As filed with the Securities and Exchange Commission
                               On October 14, 2009


                                                              File Nos. 33-12988
                                                                       811-05088

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                        Post-Effective Amendment No. 73                 X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                               Amendment No. 75                         X

                        THE ALLIANCEBERNSTEIN PORTFOLIOS
               (Exact Name of Registrant as Specified in Charter)
                1345 Avenue of the Americas, New York, N.Y. 10105

                                 (800) 221-5672
              (Registrant's Telephone Number, including Area Code)

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                1345 Avenue of the Americas, New York, N.Y. 10105
                     (Name and address of Agent for Service)

                          Copies of communications to:
                               Kathleen K. Clarke
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)

     [_]  immediately upon filing pursuant to paragraph (b)
     [X]  on November 2, 2009 pursuant to paragraph (b)
     [_]  60 days after filing pursuant to paragraph (a)(1)
     [_]  on (date) pursuant to paragraph (a)(1)
     [_]  75 days after filing pursuant to paragraph (a)(2)
     [_]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     [_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment No. 73 relates solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares, as applicable, of the AllianceBernstein Growth Fund. No information in the Registrant's Registration Statement relating to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy is amended or superseded.

GROWTH FUNDS -- (A, B, C AND ADVISOR CLASS SHARES)
 PROSPECTUS  |  NOVEMBER 2, 2009

 The AllianceBernstein Growth Funds

Domestic Growth Funds                                              Global Growth Funds
(Shares Offered--Exchange Ticker Symbol)                           (Shares Offered--Exchange Ticker Symbol)
    AllianceBernstein Growth Fund                                      AllianceBernstein Global Thematic Growth Fund
    (Class A-AGRFX; Class B-AGBBX; Class C-AGRCX; Advisor              (Class A-ALTFX; Class B-ATEBX; Class C-ATECX; Advisor
     Class-AGRYX)                                                       Class-ATEYX)
    AllianceBernstein Large Cap Growth Fund                            AllianceBernstein Global Growth Fund
    (Class A-APGAX; Class B-APGBX; Class C-APGCX; Advisor              (Class A-ABZAX; Class B-ABZBX; Class C-ABZCX; Advisor
     Class-APGYX)                                                       Class-ABZYX)
    AllianceBernstein Small/Mid Cap Growth Fund                        AllianceBernstein International Growth Fund
    (Class A-CHCLX; Class B-CHCBX; Class C-CHCCX; Advisor              (Class A-AWPAX; Class B-AWPBX; Class C-AWPCX; Advisor
     Class-CHCYX)                                                       Class-AWPYX)
    AllianceBernstein Small Cap Growth Portfolio                       AllianceBernstein Greater China '97 Fund
    (Class A-QUASX; Class B-QUABX; Class C-QUACX; Advisor              (Class A-GCHAX; Class B-GCHBX; Class C-GCHCX; Advisor
     Class-QUAYX)                                                       Class-GCHYX)

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                               Page
SUMMARY INFORMATION...........................................   4
DOMESTIC GROWTH FUNDS.........................................   4
  AllianceBernstein Growth Fund...............................   4
  AllianceBernstein Large Cap Growth Fund.....................   7
  AllianceBernstein Small/Mid Cap Growth Fund.................  10
  AllianceBernstein Small Cap Growth Portfolio................  14
GLOBAL GROWTH FUNDS...........................................  17
  AllianceBernstein Global Thematic Growth Fund...............  17
  AllianceBernstein Global Growth Fund........................  21
  AllianceBernstein International Growth Fund.................  25
  AllianceBernstein Greater China '97 Fund....................  29
ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  34
INVESTING IN THE FUNDS........................................  41
  How to Buy Shares...........................................  41
  The Different Share Class Expenses..........................  42
  Sales Charge Reduction Programs.............................  43
  CDSC Waivers and Other Programs.............................  44
  The "Pros" and "Cons" of Different Share Classes............  45
  Payments to Financial Advisors and Their Firms..............  45
  How to Exchange Shares......................................  47
  How to Sell or Redeem Shares................................  47
  Frequent Purchases and Redemptions of Fund Shares...........  47
  How the Funds Value Their Shares............................  49
MANAGEMENT OF THE FUNDS.......................................  50
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  56
GENERAL INFORMATION...........................................  57
GLOSSARY OF INVESTMENT TERMS..................................  58
FINANCIAL HIGHLIGHTS..........................................  59
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------



DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' Statement of Additional Information ("SAI").

Shareholder Fees (fees paid directly from your investment)



                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .44%    .58%    .48%       .44%
  Other Expenses                            .08%    .08%    .08%       .08%
                                           -----   -----   -----      -----
Total Other Expenses                        .52%    .66%    .56%       .52%
                                           -----   -----   -----      -----
Total Fund Operating Expenses              1.57%   2.41%   2.31%      1.27%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  578  $  644  $  334     $  129
After 3 Years   $  900  $  951  $  721     $  403
After 5 Years   $1,244  $1,285  $1,235     $  697
After 10 Years  $2,213  $2,538  $2,646     $1,534
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  578  $  244  $  234     $  129
After 3 Years   $  900  $  751  $  721     $  403
After 5 Years   $1,244  $1,285  $1,235     $  697
After 10 Years  $2,213  $2,538  $2,646     $1,534
-----------------------------------------------------





Portfolio Turnover


The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 189% of the average value of its portfolio.



PRINCIPAL STRATEGIES


The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.



In consultation with the Adviser's U.S. Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally, the Fund invests in approximately 80-120 companies.


PRINCIPAL RISKS


.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.



BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 26.31%.

                                   [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 25.59  -18.47  -24.49  -28.63   34.88   15.03   11.64  -2.04    12.76  -43.38



During the period shown in the bar chart, the Fund's:


Best Quarter was up 21.98%, 4th quarter, 1999; and Worst Quarter was down -23.60%, 1st quarter, 2001.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                       1 Year  5 Years 10 Years
-----------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                          -45.79% -5.12%   -5.43%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions                          -45.79% -5.12%   -6.00%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Fund Shares  -29.76% -4.28%   -4.41%
--------- -------------------------------------------------------------------------------------
Class B   Return Before Taxes                                          -46.09% -5.03%   -5.59%
-----------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                          -44.36% -4.98%   -5.70%
-----------------------------------------------------------------------------------------------
Advisor   Return Before Taxes
Class                                                                  -43.20% -3.99%   -4.73%
-----------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                   -38.44% -3.42%   -4.27%
-----------------------------------------------------------------------------------------------



*After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee          Length of Service  Title
-----------------------------------------------------------------------------
William D. Baird     Since 2006      Senior Vice President of the Adviser

Frank V. Caruso      Since 2008      Senior Vice President of the Adviser

Lisa A. Shalett      Since 2008      Executive Vice President of the Adviser

Vadim Zlotnikov      Since 2008      Executive Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)


                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .41%    .56%    .47%       .40%
  Other Expenses                            .07%    .08%    .08%       .08%
                                           -----   -----   -----      -----
Total Other Expenses                        .48%    .64%    .55%       .48%
                                           -----   -----   -----      -----
Total Fund Operating Expenses              1.53%   2.39%   2.30%      1.23%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  574  $  642  $  333     $  125
After 3 Years   $  888  $  945  $  718     $  390
After 5 Years   $1,224  $1,275  $1,230     $  676
After 10 Years  $2,171  $2,513  $2,636     $1,489
-----------------------------------------------------



You would pay the following expenses if you did not redeem your shares at the end of the period:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  574  $  242  $  233     $  125
After 3 Years   $  888  $  745  $  718     $  390
After 5 Years   $1,224  $1,275  $1,230     $  676
After 10 Years  $2,171  $2,513  $2,636     $1,489
-----------------------------------------------------

Portfolio Turnover


The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.



PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1 billion to almost $345 billion as of June 30, 2009, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Fund invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.


PRINCIPAL RISKS


.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.



.. Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value or NAV.



.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.



.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.



BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 26.68%.

                                   [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 28.98  -19.87  -23.92  -32.38   22.71   8.19    14.15   -0.91   13.77  -31.66



During the period shown in the bar chart, the Fund's:


Best Quarter was up 20.46%, 4th quarter, 1999; and Worst Quarter was down -19.84%, 3rd quarter, 2001.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                       1 Year  5 Years 10 Years
-----------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                          -34.56% -1.85%   -5.07%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions                          -34.56% -1.85%   -5.38%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Fund Shares  -22.46% -1.56%   -4.10%
--------- ------------------------------------------------------------ ------- ------- --------
Class B   Return Before Taxes                                          -34.94% -1.75%   -5.22%
-------------------------------------------------------------------------------------- --------
Class C   Return Before Taxes                                          -32.88% -1.72%   -5.35%
-------------------------------------------------------------------------------------- --------
Advisor   Return Before Taxes
Class                                                                  -31.47% -0.69%   -4.37%
-------------------------------------------------------------------------------------- --------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                   -38.44% -3.42%   -4.27%
-------------------------------------------------------------------------------------- --------



*After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee           Length of Service  Title
------------------------------------------------------------------------------
James G. Reilly       Since 2006      Executive Vice President of the Adviser

Michael J. Reilly     Since 2006      Senior Vice President of the Adviser

P. Scott Wallace      Since 2006      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

AllianceBernstein Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .23%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .24%    .39%    .29%       .24%
  Other Expenses                            .16%    .16%    .16%       .16%
                                           -----   -----   -----      -----
Total Other Expenses                        .40%    .55%    .45%       .40%
                                           -----   -----   -----      -----
Total Fund Operating Expenses              1.38%   2.30%   2.20%      1.15%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  560  $  633  $  323     $  117
After 3 Years   $  843  $  918  $  688     $  365
After 5 Years   $1,148  $1,230  $1,180     $  633
After 10 Years  $2,012  $2,405  $2,534     $1,398
-----------------------------------------------------



You would pay the following expenses if you did not redeem your shares at the end of period:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  560  $  233  $  223     $  117
After 3 Years   $  843  $  718  $  688     $  365
After 5 Years   $1,148  $1,230  $1,180     $  633
After 10 Years  $2,012  $2,405  $2,534     $1,398
-----------------------------------------------------

Portfolio Turnover


The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 176% of the average value of its portfolio.



PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500(R) Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(R) Growth Index. The market capitalizations of companies in the Russell 2500(R) Growth Index ranged from $51 million to $4.2 billion as of June 30, 2009. Because the Fund's definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.



When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 stocks broadly diversified by sector.



The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.



PRINCIPAL RISKS


.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.



.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.



BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

In November 2008, the Fund implemented its current investment policies (previously it had invested primarily in "mid-cap" companies) and also changed its name and portfolio management team. Accordingly, the performance shown below for periods prior to November 2008 may not be representative of the Fund's performance under its current investment policies.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 37.50%.

                                   [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
33.90  -15.88  -18.09   -32.72  65.96   19.23    6.71    1.36   11.88   -48.52



During the period shown in the bar chart, the Fund's:


Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -30.35%, 4th quarter, 2008.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                       1 Year  5 Years 10 Years
-----------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                          -50.75% -6.58%   -3.06%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions                          -50.75% -7.64%   -4.01%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Fund Shares  -32.99% -5.13%   -2.49%
          -------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                          -50.93% -6.52%   -3.30%
-----------------------------------------------------------------------------------------------
Class C   Return Before Taxes                                          -49.40% -6.48%   -3.44%
-----------------------------------------------------------------------------------------------
Advisor   Return Before Taxes
Class                                                                  -48.31% -5.52%   -2.43%
-----------------------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                   -41.50% -2.24%    0.75%
-----------------------------------------------------------------------------------------------



*After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee            Length of Service    Title
------------------------------------------------------------------------------
Bruce K. Aronow     Since November 2008  Senior Vice President of the Adviser

N. Kumar Kirpalani  Since November 2008  Senior Vice President of the Adviser

Samantha S. Lau     Since November 2008  Senior Vice President of the Adviser

Wen-Tse Tseng       Since November 2008  Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .78%    .78%    .78%       .78%
Distribution and/or Service (12b-1) Fees    .27%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .38%    .54%    .44%       .35%
  Other Expenses                            .19%    .19%    .19%       .22%
                                           -----   -----   -----      -----
Total Other Expenses                        .57%    .73%    .63%       .57%
                                           -----   -----   -----      -----
Total Fund Operating Expenses              1.62%   2.51%   2.41%      1.35%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  583  $  654  $  344     $  137
After 3 Years   $  914  $  982  $  751     $  428
After 5 Years   $1,269  $1,335  $1,285     $  739
After 10 Years  $2,265  $2,627  $2,746     $1,624
-----------------------------------------------------



You would pay the following expenses if you did not redeem your shares at the end of period:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  583  $  254  $  244     $  137
After 3 Years   $  914  $  782  $  751     $  428
After 5 Years   $1,269  $1,335  $1,285     $  739
After 10 Years  $2,265  $2,627  $2,746     $1,624
-----------------------------------------------------

Portfolio Turnover


The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.



PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2009, there were approximately 4,400 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.5 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.



When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies.



PRINCIPAL RISKS


.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.



.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.



BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 35.46%.

                                    [BAR CHART]

                               Calendar Year End (%)

    99      00      01      02      03      04      05      06      07      08
  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   12.96  -7.61  -13.64  -31.84   48.09    13.95   4.71    10.58   13.97  -45.14



During the period shown in the bar chart, the Fund's:


Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.82%, 4th quarter, 2008.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                       1 Year  5 Years 10 Years
-----------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                          -47.47% -4.61%   -3.25%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions                          -47.47% -4.61%   -3.63%
          -------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Fund Shares  -30.86% -3.86%   -2.88%
          ------------------------------------------------------------ ------- ------- --------
-----------------------------------------------------------------------------------------------
Class B   Return Before Taxes                                          -47.82% -4.57%   -3.45%
-------------------------------------------------------------------------------------- --------
Class C   Return Before Taxes                                          -46.12% -4.51%   -3.58%
-------------------------------------------------------------------------------------- --------
Advisor   Return Before Taxes
Class                                                                  -44.98% -3.52%   -2.54%
-------------------------------------------------------------------------------------- --------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)                   -38.54% -2.35%   -0.76%
-------------------------------------------------------------------------------------- --------



*After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee            Length of Service  Title
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2004      Senior Vice President of the Adviser

Samantha S. Lau        Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

AllianceBernstein Global Thematic Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .73%    .73%    .73%       .73%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .55%    .71%    .60%       .54%
  Other Expenses                            .12%    .10%    .12%       .13%
                                           -----   -----   -----      -----
Total Other Expenses                        .67%    .81%    .72%       .67%
                                           -----   -----   -----      -----
Total Fund Operating Expenses              1.70%   2.54%   2.45%      1.40%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  590  $  657  $  348     $  143
After 3 Years   $  938  $  991  $  764     $  443
After 5 Years   $1,309  $1,350  $1,306     $  766
After 10 Years  $2,348  $2,670  $2,786     $1,680
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  590  $  257  $  248     $  143
After 3 Years   $  938  $  791  $  764     $  443
After 5 Years   $1,309  $1,350  $1,306     $  766
After 10 Years  $2,348  $2,670  $2,786     $1,680
-----------------------------------------------------



Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 201% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Fund pursues a high risk strategy, using AllianceBernstein Research to identify opportunistic investments in innovation, and is offered as a satellite to supplement core investment strategies.


The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.


In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.


The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

In November 2008, the Fund implemented its current investment objective and policies (previously it had invested primarily in technology companies) and also changed its name and portfolio management team. Accordingly, the performance shown below for periods prior to November 2008 may not be representative of the Fund's performance under its current investment policies.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 47.94%.

                                   [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
71.78   -24.62 -25.88   -42.95  41.67    4.93    4.97    8.12   20.29   -45.43


During the period shown in the bar chart, the Fund's:


Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                                                     1 Year  5 Years 10 Years
-----------------------------------------------------------------------------------------------------------------------------
Class A*  Return Before Taxes                                                                        -47.75% -5.63%   -5.29%
          ------------------------------------------------------------------------------------------------------------------
          Return After Taxes on Distributions                                                        -47.75% -5.63%   -5.52%
          ------------------------------------------------------------------------------------------------------------------
          Return After Taxes on Distributions and Sale of Fund Shares                                -31.04% -4.70%   -4.28%
--------- -----------------------------------------------------------------------------------------  ------- ------- --------
Class B   Return Before Taxes                                                                        -48.05% -5.56%   -5.46%
--------- -----------------------------------------------------------------------------------------  ------- ------- --------
Class C   Return Before Taxes                                                                        -46.37% -5.50%   -5.58%
--------- -----------------------------------------------------------------------------------------  ------- ------- --------
Advisor   Return Before Taxes
Class                                                                                                -45.27% -4.51%   -4.59%
--------- -----------------------------------------------------------------------------------------  ------- ------- --------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                          -42.19% -0.06%   -0.20%
--------- -----------------------------------------------------------------------------------------  ------- ------- --------



*After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee           Length of Service    Title
--------------------------------------------------------------------------------
Joseph G. Carson   Since November 2008  Senior Vice President of the Adviser

Amy P. Raskin      Since November 2008  Senior Vice President of the Adviser

Andrew Reiss       Since November 2009  Senior Vice President of the Adviser

Robert W. Scheetz  Since November 2009  Senior Vice President of the Adviser

Lisa A. Shalett    Since November 2008  Executive Vice President of the Adviser

Catherine D. Wood  Since November 2008  Senior Vice President of the Adviser

Vadim Zlotnikov    Since November 2008  Executive Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

AllianceBernstein Global Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .11%    .25%    .18%       .14%
  Other Expenses                            .59%    .84%    .89%       .84%
                                          ------  ------  ------     ------
Total Other Expenses                        .70%   1.09%   1.07%       .98%
                                          ------  ------  ------     ------
Total Fund Operating Expenses              1.75%   2.84%   2.82%      1.73%
                                          ======  ======  ======     ======
Waiver and/or Expense Reimbursement (a)   (.25)%  (.64)%  (.62)%     (.53)%
                                          ------  ------  ------     ------
Net Expenses                               1.50%   2.20%   2.20%      1.20%
                                          ======  ======  ======     ======
-------------------------------------------------------------------------------


* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

(a)The fee waiver and/or expense reimbursement will remain in effect until November 2, 2010.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                 Class A Class B Class C Advisor Class
------------------------------------------------------
After 1 Year     $  571  $  623  $  323     $  122
After 3 Years*   $  929  $1,020  $  816     $  493
After 5 Years*   $1,311  $1,442  $1,434     $  889
After 10 Years*  $2,380  $2,859  $3,103     $1,997
------------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:



                 Class A Class B Class C Advisor Class
------------------------------------------------------
After 1 Year     $  571  $  223  $  223     $  122
After 3 Years*   $  929  $  820  $  816     $  493
After 5 Years*   $1,311  $1,442  $1,434     $  889
After 10 Years*  $2,380  $2,859  $3,103     $1,997
------------------------------------------------------



*The example assumes that the waiver is only in place through the end of the first fiscal year.

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a global portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the senior sector analysts, the Adviser's Global Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 25.71%.

                                   [BAR CHART]

                               Calendar Year End (%)

    99      00      01      02      03      04      05      06      07      08
  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
   n/a     n/a     n/a     n/a    34.28   12.25   15.82    14.75  12.61   -53.78



During the period shown in the bar chart, the Fund's:


Best Quarter was up 16.92%, 2nd quarter, 2003; and Worst Quarter was down -28.81%, 4th quarter, 2008.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                      Since
                                                    1 Year  5 Years Inception*
------------------------------------------------------------------------------
Class A**  Return Before Taxes                      -55.75% -5.75%     0.27%
           ------------------------------------------------------------------
           Return After Taxes on Distributions      -55.93% -6.36%    -0.46%
           ------------------------------------------------------------------
           Return After Taxes on Distributions and
           Sale of Fund Shares                      -35.99% -4.43%     0.47%
---------- ---------------------------------------  ------- ------- ----------
Class B    Return Before Taxes                      -55.85% -5.59%     0.25%
---------- ---------------------------------------  ------- ------- ----------
Class C    Return Before Taxes                      -54.57% -5.61%     0.23%
---------- ---------------------------------------  ------- ------- ----------
Advisor    Return Before Taxes
Class                                               -53.63% -4.65%     1.25%
---------- ---------------------------------------  ------- ------- ----------
MSCI World Index (Net)
(reflects no deduction for fees, expenses, or
taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                         -40.71% -0.51%    -0.64%
---------- ---------------------------------------  ------- ------- ----------



* Inception date for all Classes is 7/22/02.

**After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee                  Length of Service  Title
----------------------------------------------------------------------------------
William A. Johnston        Since May 2009    Vice President of the Adviser

Steven A. Nussbaum, M.D.   Since 2008        Senior Vice President of the Adviser

David G. Robinson          Since 2008        Senior Vice President of the Adviser

Jane E. Schneirov          Since 2002        Senior Vice President of the Adviser

Paul J. Vogel              Since 2007        Senior Vice President of the Adviser

Janet A. Walsh             Since 2002        Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None
-----------------------------------------------------------------------------------------------------------------------------



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .21%    .28%    .23%       .21%
  Other Expenses                            .08%    .09%    .09%       .09%
                                           -----   -----   -----      -----
Total Other Expenses                        .29%    .37%    .32%       .30%
                                           -----   -----   -----      -----
Total Fund Operating Expenses              1.34%   2.12%   2.07%      1.05%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  556  $  615  $  310     $  107
After 3 Years   $  831  $  864  $  649     $  334
After 5 Years   $1,128  $1,139  $1,114     $  579
After 10 Years  $1,969  $2,253  $2,400     $1,283
-----------------------------------------------------



You would pay the following expenses if you did not redeem your shares at the end of period:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  556  $  215  $  210     $  107
After 3 Years   $  831  $  664  $  649     $  334
After 5 Years   $1,128  $1,139  $1,114     $  579
After 10 Years  $1,969  $2,253  $2,400     $1,283
-----------------------------------------------------

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 103% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology, telecommunications, health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the senior sector analysts, the Adviser's International Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 33.49%.

                                   [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 56.33  -25.33  -18.13  -6.22   44.72   23.85   19.83    25.04   17.14  -49.39


During the period shown in the bar chart, the Fund's:


Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -27.28%, 3rd quarter, 2008.


Performance Table
Average Annual Total Returns
(For the periods ended December 31, 2008)



                                                   1 Year  5 Years 10 Years
---------------------------------------------------------------------------
Class A*  Return Before Taxes                      -51.54%  1.05%   3.17%
          ----------------------------------------------------------------
          Return After Taxes on Distributions      -51.67%  0.68%   2.44%
          ----------------------------------------------------------------
          Return After Taxes on Distributions and
          Sale of Fund Shares                      -33.16%  1.28%   2.68%
--------- ---------------------------------------  ------- ------- --------
Class B   Return Before Taxes                      -51.77%  1.17%   2.99%
--------- ---------------------------------------  ------- ------- --------
Class C   Return Before Taxes                      -50.31%  1.18%   2.85%
--------- ---------------------------------------  ------- ------- --------
Advisor   Return Before Taxes
Class                                              -49.29%  2.22%   3.93%
--------- ---------------------------------------  ------- ------- --------
MSCI World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or
taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                        -43.56%  1.91%   1.18%
--------- ---------------------------------------  ------- ------- --------
MSCI AC World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or
taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                        -45.53%  2.56%   1.90%
--------- ---------------------------------------  ------- ------- --------



*After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee              Length of Service  Title
---------------------------------------------------------------------------------
Gregory D. Eckersley     Since 2006      Senior Vice President of the Adviser

Robert W. Scheetz        Since 2005      Senior Vice President of the Adviser

Christopher M. Toub      Since 2005      Executive Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

AllianceBernstein Greater China '97 Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term capital appreciation through investment of at least 80% of its total assets in equity securities of Greater China companies.


FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge reductions if you and members of your family invest, or agree to invest in the future, at least $100,000 in AllianceBernstein Mutual Funds. More information about these and other discounts is available from your financial intermediary and in Investing in the Funds--Sales Charge Reduction Programs on page 43 of this Prospectus and in Purchase of Shares--Sales Charge Reduction Programs on page 110 of the Funds' SAI.

Shareholder Fees (fees paid directly from your investment)



                                                                                           Class B
                                                                                            Shares
                                                                                        (not currently
                                                                                Class A   offered to   Class C  Advisor Class
                                                                                Shares  new investors) Shares      Shares
-----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              4.25%       None        None       None
-----------------------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None       4.00%*      1.00%**     None
-----------------------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None        None        None       None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class B Class C Advisor Class
-------------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%       .75%
Distribution and/or Service (12b-1) Fees    .30%   1.00%   1.00%       None
Other Expenses:
  Transfer Agent                            .27%    .35%    .31%       .29%
  Other Expenses                            .70%    .82%    .82%       .83%
                                           -----   -----   -----      -----
Total Other Expenses                        .97%   1.17%   1.13%      1.12%
                                           -----   -----   -----      -----
Total Fund Operating Expenses              2.02%   2.92%   2.88%      1.87%
                                           =====   =====   =====      =====
-------------------------------------------------------------------------------



* Class B shares automatically convert to Class A shares after eight years. The contingent deferred sales charge or CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the fourth year.

**For Class C shares, the CDSC is 0% after the first year.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  621  $  695  $  391     $  190
After 3 Years   $1,032  $1,104  $  892     $  588
After 5 Years   $1,467  $1,538  $1,518     $1,011
After 10 Years  $2,673  $3,030  $3,204     $2,190
-----------------------------------------------------

You would pay the following expenses if you did not redeem your shares at the end of period:



                Class A Class B Class C Advisor Class
-----------------------------------------------------
After 1 Year    $  621  $  295  $  291     $  190
After 3 Years   $1,032  $  904  $  892     $  588
After 5 Years   $1,467  $1,538  $1,518     $1,011
After 10 Years  $2,673  $3,030  $3,204     $2,190
-----------------------------------------------------



Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 105% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Fund will invest at least 80%, and normally substantially all, of its net assets in equity securities of Greater China companies, which are companies in China, Hong Kong, and Taiwan. Of these countries, the Fund expects to invest a significant portion of its assets, which may be greater than 50%, in Hong Kong companies and may invest all of its assets in Hong Kong companies or companies of either of the other Greater China countries. The Fund also may invest in convertible securities and equity-linked debt securities issued or guaranteed by Greater China companies or Greater China Governments, their agencies, or instrumentalities. As of July 31, 2009, the Fund had approximately 58% of its net assets invested in securities of China companies, 24% of its net assets in Taiwan companies and 14% of its net assets in Hong Kong companies.

In addition to investing in equity securities of Greater China companies, the Fund may invest up to 20% of its total assets in (i) debt securities issued or guaranteed by Greater China companies or by Greater China Governments, their agencies or instrumentalities and (ii) equity or debt securities issued by issuers other than Greater China companies. The Fund may invest in short- or long-term fixed income securities and will invest only in investment grade securities.

The Adviser's emerging markets growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored - some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that causes the company to grow faster than market forecasts. The Greater China Portfolio Oversight Group is responsible for the construction of the portfolio. The Portfolio Oversight Group uses a proprietary quantitative tool to further assess portfolio candidates based on factors including earnings per share change, consensus earnings revisions, price momentum and valuation. The Fund normally invests in approximately 40-60 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.


.. Emerging Market Risk: Foreign investment risk may be particularly high to the extent the Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.


.. Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. Country or Geographic Risk: Investments in issuers located in a particular country or geographic region may have more risk because of particular market factors affecting that country or region, including political instability or unpredictable economic conditions. Risks of investments in securities of Chinese companies include the volatility of the Chinese stock market, heavy dependence on exports, which may decrease, sometimes significantly, when the world economy weakens, and the continuing importance of the role of the Chinese Government, which may take actions that affect economic and market practices. Risks of investments in Hong Kong companies include heavy reliance on the U.S. economy and other regional economies, particularly the Chinese economy, which makes these investments vulnerable to changes in these economies. Investments in Taiwanese companies are subject to the risk that the continuing issue of Taiwan's sovereignty, which is disputed by China, could have an adverse effect on Taiwan's economy. In addition, like China, Taiwan's economy is export-driven and vulnerable to global economic downturns.

.. Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.


.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 45.15%.

                                   [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
82.87   -24.33  -11.93  -15.22  81.12    3.74    5.14   65.53   50.30   -55.27


During the period shown in the bar chart, the Fund's:


Best Quarter was up 49.31%, 4th quarter, 1999; and Worst Quarter was down -28.31%, 3rd quarter, 2001.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                   1 Year  5 Years 10 Years
---------------------------------------------------------------------------
Class A*  Return Before Taxes                      -57.17%  3.06%   8.08%
          ----------------------------------------------------------------
          Return After Taxes on Distributions      -59.18%  1.64%   7.28%
          ----------------------------------------------------------------
          Return After Taxes on Distributions and
          Sale of Fund Shares                      -34.47%  2.82%   7.22%
--------- ---------------------------------------  ------- ------- --------
Class B   Return Before Taxes                      -56.77%  3.21%   7.89%
--------------------------------------------------------------------------
Class C   Return Before Taxes                      -55.87%  3.24%   7.73%
--------------------------------------------------------------------------
Advisor   Return Before Taxes
Class                                              -55.16%  4.25%   8.87%
--------------------------------------------------------------------------
MSCI Golden Dragon Index (Gross) (reflects no
deduction for fees, expenses, or taxes)            -49.37%  4.19%   3.67%
--------------------------------------------------------------------------
MSCI Golden Dragon Index (Net) (reflects a
deduction for non-U.S. withholding taxes on
dividends but no other deduction)                  -49.54%  3.87%    N/A
--------------------------------------------------------------------------



*After-tax returns:


  -Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios;

  -Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and

  -Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee               Length of Service    Title
---------------------------------------------------------------------------------
Stephen M. Beinhacker  Since November 2008  Senior Vice President of the Adviser

Richard Chow           Since November 2008  Senior Vice President of the Adviser

Vernon Yu              Since 2005           Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 33 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES


     .   PURCHASE AND SALE OF FUND SHARES

Purchase Minimums*

                                                                                         Initial
-------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs                          $2,500
(Class B shares are not currently offered to new shareholders)
-------------------------------------------------------------------------------------------------------
Automatic Investment Program                                                         Less than $2,500

-------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or through other limited        None
arrangements)
-------------------------------------------------------------------------------------------------------

                                                                                             Subsequent
----------------------------------------------------------------------------------------------------------------
Class A/Class C Shares, including traditional IRAs and Roth IRAs                                $50
(Class B shares are not currently offered to new shareholders)
----------------------------------------------------------------------------------------------------------------
Automatic Investment Program                                                         $200 monthly until account
                                                                                       balance reaches $2,500
----------------------------------------------------------------------------------------------------------------
Advisor Class Shares (only available to fee-based programs or through other limited             None
arrangements)
----------------------------------------------------------------------------------------------------------------

*Note: The Funds may waive investment minimums for certain types of retirement accounts or under certain other circumstances.


You may sell (redeem) your shares each day the New York Stock Exchange is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).


     .   TAX INFORMATION


Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.


     .   PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES


If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS

--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

Derivatives
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).


The Funds' investments in derivatives may include, but are not limited to, the following:

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


 - Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. A Fund may write "covered" options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  Other Derivatives and Strategies

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.


Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Each Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depository Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts, or GDRs, European Depository Receipts, or EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Equity-Linked Debt Securities
Equity-linked debt securities are securities on which the issuer is obligated to pay interest and/or principal that is linked to the performance of a specified index of equity securities. The interest or principal payments may be significantly greater or less than payment obligations for other types of debt securities. Adverse changes in equity securities indices and other adverse changes in the securities markets may reduce payments made under, and/or the principal of, equity-linked debt securities held by a Fund. As with any debt securities, the values of equity-linked debt securities will generally vary inversely with changes in interest rates. A Fund's ability to dispose of equity-linked debt securities will depend on the availability of liquid markets for such securities. Investment in equity-linked debt securities may be considered to be speculative.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies
The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans and Other Direct Debt Instruments
Loans and other direct debt instruments are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other creditors. Direct debt instruments involve the risk of loss in case of default or insolvency of the borrower and may offer less legal protection to a Fund in the event of fraud or misrepresentation than debt securities. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the Fund to supply additional cash to the borrower on demand. Loans and other direct debt instruments are generally illiquid and may be transferred only through individually negotiated private transactions.

Preferred Stock
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended ("Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Repurchase Agreements and Buy/Sell Back Transactions
A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Reverse Repurchase Agreements
A reverse repurchase agreement involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements are subject to a Fund's limitations on borrowings and create leverage risk for a Fund. In addition, reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the purchase price.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic                         Morocco                                Trinidad & Tobago
Dominican Republic                     Nigeria                                Tunisia
Ecuador                                Pakistan                               Turkey
Egypt                                  Panama                                 Ukraine
El Salvador                            Peru                                   Uruguay
Guatemala                              Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

Investment in Smaller, Less-Seasoned Companies
Investment in smaller, less-seasoned companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Future Developments
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies
A Fund's Board may change a Fund's investment objective without shareholder approval, except that AllianceBernstein Greater China '97 Fund's investment objective is fundamental and may not be changed without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Large Cap Growth Fund or AllianceBernstein Small/Mid Cap Growth Fund, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus. Different classes of fund shares are available to certain retirement plans and offered through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Only Class A shares offer Quantity Discounts on sales charges, as described under "Sales Charge Reduction Programs" below.

HOW TO BUY SHARES
The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.

Class A, Class B and Class C Shares
Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

You may purchase a Fund's Class A, Class B or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.

Purchase Minimums and Maximums

Minimums:*

--Initial:     $2,500
--Subsequent:  $   50

*Purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.

Maximum Individual Purchase Amount:

--Class A shares        None
--Class B shares  $  100,000
--Class C shares  $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable initial sales charge.

If you are an existing Fund shareholder and you have completed the appropriate section of the Mutual Fund Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.

Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:

.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;

.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and

.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

The Funds' SAI has more detailed information about who may purchase and hold Advisor Class shares.

Retirement Plans, Tax-Deferred Accounts and Employee Benefit Plans

Special eligibility rules apply to these types of investments. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:


..  Traditional and Roth IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

For AllianceBernstein Greater China '97 Fund, Class A shares offered through this Prospectus are also available to:

.. all 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund ("group retirement plans") with assets of $1,000,000 or more; and

..  AllianceBernstein-sponsored group retirement plans.

Group retirement plans that selected Class B shares as an investment alternative under their plans before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees, and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Mutual Fund Application.

General
ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees, initial sales charges and/or CDSCs. Only Class A shares offer Quantity Discounts as described below.

                           WHAT IS A RULE 12b-1 FEE?
  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in Summary Information section above.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

Each Fund has adopted plans under Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:



                                  Distribution and/or Service
                                    (Rule 12b-1) Fee (as a
                                    Percentage of Aggregate
                                   Average Daily Net Assets)
                   ------------------------------------------
                   Class A                   0.30%*
                   Class B                   1.00%
                   Class C                   1.00%
                   Advisor Class             None


*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors/Trustees of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares. Because higher fees mean a higher expense ratio, Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative
You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Any applicable sales charge will be deducted directly from your investment. Larger investments are subject to "breakpoints or quantity discounts" as discussed below. Purchases of Class A shares in the amount of $1,000,000 or more or by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans are not subject to an initial charge, but may be subject to a 1% CDSC if redeemed or terminated within one year.

Class B Shares - Deferred Sales Charge Alternative
Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares may only be purchased (i) by existing Class B shareholders as of January 31, 2009, (ii) through exchange of Class B shares from another AllianceBernstein Mutual Fund, and (iii) as otherwise described below.

You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a CDSC if you redeem shares within four years of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

                          Year Since Purchase   CDSC
                          ---------------------------
                          First                  4.0%
                          Second                 3.0%
                          Third                  2.0%
                          Fourth                 1.0%
                          Fifth and thereafter  None

If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.

Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-Based Sales Charge Alternative

You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares or purchase of CollegeBoundfund units.


Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?
  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.

Advisor Class Shares - Fee-Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges, although your financial advisor may charge a fee.

SALES CHARGE REDUCTION PROGRAMS
This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in the Funds' SAI.


                         You Can Reduce Sales Charges
                          When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                            Initial Sales Charge
                                            ------------------
                                             as % of    as % of
                                            Net Amount  Offering
                 Amount Purchased            Invested    Price
                 -----------------------------------------------
                 Up to $100,000                4.44%      4.25%
                 $100,000 up to $250,000       3.36       3.25
                 $250,000 up to $500,000       2.30       2.25
                 $500,000 up to $1,000,000     1.78       1.75
                 $1,000,000 and above          0.00       0.00

Rights of Accumulation
To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment in a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:

.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;

.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege as described below.


Class A Shares - Purchases Not Subject to Sales Charges

The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;

.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for services in the nature of investment advisory or administrative services.

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management Divisions, including subsequent contributions to those IRAs; or

.. certain other investors, such as investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division, employees of selected dealers authorized to sell a Fund's shares, and employees of the Adviser.

Please see the Funds' SAI for more information about purchases of Class A shares without sales charges.

CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;

.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder were enrolled in the Program prior to January 31, 2009. Please see the Funds' SAI for more details.

Reinstatement Privilege
A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares. The reinstatement privilege for Class B shares is not available after January 31, 2009.

Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES
The decision as to which class of shares is most beneficial to you depends on the amount you intend to invest, how long you expect to own shares, and expenses associated with owning a particular class of shares. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares may be more costly than Class A shares before they convert to Class A shares due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within four years of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.

Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent or other financial intermediary, with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.


                       WHAT IS A FINANCIAL INTERMEDIARY?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

All or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more or for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans.

ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment for sales of Class B shares and an amount equal to 1% of your investment for sales of Class C shares.

For Class A and Class C shares, up to 100% and, for Class B shares, up to 30% of the Rule 12b-1 fees applicable to these classes of shares each year may be paid to financial intermediaries.

In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.

  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - upfront sales commissions;
  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
In addition to the commissions paid to financial intermediaries at the time of sale and Rule 12b-1 fees, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.


For 2009, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $15,500,000. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.


A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors

  Bank of America

  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co. Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.
  UBS AG
  UBS Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Other Financial Advisor
Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:

          AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:

          AllianceBernstein Investor Services, Inc.
          8000 IH 10 W, 4th floor
          San Antonio, TX 78230

.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries and surviving joint owners. If you have any questions about these procedures, contact ABIS.

By Telephone:
.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.

..  If you have selected electronic funds transfer in your Mutual Fund
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors or Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2009 totaling approximately $447 billion (of which more than $67 billion represented assets of investment companies). As of June 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 48 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 98 separate investment portfolios, have approximately 38 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:


                                             Fee as a Percentage of
                                                  Average Net       Fiscal Year
Fund                                                Assets*            Ended
-------------------------------------------------------------------------------
AllianceBernstein Growth Fund                         .75%            7/31/09
AllianceBernstein Large Cap Growth Fund               .75%            7/31/09
AllianceBernstein Small/Mid Cap Growth
 Fund                                                 .75%            7/31/09
AllianceBernstein Small Cap Growth
 Portfolio                                            .78%            7/31/09
AllianceBernstein Global Thematic Growth
 Fund                                                 .73%            7/31/09
AllianceBernstein Global Growth Fund                  .26%            6/30/09
AllianceBernstein International Growth Fund           .75%            6/30/09
AllianceBernstein Greater China '97 Fund              .75%            7/31/09


*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS:
The day-to-day management of, and investment decisions for, the AllianceBernstein Growth Fund are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United States and abroad.

The Adviser's U.S. Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the U.S. Growth senior sector analysts, is responsible for determining the market sectors in which the Fund invests and the percentage allocation into each sector.

The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                                    Principal Occupation During
Employee; Length of Service; Title                    the Past Five (5) Years
----------------------------------------------------------------------------------------
William D. Baird; since 2006; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity as a
                                             portfolio manager since prior to 2004.

Frank V. Caruso; since 2008; Senior Vice     Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated in a
                                             substantially similar capacity as a
                                             portfolio manager since prior to 2004,
                                             and U.S. Relative Value Team Leader.

Lisa A. Shalett; since 2008; Executive Vice  Executive Vice President of the Adviser,
President of the Adviser                     with which she has been associated in
                                             a substantially similar capacity as a
                                             portfolio manager since prior to 2004.
                                             In February 2007, she joined the
                                             management team of Alliance Growth
                                             Equities as the Global Research Director
                                             and was named Global Head of Growth
                                             Equities in January 2008. For the four
                                             years prior, Ms. Shalett was Chair and
                                             Chief Executive Officer of Sanford C.
                                             Bernstein LLC, the firm's institutional
                                             research brokerage business.

Vadim Zlotnikov; since 2008; Executive       Executive Vice President of the Adviser,
Vice President of the Adviser                and Chief Investment Officer of Growth
                                             Equities and Head of Growth Portfolio
                                             Analytics since January 2008. Prior
                                             thereto, he was the Chief Investment
                                             Strategist for Sanford C. Bernstein's
                                             institutional research unit since prior to
                                             2004.

The day-to-day management of, and investment decisions for, the AllianceBernstein Large Cap Growth Fund are made by the Adviser's U.S. Large Cap Growth Investment Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:


                                                   Principal Occupation During
Employee; Length of Service; Title                   the Past Five (5) Years
--------------------------------------------------------------------------------------
James G. Reilly; since 2006; Executive Vice  Executive Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2004. Mr. Reilly has been
                                             a member of the U.S. Large Cap
                                             Growth Investment Team since 1988.

Michael J. Reilly; since 2006; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2004. Mr. Reilly has been
                                             a member of the U.S. Large Cap
                                             Growth Investment Team since 1992.

P. Scott Wallace; since 2006; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2004. Mr. Wallace has
                                             been a member of the U.S. Large Cap
                                             Growth Investment Team since 2001.


The day-to-day management of, and investment decisions for, the AllianceBernstein Small/Mid Cap Growth Fund are made by the Adviser's Small/Mid Cap Growth Investment Team. The Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.


The following table lists the senior members of the Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the year that each person assumed joint and primary responsibility for the Fund, and each person's principal occupation during the past five years:



                                               Principal Occupation During
Employee; Length of Service; Title               the Past Five (5) Years
---------------------------------------------------------------------------------
Bruce K. Aronow; since November 2008;     Senior Vice President of the Adviser,
Senior Vice President of the Adviser      with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2004.

N. Kumar Kirpalani; since November 2008;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser      with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2004.

Samantha S. Lau; since November 2008;     Senior Vice President of the Adviser,
Senior Vice President of the Adviser      with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2004.

                                           Principal Occupation During
Employee; Length of Service; Title          the Past Five (5) Years
-----------------------------------------------------------------------------
Wen-Tse Tseng; since November 2008;  Vice President of the Adviser, with
Vice President of the Adviser        which he has been associated since
                                     2006. Prior thereto, he was the
                                     healthcare sector portfolio manager for
                                     the small-cap growth team at William
                                     D. Witter from August 2003 until 2006.
                                     He also worked at Weiss, Peck and
                                     Greer, managing the health care sector
                                     with the same team with which he
                                     worked at William D. Witter, from April
                                     2002 to August 2003.

The day-to-day management of, and investment decisions for, the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by the Adviser's team of research analysts (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been responsible for the Fund, and each person's principal occupation during the past five years:


                                           Principal Occupation During
Employee; Length of Service; Title          the Past Five (5) Years
-----------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior Vice          (see above)
President of the Adviser

N. Kumar Kirpalani; since 2004; Senior            (see above)
Vice President of the Adviser

Samantha S. Lau; since 2004; Senior Vice          (see above)
President of the Adviser

Wen-Tse Tseng; since 2006; Vice President         (see above)
of the Adviser



The day-to-day management of, and investment decisions for, the AllianceBernstein Global Thematic Growth Fund are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.


The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                             Principal Occupation During
Employee; Length of Service; Title             the Past Five (5) Years
-------------------------------------------------------------------------------
Joseph G. Carson; since November 2008;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser    with which he has been associated in a
                                        substantially similar capacity as a
                                        portfolio manager since prior to 2004,
                                        and Director of Global Economic
                                        Research on Fixed-Income.


                                               Principal Occupation During
Employee; Length of Service; Title              the Past Five (5) Years
---------------------------------------------------------------------------------
Amy P. Raskin; since November 2008;      Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which she has been associated in
                                         a substantially similar capacity as a
                                         portfolio manager since prior to 2004.
                                         She is also Director of Research on
                                         Strategic Change since 2006 and
                                         Director of Early Stage Growth Unit
                                         since 2008.

Andrew Reiss; since November 2009;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2004.
                                         He is also the Director of Research on
                                         Strategic Change.

Robert W. Scheetz; since November 2009;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2004.

Lisa A. Shalett; since November 2008;    (see above)
Executive Vice President of the Adviser

Catherine D. Wood; since November 2008;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which she has been associated in
                                         a substantially similar capacity as a
                                         portfolio manager since prior to 2004.
                                         She is also Chief Investment Officer of
                                         Strategic Research.

Vadim Zlotnikov; since November 2008;    (see above)
Executive Vice President of the Adviser


The day-to-day management of, and investment decisions for, the AllianceBernstein Global Growth Fund are made by the Adviser's Global Growth senior sector analysts, with oversight by the Adviser's Global Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The Adviser's Global Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Growth senior sector analysts, is responsible for determining the market sectors in which the Fund invests and the percentage allocation into each sector.

The following table lists the senior sector analysts with the responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  Principal Occupation During
Employee; Length of Service; Title                 the Past Five (5) Years
------------------------------------------------------------------------------------
William A. Johnston, since May 2009; Vice   Senior Vice President of
President of the Adviser                    AllianceBernstein Limited and a Vice
                                            President of the Adviser, with which he
                                            has been associated since prior to
                                            2004.

Steven A. Nussbaum, M.D.; since 2008;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser        with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2004.

David G. Robinson; since 2008; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2004.

Jane E. Schneirov; since March 2002;        Senior Vice President of the Adviser,
Senior Vice President of the Adviser        with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2004.

Paul J. Vogel; since 2007; Senior Vice      Senior Vice President of the Adviser,
President of the Adviser                    with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2004.

Janet A. Walsh; since March 2002; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser               with which she has been associated in
                                            a substantially similar capacity as a
                                            portfolio manager since prior to 2004.


The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to his/her respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The Adviser's International Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Growth senior sector analysts, is responsible for determining the market sectors in which the Fund invests and the percentage allocation into each sector. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the members of the International Growth Portfolio Oversight Group with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  Principal Occupation During
Employee; Length of Service; Title                  the Past Five (5) Years
-------------------------------------------------------------------------------------
Gregory D. Eckersley; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2004.

Robert W. Scheetz; since 2005; Senior Vice  (see above)
President of the Adviser

Christopher M. Toub; since 2005;            Executive Vice President of the Adviser,
Executive Vice President of the Adviser     with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2004.


The day-to-day management of, and investment decisions for, the AllianceBernstein Greater China '97 Fund are made by the Adviser's Hong Kong/China Portfolio Oversight Group (the "Group"). The Group relies heavily on the fundamental analysis and research of the Adviser's large internal research staff.


While no one person is principally responsible for coordinating the investments, the following table lists the members of the Group who are primarily responsible for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund and each person's principal occupation during the past five years:



                                                  Principal Occupation During
Employee; Length of Service; Title                 the Past Five (5) Years
------------------------------------------------------------------------------------
Stephen M. Beinhacker, since November       Senior Vice President of the Adviser,
2008; Senior Vice President of the Adviser  with which he has been associated in a similar capacity as a portfolio manager
                                            since prior to 2004, and Chief
                                            Investment Officer for Emerging
                                            Markets Growth.

Richard Chow, since November 2008;          Senior Vice President of
Senior Vice President of AllianceBernstein  AllianceBernstein Limited Shanghai and
Limited                                     a Vice President of the Adviser, with
                                            which he has been associated with
                                            since prior to 2004.

Vernon Yu; since 2005; Vice President of    Vice President of the Adviser and has
the Adviser                                 been with the firm in a substantially
                                            similar capacity as a portfolio manager
                                            since January 2005. Prior thereto,
                                            Mr. Yu was a Senior Investment
                                            Manager with HSBC Asset
                                            Management, where he covered the
                                            Hong Kong equity market and Asian
                                            (ex-Japan) financial institutions since
                                            prior to 2004.


Additional Information about the portfolio managers may be found in the Funds' SAI.

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

In addition to its support in managing the AllianceBernstein Global Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those of the AllianceBernstein Global Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2008, the assets in the Historical Portfolio totaled approximately $1.24 billion.


The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the Morgan Stanley Capital International
(MSCI) World Index. The unmanaged MSCI World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.


The investment performance for the periods presented may not be indicative of future rates of return. The methodology used to calculate the Historical Portfolio's performance, as described herein, is different from the methodology established by the Commission. The use of methodology different from that used to calculate performance could result in different performance data.


The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Growth Fund.

SCHEDULE OF INVESTMENT PERFORMANCE - HISTORICAL PORTFOLIO*


                                                                    MSCI
                                           Historical Portfolio World Index
                                              Total Return**    Total Return
   --------------------------------------------------------------------------
   Year Ended December 31:
   2008                                           -53.12%          -40.71%
   2007                                            12.21%            9.04%
   2006                                            13.81%           20.07%
   2005                                            15.85%            9.49%
   2004                                            12.89%           14.72%
   2003                                            32.95%           33.11%
   2002                                           -18.69%          -19.89%
   2001                                           -14.44%          -16.82%
   2000                                            -0.13%          -13.18%
   1999                                            44.57%           24.93%
   1998                                            26.15%           24.34%
   1997                                             8.67%           15.76%
   1996                                            14.43%           13.48%
   1995                                            42.85%           20.72%
   1994                                             5.43%            5.08%
   1993                                            19.47%           22.50%
   1992                                             9.34%           -5.23%
   Cumulative total return for the period
    October 25, 1991 (inception of the
    Historical Portfolio) to
    December 31, 2008                             245.60%          131.35%***


* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** Net of all fees charged on the Class AX shares.

***Since inception cumulative return for the Index is from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2008 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                      Historical Portfolio+ MSCI World Index
   -------------------------------------------------------------------------
   One Year                                  -53.12%             -40.71%
   Three Years                               -15.72%              -8.10%
   Five Years                                 -4.78%              -0.51%
   Ten Years                                   0.45%              -0.64%
   Since October 25, 1991 (inception
    of the Historical Portfolio)               7.48%               5.01%++

+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++Since inception average annual total return for the Index is from October 31, 1991.


LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Greater China company is an entity that (i) is organized under the laws of a Greater China country and conducts business in a Greater China country,
(ii) derives 50% or more of its total revenues from businesses in Greater China countries, or (iii) issues equity or debt securities that are traded principally on a stock exchange in a Greater China country. A company of a particular Greater China country is a company that meets any of these criteria with respect to that country.

Greater China countries are the People's Republic of China ("China"), the Hong Kong Special Administrative Region of the People's Republic of China ("Hong Kong") and the Republic of China ("Taiwan").

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

MSCI World Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

MSCI AC World Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the developed and emerging markets throughout the world.

MSCI Golden Dragon Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the China region. As of June, 2009, the MSCI Golden Dragon Index consisted of the following country indices: China, Hong Kong and Taiwan.

Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(R) Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to each Fund except AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Thematic Growth Fund and AllianceBernstein Greater China '97 Fund, this information for the four most recently completed fiscal years has been audited by KPMG LLP, independent registered public accounting firm, and this information for the previous fiscal years has been audited by the previous independent registered public accounting firm for the Funds. With respect to AllianceBernstein Small Cap Growth Portfolio, AllianceBernstein Global Thematic Growth Fund and AllianceBernstein Greater China '97 Fund, this information for all fiscal years has been audited by Ernst & Young LLP, independent registered public accounting firm. The reports of each independent accounting firm for all Funds, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                   Income from Investment Operations      Less Dividends and Distributions
                               --------------------------------------     --------------------------------
                                             Net Gains or
                     Net Asset    Net          Losses on                  Dividends
                      Value,   Investment  Investments (both Total from    from Net      Distributions
                     Beginning   Income      Realized and    Investment   Investment     from Capital
Fiscal Year          of Period (Loss) (a)     Unrealized)    Operations     Income           Gains
----------------------------------------------------------------------------------------------------------
AllianceBernstein Growth Fund
Class A
Year ended 7/31/09    $35.95     $ .03          $(8.25)        $(8.22)      $ 0.00           $0.00
Year ended 7/31/08     39.45      (.27)          (3.23)         (3.50)        0.00            0.00
Year ended 7/31/07     32.93      (.22)           6.74           6.52         0.00            0.00
Year ended 7/31/06     35.67      (.36)          (2.38)         (2.74)        0.00            0.00
Year ended 7/31/05     29.05      (.32)           6.94           6.62         0.00            0.00

Class B
Year ended 7/31/09    $24.37     $(.14)         $(5.59)        $(5.73)      $ 0.00           $0.00
Year ended 7/31/08     26.95      (.39)          (2.19)         (2.58)        0.00            0.00
Year ended 7/31/07     22.67      (.36)           4.64           4.28         0.00            0.00
Year ended 7/31/06     24.74      (.45)          (1.62)         (2.07)        0.00            0.00
Year ended 7/31/05     20.31      (.39)           4.82           4.43         0.00            0.00

Class C
Year ended 7/31/09    $24.47     $(.11)         $(5.63)        $(5.74)      $(0.00)          $0.00
Year ended 7/31/08     27.04      (.37)          (2.20)         (2.57)        0.00            0.00
Year ended 7/31/07     22.73      (.34)           4.65           4.31         0.00            0.00
Year ended 7/31/06     24.80      (.43)          (1.64)         (2.07)        0.00            0.00
Year ended 7/31/05     20.35      (.38)           4.83           4.45         0.00            0.00

Advisor Class
Year ended 7/31/09    $37.39     $ .08          $(8.54)        $(8.46)      $ 0.00           $0.00
Year ended 7/31/08     40.90      (.16)          (3.35)         (3.51)        0.00            0.00
Year ended 7/31/07     34.04      (.11)           6.97           6.86         0.00            0.00
Year ended 7/31/06     36.76      (.24)          (2.48)         (2.72)        0.00            0.00
Year ended 7/31/05     29.85      (.23)           7.14           6.91         0.00            0.00

AllianceBernstein Large Cap Growth Fund
Class A
Year ended 7/31/09    $20.08     $(.04)         $(1.11)        $(1.15)      $ 0.00           $0.00
Year ended 7/31/08     21.60      (.13)          (1.39)         (1.52)(i)     0.00            0.00
Year ended 7/31/07     18.56      (.12)           3.16           3.04         0.00            0.00
Year ended 7/31/06     19.15      (.19)           (.40)          (.59)        0.00            0.00
Year ended 7/31/05     16.28      (.14)(h)        3.01           2.87         0.00            0.00

Class B
Year ended 7/31/09    $17.70     $(.16)         $ (.99)        $(1.15)      $ 0.00           $0.00
Year ended 7/31/08     19.20      (.28)          (1.22)         (1.50)(i)     0.00            0.00
Year ended 7/31/07     16.62      (.25)           2.83           2.58         0.00            0.00
Year ended 7/31/06     17.28      (.30)           (.36)          (.66)        0.00            0.00
Year ended 7/31/05     14.80      (.25)(h)        2.73           2.48         0.00            0.00

Class C
Year ended 7/31/09    $17.78     $(.15)         $(1.00)        $(1.15)      $ 0.00           $0.00
Year ended 7/31/08     19.27      (.26)          (1.23)         (1.49)(i)     0.00            0.00
Year ended 7/31/07     16.68      (.24)           2.83           2.59         0.00            0.00
Year ended 7/31/06     17.33      (.30)           (.35)          (.65)        0.00            0.00
Year ended 7/31/05     14.83      (.24)(h)        2.74           2.50         0.00            0.00

Advisor Class
Year ended 7/31/09    $20.91     $ .01          $(1.15)        $(1.14)      $ 0.00           $0.00
Year ended 7/31/08     22.43      (.06)          (1.46)         (1.52)(i)     0.00            0.00
Year ended 7/31/07     19.21      (.06)           3.28           3.22         0.00            0.00
Year ended 7/31/06     19.76      (.11)           (.44)          (.55)        0.00            0.00
Year ended 7/31/05     16.74      (.09)(h)        3.11           3.02         0.00            0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 68 through 69.

        Less Distributions                                        Ratios/Supplemental Data
----------------------------------                  ----------------------------------------------------

                                                                     Ratio of     Ratio of Net
                                                      Net Assets     Expenses     Income (Loss) Portfolio
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average   Turnover
and Distributions  End of Period   Total Return (b) (000's omitted) Net Assets     Net Assets     Rate
---------------------------------------------------------------------------------------------------------
      $0.00            $27.73           (22.87)%(c)   $  494,401       1.57%            .11%       189%
       0.00             35.95            (8.87)(c)       728,505       1.37(d)         (.69)       100
       0.00             39.45            19.80           901,431       1.45(d)         (.60)        50
       0.00             32.93            (7.68)          933,449       1.53(d)(e)      (.98)(e)     58
       0.00             35.67            22.79         1,081,725       1.49           (1.02)        41

      $0.00            $18.64           (23.51)%(c)   $   54,600       2.41%           (.78)%      189%
       0.00             24.37            (9.57)(c)       114,510       2.16(d)        (1.48)       100
       0.00             26.95            18.88           213,343       2.23(d)        (1.40)        50
       0.00             22.67            (8.37)          322,044       2.30(d)(e)     (1.77)(e)     58
       0.00             24.74            21.81           570,462       2.24           (1.77)        41

      $0.00            $18.73           (23.46)%(c)   $   62,069       2.31%           (.64)%      189%
       0.00             24.47            (9.51)(c)        97,833       2.10(d)        (1.42)       100
       0.00             27.04            18.96           129,392       2.17(d)        (1.33)        50
       0.00             22.73            (8.35)          151,937       2.25(d)(e)     (1.71)(e)     58
       0.00             24.80            21.87           200,381       2.20           (1.73)        41

      $0.00            $28.93           (22.63)%(c)   $   10,129       1.27%            .30%       189%
       0.00             37.39            (8.58)(c)        24,857       1.07(d)         (.39)       100
       0.00             40.90            20.15            56,510       1.14(d)         (.30)        50
       0.00             34.04            (7.40)           49,951       1.20(d)(e)      (.63)(e)     58
       0.00             36.76            23.15            36,167       1.19            (.72)        41

      $0.00            $18.93            (5.73)%(c)   $  986,194       1.53%           (.25)%      108%
       0.00             20.08            (7.04)(c)     1,041,846       1.48(d)         (.59)        90
       0.00             21.60            16.38         1,105,419       1.45(d)         (.57)        87
       0.00             18.56            (3.08)        1,107,602       1.54(e)         (.92)(e)     68
       0.00             19.15            17.63         1,348,678       1.50(g)         (.82)(h)     56

      $0.00            $16.55            (6.50)%(c)   $  147,046       2.39%          (1.11)%      108%
       0.00             17.70            (7.81)(c)       296,367       2.29(d)        (1.43)        90
       0.00             19.20            15.52           647,523       2.25(d)        (1.38)        87
       0.00             16.62            (3.82)        1,117,481       2.30(e)        (1.68)(e)     68
       0.00             17.28            16.76         1,559,369       2.25(g)        (1.57)(h)     56

      $0.00            $16.63            (6.47)%(c)   $  200,133       2.30%          (1.01)%      108%
       0.00             17.78            (7.73)(c)       251,327       2.22(d)        (1.34)        90
       0.00             19.27            15.53           327,551       2.19(d)        (1.32)        87
       0.00             16.68            (3.75)          396,990       2.26(e)        (1.65)(e)     68
       0.00             17.33            16.86           536,804       2.22(g)        (1.53)(h)     56

      $0.00            $19.77            (5.45)%(c)   $  297,490       1.23%           (.06)%      108%
       0.00             20.91            (6.78)(c)       234,005       1.18(d)         (.28)        90
       0.00             22.43            16.76           200,076       1.14(d)         (.26)        87
       0.00             19.21            (2.78)          151,816       1.22(e)         (.66)(e)     68
       0.00             19.76            18.04         1,040,894       1.20(g)         (.53)(h)     56
---------------------------------------------------------------------------------------------------------

                                   Income from Investment Operations      Less Dividends and Distributions
                               --------------------------------------     -------------------------------
                                             Net Gains or
                     Net Asset    Net          Losses on                  Dividends
                      Value,   Investment  Investments (both Total from    from Net      Distributions
                     Beginning   Income      Realized and    Investment   Investment     from Capital
Fiscal Year          of Period (Loss) (a)     Unrealized)    Operations     Income           Gains
----------------------------------------------------------------------------------------------------------
AllianceBernstein Small/Mid Cap Growth Fund
Class A
Year ended 7/31/09    $ 4.79     $(.03)         $(1.04)        $(1.07)(i)   $0.00            $0.00
Year ended 7/31/08      6.22      (.05)           (.52)          (.57)(i)    0.00             (.86)
Year ended 7/31/07      5.60      (.05)           1.25           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.04)           (.22)          (.26)       0.00             (.59)
Year ended 7/31/05      5.38      (.05)           1.12           1.07        0.00             0.00

Class B
Year ended 7/31/09    $ 3.71     $(.05)         $ (.81)        $ (.86)(i)   $0.00            $0.00
Year ended 7/31/08      5.04      (.08)           (.39)          (.47)(i)    0.00             (.86)
Year ended 7/31/07      4.67      (.09)           1.04            .95        0.00             (.58)
Year ended 7/31/06      5.51      (.08)           (.17)          (.25)       0.00             (.59)
Year ended 7/31/05      4.63      (.09)            .97            .88        0.00             0.00

Class C
Year ended 7/31/09    $ 3.72     $(.05)         $ (.81)        $ (.86)(i)   $0.00            $0.00
Year ended 7/31/08      5.04      (.08)           (.38)          (.46)(i)    0.00             (.86)
Year ended 7/31/07      4.66      (.08)           1.04            .96        0.00             (.58)
Year ended 7/31/06      5.50      (.08)           (.17)          (.25)       0.00             (.59)
Year ended 7/31/05      4.62      (.08)            .96            .88        0.00             0.00

Advisor Class
Year ended 7/31/09    $ 4.94     $(.02)         $(1.08)        $(1.10)(i)   $0.00            $0.00
Year ended 7/31/08      6.38      (.04)           (.54)          (.58)(i)    0.00             (.86)
Year ended 7/31/07      5.72      (.04)           1.28           1.24        0.00             (.58)
Year ended 7/31/06      6.56      (.03)           (.22)          (.25)       0.00             (.59)
Year ended 7/31/05      5.45      (.04)           1.15           1.11        0.00             0.00

AllianceBernstein Small Cap Growth Portfolio
Class A
Year ended 7/31/09    $26.69     $(.24)         $(5.37)        $(5.61)      $0.00            $0.00
Year ended 7/31/08     29.55      (.31)          (2.55)         (2.86)(i)    0.00             0.00
Year ended 7/31/07     24.06      (.32)           5.81           5.49        0.00             0.00
Year ended 7/31/06     23.85      (.34)            .55            .21        0.00             0.00
Year ended 7/31/05     19.70      (.30)(h)        4.45           4.15        0.00             0.00

Class B
Year ended 7/31/09    $21.92     $(.34)         $(4.42)        $(4.76)      $0.00            $0.00
Year ended 7/31/08     24.48      (.44)          (2.12)         (2.56)(i)    0.00             0.00
Year ended 7/31/07     20.10      (.45)           4.83           4.38        0.00             0.00
Year ended 7/31/06     20.08      (.46)            .48            .02        0.00             0.00
Year ended 7/31/05     16.72      (.39)(h)        3.75           3.36        0.00             0.00

Class C
Year ended 7/31/09    $22.02     $(.33)         $(4.44)        $(4.77)      $0.00            $0.00
Year ended 7/31/08     24.56      (.43)          (2.11)         (2.54)(i)    0.00             0.00
Year ended 7/31/07     20.16      (.44)           4.84           4.40        0.00             0.00
Year ended 7/31/06     20.13      (.45)            .48            .03        0.00             0.00
Year ended 7/31/05     16.75      (.39)(h)        3.77           3.38        0.00             0.00

Advisor Class
Year ended 7/31/09    $27.65     $(.20)         $(5.55)        $(5.75)      $0.00            $0.00
Year ended 7/31/08     30.52      (.24)          (2.63)         (2.87)(i)    0.00             0.00
Year ended 7/31/07     24.79      (.26)           5.99           5.73        0.00             0.00
Year ended 7/31/06     24.51      (.28)            .56            .28        0.00             0.00
Year ended 7/31/05     20.19      (.25)(h)        4.57           4.32        0.00             0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 68 through 69.

        Less Distributions                                        Ratios/Supplemental Data
----------------------------------                  ----------------------------------------------------

                                                                     Ratio of     Ratio of Net
                                                      Net Assets     Expenses     Income (Loss) Portfolio
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average   Turnover
and Distributions  End of Period   Total Return (b) (000's omitted) Net Assets     Net Assets     Rate
---------------------------------------------------------------------------------------------------------
      $0.00            $ 3.72           (22.34)%(c)    $320,585        1.38%           (.93)%      176%
       (.86)             4.79           (11.75)(c)      465,189        1.23            (.95)       129
       (.58)             6.22            21.76          614,019        1.20(d)         (.89)        98
       (.59)             5.60            (5.32)         593,870        1.23(e)         (.64)(e)    135
       0.00              6.45            19.89          653,612        1.25            (.88)        88

      $0.00            $ 2.85           (23.18)%(c)    $ 10,493        2.30%          (1.86)%      176%
       (.86)             3.71           (12.60)(c)       20,792        2.07           (1.79)       129
       (.58)             5.04            20.68           35,734        2.04(d)        (1.72)        98
       (.59)             4.67            (6.08)          50,045        2.05(e)        (1.46)(e)    135
       0.00              5.51            19.01           70,236        2.07           (1.71)        88

      $0.00            $ 2.86           (23.12)%(c)    $  9,623        2.20%          (1.75)%      176%
       (.86)             3.72           (12.36)(c)       14,221        2.03           (1.75)       129
       (.58)             5.04            20.94           20,773        2.00(d)        (1.68)        98
       (.59)             4.66            (6.11)          26,701        2.01(e)        (1.44)(e)    135
       0.00              5.50            19.05           24,098        2.05           (1.68)        88

      $0.00            $ 3.84           (22.27)%(c)    $ 28,862        1.15%           (.71)%      176%
       (.86)             4.94           (11.58)(c)       45,739        1.00            (.72)       129
       (.58)             6.38            22.03           73,267         .97(d)         (.66)        98
       (.59)             5.72            (5.05)          70,832        1.00(e)         (.42)(e)    135
       0.00              6.56            20.37           68,495        1.04            (.64)        88

      $0.00            $21.08           (21.02)%(c)    $146,038        1.62%          (1.28)%      108%
       0.00             26.69            (9.68)(c)      205,802        1.58(d)        (1.07)       100
       0.00             29.55            22.82          241,424        1.56(d)        (1.17)        72
       0.00             24.06              .88          217,106        1.68(d)(e)     (1.35)(e)     79
       0.00             23.85            21.07          207,873        1.60(g)        (1.37)(h)     82

      $0.00            $17.16           (21.72)%(c)    $ 12,471        2.51%          (2.16)%      108%
       0.00             21.92           (10.46)(c)       23,869        2.40(d)        (1.87)       100
       0.00             24.48            21.79           41,240        2.39(d)        (2.01)        72
       0.00             20.10              .10           68,340        2.50(d)(e)     (2.17)(e)     79
       0.00             20.08            20.10          121,348        2.40(g)        (2.17)(h)     82

      $0.00            $17.25           (21.66)%(c)    $ 13,246        2.41%          (2.07)%      108%
       0.00             22.02           (10.34)(c)       19,840        2.34(d)        (1.83)       100
       0.00             24.56            21.83           26,790        2.32(d)        (1.94)        72
       0.00             20.16              .15           30,008        2.43(d)(e)     (2.11)(e)     79
       0.00             20.13            20.18           32,895        2.36(g)        (2.12)(h)     82

      $0.00            $21.90           (20.80)%(c)    $ 18,439        1.35%          (1.00)%      108%
       0.00             27.65            (9.40)(c)       26,423        1.31(d)         (.81)       100
       0.00             30.52            23.12           26,387        1.29(d)         (.90)        72
       0.00             24.79             1.14           22,396        1.39(d)(e)     (1.07)(e)     79
       0.00             24.51            21.40           15,342        1.34(g)        (1.11)(h)     82
---------------------------------------------------------------------------------------------------------

                                    Income from Investment Operations       Less Dividends and Distributions
                               ----------------------------------------     -------------------------------
                                               Net Gains or
                     Net Asset    Net            Losses on                  Dividends
                      Value,   Investment    Investments (both Total from    from Net      Distributions
                     Beginning   Income        Realized and    Investment   Investment     from Capital
Fiscal Year          of Period (Loss) (a)       Unrealized)    Operations     Income           Gains
------------------------------------------------------------------------------------------------------------
AllianceBernstein Global Thematic Growth Fund
Class A
Year ended 7/31/09    $64.34     $(.11)           $(5.64)        $(5.73)(k)   $0.00           $ 0.00
Year ended 7/31/08     70.75      (.31)            (6.10)         (6.41)(i)    0.00             0.00
Year ended 7/31/07     54.64      (.45)            16.56          16.11        0.00             0.00
Year ended 7/31/06     56.56      (.56)            (1.36)         (1.92)       0.00             0.00
Year ended 7/31/05     49.14      (.34)(h)          7.76           7.42        0.00             0.00

Class B
Year ended 7/31/09    $56.71     $(.47)           $(5.02)        $(5.48)(k)   $0.00           $ 0.00
Year ended 7/31/08     62.88      (.80)            (5.37)         (6.17)(i)    0.00             0.00
Year ended 7/31/07     48.95      (.87)            14.80          13.93        0.00             0.00
Year ended 7/31/06     51.06      (.92)            (1.19)         (2.11)       0.00             0.00
Year ended 7/31/05     44.71      (.68)(h)          7.03           6.35        0.00             0.00

Class C
Year ended 7/31/09    $56.88     $(.42)           $(5.06)        $(5.46)(k)   $0.00           $ 0.00
Year ended 7/31/08     63.01      (.74)            (5.39)         (6.13)(i)    0.00             0.00
Year ended 7/31/07     49.02      (.83)            14.82          13.99        0.00             0.00
Year ended 7/31/06     51.11      (.90)            (1.19)         (2.09)       0.00             0.00
Year ended 7/31/05     44.73      (.66)(h)          7.04           6.38        0.00             0.00

Advisor Class
Year ended 7/31/09    $66.80     $ .05            $(5.84)        $(5.77)(k)   $0.00           $ 0.00
Year ended 7/31/08     73.24      (.10)            (6.34)         (6.44)(i)    0.00             0.00
Year ended 7/31/07     56.37      (.26)            17.13          16.87        0.00             0.00
Year ended 7/31/06     58.18      (.36)            (1.45)         (1.81)       0.00             0.00
Year ended 7/31/05     50.40      (.20)(h)          7.98           7.78        0.00             0.00

AllianceBernstein Global Growth Fund
Class A
Year ended 6/30/09    $15.22     $ .02(h)         $(6.43)        $(6.41)      $0.00           $ (.23)
Year ended 6/30/08     18.71       .00(h)(j)       (1.76)         (1.76)       (.03)           (1.70)
Year ended 6/30/07     16.73       .03(h)           2.94           2.97        0.00             (.99)
Year ended 6/30/06     14.47       .03(h)           2.73           2.76(i)     0.00             (.50)
Year ended 6/30/05     13.23      (.02)(h)          1.35           1.33        0.00(j)          (.09)

Class B
Year ended 6/30/09    $14.53     $(.02)(h)        $(6.14)        $(6.16)      $0.00           $ (.23)
Year ended 6/30/08     18.02      (.13)(h)         (1.66)         (1.79)       0.00            (1.70)
Year ended 6/30/07     16.26      (.10)(h)          2.85           2.75        0.00             (.99)
Year ended 6/30/06     14.17      (.05)(h)          2.64           2.59(i)     0.00             (.50)
Year ended 6/30/05     13.04      (.09)(h)          1.31           1.22        0.00             (.09)

Class C
Year ended 6/30/09    $14.51     $(.01)(h)        $(6.14)        $(6.15)      $0.00           $ (.23)
Year ended 6/30/08     18.02      (.12)(h)         (1.69)         (1.81)       0.00            (1.70)
Year ended 6/30/07     16.26      (.10)(h)          2.85           2.75        0.00             (.99)
Year ended 6/30/06     14.17      (.05)(h)          2.64           2.59(i)     0.00             (.50)
Year ended 6/30/05     13.04      (.11)(h)          1.33           1.22        0.00             (.09)

Advisor Class
Year ended 6/30/09    $15.40     $ .08(h)         $(6.53)        $(6.45)      $0.00           $ (.23)
Year ended 6/30/08     18.91       .06(h)          (1.78)         (1.72)       (.09)           (1.70)
Year ended 6/30/07     16.89       .09(h)           2.97           3.06        (.05)            (.99)
Year ended 6/30/06     14.56       .11(h)           2.72           2.83(i)     0.00             (.50)
Year ended 6/30/05     13.27       .02(h)           1.36           1.38        0.00(j)          (.09)
------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 68 through 69.

        Less Distributions                                          Ratios/Supplemental Data
----------------------------------                  -------------------------------------------------------

                                                                     Ratio of     Ratio of Net
                                                      Net Assets     Expenses     Income (Loss)    Portfolio
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average      Turnover
and Distributions  End of Period   Total Return (b) (000's omitted) Net Assets     Net Assets        Rate
------------------------------------------------------------------------------------------------------------
     $ 0.00            $58.61            (8.91)%(c)   $  834,209       1.70%           (.23)%         201%
       0.00             64.34            (9.06)(c)       938,400       1.46(d)         (.43)          118
       0.00             70.75            29.49           998,217       1.45(d)         (.69)          111
       0.00             54.64            (3.40)          880,239       1.67(d)(e)      (.95)(e)       106
       0.00             56.56            15.10         1,067,072       1.66(g)         (.65)(h)        80

     $ 0.00            $51.23            (9.66)%(c)   $  104,726       2.54%          (1.12)%         201%
       0.00             56.71            (9.81)(c)       184,615       2.29(d)        (1.26)          118
       0.00             62.88            28.46           416,760       2.26(d)        (1.52)          111
       0.00             48.95            (4.13)          549,277       2.46(d)(e)     (1.74)(e)       106
       0.00             51.06            14.20           844,111       2.43(g)        (1.42)(h)        80

     $ 0.00            $51.42            (9.60)%(c)   $  117,334       2.45%           (.99)%         201%
       0.00             56.88            (9.73)(c)       138,553       2.20(d)        (1.17)          118
       0.00             63.01            28.54           176,472       2.19(d)        (1.44)          111
       0.00             49.02            (4.09)          188,275       2.40(d)(e)     (1.68)(e)       106
       0.00             51.11            14.26           261,596       2.39(g)        (1.37)(h)        80

     $ 0.00            $61.03            (8.64)%(c)   $   40,770       1.40%            .11%          201%
       0.00             66.80            (8.79)(c)        31,546       1.17(d)         (.14)          118
       0.00             73.24            29.93            56,148       1.15(d)         (.39)          111
       0.00             56.37            (3.11)           46,297       1.36(d)(e)      (.62)(e)       106
       0.00             58.18            15.44            90,583       1.35(g)         (.36)(h)        80

     $ (.23)           $ 8.58           (42.06)%      $    3,824       1.50%(g)         .16%(h)       117%
      (1.73)            15.22           (10.79)           54,084       1.49(g)          .00(h)(l)      97
       (.99)            18.71            18.37            58,325       1.50(g)          .14(h)         80
       (.50)            16.73            19.25            50,432       1.50(e)(g)       .18(e)(h)      79
       (.09)            14.47            10.06            33,944       1.50(g)         (.15)(h)        66

     $ (.23)           $ 8.14           (42.34)%      $      746       2.20%(g)        (.16)%(h)      117%
      (1.70)            14.53           (11.38)            2,083       2.20(g)         (.75)(h)        97
       (.99)            18.02            17.53             2,779       2.20(g)         (.58)(h)        80
       (.50)            16.26            18.44             2,726       2.20(e)(g)      (.33)(e)(h)     79
       (.09)            14.17             9.34               641       2.20(g)         (.67)(h)        66

     $ (.23)           $ 8.13           (42.33)%      $    1,513       2.20%(g)        (.08)%(h)      117%
      (1.70)            14.51           (11.51)            2,908       2.20(g)         (.72)(h)        97
       (.99)            18.02            17.53             3,280       2.20(g)         (.60(h)         80
       (.50)            16.26            18.44             3,266       2.20(e)(g)      (.30)(e)(h)     79
       (.09)            14.17             9.34               934       2.20(g)         (.80)(h)        66

     $ (.23)           $ 8.72           (41.82)%      $   41,490       1.20%(g)         .88%(h)       117%
      (1.79)            15.40           (10.52)           93,375       1.18(g)          .34(h)         97
      (1.04)            18.91            18.75            94,843       1.20(g)          .50(h)         80
       (.50)            16.89            19.61            68,427       1.20(e)(g)       .67(e)(h)      79
       (.09)            14.56            10.43            26,104       1.20(g)          .13(h)         66
------------------------------------------------------------------------------------------------------------

                                   Income from Investment Operations      Less Dividends and Distributions
                               --------------------------------------     -------------------------------
                                             Net Gains or
                     Net Asset    Net          Losses on                  Dividends
                      Value,   Investment  Investments (both Total from    from Net      Distributions
                     Beginning   Income      Realized and    Investment   Investment     from Capital
Fiscal Year          of Period (Loss) (a)     Unrealized)    Operations     Income           Gains
----------------------------------------------------------------------------------------------------------
AllianceBernstein International Growth Fund
Class A
Year ended 6/30/09    $19.18     $ .19          $(7.59)        $(7.40)      $ (.28)         $ (.02)
Year ended 6/30/08     20.85       .27            (.53)          (.26)(i)     (.17)          (1.24)
Year ended 6/30/07     16.93       .23            4.56           4.79(i)      (.15)           (.72)
Year ended 6/30/06     13.72       .20            3.22           3.42         (.09)           (.12)
Year ended 6/30/05     11.15       .15(h)         2.46           2.61        (0.04)           0.00

Class B
Year ended 6/30/09    $17.50     $ .08          $(6.95)        $(6.87)      $ (.19)         $ (.02)
Year ended 6/30/08     19.15       .09            (.45)          (.36)(i)     (.05)          (1.24)
Year ended 6/30/07     15.65       .06            4.22           4.28(i)      (.06)           (.72)
Year ended 6/30/06     12.72       .05            3.01           3.06         (.01)           (.12)
Year ended 6/30/05     10.38       .04(h)         2.30           2.34         0.00            0.00

Class C
Year ended 6/30/09    $17.53     $ .09          $(6.96)        $(6.87)      $ (.19)         $ (.02)
Year ended 6/30/08     19.18       .12            (.48)          (.36)(i)     (.05)          (1.24)
Year ended 6/30/07     15.67       .10            4.19           4.29(i)      (.06)           (.72)
Year ended 6/30/06     12.72       .13            2.95           3.08         (.01)           (.12)
Year ended 6/30/05     10.38       .06(h)         2.28           2.34         0.00            0.00

Advisor Class
Year ended 6/30/09    $19.39     $ .23          $(7.67)        $(7.44)      $ (.32)         $ (.02)
Year ended 6/30/08     21.05       .35            (.54)          (.19)(i)     (.23)          (1.24)
Year ended 6/30/07     17.08       .31            4.57           4.88(i)      (.19)           (.72)
Year ended 6/30/06     13.82       .29            3.21           3.50         (.12)           (.12)
Year ended 6/30/05     11.22       .22(h)         2.45           2.67        (0.07)           0.00

AllianceBernstein Greater China '97 Fund
Class A
Year ended 7/31/09    $21.04     $ .10          $(4.60)        $(4.50)      $ (.14)         $(3.86)
Year ended 7/31/08     25.78       .15(h)        (3.00)         (2.85)        (.09)          (1.80)
Year ended 7/31/07     16.19       .04(h)        10.72          10.76         (.10)          (1.07)
Year ended 7/31/06     13.16       .12(h)         2.98           3.10         (.06)           (.01)
Year ended 7/31/05     10.75       .07(h)         2.34           2.41         0.00            0.00

Class B
Year ended 7/31/09    $19.78     $(.06)         $(4.32)        $(4.38)      $ 0.00          $(3.86)
Year ended 7/31/08     24.43      (.04)(h)       (2.81)         (2.85)        0.00           (1.80)
Year ended 7/31/07     15.41      (.11)(h)       10.20          10.09         0.00           (1.07)
Year ended 7/31/06     12.56      0.00(h)         2.86           2.86         0.00            (.01)
Year ended 7/31/05     10.33      (.02)(h)        2.25           2.23         0.00            0.00

Class C
Year ended 7/31/09    $19.73     $(.05)         $(4.32)        $(4.37)      $ 0.00          $(3.86)
Year ended 7/31/08     24.37      (.03)(h)       (2.81)         (2.84)        0.00           (1.80)
Year ended 7/31/07     15.38      (.10)(h)       10.16          10.06         0.00           (1.07)
Year ended 7/31/06     12.53      0.00(h)         2.86           2.86         0.00            (.01)
Year ended 7/31/05     10.30      (.01)(h)        2.24           2.23         0.00            0.00

Advisor Class
Year ended 7/31/09    $21.54     $ .04          $(4.60)        $(4.56)      $ (.24)         $(3.86)
Year ended 7/31/08     26.36       .23(h)        (3.09)         (2.86)        (.16)          (1.80)
Year ended 7/31/07     16.52       .07(h)        10.98          11.05         (.14)          (1.07)
Year ended 7/31/06     13.43       .22(h)         2.98           3.20         (.10)           (.01)
Year ended 7/31/05     10.93       .07(h)         2.43           2.50         0.00            0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 68 through 69.

        Less Distributions                                         Ratios/Supplemental Data
----------------------------------                  ------------------------------------------------------

                                                                     Ratio of     Ratio of Net
                                                      Net Assets     Expenses     Income (Loss)   Portfolio
 Total Dividends  Net Asset Value,                   End of Period  to Average     to Average     Turnover
and Distributions  End of Period   Total Return (b) (000's omitted) Net Assets     Net Assets       Rate
-----------------------------------------------------------------------------------------------------------
     $ (.30)           $11.48           (39.15)%      $1,106,113       1.34%          1.58%          103%
      (1.41)            19.18            (1.80)        2,128,533       1.23           1.35            90
       (.87)            20.85            29.16         1,630,491       1.27           1.21            68
       (.21)            16.93            25.11           952,036       1.43(e)        1.26(e)         59
       (.04)            13.72            23.44           310,073       1.57(g)        1.17(h)         47

     $ (.21)           $10.42           (39.70)%      $   55,832       2.12%           .74%          103%
      (1.29)            17.50            (2.45)          114,406       1.97            .48            90
       (.78)            19.15            28.18           136,704       2.01(d)         .37            68
       (.13)            15.65            24.18           109,706       2.18(e)         .33(e)         59
       0.00             12.72            22.54            66,613       2.33(g)         .33(h)         47

     $ (.21)           $10.45           (39.63)%      $  228,402       2.07%           .77%          103%
      (1.29)            17.53            (2.45)          542,520       1.94            .62            90
       (.78)            19.18            28.21           444,496       1.98            .55            68
       (.13)            15.67            24.34           210,147       2.13(e)         .85(e)         59
       0.00             12.72            22.54            29,957       2.29(g)         .55(h)         47

     $ (.34)           $11.61           (39.02)%      $  302,956       1.05%          1.88%          103%
      (1.47)            19.39            (1.49)          544,154        .93           1.74            90
       (.91)            21.05            29.51           319,322        .97           1.62            68
       (.24)            17.08            25.57           108,237       1.13(e)        1.81(e)         59
       (.07)            13.82            23.86             8,404       1.25(g)        1.74(h)         47

     $(4.00)           $12.54           (11.92)%      $   80,444       2.02%           .95%          105%
      (1.89)            21.04           (13.00)           46,250       1.61(g)         .57(h)         46
      (1.17)            25.78            69.53            62,614       1.63(g)         .19(h)         43
       (.07)            16.19            23.79            26,050       2.02(e)(g)      .85(e)(h)      48
       0.00             13.16            22.42            20,163       2.32(d)(g)      .60(h)         42

     $(3.86)           $11.54           (12.59)%      $   12,000       2.92%          (.55)%         105%
      (1.80)            19.78           (13.66)           18,382       2.32(g)        (.16)(h)        46
      (1.07)            24.43            68.40            26,697       2.36(g)        (.54)(h)        43
       (.01)            15.41            22.84            16,697       2.79(e)(g)     (.02)(e)(h)     48
       0.00             12.56            21.59            14,676       3.04(d)(g)     (.13)(h)        42

     $(3.86)           $11.50           (12.56)%      $   16,211       2.88%          (.51)%         105%
      (1.80)            19.73           (13.66)           25,388       2.32(g)        (.14)(h)        46
      (1.07)            24.37            68.34            31,363       2.34(g)        (.50)(h)        43
       (.01)            15.38            22.89            15,266       2.75(e)(g)      .02(e)(h)      48
       0.00             12.53            21.65            12,838       3.02(d)(g)     (.10)(h)        42

     $(4.10)           $12.88           (11.65)%      $    3,987       1.87%           .39%          105%
      (1.96)            21.54           (12.82)            7,100       1.31(g)         .85(h)         46
      (1.21)            26.36            70.01            10,013       1.32(g)         .35(h)         43
       (.11)            16.52            24.11             4,134       1.74(e)(g)     1.54(e)(h)      48
       0.00             13.43            22.87             2,827       2.00(d)(g)      .55(h)         42
-----------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.


(c)Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which, for the year ended July 31, 2009 and July 31, 2008, enhanced AllianceBernstein Growth Fund's performance by 0.55% and 0.03%, AllianceBernstein Large Cap Growth Fund's performance by 16.51% and 0.53%, AllianceBernstein Small/Mid Cap Growth Fund's performance by 0.06% and 0.07%, AllianceBernstein Global Thematic Growth Fund's performance by 0.24% and 0.32% and AllianceBernstein Small Cap Growth Portfolio's performance by 0.13% and 0.04%.


(d)Amounts do not reflect the impact of expense offset arrangements with the Transfer Agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (g) below, would have been as follows:


                                               2006  2007  2008  2009
---------------------------------------------------------------------
AllianceBernstein Growth Fund
Class A                                        1.52% 1.42% 1.36%  --
Class B                                        2.29% 2.20% 2.15%  --
Class C                                        2.24% 2.14% 2.09%  --
Advisor Class                                  1.19% 1.11% 1.06%  --
AllianceBernstein Large Cap Growth Fund
Class A                                           -- 1.43% 1.47%  --
Class B                                           -- 2.22% 2.28%  --
Class C                                           -- 2.16% 2.21%  --
Advisor Class                                     -- 1.11% 1.17%  --
AllianceBernstein Small/Mid Cap Growth Fund
Class A                                           -- 1.19%    --  --
Class B                                           -- 2.02%    --  --
Class C                                           -- 1.98%    --  --
Advisor Class                                     --  .96%    --  --
AllianceBernstein Small Cap Growth Portfolio
Class A                                        1.66% 1.53% 1.57%  --
Class B                                        2.49% 2.36% 2.39%  --
Class C                                        2.42% 2.29% 2.33%  --
Advisor Class                                  1.38% 1.26% 1.30%  --
AllianceBernstein Global Thematic Growth Fund
Class A                                        1.66% 1.43% 1.45%  --
Class B                                        2.45% 2.24% 2.28%  --
Class C                                        2.39% 2.17% 2.19%  --
Advisor Class                                  1.35% 1.13% 1.16%  --
AllianceBernstein International Growth Fund
Class A                                           -- 1.27%    --  --
Class B                                           -- 1.20%    --  --
Class C                                           -- 1.98%    --  --
Advisor Class                                     --  .97%    --  --
AllianceBernstein Greater China '97 Fund
Class A                                        2.31%    --    --  --
Class B                                        3.04%    --    --  --
Class C                                        3.02%    --    --  --
Advisor Class                                  2.00%    --    --  --


(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Net of fees and expenses waived/reimbursed by the Adviser and the Transfer Agent.

(g)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios, without giving effect to the expense offset arrangement described in
   (d) above, would have been as follows:


                                               2005  2006 2007 2008 2009
------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund
Class A                                        1.53%  --   --   --   --
Class B                                        2.28%  --   --   --   --
Class C                                        2.25%  --   --   --   --
Advisor Class                                  1.23%  --   --   --   --
AllianceBernstein Small Cap Growth Portfolio
Class A                                        1.63%  --   --   --   --
Class B                                        2.43%  --   --   --   --
Class C                                        2.39%  --   --   --   --
Advisor Class                                  1.37%  --   --   --   --
AllianceBernstein Global Thematic Growth Fund
Class A                                        1.68%  --   --   --   --
Class B                                        2.46%  --   --   --   --
Class C                                        2.41%  --   --   --   --
Advisor Class                                  1.38%  --   --   --   --

                                             2005  2006  2007  2008  2009
--------------------------------------------------------------------------
AllianceBernstein Global Growth Fund
Class A                                      2.51% 1.93% 1.61% 1.52% 1.75%
Class B                                      3.44% 2.60% 2.36% 2.28% 2.84%
Class C                                      3.28% 2.59% 2.32% 2.23% 2.82%
Advisor Class                                2.18% 1.58% 1.30% 1.21% 1.73%
AllianceBernstein International Growth Fund
Class A                                      1.61%    --    --    --    --
Class B                                      2.37%    --    --    --    --
Class C                                      2.33%    --    --    --    --
Advisor Class                                1.29%    --    --    --    --
AllianceBernstein Greater China '97 Fund
Class A                                      2.52% 2.17% 1.71% 1.64%    --
Class B                                      3.24% 2.94% 2.45% 2.36%    --
Class C                                      3.22% 2.91% 2.42% 2.35%    --
Advisor Class                                2.20% 1.90% 1.40% 1.34%    --


(h)Net of fee waiver and expense reimbursement by the Adviser.


(i)Amount includes contribution from the Adviser of less than $.005.


(j)Amount is less than $0.01.


(k)Amount includes contribution from the Adviser of $.02 Class A, $.01 Class B, $.02 Class C, and $.02 Advisor Class.

(l)Amount is less than 0.005%.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------
The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  582.84    $ 9,895.91
   2              9,895.91      494.80    10,390.71     163.13     10,227.58
   3             10,227.58      511.38    10,738.96     168.60     10,570.36
   4             10,570.36      528.52    11,098.88     174.25     10,924.63
   5             10,924.63      546.23    11,470.86     180.09     11,290.77
   6             11,290.77      564.54    11,855.31     186.13     11,669.18
   7             11,669.18      583.46    12,252.64     192.37     12,060.27
   8             12,060.27      603.01    12,663.28     198.81     12,464.47
   9             12,464.47      623.22    13,087.69     205.48     12,882.21
   10            12,882.21      644.11    13,526.32     212.36     13,313.96
   --------------------------------------------------------------------------
   Cumulative                $5,578.02               $2,264.06


AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  578.82    $ 9,899.93
   2              9,899.93      495.00    10,394.93     159.04     10,235.89
   3             10,235.89      511.79    10,747.68     164.44     10,583.24
   4             10,583.24      529.16    11,112.40     170.02     10,942.38
   5             10,942.38      547.12    11,489.50     175.79     11,313.71
   6             11,313.71      565.69    11,879.40     181.75     11,697.65
   7             11,697.65      584.88    12,282.53     187.92     12,094.61
   8             12,094.61      604.73    12,699.34     194.30     12,505.04
   9             12,505.04      625.25    13,130.29     200.89     12,929.40
   10            12,929.40      646.47    13,575.87     207.71     13,368.16
   --------------------------------------------------------------------------
   Cumulative                $5,588.84               $2,220.68


AllianceBernstein Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  563.74    $ 9,915.01
   2              9,915.01      495.75    10,410.76     143.67     10,267.09
   3             10,267.09      513.35    10,780.44     148.77     10,631.67
   4             10,631.67      531.58    11,163.25     154.05     11,009.20
   5             11,009.20      550.46    11,559.66     159.52     11,400.14
   6             11,400.14      570.01    11,970.15     165.19     11,804.96
   7             11,804.96      590.25    12,395.21     171.05     12,224.16
   8             12,224.16      611.21    12,835.37     177.13     12,658.24
   9             12,658.24      632.91    13,291.15     183.42     13,107.73
   10            13,107.73      655.39    13,763.12     189.93     13,573.19
   --------------------------------------------------------------------------
   Cumulative                $5,629.66               $2,056.47

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  589.88    $ 9,888.87
   2              9,888.87      494.44    10,383.31     170.29     10,213.02
   3             10,213.02      510.65    10,723.67     175.87     10,547.80
   4             10,547.80      527.39    11,075.19     181.63     10,893.56
   5             10,893.56      544.68    11,438.24     187.59     11,250.65
   6             11,250.65      562.53    11,813.18     193.74     11,619.44
   7             11,619.44      580.97    12,200.41     200.09     12,000.32
   8             12,000.32      600.02    12,600.34     206.65     12,393.69
   9             12,393.69      619.68    13,013.37     213.42     12,799.95
   10            12,799.95      640.00    13,439.95     220.42     13,219.53
   --------------------------------------------------------------------------
   Cumulative                $5,559.11               $2,339.58


AllianceBernstein Global Thematic Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  595.91    $ 9,882.84
   2              9,882.84      494.14    10,376.98     176.41     10,200.57
   3             10,200.57      510.03    10,710.60     182.08     10,528.52
   4             10,528.52      526.43    11,054.95     187.93     10,867.02
   5             10,867.02      543.35    11,410.37     193.98     11,216.39
   6             11,216.39      560.82    11,777.21     200.21     11,577.00
   7             11,577.00      578.85    12,155.85     206.65     11,949.20
   8             11,949.20      597.46    12,546.66     213.29     12,333.37
   9             12,333.37      616.67    12,950.04     220.15     12,729.89
   10            12,729.89      636.49    13,366.38     227.23     13,139.15
   --------------------------------------------------------------------------
   Cumulative                $5,542.99               $2,403.84


AllianceBernstein Global Growth Fund
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  575.81    $ 9,902.94
   2              9,902.94      495.15    10,398.09     181.97     10,216.12
   3             10,216.12      510.81    10,726.93     187.72     10,539.21
   4             10,539.21      526.96    11,066.17     193.66     10,872.51
   5             10,872.51      543.63    11,416.14     199.78     11,216.36
   6             11,216.36      560.82    11,777.18     206.10     11,571.08
   7             11,571.08      578.55    12,149.63     212.62     11,937.01
   8             11,937.01      596.85    12,533.86     219.34     12,314.52
   9             12,314.52      615.73    12,930.25     226.28     12,703.97
   10            12,703.97      635.20    13,339.17     233.44     13,105.73
   --------------------------------------------------------------------------
   Cumulative                $5,542.45               $2,436.72

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------

                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  559.72    $ 9,919.03
   2              9,919.03      495.95    10,414.98     139.56     10,275.42
   3             10,275.42      513.77    10,789.19     144.58     10,644.61
   4             10,644.61      532.23    11,176.84     149.77     11,027.07
   5             11,027.07      551.35    11,578.42      55.15     11,423.27
   6             11,423.27      571.16    11,994.43     160.73     11,833.70
   7             11,833.70      591.69    12,425.39     166.50     12,258.89
   8             12,258.89      612.94    12,871.83     172.48     12,699.35
   9             12,699.35      634.97    13,334.32     178.68     13,155.64
   10            13,155.64      657.78    13,813.42     185.10     13,628.32
   --------------------------------------------------------------------------
   Cumulative                $5,640.59               $2,012.27

AllianceBernstein Greater China '97 Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  478.75   $10,053.75  $  628.09    $ 9,850.66
   2              9,850.66      492.53    10,343.19     208.93     10,134.26
   3             10,134.26      506.71    10,640.97     214.95     10,426.02
   4             10,426.02      521.30    10,947.32     221.14     10,728.18
   5             10,726.18      536.31    11,262.49     227.50     11,034.99
   6             11,034.99      551.75    11,586.74     234.05     11,352.69
   7             11,352.69      567.63    11,920.32     240.79     11,679.53
   8             11,679.53      583.98    12,263.51     247.72     12,015.79
   9             12,015.79      600.79    12,616.58     254.85     12,361.73
   10            12,361.73      618.09    12,979.82     262.19     12,717.63
   --------------------------------------------------------------------------
   Cumulative                $5,457.84               $2,740.21


*Expenses are net of any fee waiver or expense waiver in the first year.
 Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver in the Fee Table.

For more information about the Funds, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.


..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520.

On the Internet:  www.sec.gov

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

          Fund                                           SEC File No.
          -----------------------------------------------------------
          AllianceBernstein Growth Fund                   811-05088
          AllianceBernstein Large Cap Growth Fund         811-06730
          AllianceBernstein Small/Mid Cap Growth Fund     811-00204
          AllianceBernstein Small Cap Growth Portfolio    811-01716
          AllianceBernstein Global Thematic Growth Fund   811-03131
          AllianceBernstein Global Growth Fund            811-21064
          AllianceBernstein International Growth Fund     811-08426
          AllianceBernstein Greater China '97 Fund        811-08201

                                                                  PRO-0101-1109

                                    [GRAPHIC]

GROWTH FUNDS -- RETIREMENT SHARES -- (CLASSES A, R, K AND I)

 PROSPECTUS  |  NOVEMBER 2, 2009

 The AllianceBernstein Growth Funds


Domestic Growth Funds                              Global Growth Funds
(Shares Offered--Exchange Ticker Symbol)           (Shares Offered--Exchange Ticker Symbol)
    AllianceBernstein Growth Fund                      AllianceBernstein Global Thematic Growth
(Class A-AGRFX; Class R-AGFRX;                         Fund
       Class K-AGFKX; Class I-AGFIX)               (Class A-ALTFX; Class R-ATERX;
                                                          Class K-ATEKX; Class I-AGTIX)
    AllianceBernstein Large Cap Growth Fund            AllianceBernstein Global Growth Fund
(Class A-APGAX; Class R-ABPRX;                     (Class A-ABZAX; Class R-ABZRX;
       Class K-ALCKX; Class I-ALLIX)                      Class K-ABZKX; Class I-ABZIX)
    AllianceBernstein Small/Mid Cap Growth             AllianceBernstein International Growth
    Fund                                               Fund
(Class A-CHCLX; Class R-CHCRX;                     (Class A-AWPAX; Class R-AWPRX;
       Class K-CHCKX; Class I-CHCIX)                      Class K-AWPKX; Class I-AWPIX)
    AllianceBernstein Small Cap Growth
    Portfolio
(Class A-QUASX; Class R-QUARX;
       Class K-QUAKX; Class I-QUAIX)




 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


     [LOGO]
       AB
ALLIANCEBERNSTEIN

Investment Products Offered
..  Are Not FDIC Insured
..  May Lose Value
..  Are Not Bank Guaranteed

TABLE OF CONTENTS

--------------------------------------------------------------------------------


                                                               Page
SUMMARY INFORMATION...........................................   4
DOMESTIC GROWTH FUNDS.........................................   4
  AllianceBernstein Growth Fund...............................   4
  AllianceBernstein Large Cap Growth Fund.....................   7
  AllianceBernstein Small/Mid Cap Growth Fund.................  10
  AllianceBernstein Small Cap Growth Portfolio................  13
GLOBAL GROWTH FUNDS...........................................  16
  AllianceBernstein Global Thematic Growth Fund...............  16
  AllianceBernstein Global Growth Fund........................  20
  AllianceBernstein International Growth Fund.................  24
ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS.  29
INVESTING IN THE FUNDS........................................  36
  How to Buy Shares...........................................  36
  The Different Share Class Expenses..........................  36
  Distribution Arrangements for Group Retirement Plans........  37
  Payments to Financial Intermediaries........................  37
  How to Exchange Shares......................................  38
  How to Sell or Redeem Shares................................  38
  Frequent Purchases and Redemptions of Fund Shares...........  38
  How the Funds Value Their Shares............................  40
MANAGEMENT OF THE FUNDS.......................................  41
DIVIDENDS, DISTRIBUTIONS AND TAXES............................  46
GENERAL INFORMATION...........................................  47
GLOSSARY OF INVESTMENT TERMS..................................  48
FINANCIAL HIGHLIGHTS..........................................  49
APPENDIX A--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION... A-1

SUMMARY INFORMATION
--------------------------------------------------------------------------------



DOMESTIC GROWTH FUNDS
--------------------------------------------------------------------------------

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                                                Class A  Class R Class K Class I
                                                                                 Shares  Shares  Shares  Shares
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class R Class K Class I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .44%    .23%    .18%   .12%
  Other Expenses                            .08%    .08%    .08%   .10%
                                           -----   -----   -----   ----
Total Other Expenses                        .52%    .31%    .26%   .22%
                                           -----   -----   -----   ----
Total Fund Operating Expenses              1.57%   1.56%   1.26%   .97%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------



(a)In some cases, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class R Class K Class I
-----------------------------------------------
After 1 Year    $  160* $  159  $  128  $   99
After 3 Years   $  496  $  493  $  400  $  309
After 5 Years   $  855  $  850  $  692  $  536
After 10 Years  $1,867  $1,856  $1,523  $1,190
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 189% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a domestic portfolio of equity securities of companies selected by the Fund's Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the Adviser's U.S. Growth Portfolio Oversight Group, the senior sector analysts are responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.


The Fund emphasizes investments in large- and mid-capitalization companies; however, the Fund has the flexibility to invest across the capitalization spectrum. The Fund is designed for those seeking exposure to companies of various sizes. Normally, the Fund invests in approximately 80-120 companies.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 26.31%.


                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
25.59   -18.47  -24.49  -28.63  34.88   15.03   11.64   -2.04   12.76   -43.38




During the period shown in the bar chart, the Fund's:

Best Quarter was up 21.98%, 4th quarter, 1999; and Worst Quarter was down -23.60%, 1st quarter, 2001.

Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                      1 Year  5 Years* 10 Years*
--------------------------------------------------------------------------------
Class A                                               -44.38%  -4.29%    -5.02%
--------------------------------------------------------------------------------
Class R                                               -43.41%  -4.38%    -5.15%
--------------------------------------------------------------------------------
Class K                                               -43.21%  -4.11%    -4.90%
--------------------------------------------------------------------------------
Class I                                               -43.03%  -3.81%    -4.64%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  -38.44%  -3.42%    -4.27%
--------------------------------------------------------------------------------



*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee          Length of Service  Title
-----------------------------------------------------------------------------
William D. Baird     Since 2006      Senior Vice President of the Adviser

Frank V. Caruso      Since 2008      Senior Vice President of the Adviser

Lisa A. Shalett      Since 2008      Executive Vice President of the Adviser

Vadim Zlotnikov      Since 2008      Executive Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 28 in this Prospectus.

AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)



                                                                                Class A  Class R Class K Class I
                                                                                 Shares  Shares  Shares  Shares
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class R Class K Class I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .41%    .25%    .19%   .09%
  Other Expenses                            .07%    .08%    .08%   .08%
                                           -----   -----   -----   ----
Total Other Expenses                        .48%    .33%    .27%   .17%
                                           -----   -----   -----   ----
Total Fund Operating Expenses              1.53%   1.58%   1.27%   .92%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------



(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class R Class K Class I
-----------------------------------------------
After 1 Year    $  156* $  161  $  129  $   94
After 3 Years   $  483  $  499  $  403  $  293
After 5 Years   $  834  $  860  $  697  $  509
After 10 Years  $1,824  $1,878  $1,534  $1,131
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in equity securities of a limited number of large, carefully selected, high-quality U.S. companies. The Adviser tends to focus on those companies that have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. Under normal circumstances, the Fund will invest at least 80% of its net assets in common stocks of large-capitalization companies.

For these purposes, "large-capitalization companies" are those that, at the time of investment, have market capitalizations within the range of market capitalizations of companies appearing in the Russell 1000(R) Growth Index. While the market capitalizations of companies in the Russell 1000(R) Growth Index ranged from $1 billion to almost $345 billion as of June 30, 2009, the Fund normally will invest in common stocks of companies with market capitalizations of at least $5 billion at the time of purchase.

The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in securities issued by U.S. companies, although it may invest in foreign securities. The Fund is designed for those seeking to accumulate capital over time with less volatility than that associated with investment in smaller companies. Normally, the Fund invests in about 50-70 companies, with the 25 most highly regarded of these companies usually constituting approximately 70% of the Fund's net assets. The Fund is thus atypical from most equity mutual funds in its focus on a relatively small number of intensively researched companies.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.

.. Focused Portfolio Risk: Investments in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value or NAV.

.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 26.68%.


                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
28.98  -19.87  -23.92  -32.38   22.71    8.19    14.15  -0.91   13.77   -31.66




During the period shown in the bar chart, the Fund's:


Best Quarter was up 20.46%, 4th quarter, 1999; and Worst Quarter was down -19.84%, 3rd quarter, 2001.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                      1 Year  5 Years* 10 Years*
--------------------------------------------------------------------------------
Class A                                               -32.66%  -0.99%    -4.66%
--------------------------------------------------------------------------------
Class R                                               -31.64%  -1.07%    -4.79%
--------------------------------------------------------------------------------
Class K                                               -31.47%  -0.76%    -4.52%
--------------------------------------------------------------------------------
Class I                                               -31.23%  -0.40%    -4.23%
--------------------------------------------------------------------------------
Russell 1000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  -38.44%  -3.42%    -4.27%
--------------------------------------------------------------------------------



*Inception dates for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee           Length of Service  Title
------------------------------------------------------------------------------
James G. Reilly       Since 2006      Executive Vice President of the Adviser

Michael J. Reilly     Since 2006      Senior Vice President of the Adviser

P. Scott Wallace      Since 2006      Senior Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 28 in this Prospectus.

AllianceBernstein Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                                                Class A  Class R Class K Class I
                                                                                 Shares  Shares  Shares  Shares
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class R Class K Class I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .23%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .24%    .22%    .15%   .02%
  Other Expenses                            .16%    .16%    .15%   .16%
                                           -----   -----   -----   ----
Total Other Expenses                        .40%    .38%    .30%   .18%
                                           -----   -----   -----   ----
Total Fund Operating Expenses              1.38%   1.63%   1.30%   .93%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------



(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class R Class K Class I
-----------------------------------------------
After 1 Year    $  140* $  166  $  132  $   95
After 3 Years   $  437  $  514  $  412  $  296
After 5 Years   $  755  $  887  $  713  $  515
After 10 Years  $1,657  $1,933  $1,568  $1,143
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 176% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of small- and mid-capitalization companies. For these purposes, "small- and mid-cap companies" are those that, at the time of investment, fall within the capitalization range between the smaller of $1 billion or the market capitalization of the smallest company in the Russell 2500(R) Growth Index and the greater of $6 billion or the market capitalization of the largest company in the Russell 2500(R) Growth Index. The market capitalizations of companies in the Russell 2500(R) Growth Index ranged from $51 million to $4.2 billion as of June 30, 2009. Because the Fund's definition of small- and mid-cap companies is dynamic, the limits on capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in approximately 60-120 stocks broadly diversified by sector.

The Fund invests principally in equity securities but may also invest in other types of securities, such as preferred stocks. The Fund may also invest in reverse repurchase agreements and up to 20% of its total assets in rights and warrants.

PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

In November 2008, the Fund implemented its current investment policies (previously it had invested primarily in "mid-cap" companies) and also changed its name and portfolio management team. Accordingly, the performance shown below for periods prior to November 2008 may not be representative of the Fund's performance under its current investment policies.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 37.50%.



                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
33.90   -15.88  -18.09  -32.72  65.96   19.23    6.71    1.36   11.88   -48.52



During the period shown in the bar chart, the Fund's:


Best Quarter was up 26.41%, 4th quarter, 1999; and Worst Quarter was down -30.35%, 4th quarter, 2008.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                      1 Year  5 Years* 10 Years*
--------------------------------------------------------------------------------
Class A                                               -49.52%  -5.78%    -2.64%
--------------------------------------------------------------------------------
Class R                                               -48.60%  -5.97%    -2.84%
--------------------------------------------------------------------------------
Class K                                               -48.52%  -5.76%    -2.61%
--------------------------------------------------------------------------------
Class I                                               -48.28%  -5.43%    -2.32%
--------------------------------------------------------------------------------
Russell 2500(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  -41.50%  -2.24%     0.75%
--------------------------------------------------------------------------------



*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee            Length of Service    Title
------------------------------------------------------------------------------
Bruce K. Aronow     Since November 2008  Senior Vice President of the Adviser

N. Kumar Kirpalani  Since November 2008  Senior Vice President of the Adviser

Samantha S. Lau     Since November 2008  Senior Vice President of the Adviser

Wen-Tse Tseng       Since November 2008  Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 28 in this Prospectus.

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                                                Class A  Class R Class K Class I
                                                                                 Shares  Shares  Shares  Shares
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class R Class K Class I
-------------------------------------------------------------------------
Management Fees                             .78%    .78%    .78%    .78%
Distribution and/or Service (12b-1) Fees    .27%    .50%    .25%    None
Other Expenses:
  Transfer Agent                            .38%    .20%    .19%    .10%
  Other Expenses                            .19%    .22%    .22%    .24%
                                           -----   -----   -----   -----
Total Other Expenses                        .57%    .42%    .41%    .34%
                                           -----   -----   -----   -----
Total Fund Operating Expenses              1.62%   1.70%   1.44%   1.12%
                                           =====   =====   =====   =====
-------------------------------------------------------------------------



(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class R Class K Class I
-----------------------------------------------
After 1 Year    $  165* $  173  $  147  $  114
After 3 Years   $  511  $  536  $  456  $  356
After 5 Years   $  881  $  923  $  787  $  617
After 10 Years  $1,922  $2,009  $1,724  $1,363
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 108% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund invests primarily in a diversified portfolio of equity securities with relatively smaller capitalizations as compared to the overall U.S. market. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of smaller companies. For these purposes, "smaller companies" are those that, at the time of investment, fall within the lowest 20% of the total

U.S. equity market capitalization (excluding, for purposes of this calculation, companies with market capitalizations of less than $10 million). As of June 30, 2009, there were approximately 4,400 smaller companies, and those smaller companies had market capitalizations ranging up to approximately $6.5 billion. Because the Fund's definition of smaller companies is dynamic, the limits on market capitalization will change with the markets.


The Fund may invest in any company and industry and in any type of equity security with potential for capital appreciation. It invests in well-known and established companies and in new and less-seasoned companies. The Fund's investment policies emphasize investments in companies that are demonstrating improving financial results and a favorable earnings outlook. The Fund may invest in foreign securities.

When selecting securities, the Adviser typically looks for companies that have strong, experienced management teams, strong market positions, and the potential to support greater than expected earnings growth rates. In making specific investment decisions for the Fund, the Adviser combines fundamental and quantitative analysis in its stock selection process. The Fund may periodically invest in the securities of companies that are expected to appreciate due to a development particularly or uniquely applicable to that company regardless of general business conditions or movements of the market as a whole. Normally, the Fund invests in about 95-125 companies.

PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.


.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.


You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").

The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 35.46%.


                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
12.96   -7.61   -13.64  -31.84  48.09   13.95    4.71    10.58  13.97   -45.14





During the period shown in the bar chart, the Fund's:


Best Quarter was up 25.05%, 4th quarter, 2001; and Worst Quarter was down -28.82%, 4th quarter, 2008.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                      1 Year  5 Years* 10 Years*
--------------------------------------------------------------------------------
Class A                                               -46.14%  -3.78%    -2.83%
--------------------------------------------------------------------------------
Class R                                               -45.15%  -3.84%    -2.96%
--------------------------------------------------------------------------------
Class K                                               -45.02%  -3.61%    -2.72%
--------------------------------------------------------------------------------
Class I                                               -44.82%  -3.27%    -2.43%
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index
(reflects no deduction for fees, expenses, or taxes)  -38.54%  -2.35%    -0.76%
--------------------------------------------------------------------------------



*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:

Employee            Length of Service  Title
----------------------------------------------------------------------------
Bruce K. Aronow        Since 2000      Senior Vice President of the Adviser

N. Kumar Kirpalani     Since 2004      Senior Vice President of the Adviser

Samantha S. Lau        Since 2004      Senior Vice President of the Adviser

Wen-Tse Tseng          Since 2006      Vice President of the Adviser


ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 28 in this Prospectus.

GLOBAL GROWTH FUNDS
--------------------------------------------------------------------------------

AllianceBernstein Global Thematic Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)



                                                                                Class A  Class R Class K Class I
                                                                                Shares   Shares  Shares  Shares
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None



Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class R Class K Class I
-------------------------------------------------------------------------
Management Fees                             .73%    .73%    .73%    .73%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                            .55%    .24%    .19%    .10%
  Other Expenses                            .12%    .13%    .14%    .18%
                                           -----   -----   -----   -----
Total Other Expenses                        .67%    .37%    .33%    .28%
                                           -----   -----   -----   -----
Total Fund Operating Expenses              1.70%   1.60%   1.31%   1.01%
                                           =====   =====   =====   =====
-------------------------------------------------------------------------



(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class R Class K Class I
-----------------------------------------------
After 1 Year    $  173* $  163  $  133  $  103
After 3 Years   $  536  $  505  $  415  $  322
After 5 Years   $  923  $  871  $  718  $  558
After 10 Years  $2,009  $1,900  $1,579  $1,236
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 201% of the average value of its portfolio.

PRINCIPAL STRATEGIES

The Fund pursues opportunistic growth by investing in a global universe of companies in multiple industries that may benefit from innovation.

The Fund pursues a high risk strategy, using AllianceBernstein Research to identify opportunistic investments in innovation, and is offered as a satellite to supplement core investment strategies.


The Adviser employs a combination of "top-down" and "bottom-up" investment processes with the goal of identifying the most attractive securities worldwide, fitting into broader themes, which are developments that have broad effects across industries and companies. Drawing on the global fundamental and quantitative research capabilities of the Adviser, and its economists' macro-economic insights, the Adviser seeks to identify long-term economic or business trends that will affect multiple industries. The Adviser will assess the effects of these trends, in the context of the business cycle, on entire industries and on individual companies. Through this process, the Adviser intends to identify key investment themes, which will be the focus of the Fund's investments and which are expected to change over time based on the Adviser's research.


In addition to this "top-down" thematic approach, the Adviser will also use a "bottom-up" analysis of individual companies that focuses on prospective earnings growth, valuation and quality of company management. The Adviser normally considers a universe of approximately 2,600 mid- to large-capitalization companies worldwide for investment.


The Fund invests in securities issued by U.S. and non-U.S. companies from multiple industry sectors in an attempt to maximize opportunity, which should also tend to reduce risk. The Fund invests in both developed and emerging market countries. Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The percentage of the Fund's assets invested in securities of companies in a particular country or denominated in a particular currency varies in accordance with the Adviser's assessment of the appreciation potential of such securities. The Fund may invest in any company and industry and in any type of equity security, listed and unlisted, with potential for capital appreciation. It invests in well-known, established companies as well as new, smaller or less-seasoned companies. Investments in new, smaller or less-seasoned companies may offer more reward but may also entail more risk than is generally true of larger, established companies. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities, real estate investment trusts and zero coupon bonds. Normally, the Fund invests in about 60-80 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

.. Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

In November 2008, the Fund implemented its current investment objective and policies (previously it had invested primarily in technology companies) and also changed its name and portfolio management team. Accordingly, the performance shown below for periods prior to November 2008 may not be representative of the Fund's performance under its current investment policies.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 47.94%.


                                   [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
71.78   -24.62  -25.88  -42.95   41.67   4.93    4.97    8.12   20.29   -45.43




During the period shown in the bar chart, the Fund's:


Best Quarter was up 44.57%, 4th quarter, 1999; and Worst Quarter was down -35.31%, 3rd quarter, 2001.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                                                          1 Year  5 Years*
---------------------------------------------------------------------------------------------------------------------------
Class A                                                                                                   -46.43%  -4.81%
---------------------------------------------------------------------------------------------------------------------------
Class R                                                                                                   -45.39%  -4.86%
---------------------------------------------------------------------------------------------------------------------------
Class K                                                                                                   -45.23%  -4.55%
---------------------------------------------------------------------------------------------------------------------------
Class I                                                                                                   -45.02%  -4.28%
---------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                        -42.19%  -0.06%
---------------------------------------------------------------------------------------------------------------------------


                                                                                                          10 Years*
-------------------------------------------------------------------------------------------------------------------
Class A                                                                                                     -4.88%
-------------------------------------------------------------------------------------------------------------------
Class R                                                                                                     -5.00%
-------------------------------------------------------------------------------------------------------------------
Class K                                                                                                     -4.71%
-------------------------------------------------------------------------------------------------------------------
Class I                                                                                                     -4.47%
-------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of non-U.S.
withholding taxes)                                                                                          -0.20%
-------------------------------------------------------------------------------------------------------------------



*Inception date for Class R shares: 11/3/03, and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K, and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee           Length of Service    Title
--------------------------------------------------------------------------------
Joseph G. Carson   Since November 2008  Senior Vice President of the Adviser

Amy P. Raskin      Since November 2008  Senior Vice President of the Adviser

Andrew Reiss       Since November 2009  Senior Vice President of the Adviser

Robert W. Scheetz  Since November 2009  Senior Vice President of the Adviser

Lisa A. Shalett    Since November 2008  Executive Vice President of the Adviser

Catherine D. Wood  Since November 2008  Senior Vice President of the Adviser

Vadim Zlotnikov    Since November 2008  Executive Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 28 in this Prospectus.

AllianceBernstein Global Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                                                Class A  Class R Class K Class I
                                                                                 Shares  Shares  Shares  Shares
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)



                                          Class A Class R Class K Class I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%    .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%    None
Other Expenses:
  Transfer Agent                            .11%    .10%    .12%    .02%
  Other Expenses                            .59%    .89%    .91%   1.07%
                                          ------  ------  ------  ------
Total Other Expenses                        .70%    .99%   1.03%   1.09%
                                          ------  ------  ------  ------
Total Fund Operating Expenses              1.75%   2.24%   2.03%   1.84%
                                          ======  ======  ======  ======
Waiver and/or Expense Reimbursement(b)    (.25)%  (.54)%  (.58)%  (.64)%
                                          ------  ------  ------  ------
Net Expenses                               1.50%   1.70%   1.45%   1.20%
                                          ======  ======  ======  ======
-------------------------------------------------------------------------



(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

(b)The fee waiver and/or expense reimbursement will remain in effect until November 2, 2010.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                  Class A Class R Class K Class I
-------------------------------------------------
After 1 Year      $  153* $  173  $  148  $  122
After 3 Years**   $  527  $  648  $  581  $  516
After 5 Years**   $  926  $1,151  $1,040  $  936
After 10 Years**  $2,042  $2,533  $2,312  $2,106
-------------------------------------------------


* Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.


**The example assumes that the waiver is only in place through the end of the first fiscal year.

Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 117% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in a global portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology (which includes telecommunications), health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the senior sector analysts, the Adviser's Global Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

Under normal market conditions, the Fund invests significantly (at least 40%--unless market conditions are not deemed favorable by the Adviser) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries. The Fund invests in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although it may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 100-150 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

.. how the Fund's performance changed from year to year over the life of the Fund; and

.. how the Fund's average annual returns for one and five years and over the life of the Fund compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 25.71%.



                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
 n/a     n/a     n/a      n/a    34.28   12.25  15.82    14.75   12.61  -53.78



During the period shown in the bar chart, the Fund's:


Best Quarter was up 16.92%, 2nd quarter, 2003; and Worst Quarter was down -28.81%, 4th quarter, 2008.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                                                                    Since
                                                                                                 1 Year  5 Years* Inception*
----------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          -54.78%  -4.93%     0.95%
----------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          -53.80%  -5.09%     0.77%
----------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          -53.72%  -4.87%     1.01%
----------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          -53.60%  -4.62%     1.27%
----------------------------------------------------------------------------------------------------------------------------
MSCI World Index (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      -40.71%  -0.51%     4.52%
----------------------------------------------------------------------------------------------------------------------------



*Inception dates for Class A shares: 7/22/02, for Class R shares: 9/1/04 and for Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee                  Length of Service  Title
----------------------------------------------------------------------------------
William A. Johnston        Since May 2009    Vice President of the Adviser

Steven A. Nussbaum, M.D.   Since 2008        Senior Vice President of the Adviser

David G. Robinson          Since 2008        Senior Vice President of the Adviser

Jane E. Schneirov          Since 2002        Senior Vice President of the Adviser

Paul J. Vogel              Since 2007        Senior Vice President of the Adviser

Janet A. Walsh             Since 2002        Senior Vice President of the Adviser



ADDITIONAL INFORMATION
For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 28 in this Prospectus.

AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.


FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


Shareholder Fees (fees paid directly from your investment)


                                                                                Class A  Class R Class K Class I
                                                                                 Shares  Shares  Shares  Shares
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                                              None     None    None    None
----------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of offering price or redemption proceeds, whichever is lower)   None(a)  None    None    None
----------------------------------------------------------------------------------------------------------------
Exchange Fee                                                                     None     None    None    None


Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)


                                          Class A Class R Class K Class I
-------------------------------------------------------------------------
Management Fees                             .75%    .75%    .75%   .75%
Distribution and/or Service (12b-1) Fees    .30%    .50%    .25%   None
Other Expenses:
  Transfer Agent                            .21%    .22%    .20%   .03%
  Other Expenses                            .08%    .09%    .08%   .08%
                                           -----   -----   -----   ----
Total Other Expenses                        .29%    .31%    .28%   .11%
                                           -----   -----   -----   ----
Total Fund Operating Expenses              1.34%   1.56%   1.28%   .86%
                                           =====   =====   =====   ====
-------------------------------------------------------------------------


(a)In some cases a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. See "Purchase of Shares" in the Statement of Additional Information or SAI.

Examples
The Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:



                Class A Class R Class K Class I
-----------------------------------------------
After 1 Year    $  136* $  159  $  130  $   88
After 3 Years   $  425  $  493  $  406  $  274
After 5 Years   $  734  $  850  $  702  $  477
After 10 Years  $1,613  $1,856  $1,545  $1,061
-----------------------------------------------


*Assuming redemption at the end of the period, a 1% CDSC would increase the expenses by $100.


Portfolio Turnover
The Fund pays transactions costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in the Annual Fund Operating Expenses or in the Examples, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 103% of the average value of its portfolio.

PRINCIPAL STRATEGIES
The Fund invests primarily in an international portfolio of equity securities of companies selected by the Adviser for their growth potential within various market sectors. Examples of the types of market sectors in which the Fund may invest include, but are not limited to, information technology, telecommunications, health care, financial services, infrastructure, energy and natural resources, and consumer growth. The Adviser's growth analysts use proprietary research to seek to identify companies or industries that other investors have underestimated, overlooked or ignored--for example, some hidden earnings driver (including, but not limited to, reduced competition, market share gain, better margin trend, increased customer base, or similar factors) that would cause a company to grow faster than market forecasts.

In consultation with the senior sector analysts, the Adviser's International Growth Portfolio Oversight Group is responsible for the construction of the portfolio. The senior sector analysts and the Portfolio Oversight Group allocate the Fund's investments among market sectors based on the fundamental company research conducted by the Adviser's large internal research staff, assessing the current and forecasted investment opportunities and conditions, as well as diversification and risk considerations. The senior sector analysts and the Portfolio Oversight Group may vary the percentage allocations among market sectors and may change the market sectors in which the Fund invests as companies' potential for growth within a sector matures and new trends for growth emerge.

The Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Fund invests in securities of companies in both developed and emerging market countries. Geographic distribution of the Fund's investments among countries or regions also will be a product of the stock selection process rather than a pre-determined allocation. The Fund may also invest in synthetic foreign equity securities, which are various types of warrants used internationally that entitle a holder to buy or sell underlying securities. The Adviser expects that normally the Fund's portfolio will tend to emphasize investments in larger capitalization companies, although the Fund may invest in smaller or medium capitalization companies. The Fund normally invests in approximately 90-130 companies.


Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a position of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.


PRINCIPAL RISKS
.. Market Risk: The value of the Fund's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as growth, may underperform the market generally.


.. Foreign (Non-U.S.) Risk: Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

.. Emerging Market Risk: Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

.. Currency Risk: Fluctuations in currency exchange risk may negatively affect the value of the Fund's investments or reduce its returns.

.. Capitalization Risk: Investments in small- and mid-capitalization companies may be more volatile than investments in large-cap companies. Investments in small-cap companies may have additional risks because these companies have limited product lines, markets or financial resources.

.. Derivatives Risk: Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

.. Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.


As with all investments, you may lose money by investing in the Fund.

BAR CHART AND PERFORMANCE INFORMATION

The bar chart and performance information provide an indication of the historical risk of an investment in the Fund by showing:

..  how the Fund's performance changed from year to year over ten years; and

.. how the Fund's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

You may obtain updated performance information on the Fund's website at www.AllianceBernstein.com (click on "Pricing & Performance").


The Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

Bar Chart
The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through September 30, 2009, the year-to-date unannualized return for Class A shares was 33.49%.



                                  [BAR CHART]

                             Calendar Year End (%)

  99      00      01      02      03      04      05      06      07      08
------  ------  ------  ------  ------  ------  ------  ------  ------  ------
56.33   -25.33  -18.13   -6.22   44.72   23.85   19.83   25.04   17.14  -49.39



During the period shown in the bar chart, the Fund's:


Best Quarter was up 34.15%, 4th quarter, 1999; and Worst Quarter was down -27.28%, 3rd quarter, 2008.


Performance Table
Average Annual Total Returns

(For the periods ended December 31, 2008)


                                                                                                 1 Year  5 Years* 10 Years*
---------------------------------------------------------------------------------------------------------------------------
Class A                                                                                          -50.39%   1.93%    3.62%
---------------------------------------------------------------------------------------------------------------------------
Class R                                                                                          -49.54%   1.62%    3.20%
---------------------------------------------------------------------------------------------------------------------------
Class K                                                                                          -49.44%   1.88%    3.47%
---------------------------------------------------------------------------------------------------------------------------
Class I                                                                                          -49.20%   2.23%    3.77%
---------------------------------------------------------------------------------------------------------------------------
MSCI World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      -43.56%   1.91%    1.18%
---------------------------------------------------------------------------------------------------------------------------
MSCI AC World Index (ex. U.S.) (Net)
(reflects no deduction for fees, expenses, or taxes except the reinvestment of dividends net of
non-U.S. withholding taxes)                                                                      -45.53%   2.56%    1.90%
---------------------------------------------------------------------------------------------------------------------------



*Inception dates for Class R, Class K and Class I shares: 3/1/05. Performance information for periods prior to the inception of Class R, Class K and Class I shares is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of the Class R shares and the lower expense ratios of Class K and Class I shares, respectively.

INVESTMENT ADVISER

AllianceBernstein L.P. is the investment adviser for the Fund.


PORTFOLIO MANAGERS

The following table lists the persons responsible for day-to-day management of the Fund's portfolio:


Employee              Length of Service  Title
---------------------------------------------------------------------------------
Gregory D. Eckersley     Since 2006      Senior Vice President of the Adviser

Robert W. Scheetz        Since 2005      Senior Vice President of the Adviser

Christopher M. Toub      Since 2005      Executive Vice President of the Adviser


ADDITIONAL INFORMATION:

For important information about the purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES, page 28 in this Prospectus.

ADDITIONAL INFORMATION ABOUT PURCHASE AND SALE OF FUND SHARES, TAXES AND FINANCIAL INTERMEDIARIES


     .   PURCHASE AND SALE OF FUND SHARES

Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund.


You may sell (redeem) your shares any day the New York Stock Exchange is open. You may sell your shares through your financial intermediary.


     .   TAX INFORMATION


Each Fund may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.


     .   PAYMENTS TO FINANCIAL INTERMEDIARIES


Financial intermediaries (such as a bank) market and sell shares of the Funds. A Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Fund over another investment.

ADDITIONAL INFORMATION ABOUT THE FUNDS' RISKS AND INVESTMENTS

--------------------------------------------------------------------------------

This section of the Prospectus provides additional information about the Funds' investment practices and related risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional information about each Fund's risks and investments can be found in the Funds' SAI.

Derivatives
Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives, including options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Fund's investment (in some cases, the potential loss is unlimited).


The Funds' investments in derivatives may include, but are not limited to, the following:

.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. A Fund may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". A Fund, for example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).


.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments in options include the following:

 - Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".


 - Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. A Fund may write "covered" options, which means writing an option for securities the Fund owns, and uncovered options.


 - Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. The Funds' investments in swap transactions include the following:

 - Currency Swaps. A Fund may invest in currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions". Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.

 - Interest Rate Swaps, Caps, and Floors. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or to protect against an increase in the price of securities a Fund anticipates purchasing at a later date. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash payment or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  Other Derivatives and Strategies

 - Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage a Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by a Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. A Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).


 - Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

   A Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign (non-U.S.) risk and currency risk.


Convertible Securities
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Depositary Receipts and Securities of Supranational Entities
Each Fund may invest in depositary receipts. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depositary receipts. American Depository Receipts, or ADRs, are depositary receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts, or GDRs, European Depository Receipts, or EDRs and other types of depositary receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depositary receipts in registered form are designed for use in the U.S. securities markets, and depositary receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depositary receipts of either type are deemed to be investments in the underlying securities.

A supranational entity is an entity designated or supported by the national government of one or more countries to promote economic reconstruction or development. Examples of supranational entities include the World Bank (International Bank for Reconstruction and Development) and the European Investment Bank. "Semi-governmental securities" are securities issued by entities owned by either a national, state or equivalent government or are obligations of one of such government jurisdictions that are not backed by its full faith and credit and general taxing powers.

Forward Commitments
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities
Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 (the "Securities Act") or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Investment in Other Investment Companies
The Funds may invest in other investment companies as permitted by the Investment Company Act of 1940 (the "1940 Act") or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities
For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock
A Fund may invest in preferred stock. Preferred stock is subordinated to any debt the issuer has outstanding. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended ("Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.


Repurchase Agreements and Buy/Sell Back Transactions
A Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase obligations are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

Rights and Warrants
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales
A Fund may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements
Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Zero-Coupon and Payment-in-Kind Bonds
Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer to make current interest payments on the bonds in additional bonds. Because zero-coupon bonds and payment-in-kind bonds do not pay current interest in cash, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest in cash currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. These bonds may involve greater credit risks than bonds paying interest currently. Although these bonds do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Foreign (Non-U.S.) Securities
Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.

Algeria                                Hong Kong                              Poland
Argentina                              Hungary                                Qatar
Belize                                 India                                  Romania
Brazil                                 Indonesia                              Russia
Bulgaria                               Israel                                 Singapore
Chile                                  Jamaica                                Slovakia
China                                  Jordan                                 Slovenia
Colombia                               Kazakhstan                             South Africa
Costa Rica                             Lebanon                                South Korea
Cote D'Ivoire                          Malaysia                               Taiwan
Croatia                                Mexico                                 Thailand
Czech Republic Dominican Republic      Morocco                                Trinidad & Tobago
Ecuador                                Nigeria                                Tunisia
Egypt                                  Pakistan                               Turkey
El Salvador                            Panama                                 Ukraine
Guatemala                              Peru                                   Uruguay
                                       Philippines                            Venezuela

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. Dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies
A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

A Fund may also invest directly in foreign currencies for non-hedging purposes, directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing a Fund's NAV to fluctuate.

Investment in Smaller, Less-Seasoned Companies
Investment in smaller, less-seasoned companies involves greater risks than is customarily associated with securities of more established companies. Companies in the earlier stages of their development often have products and management personnel that have not been thoroughly tested by time or the marketplace; their financial resources may not be as substantial as those of more established companies. The securities of smaller, less-seasoned companies may have relatively limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or broad market indices. The revenue flow of such companies may be erratic and their results of operations may fluctuate widely and may also contribute to stock price volatility.

Future Developments
A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies
A Fund's Board may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as AllianceBernstein Large Cap Growth Fund or AllianceBernstein Small/Mid Cap Growth Fund, will not change their policies without 60 days' prior written notice to shareholders. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Temporary Defensive Position
For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may reduce its position in equity securities and invest in, without limit, certain types of short-term, liquid, high-grade or high-quality (depending on the Fund) debt securities. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

Portfolio Holdings
A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

This section discusses how to buy, sell or redeem, or exchange different classes of shares of a Fund that are offered in this Prospectus. The Funds offer four classes of shares through this Prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different ongoing distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" below.

HOW TO BUY SHARES

The purchase of a Fund's shares is priced at the next determined NAV after your order is received in proper form.


Class A, Class R, Class K and Class I shares are available at NAV, without an initial sales charge, to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of a Fund ("group retirement plans"), as follows:

Class A shares offered through this Prospectus are designed for group retirement plans with assets in excess of $10,000,000. Class A shares are also available at NAV to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees.

Class R shares are designed for group retirement plans with plan assets up to $10,000,000.

Class K shares are designed for group retirement plans with at least $1,000,000 in plan assets.

Class I shares are designed for group retirement plans with at least $10,000,000 in plan assets and also are available to certain institutional clients of the Adviser who invest at least $2 million in a Fund.

Class A, Class R, Class K and Class I shares are also available to certain AllianceBernstein-sponsored group retirement plans. Class R, Class K and Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) plans. Effective October 19, 2005, Class I shares were no longer available to AllianceBernstein-sponsored group retirement plan programs known as the "Informed Choice" programs.

Required Information
A Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a Financial Industry Regulatory Authority, or FINRA, member firm.

General
AllianceBernstein Investments, Inc., or ABI, may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

THE DIFFERENT SHARE CLASS EXPENSES
This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service (Rule 12b-1) fees or CDSCs.


                           WHAT IS A RULE 12b-1 FEE?

  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in a Fund's fee table included in Summary Information section above.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Securities and Exchange Commission ("Commission") Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service (Rule 12b-1) fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:


                               Distribution and/or Service
                                 (Rule 12b-1) Fee (as a
                                 Percentage of Aggregate
                                Average Daily Net Assets)
                      ------------------------------------
                      Class A             0.30%*
                      Class R             0.50%
                      Class K             0.25%
                      Class I             None


*The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund is .50% of the aggregate average daily net assets. The Directors/Trustees of AllianceBernstein Growth Fund and AllianceBernstein Large Cap Growth Fund currently limit the payments to .30%.

Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class R shares are subject to higher Rule 12b-1 fees than Class A shares. Because higher fees mean a higher expense ratio, Class R shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. Conversely, Class K and Class I shares have a lower or no Rule 12b-1 fee. Therefore, Class K and Class I shares have a lower expense ratio and may have a higher NAV (and returns) than Class A or Class R shares. All or some of these fees may be paid to financial intermediaries, including your financial intermediary.

Class A Shares
Class A shares offered through this Prospectus do not have an initial sales charge. Class A shares may be subject to a CDSC of up to 1%. Purchases of Class A shares by AllianceBernstein or non-AllianceBernstein sponsored group retirement plans may be subject to a 1% CDSC if terminated within one year. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Class R, Class K and Class I Shares
Class R, Class K and Class I shares do not have an initial sales charge or CDSC.

DISTRIBUTION ARRANGEMENTS FOR GROUP RETIREMENT PLANS
Each Fund offers distribution arrangements for group retirement plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of a Fund, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus and the Funds' SAI. Group retirement plans also may not offer all classes of shares of a Fund. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

PAYMENTS TO FINANCIAL INTERMEDIARIES

Financial intermediaries market and sell shares of the Funds. These financial intermediaries may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you or the Funds may pay.


                       WHAT IS A FINANCIAL INTERMEDIARY?
  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks and insurance companies. Financial intermediaries may employ financial advisors who deal with you and other investors on an individual basis.

ABI may pay financial intermediaries selling Class A shares a fee of up to 1%. Up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


For Class R and Class K shares, up to 100% of the Rule 12b-1 fee applicable to these classes of shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.


  Your financial advisor's firm receives compensation from the Funds, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - additional distribution support;
  - defrayal of costs for educational seminars and training; and
  - payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the Rule 12b-1 fees described above, some or all of which may be paid to financial intermediaries, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of
(a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2009, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds are expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $15,500,000. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a

"preferred list." ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.

  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial intermediary may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

As of the date of the Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

  Ameriprise Financial Services
  AXA Advisors

  Bank of America

  Cadaret, Grant & Co.
  CCO Investment Services Corp.
  Chase Investment Services
  Citigroup Global Markets
  Commonwealth Financial Network
  Donegal Securities
  ING Advisors Network
  LPL Financial Corporation
  Merrill Lynch
  Morgan Stanley & Co. Incorporated
  Northwestern Mutual Investment Services
  Raymond James
  RBC Capital Markets Corporation
  Robert W. Baird
  SagePoint Financial, Inc.
  UBS AG
  UBS Financial Services
  Wachovia Securities
  Wells Fargo Investments

Although the Funds may use brokers and dealers that sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) provided that the other fund offers the same class of shares. Exchanges of shares are made at the next-determined NAV, without sales or service charges. All exchanges are subject to the minimum investment restrictions set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. Your exchange of shares is priced at the next-determined NAV after your order is received in proper form. You may request an exchange by mail or telephone. In order to receive a day's NAV, AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

Your financial intermediary must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
Each Fund's Board of Directors or Trustees (the "Board") has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.


.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of their financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through their monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Funds expect to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Funds believe that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Funds may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER

Each Fund's Adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2009 totaling approximately $447 billion (of which more than $67 billion represented assets of investment companies). As of June 30, 2009, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 48 of the nation's FORTUNE 100 companies), for public employee retirement funds in 39 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising approximately 98 separate investment portfolios, have approximately 38 million retail accounts.


The Adviser provides investment advisory services and order placement facilities for the Funds. For these advisory services, each of the Funds paid the Adviser, during its most recent fiscal year, a percentage of net assets as follows:


                                               Fee as a Percentage
                                                 of Average Net    Fiscal Year
  Fund                                               Assets*          Ended
  ----------------------------------------------------------------------------
  AllianceBernstein Growth Fund                        .75%          7/31/09
  AllianceBernstein Large Cap Growth Fund              .75%          7/31/09
  AllianceBernstein Small/Mid Cap Growth
   Fund                                                .75%          7/31/09
  AllianceBernstein Small Cap Growth
   Portfolio                                           .78%          7/31/09
  AllianceBernstein Global Thematic Growth
   Fund                                                .73%          7/31/09
  AllianceBernstein Global Growth Fund                 .26%          6/30/09
  AllianceBernstein International Growth Fund          .75%          6/30/09


*Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board's approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.

The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, hedge funds, pension funds and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Funds. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the AllianceBernstein Growth Fund are made by the Adviser's U.S. Growth senior sector analysts, with oversight by the Adviser's U.S. Growth Portfolio Oversight Group. Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analyst relies heavily on the fundamental and quantitative analysis and research of the Adviser's large industry focused equity analysts in the United States and abroad.

The Adviser's U.S. Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the U.S. Growth senior sector analysts, is responsible for determining the market sectors in which the Fund invests and the percentage allocation into each sector.

The following table lists the senior members of the U.S. Growth Portfolio Oversight Group with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  Principal Occupation During
Employee; Length of Service; Title                  the Past Five (5) Years
--------------------------------------------------------------------------------------
William D. Baird; since 2006; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                   with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2004.

Frank V. Caruso; since August 2008;        Senior Vice President of the Adviser,
Senior Vice President of the Adviser       with which he has been associated in a
                                           substantially similar capacity as a
                                           portfolio manager since prior to 2004,
                                           and U.S. Relative Value Team Leader.

Lisa A. Shalett; since August 2008;        Executive Vice President of the Adviser,
Executive Vice President of the Adviser    with which she has been associated in
                                           a substantially similar capacity as a
                                           portfolio manager since prior to 2004.
                                           In February 2007, she joined the
                                           management team of Alliance Growth
                                           Equities as the Global Research Director
                                           and was named Global Head of Growth
                                           Equities in January 2008. For the four
                                           years prior, Ms. Shalett was Chair and
                                           Chief Executive Officer of Sanford C.
                                           Bernstein LLC, the firm's institutional
                                           research brokerage business.

Vadim Zlotnikov; since August 2008;        Executive Vice President of the Adviser,
Executive Vice President of the Adviser    and Chief Investment Officer of Growth
                                           Equities and Head of Growth Portfolio
                                           Analytics since January 2008. Prior
                                           thereto, he was the Chief Investment
                                           Strategist for Sanford C. Bernstein's
                                           institutional research unit since prior to
                                           2004.

The day-to-day management of, and investment decisions for, the AllianceBernstein Large Cap Growth Fund are made by the Adviser's U.S. Large Cap Growth Investment Team. The U.S. Large Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.

The following table lists the senior members of the U.S. Large Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                   Principal Occupation During
Employee; Length of Service; Title                   the Past Five (5) Years
--------------------------------------------------------------------------------------
James G. Reilly; since 2006; Executive Vice  Executive Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2004. Mr. Reilly has been
                                             a member of the U.S. Large Cap
                                             Growth Investment Team since 1988.

Michael J. Reilly; since 2006; Senior Vice   Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2004. Mr. Reilly has been
                                             a member of the U.S. Large Cap
                                             Growth Investment Team since 1992.

P. Scott Wallace; since 2006; Senior Vice    Senior Vice President of the Adviser,
President of the Adviser                     with which he has been associated
                                             since prior to 2004. Mr. Wallace has
                                             been a member of the U.S. Large Cap
                                             Growth Investment Team since 2001.


The day-to-day management of, and investment decisions for, the AllianceBernstein Small/Mid Cap Growth Fund are made by the Adviser's Small/Mid Cap Growth Investment Team. The Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.


The following table lists the senior members of the Small/Mid Cap Growth Investment Team with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:



                                               Principal Occupation During
Employee; Length of Service; Title               the Past Five (5) Years
---------------------------------------------------------------------------------
Bruce K. Aronow; since November 2008;     Senior Vice President of the Adviser,
Senior Vice President of the Adviser      with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2004.

N. Kumar Kirpalani; since November 2008;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser      with which he has been associated in a
                                          substantially similar capacity as a
                                          portfolio manager since prior to 2004.

Samantha S. Lau; since November 2008;     Senior Vice President of the Adviser,
Senior Vice President of the Adviser      with which she has been associated in
                                          a substantially similar capacity as a
                                          portfolio manager since prior to 2004.


                                           Principal Occupation During
Employee; Length of Service; Title          the Past Five (5) Years
-----------------------------------------------------------------------------
Wen-Tse Tseng; since November 2008;  Vice President of the Adviser, with
Vice President of the Adviser        which he has been associated since
                                     2006. Prior thereto, he was the
                                     healthcare sector portfolio manager for
                                     the small-cap growth team at William
                                     D. Witter from August 2003 until 2006.
                                     He also worked at Weiss, Peck and
                                     Greer, managing the healthcare sector
                                     with the same team with which he
                                     worked at William D. Witter, from April
                                     2002 to August 2003.

The management of, and investment decisions for, the AllianceBernstein Small Cap Growth Portfolio's portfolio are made by the Adviser's team of research analysts (the "Small Cap Growth Investment Team"). The Small Cap Growth Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's internal research staff. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the persons within the Small Cap Growth Investment Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                           Principal Occupation During
Employee; Length of Service; Title          the Past Five (5) Years
-----------------------------------------------------------------------
Bruce K. Aronow; since 2000; Senior Vice          (see above)
President of the Adviser

N. Kumar Kirpalani; since 2004; Senior            (see above)
Vice President of the Adviser

Samantha S. Lau; since 2004; Senior Vice          (see above)
President of the Adviser

Wen-Tse Tseng; since 2006; Vice President         (see above)
of the Adviser



The day-to-day management of, and investment decisions for, the AllianceBernstein Global Thematic Growth Fund are made by the Adviser's Global Thematic Growth Portfolio Oversight Group, headed by Catherine D. Wood and comprised of representatives of the Adviser's Global Economic Research Team, Quantitative Research Team, Early Stage Growth Team and Research on Strategic Change Team. Each Investment Team relies heavily on the fundamental and quantitative analysis of the Adviser's large internal research staff.


The following table lists the persons within the Teams with the most significant responsibility for the day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                             Principal Occupation During
Employee; Length of Service; Title             the Past Five (5) Years
-------------------------------------------------------------------------------
Joseph G. Carson; since November 2008;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser    with which he has been associated in a
                                        substantially similar capacity as a
                                        portfolio manager since prior to 2004,
                                        and Director of Global Economic
                                        Research on Fixed-Income.


                                               Principal Occupation During
Employee; Length of Service; Title              the Past Five (5) Years
---------------------------------------------------------------------------------
Amy P. Raskin; since November 2008;      Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which she has been associated in
                                         a substantially similar capacity as a
                                         portfolio manager since prior to 2004.
                                         She is also Director of Research on
                                         Strategic Change since 2006 and
                                         Director of Early Stage Growth Unit
                                         since 2008.

Andrew Reiss; since November 2009;       Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2004.
                                         He is also the Director of Research on
                                         Strategic Change.

Robert W. Scheetz; since November 2009;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which he has been associated in a
                                         substantially similar capacity as a
                                         portfolio manager since prior to 2004.

Lisa A. Shalett; since November 2008;    (see above)
Executive Vice President of the Adviser

Catherine D. Wood; since November 2008;  Senior Vice President of the Adviser,
Senior Vice President of the Adviser     with which she has been associated in
                                         a substantially similar capacity as a
                                         portfolio manager since prior to 2004.
                                         She is also Chief Investment Officer of
                                         Strategic Research.

Vadim Zlotnikov; since November 2008;    (see above)
Executive Vice President of the Adviser


The day-to-day management of, and investment decisions for, the AllianceBernstein Global Growth Fund are made by the Adviser's Global Growth senior sector analysts, with oversight by the Adviser's Global Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to that sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The Adviser's Global Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the Global Growth senior sector analysts, is responsible for determining the market sectors in which the Fund invests and the percentage allocation into each sector.

The following table lists the senior sector analysts with the responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  Principal Occupation During
Employee; Length of Service; Title                 the Past Five (5) Years
------------------------------------------------------------------------------------
William A. Johnston; since May 2009; Vice   Senior Vice President of
President of the Adviser                    AllianceBernstein Limited and a Vice
                                            President of the Adviser, with which he
                                            has been associated since prior to
                                            2004.

Steven A. Nussbaum, M.D.; since June        Senior Vice President of the Adviser,
2008; Senior Vice President of the Adviser  with which he has been associated in a substantially similar capacity as a
                                            portfolio manager since prior to 2004.



                                                   Principal Occupation During
Employee; Length of Service; Title                   the Past Five (5) Years
-------------------------------------------------------------------------------------
David G. Robinson; since May 2008; Senior     Senior Vice President of the Adviser,
Vice President of the Adviser                 with which he has been associated in a
                                              substantially similar capacity as a
                                              portfolio manager since prior to 2004.

Jane E. Schneirov; since March 2002;          Senior Vice President of the Adviser,
Senior Vice President of the Adviser          with which she has been associated in
                                              a substantially similar capacity as a
                                              portfolio manager since prior to 2004.

Paul J. Vogel; since April 2007; Senior Vice  Senior Vice President of the Adviser,
President of the Adviser                      with which he has been associated in a
                                              substantially similar capacity as a
                                              portfolio manager since prior to 2004.

Janet A. Walsh; since March 2002; Senior      Senior Vice President of the Adviser,
Vice President of the Adviser                 with which she has been associated in
                                              a substantially similar capacity as a
                                              portfolio manager since prior to 2004.


The day-to-day management of, and investment decisions for, the AllianceBernstein International Growth Fund's portfolio are made by the Adviser's International Growth senior sector analysts, with oversight by the Adviser's International Growth Portfolio Oversight Group.

Stock selection within each market sector of the Fund's portfolio is the responsibility of a senior sector analyst dedicated to his/her respective sector. The senior sector analysts rely heavily on the fundamental and quantitative analysis and research of the Adviser's industry-focused equity analysts in the United States and abroad.

The Adviser's International Growth Portfolio Oversight Group, comprised of senior investment professionals, in consultation with the International Growth senior sector analysts, is responsible for determining the market sectors in which the Fund invests and the percentage allocation into each sector. No one person is principally responsible for making recommendations for the Fund's portfolio.

The following table lists the members of the International Growth Portfolio Oversight Group with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


                                                  Principal Occupation During
Employee; Length of Service; Title                  the Past Five (5) Years
-------------------------------------------------------------------------------------
Gregory D. Eckersley; since 2006; Senior    Senior Vice President of the Adviser,
Vice President of the Adviser               with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2004.

Robert W. Scheetz; since 2005; Senior Vice  (see above)
President of the Adviser

Christopher M. Toub; since 2005;            Executive Vice President of the Adviser,
Executive Vice President of the Adviser     with which he has been associated in a
                                            substantially similar capacity as a
                                            portfolio manager since prior to 2004.


Additional Information about the Portfolio Managers may be found in the Funds' SAI.

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

In addition to its support in managing the AllianceBernstein Global Growth Fund's assets, the global growth research team currently has ultimate responsibility over investment decisions of ACM Global Investments--Global Growth Trends Portfolio, a mutual investment fund organized under the laws of the Grand Duchy of Luxembourg of which the Adviser is the investment adviser and which is available to non-U.S. investors (the "Historical Portfolio"). The Historical Portfolio has substantially the same investment objective and policies and has been managed in accordance with substantially similar investment strategies and techniques as those of the AllianceBernstein Global Growth Fund. The Historical Portfolio is not subject to the same types of expenses as the AllianceBernstein Global Growth Fund. In addition, it is not subject to the same diversification requirements, tax restrictions and other investment limitations imposed on the AllianceBernstein Global Growth Fund by the U.S. laws and regulations applicable to U.S. mutual funds. The performance results of the Historical Portfolio could have been negatively affected if it had been regulated as a U.S. mutual fund.

Set forth below is performance data provided by the Adviser relating to the Historical Portfolio for the period since its inception. As of December 31, 2008, the assets in the Historical Portfolio totaled approximately $1.24 billion.


The performance data is for the Historical Portfolio's Class AX shares and net of all fees charged to the Historical Portfolio. The data has not been adjusted to reflect any fees that are payable by the AllianceBernstein Global Growth Fund, which may be higher than the fees imposed on the Historical Portfolio. The performance data also has not been adjusted for taxes, if any, payable by the shareholders of the Historical Portfolio.

As reflected below, the Historical Portfolio has over time performed favorably when compared with the performance of the Morgan Stanley Capital International
(MSCI) World Index. The unmanaged MSCI World Index is a market capitalization-weighted index and it does not reflect fees and expenses; it measures the performance of stock markets in 23 countries.


The investment performance for the periods presented may not be indicative of future rates of return. The methodology used to calculate the Historical Portfolio's performance, as described herein, is different from the methodology established by the Commission. The use of methodology different from that used to calculate performance could result in different performance data.


The following performance data is provided solely to illustrate the past performance of the global growth research team in managing the Historical Portfolio. Investors should not rely on the following performance data of the Historical Portfolio as an indication of future performance of the AllianceBernstein Global Growth Fund.

SCHEDULE OF INVESTMENT PERFORMANCE - HISTORICAL PORTFOLIO*


                                                                    MSCI
                                           Historical Portfolio World Index
                                              Total Return**    Total Return
   --------------------------------------------------------------------------
   Year Ended December 31:
   2008                                           -53.12%          -40.71%
   2007                                            12.21%            9.04%
   2006                                            13.81%           20.07%
   2005                                            15.85%            9.49%
   2004                                            12.89%           14.72%
   2003                                            32.95%           33.11%
   2002                                           -18.69%          -19.89%
   2001                                           -14.44%          -16.82%
   2000                                            -0.13%          -13.18%
   1999                                            44.57%           24.93%
   1998                                            26.15%           24.34%
   1997                                             8.67%           15.76%
   1996                                            14.43%           13.48%
   1995                                            42.85%           20.72%
   1994                                             5.43%            5.08%
   1993                                            19.47%           22.50%
   1992                                             9.34%           -5.23%
   Cumulative total return for the period
    October 25, 1991 (inception of the
    Historical Portfolio) to
    December 31, 2008                             245.60%          131.35%***


* Total return is for the Historical Portfolio's Class AX shares. Total return is a measure of investment performance that is based upon the change in value of an investment from the beginning to the end of a specified period and assumes reinvestment of all dividends and other distributions. The basis of preparation of this data is described in the preceding discussion.

** Net of all fees charged on the Class AX shares.

***Since inception cumulative return for the Index is from October 31, 1991.

The average annual total returns presented below are based upon the cumulative total return as of December 31, 2008 and, for more than one year, assume a steady compounded rate of return and are not year-by-year results, which fluctuated over the periods as shown.

AVERAGE ANNUAL TOTAL RETURNS

                                      Historical Portfolio+ MSCI World Index
   -------------------------------------------------------------------------
   One Year                                  -53.12%             -40.71%
   Three Years                               -15.72%              -8.10%
   Five Years                                 -4.78%              -0.51%
   Ten Years                                   0.45%              -0.64%
   Since October 25, 1991 (inception
    of the Historical Portfolio)               7.48%               5.01%++

+ Historical Portfolio returns are of the Class AX shares and are net of all fees.

++Since inception average annual total return for the Index is from October 31, 1991.

LEGAL PROCEEDINGS
On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Funds, may be paid for each participant fund account in amounts up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Funds, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid by check, or, at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year. Investments made through a 401(k) plan, 457 plan, employer sponsored 403(b) plan, profit sharing and money purchase plan, defined benefit plan or a nonqualified deferred compensation plan are subject to special United States federal income tax rules. Therefore, the federal income tax consequences described below apply only to investments made other than by such plans.

You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction for all or a portion of the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send you tax information stating the amount and type of all its distributions for the year. You are encouraged to consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances, as well as about any possible foreign tax consequences.

Non-U.S. Shareholders
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAI for information on how you will be taxed as a result of holding shares in the Funds.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.

During drastic economic or market developments, you might have difficulty in reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Mutual Fund Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Funds, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Equity securities include (i) common stocks, partnership interests, business trust shares and other equity or ownership interests in business enterprises and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities, or by government-sponsored entities.

MSCI World Index is a free float-adjusted market capitalization index designed to measure developed-market equity performance throughout the world.

MSCI AC World Index is a free float-adjusted market capitalization index that is designed to measure equity-market performance in the developed and emerging markets throughout the world.

Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Companies (the largest 1,000 U.S. companies by capitalization) with higher price-to-book ratios and higher forecasted growth values.

Russell 2000(R) Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2000(R) companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500(R) Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500(R) companies with higher price-to-book ratios and higher forecasted growth values.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). With respect to each Fund except AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Thematic Growth Fund, this information for the four most recently completed fiscal years has been audited by KPMG LLP, independent registered public accounting firm, and this information for the previous fiscal years has been audited by the previous independent registered public accounting firm for the Funds. With respect to AllianceBernstein Small Cap Growth Portfolio and AllianceBernstein Global Thematic Growth Fund, this information for all fiscal years has been audited by Ernst & Young LLP, independent registered public accounting firm. The reports of each independent accounting firm for all Funds, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                                   Income from Investment Operations      Less Dividends and Distributions
                               --------------------------------------     --------------------------------
                                             Net Gains or
                     Net Asset    Net          Losses on                  Dividends
                      Value,   Investment  Investments (both Total from    from Net      Distributions
Fiscal Year or       Beginning   Income      Realized and    Investment   Investment     from Capital
Period               of Period (Loss) (a)     Unrealized)    Operations     Income           Gains
----------------------------------------------------------------------------------------------------------
AllianceBernstein
 Growth Fund
Class A
Year ended 7/31/09    $35.95     $ .03          $(8.25)        $(8.22)      $0.00            $0.00
Year ended 7/31/08     39.45      (.27)          (3.23)         (3.50)       0.00             0.00
Year ended 7/31/07     32.93      (.22)           6.74           6.52        0.00             0.00
Year ended 7/31/06     35.67      (.36)          (2.38)         (2.74)       0.00             0.00
Year ended 7/31/05     29.05      (.32)           6.94           6.62        0.00             0.00

Class R
Year ended 7/31/09    $35.87     $ .04          $(8.24)        $(8.20)      $0.00            $0.00
Year ended 7/31/08     39.40      (.32)          (3.21)         (3.53)       0.00             0.00
Year ended 7/31/07     32.95      (.31)           6.76           6.45        0.00             0.00
Year ended 7/31/06     35.69      (.36)          (2.38)         (2.74)       0.00             0.00
3/1/05+ to 7/31/05     32.88      (.11)           2.92           2.81        0.00             0.00

Class K
Year ended 7/31/09    $36.21     $ .08          $(8.26)        $(8.18)      $0.00            $0.00
Year ended 7/31/08     39.64      (.20)          (3.23)         (3.43)       0.00             0.00
Year ended 7/31/07     33.04      (.14)           6.74           6.60        0.00             0.00
Year ended 7/31/06     35.72      (.23)          (2.45)         (2.68)       0.00             0.00
3/1/05+ to 7/31/05     32.88      (.08)           2.92           2.84        0.00             0.00

Class I
Year ended 7/31/09    $36.61     $ .34          $(8.52)        $(8.18)      $0.00            $0.00
Year ended 7/31/08     39.97      (.08)          (3.28)         (3.36)       0.00             0.00
Year ended 7/31/07     33.18      (.05)           6.84           6.79        0.00             0.00
Year ended 7/31/06     35.76      (.17)          (2.41)         (2.58)       0.00             0.00
3/1/05+ to 7/31/05     32.88      (.05)           2.93           2.88        0.00             0.00

AllianceBernstein
 Large Cap Growth
 Fund
Class A
Year ended 7/31/09    $20.08     $(.04)         $(1.11)        $(1.15)      $0.00            $0.00
Year ended 7/31/08     21.60      (.13)          (1.39)         (1.52)(g)    0.00             0.00
Year ended 7/31/07     18.56      (.12)           3.16           3.04        0.00             0.00
Year ended 7/31/06     19.15      (.19)           (.40)          (.59)       0.00             0.00
Year ended 7/31/05     16.28      (.14)(h)        3.01           2.87        0.00             0.00

Class R
Year ended 7/31/09    $19.99     $(.05)         $(1.10)        $(1.15)      $0.00            $0.00
Year ended 7/31/08     21.50      (.12)          (1.39)         (1.51)(g)    0.00             0.00
Year ended 7/31/07     18.49      (.15)           3.16           3.01        0.00             0.00
Year ended 7/31/06     19.10      (.15)           (.46)          (.61)       0.00             0.00
Year ended 7/31/05     16.25      (.17)(h)        3.02           2.85        0.00             0.00

Class K
Year ended 7/31/09    $20.28     $(.00)(n)      $(1.11)        $(1.11)      $0.00            $0.00
Year ended 7/31/08     21.77      (.08)          (1.41)         (1.49)(g)    0.00             0.00
Year ended 7/31/07     18.65      (.05)           3.17           3.12        0.00             0.00
Year ended 7/31/06     19.19      (.05)           (.49)          (.54)       0.00             0.00
3/1/05+ to 7/31/05     17.63      (.04)           1.60           1.56        0.00             0.00

Class I
Year ended 7/31/09    $20.56     $ .06          $(1.12)        $(1.06)      $0.00            $0.00
Year ended 7/31/08     21.98       .01           (1.43)         (1.42)(g)    0.00             0.00
Year ended 7/31/07     18.70       .01            3.27           3.28        0.00             0.00
Year ended 7/31/06     19.20      (.03)           (.47)          (.50)       0.00             0.00
3/1/05+ to 7/31/05     17.63      (.02)           1.59           1.57        0.00             0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 58 through 59.

   Less Distributions                           Ratios/Supplemental Data
------------------------               ---------------------------------------

                                                        Ratio of     Ratio of Net
 Total Divi-  Net Asset                  Net Assets     Expenses     Income (Loss) Portfolio
  dends and   Value, End   Total        End of Period  to Average     to Average   Turnover
Distributions of Period  Return (b)    (000's omitted) Net Assets     Net Assets     Rate
--------------------------------------------------------------------------------------------
    $0.00       $27.73     (22.87)%(c)   $  494,401       1.57%            .11%       189%
     0.00        35.95      (8.87)(c)       728,505       1.37(d)         (.69)       100
     0.00        39.45      19.80           901,431       1.45(d)         (.60)        50
     0.00        32.93      (7.68)          933,449       1.53(d)(e)      (.98)(e)     58
     0.00        35.67      22.79         1,081,725       1.49           (1.02)        41

    $0.00       $27.67     (22.86)%(c)   $    1,001       1.56%            .16%       189%
     0.00        35.87      (8.96)(c)         1,097       1.48            (.81)       100
     0.00        39.40      19.58             2,126       1.60(d)         (.76)        50
     0.00        32.95      (7.68)               11       1.50(d)(e)      (.94)(e)     58
     0.00        35.69       8.55                32       1.41*           (.89)*       41

    $0.00       $28.03     (22.59)%(c)   $    1,258       1.26%            .29%       189%
     0.00        36.21      (8.65)(c)         1,571       1.16            (.54)       100
     0.00        39.64      19.97               582       1.28(d)         (.38)        50
     0.00        33.04      (7.50)              287       1.30(d)(e)      (.72)(e)     58
     0.00        35.72       8.64                11       1.09*           (.62)*       41

    $0.00       $28.43     (22.34)%(c)   $    2,499        .97%           1.37%       189%
     0.00        36.61      (8.41)(c)            12        .89            (.21)       100
     0.00        39.97      20.47                14        .93(d)         (.12)        50
     0.00        33.18      (7.22)               10       1.02(d)(e)      (.47)(e)     58
     0.00        35.76       8.76                11        .86*           (.39)*       41

    $0.00       $18.93      (5.73)%(c)   $  986,194       1.53%           (.25)%      108%
     0.00        20.08      (7.04)(c)     1,041,846       1.48(d)         (.59)        90
     0.00        21.60      16.38         1,105,419       1.45(d)         (.57)        87
     0.00        18.56      (3.08)        1,107,602       1.54(e)         (.92)(e)     68
     0.00        19.15      17.63         1,348,678       1.50(i)         (.82)(h)     56

    $0.00       $18.84      (5.75)%(c)   $    1,804       1.58%           (.30)%      108%
     0.00        19.99      (7.02)(c)         1,336       1.43            (.55)        90
     0.00        21.50      16.28             1,498       1.57(d)         (.70)        87
     0.00        18.49      (3.19)            1,492       1.55(e)         (.75)(e)     68
     0.00        19.10      17.54               107       1.59(i)         (.90)(h)     56

    $0.00       $19.17      (5.47)%(c)   $   38,480       1.27%            .02%       108%
     0.00        20.28      (6.84)(c)        28,191       1.24            (.36)        90
     0.00        21.77      16.73            19,494       1.08(d)         (.25)        87
     0.00        18.65      (2.82)            1,586       1.09(e)         (.27)(e)     68
     0.00        19.19       8.85                11       1.03*           (.48)*       56

    $0.00       $19.50      (5.16)%(c)   $   36,582        .92%            .37%       108%
     0.00        20.56      (6.46)(c)        39,318        .85             .04         90
     0.00        21.98      17.54            84,178        .85(d)          .06         87
     0.00        18.70      (2.61)           10,837        .92(e)         (.18)(e)     68
     0.00        19.20       8.90                11        .83*           (.27)*       56
--------------------------------------------------------------------------------------------

                                   Income from Investment Operations      Less Dividends and Distributions
                               --------------------------------------     -------------------------------
                                             Net Gains or
                     Net Asset    Net          Losses on                  Dividends
                      Value,   Investment  Investments (both Total from    from Net      Distributions
Fiscal Year or       Beginning   Income      Realized and    Investment   Investment     from Capital
Period               of Period (Loss) (a)     Unrealized)    Operations     Income           Gains
----------------------------------------------------------------------------------------------------------
AllianceBernstein
 Small/Mid Cap
 Growth Fund
Class A
Year ended 7/31/09    $ 4.79     $(.03)         $(1.04)        $(1.07)(g)   $0.00            $0.00
Year ended 7/31/08      6.22      (.05)           (.52)          (.57)(g)    0.00             (.86)
Year ended 7/31/07      5.60      (.05)           1.25           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.04)           (.22)          (.26)       0.00             (.59)
Year ended 7/31/05      5.38      (.05)           1.12           1.07        0.00             0.00

Class R
Year ended 7/31/09    $ 4.74     $(.04)         $(1.03)        $(1.07)(g)   $0.00            $0.00
Year ended 7/31/08      6.18      (.07)           (.51)          (.58)(g)    0.00             (.86)
Year ended 7/31/07      5.58      (.08)           1.26           1.18        0.00             (.58)
Year ended 7/31/06      6.45      (.06)           (.22)          (.28)       0.00             (.59)
3/1/05+ to 7/31/05      6.05      (.02)            .42            .40        0.00             0.00

Class K
Year ended 7/31/09    $ 4.79     $(.03)         $(1.04)        $(1.07)(g)   $0.00            $0.00
Year ended 7/31/08      6.22      (.04)           (.53)          (.57)(g)    0.00             (.86)
Year ended 7/31/07      5.60      (.06)           1.26           1.20        0.00             (.58)
Year ended 7/31/06      6.45      (.05)           (.21)          (.26)       0.00             (.59)
3/1/05+ to 7/31/05      6.05      (.01)            .41            .40        0.00             0.00

Class I
Year ended 7/31/09    $ 4.86     $(.02)         $(1.06)        $(1.08)(g)   $0.00            $0.00
Year ended 7/31/08      6.28      (.03)           (.53)          (.56)(g)    0.00             (.86)
Year ended 7/31/07      5.63      (.03)           1.26           1.23        0.00             (.58)
Year ended 7/31/06      6.46      (.02)           (.22)          (.24)       0.00             (.59)
3/1/05+ to 7/31/05      6.05      (.01)            .42            .41        0.00             0.00

AllianceBernstein
 Small Cap Growth
 Portfolio
Class A
Year ended 7/31/09    $26.69     $(.24)         $(5.37)        $(5.61)      $0.00            $0.00
Year ended 7/31/08     29.55      (.31)          (2.55)         (2.86)(g)    0.00             0.00
Year ended 7/31/07     24.06      (.32)           5.81           5.49        0.00             0.00
Year ended 7/31/06     23.85      (.34)            .55            .21        0.00             0.00
Year ended 7/31/05     19.70      (.30)(h)        4.45           4.15        0.00             0.00

Class R
Year ended 7/31/09    $26.66     $(.25)         $(5.37)        $(5.62)      $0.00            $0.00
Year ended 7/31/08     29.52      (.33)          (2.53)         (2.86)(g)    0.00             0.00
Year ended 7/31/07     24.06      (.35)           5.81           5.46        0.00             0.00
Year ended 7/31/06     23.86      (.16)            .36            .20        0.00             0.00
3/01/05+ to 7/31/05    22.88      (.12)           1.10            .98        0.00             0.00

Class K
Year ended 7/31/09    $26.88     $(.21)         $(5.40)        $(5.61)      $0.00            $0.00
Year ended 7/31/08     29.70      (.26)          (2.56)         (2.82)(g)    0.00             0.00
Year ended 7/31/07     24.15      (.23)           5.78           5.55        0.00             0.00
Year ended 7/31/06     23.89      (.24)            .50            .26        0.00             0.00
3/01/05+ to 7/31/05    22.88      (.10)           1.11           1.01        0.00             0.00

Class I
Year ended 7/31/09    $27.24     $(.15)         $(5.46)        $(5.61)      $0.00            $0.00
Year ended 7/31/08     29.98      (.15)          (2.59)         (2.74)(g)    0.00             0.00
Year ended 7/31/07     24.28      (.15)           5.85           5.70        0.00             0.00
Year ended 7/31/06     23.91      (.18)            .55            .37        0.00             0.00
3/01/05+ to 7/31/05    22.88      (.06)           1.09           1.03        0.00             0.00
----------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 58 through 59.

   Less Distributions                           Ratios/Supplemental Data
------------------------               ---------------------------------------

                                                        Ratio of     Ratio of Net
 Total Divi-  Net Asset                  Net Assets     Expenses     Income (Loss) Portfolio
  dends and   Value, End   Total        End of Period  to Average     to Average   Turnover
Distributions of Period  Return (b)    (000's omitted) Net Assets     Net Assets     Rate
--------------------------------------------------------------------------------------------
    $0.00       $ 3.72     (22.34)%(c)    $320,585        1.38%           (.93)%      176%
     (.86)        4.79     (11.75)(c)      465,189        1.23            (.95)       129
     (.58)        6.22      21.76          614,019        1.20(d)         (.89)        98
     (.59)        5.60      (5.32)         593,870        1.23(e)         (.64)(e)    135
     0.00         6.45      19.89          653,612        1.25            (.88)        88

    $0.00       $ 3.67     (22.57)%(c)    $  1,960        1.63%          (1.18)%      176%
     (.86)        4.74     (11.99)(c)        2,900        1.46           (1.19)       129
     (.58)        6.18      21.48            3,008        1.51(d)        (1.22)        98
     (.59)        5.58      (5.64)           1,974        1.54(e)        (1.08)(e)    135
     0.00         6.45       6.61               11        1.42*           (.86)*       88

    $0.00       $ 3.72     (22.34)%(c)    $    919        1.30%           (.81)%      176%
     (.86)        4.79     (11.73)(c)          499        1.17            (.73)       129
     (.58)        6.22      21.78              584        1.26(d)         (.96)        98
     (.59)        5.60      (5.32)             298        1.25(e)         (.86)(e)    135
     0.00         6.45       6.61               11        1.14*           (.58)*       88

    $0.00       $ 3.78     (22.22)%(c)    $  6,035         .93%           (.49)%      176%
     (.86)        4.86     (11.44)(c)       11,013         .84            (.57)       129
     (.58)        6.28      22.23           11,307         .84(d)         (.54)        98
     (.59)        5.63      (4.97)           9,372         .87(e)         (.25)(e)    135
     0.00         6.46       6.78               11         .92*           (.35)*       88

    $0.00       $21.08     (21.02)%(c)    $146,038        1.62%          (1.28)%      108%
     0.00        26.69      (9.68)(c)      205,802        1.58(d)        (1.07)       100
     0.00        29.55      22.82          241,424        1.56(d)        (1.17)        72
     0.00        24.06        .88          217,106        1.68(d)(e)     (1.35)(e)     79
     0.00        23.85      21.07          207,873        1.60(i)        (1.37)(h)     82

    $0.00       $21.04     (21.08)%(c)    $  2,957        1.70%          (1.35)%      108%
     0.00        26.66      (9.69)(c)        2,197        1.64           (1.19)       100
     0.00        29.52      22.69            1,085        1.64(d)        (1.24)        72
     0.00        24.06        .84              428        1.80(d)(e)     (1.28)(e)     79
     0.00        23.86       4.28               11        1.56*          (1.37)*       82

    $0.00       $21.27     (20.87)%(c)    $  5,323        1.44%          (1.10)%      108%
     0.00        26.88      (9.50)(c)        3,199        1.40            (.93)       100
     0.00        29.70      22.98            1,365        1.31(d)         (.88)        72
     0.00        24.15       1.09              479        1.39(d)(e)      (.97)(e)     79
     0.00        23.89       4.41               11        1.29*          (1.09)*       82

    $0.00       $21.63     (20.59)%(c)    $159,368        1.12%           (.78)%      108%
     0.00        27.24      (9.14)(c)       79,587        1.01            (.50)       100
     0.00        29.98      23.48           42,441         .95(d)         (.56)        72
     0.00        24.28       1.55           24,644        1.03(d)(e)      (.71)(e)     79
     0.00        23.91       4.50           19,981        1.36*          (1.16)*       82
--------------------------------------------------------------------------------------------

                                    Income from Investment Operations       Less Dividends and Distributions
                               ----------------------------------------     -------------------------------
                                               Net Gains or
                     Net Asset    Net            Losses on                  Dividends
                      Value,   Investment    Investments (both Total from    from Net      Distributions
Fiscal Year or       Beginning   Income        Realized and    Investment   Investment     from Capital
Period               of Period (Loss) (a)       Unrealized)    Operations     Income           Gains
------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Thematic
 Growth Fund
Class A
Year ended 7/31/09    $64.34     $(.11)           $(5.64)        $(5.73)(k)   $0.00           $ 0.00
Year ended 7/31/08     70.75      (.31)            (6.10)         (6.41)(g)    0.00             0.00
Year ended 7/31/07     54.64      (.45)            16.56          16.11        0.00             0.00
Year ended 7/31/06     56.56      (.56)            (1.36)         (1.92)       0.00             0.00
Year ended 7/31/05     49.14      (.34)(h)          7.76           7.42        0.00             0.00

Class R
Year ended 7/31/09    $64.10     $(.04)           $(5.62)        $(5.64)(k)   $0.00           $ 0.00
Year ended 7/31/08     70.52      (.34)            (6.09)         (6.42)(k)    0.00             0.00
Year ended 7/31/07     54.54      (.54)            16.52          15.98        0.00             0.00
Year ended 7/31/06     56.44      (.42)            (1.48)         (1.90)       0.00             0.00
Year ended 7/31/05     49.08      (.38)(h)          7.74           7.36        0.00             0.00

Class K
Year ended 7/31/09    $65.02     $ .11            $(5.66)        $(5.53)(k)   $0.00           $ 0.00
Year ended 7/31/08     71.33      (.16)            (6.15)         (6.31)(g)    0.00             0.00
Year ended 7/31/07     54.95      (.13)            16.51          16.38        0.00             0.00
Year ended 7/31/06     56.70      (.36)            (1.39)         (1.75)       0.00             0.00
3/01/05+ to 7/31/05    54.19      (.03)             2.54           2.51        0.00             0.00

Class I
Year ended 7/31/09    $65.67     $ .34            $(5.73)        $(5.36)(k)   $0.00           $ 0.00
Year ended 7/31/08     71.77       .13             (6.24)         (6.10)(k)    0.00             0.00
Year ended 7/31/07     55.18      (.18)            16.77          16.59        0.00             0.00
Year ended 7/31/06     56.76       .00(n)          (1.58)(l)      (1.58)       0.00             0.00
3/01/05+ to 7/31/05    54.19       .02              2.55           2.57        0.00             0.00

AllianceBernstein
 Global Growth Fund
Class A
Year ended 6/30/09    $15.22     $ .02(h)         $(6.43)        $(6.41)      $0.00           $ (.23)
Year ended 6/30/08     18.71       .00(h)(j)       (1.76)         (1.76)       (.03)           (1.70)
Year ended 6/30/07     16.73       .03(h)           2.94           2.97        0.00             (.99)
Year ended 6/30/06     14.47       .03(h)           2.73           2.76(g)     0.00             (.50)
Year ended 6/30/05     13.23      (.02)(h)          1.35           1.33         .00(j)          (.09)

Class R
Year ended 6/30/09    $15.12     $ .05(h)         $(6.41)        $(6.36)      $0.00           $ (.23)
Year ended 6/30/08     18.60      (.03)(h)         (1.75)         (1.78)        .00(j)         (1.70)
Year ended 6/30/07     16.68      0.00(h)           2.91           2.91        0.00             (.99)
Year ended 6/30/06     14.44      (.01)(h)          2.75           2.74(g)     0.00             (.50)
9/1/04+ to 6/30/05     12.72      (.04)(h)          1.85           1.81        0.00             0.09

Class K
Year ended 6/30/09    $15.24     $ .08(h)         $(6.48)        $(6.40)      $0.00           $ (.23)
Year ended 6/30/08     18.74       .02(h)          (1.78)         (1.76)       (.04)           (1.70)
Year ended 6/30/07     16.74       .12(h)           2.87           2.99        0.00             (.99)
Year ended 6/30/06     14.47       .03(h)           2.74           2.77        0.00             (.50)
3/1/05+ to 6/30/05     14.52       .03(h)           (.08)          (.05)       0.00             0.00

Class I
Year ended 6/30/09    $15.32     $ .10(h)         $(6.51)        $(6.41)      $0.00           $ (.23)
Year ended 6/30/08     18.81      (.01)(h)         (1.69)         (1.70)       (.09)           (1.70)
Year ended 6/30/07     16.80       .08(h)           2.96           3.04        (.04)            (.99)
Year ended 6/30/06     14.48       .07(h)           2.75           2.82        0.00             (.50)
3/1/05+ to 6/30/05     14.52       .04(h)           (.08)          (.04)       0.00             0.00
------------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 58 through 59.

   Less Distributions                             Ratios/Supplemental Data
------------------------               --------------------------------------

                                                        Ratio of     Ratio of Net
 Total Divi-  Net Asset                  Net Assets,    Expenses     Income (Loss)     Portfolio
  dends and   Value, End   Total        End of Period  to Average     to Average       Turnover
Distributions of Period  Return (b)    (000's omitted) Net Assets     Net Assets         Rate
------------------------------------------------------------------------------------------------
   $ 0.00       $58.61      (8.91)%(c)   $  834,209       1.70%          (.23)%           201%
     0.00        64.34      (9.06)(c)       938,400       1.46(d)        (.43)            118
     0.00        70.75      29.49           998,217       1.45(d)        (.69)            111
     0.00        54.64      (3.40)          880,239       1.67(d)(e)     (.95)(e)         106
     0.00        56.56      15.10         1,067,072       1.66(i)        (.65)(h)          80

   $ 0.00       $58.46      (8.80)%(c)   $    5,192       1.61%          (.09)%           201%
     0.00        64.10      (9.11)(c)         3,904       1.48           (.47)            118
     0.00        70.52      29.30             1,244       1.60(d)        (.84)            111
     0.00        54.54      (3.37)              481       1.59(d)(e)     (.73)(e)         106
     0.00        56.44      15.00                74       1.71(i)        (.70)(h)          80

   $ 0.00       $59.49      (8.50)%(c)   $    4,352       1.31%           .23%            201%
     0.00        65.02      (8.85)(c)         2,440       1.22           (.23)            118
     0.00        71.33      29.81               983       1.22(d)        (.23)            111
     0.00        54.95      (3.09)               10       1.37(d)(e)     (.61)(e)         106
     0.00        56.70       4.63                11       1.05*          (.15)*            80

   $ 0.00       $60.31      (8.16)%(c)   $    2,977       1.01%           .71%            201%
     0.00        65.67      (8.50)(c)           145        .80            .17             118
     0.00        71.77      30.07                13        .98(d)        (.27)            111
     0.00        55.18      (2.78)              282        .94(d)(e)     (.01)(e)         106
     0.00        56.76       4.75                10        .81*           .10*             80

   $ (.23)      $ 8.58     (42.06)%      $    3,824       1.50%(i)        .16%(h)         117%
    (1.73)       15.22     (10.79)           54,084       1.49(i)         .00(h)(m)        97
     (.99)       18.71      18.37            58,325       1.50(i)         .14(h)           80
     (.50)       16.73      19.25            50,432       1.50(e)(i)      .18(e)(h)        79
     (.09)       14.47      10.06            33,944       1.50(i)        (.15)(e)          66

   $ (.23)      $ 8.53     (42.01)%      $       10       1.70%(i)        .51%(h)         117%
    (1.70)       15.12     (10.94)               13       1.68(i)        (.17)(h)          97
     (.99)       18.60      18.06                12       1.70(i)         .00(h)(j)(m)     80
     (.50)       16.68      19.14                 7       1.70(e)(i)     (.04)(e)(h)       79
     (.09)       14.44      14.22                 6       1.70*(i)       (.31)*(h)         66

   $ (.23)      $ 8.61     (41.93)%      $      606       1.45%(i)        .83%(h)         117%
    (1.74)       15.24     (10.77)              279       1.45(i)         .15(h)           97
     (.99)       18.74      18.49                83       1.45(i)         .70(h)           80
     (.50)       16.74      19.32                12       1.45(e)(i)      .20(e)(h)        79
     0.00        14.47       (.34)               10       1.45*(i)        .54*(h)          66

   $ (.23)      $ 8.68     (41.78)%      $        6       1.20%(i)       1.02%(h)         117%
    (1.79)       15.32     (10.44)              725       1.20(i)        (.13)(h)          97
    (1.03)       18.81      18.74                13       1.20(i)         .44(h)           80
     (.50)       16.80      19.65                11       1.20(e)(i)      .45(e)(h)        79
     0.00        14.48       (.28)               10       1.20*(i)        .79*(h)          66
------------------------------------------------------------------------------------------------

                                   Income from Investment Operations     Less Dividends and Distributions
                               -------------------------------------     -------------------------------
                                            Net Gains or
                     Net Asset    Net         Losses on                  Dividends
                      Value,   Investment Investments (both Total from    from Net      Distributions
Fiscal Year or       Beginning   Income     Realized and    Investment   Investment     from Capital
Period               of Period (Loss) (a)    Unrealized)    Operations     Income           Gains
---------------------------------------------------------------------------------------------------------
AllianceBernstein
 International
 Growth Fund
Class A
Year ended 6/30/09    $19.18      $.19         $(7.59)        $(7.40)      $ (.28)         $ (.02)
Year ended 6/30/08     20.85       .27           (.53)          (.26)(g)     (.17)          (1.24)
Year ended 6/30/07     16.93       .23           4.56           4.79(g)      (.15)           (.72)
Year ended 6/30/06     13.72       .20           3.22           3.42         (.09)           (.12)
Year ended 6/30/05     11.15       .15(h)        2.46           2.61        (0.04)           0.00

Class R
Year ended 6/30/09    $19.06      $.17         $(7.57)        $(7.40)      $ (.25)         $ (.02)
Year ended 6/30/08     20.75       .25           (.55)          (.30)(g)     (.15)          (1.24)
Year ended 6/30/07     16.90       .20           4.52           4.72(g)      (.15)           (.72)
Year ended 6/30/06     13.72       .29           3.09           3.38         (.08)           (.12)
3/1/05+ to 6/30/05     14.08       .12           (.48)          (.36)        0.00            0.00

Class K
Year ended 6/30/09    $19.14      $.20         $(7.59)        $(7.39)      $ (.28)         $ (.02)
Year ended 6/30/08     20.82       .29           (.54)          (.25)(g)     (.19)          (1.24)
Year ended 6/30/07     16.95       .31           4.47           4.78(g)      (.19)           (.72)
Year ended 6/30/06     13.73       .34           3.09           3.43         (.09)           (.12)
3/1/05+ to 6/30/05     14.08       .13           (.48)          (.35)        0.00            0.00

Class I
Year ended 6/30/09    $19.27      $.27         $(7.64)        $(7.37)      $ (.33)         $ (.02)
Year ended 6/30/08     20.92       .35           (.52)          (.17)(g)     (.24)          (1.24)
Year ended 6/30/07     16.98       .32           4.54           4.86(g)      (.20)           (.72)
Year ended 6/30/06     13.74       .48           3.01           3.49         (.13)           (.12)
3/1/05+ to 6/30/05     14.08       .14           (.48)          (.34)        0.00            0.00
---------------------------------------------------------------------------------------------------------



Please refer to the footnotes on pages 58 through 59.

   Less Distributions                       Ratios/Supplemental Data
------------------------            -------------------------------------

                                                     Ratio of  Ratio of Net
 Total Divi-  Net Asset               Net Assets,    Expenses  Income (Loss) Portfolio
  dends and   Value, End   Total     End of Period  to Average  to Average   Turnover
Distributions of Period  Return (b) (000's omitted) Net Assets  Net Assets     Rate
--------------------------          --------------------------------------------------
   $ (.30)      $11.48     (39.15)%   $1,106,113       1.34%       1.58%        103%
    (1.41)       19.18      (1.80)     2,128,533       1.23        1.35          90
     (.87)       20.85      29.16      1,630,491       1.27        1.21          68
     (.21)       16.93      25.11        952,036       1.43(e)     1.26(e)       59
     (.04)       13.72      23.44        310,073       1.57(i)     1.17(h)       47

   $ (.27)      $11.39     (39.33)%   $   41,265       1.56%       1.44%        103%
    (1.39)       19.06      (2.03)        64,985       1.49        1.24          90
     (.87)       20.75      28.80         29,638       1.56        1.02          68
     (.20)       16.90      24.83          6,969       1.67(e)     1.76(e)       59
     0.00        13.72      (2.56)            10       1.58*       2.59*         47

   $ (.30)      $11.45     (39.19)%   $   11,486       1.28%       1.79%        103%
    (1.43)       19.14      (1.78)        15,104       1.26        1.45          90
     (.91)       20.82      29.13          8,169       1.26        1.60          68
     (.21)       16.95      25.18            760       1.41(e)     2.05(e)       59
     0.00        13.73      (2.49)            10       1.32*       2.85*         47

   $ (.35)      $11.55     (38.90)%   $   25,659        .86%       2.37%        103%
    (1.48)       19.27      (1.39)        27,460        .84        1.70          90
     (.92)       20.92      29.59         19,421        .90        1.70          68
     (.25)       16.98      25.61          2,497       1.09(e)     2.81(e)       59
     0.00        13.74      (2.41)            10       1.04*       3.13*         47
--------------------------------------------------------------------------------------

+ Commencement of distributions.

* Annualized.

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at the NAV at the beginning of the period, reinvestment of all dividends and distributions at the NAV during the period, and a redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.


(c)Includes the impact of proceeds received and credited to the Funds resulting from class action settlements, which, for the year ended July 31, 2009 and July 31, 2008, enhanced AllianceBernstein Growth Fund's performance by 0.55% and 0.03%, AllianceBernstein Large Cap Growth Fund's performance by 16.15% and 0.53%, AllianceBernstein Small/Mid Cap Growth Fund's performance by 0.06% and 0.07%, AllianceBernstein Small Cap Growth Portfolio's performance by 0.13% and 0.04% and AllianceBernstein Global Thematic Growth Fund's performance by 0.24% and 0.32%


(d)Amounts do not reflect the impact of expense offset arrangements with the Transfer Agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, assuming the assumption and/or waiver/reimbursement of expenses described in (i) below, would have been as follows:


                                                    2006  2007  2008  2009
--------------------------------------------------------------------------
AllianceBernstein Growth Fund
Class A                                             1.52% 1.42% 1.36%  --
Class R                                             1.49% 1.57%    --  --
Class K                                             1.29% 1.25%    --  --
Class I                                             1.01% 0.90%    --  --
AllianceBernstein Large Cap Growth Fund
Class A                                                -- 1.43% 1.47%  --
Class R                                                -- 1.55%    --  --
Class K                                                -- 1.06%    --  --
Class I                                                -- 0.83%    --  --
AllianceBernstein Small/Mid Cap Growth Fund
Class A                                                -- 1.19%    --  --
Class R                                                -- 1.50%    --  --
Class K                                                -- 1.25%    --  --
Class I                                                -- 0.83%    --  --
AllianceBernstein Small Cap Growth Portfolio
Class A                                             1.66% 1.53% 1.57%  --
Class R                                             1.78% 1.60%    --  --
Class K                                             1.38% 1.28%    --  --
Class I                                             1.02% 0.92%    --  --
AllianceBernstein Global Thematic Growth Portfolio
Class A                                             1.66% 1.43% 1.45%  --
Class R                                             1.58% 1.58%    --  --
Class K                                             1.36% 1.20%    --  --
Class I                                             0.93% 0.96%    --  --


(e)The ratio includes expenses attributable to costs of proxy solicitation.

(f)Net of expenses waived/reimbursed by the Adviser and the Transfer Agent.


(g)Amount includes contribution from the Adviser of less than $0.005.


(h)Net of expenses waived and reimbursed by the Adviser.

(i)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses in their most recent five fiscal years, their expense ratios without giving effect to the expense offset arrangement described in
   (d) above, would have been as follows:


                                                2005  2006  2007  2008  2009
-----------------------------------------------------------------------------
AllianceBernstein Large Cap Growth Fund
Class A                                        1.53%     --    --    --    --
Class R                                        1.62%     --    --    --    --
Class K                                        1.03%*    --    --    --    --
Class I                                         .83%*    --    --    --    --
AllianceBernstein Small Cap Growth Portfolio
Class A                                        1.63%     --    --    --    --
Class R                                           --     --    --    --    --
Class K                                           --     --    --    --    --
Class I                                           --     --    --    --    --
AllianceBernstein Global Thematic Growth Fund
Class A                                        1.68%     --    --    --    --
Class R                                        1.74%     --    --    --    --
Class K                                           --     --    --    --    --
Class I                                           --     --    --    --    --
AllianceBernstein Global Growth Fund
Class A                                        2.51%  1.93% 1.61% 1.52% 1.75%
Class R                                        2.76%* 2.41% 1.82% 1.71% 2.24%
Class K                                        3.10%* 2.09% 1.59% 1.57% 2.03%
Class I                                        2.85%* 1.76% 1.26% 1.83% 1.84%
AllianceBernstein International Growth Fund
Class A                                        1.61%     --    --    --    --
Class R                                           --     --    --    --    --
Class K                                           --     --    --    --    --
Class I                                           --     --    --    --    --

--------

   *Annualized.

(j)Amount is less than $0.01.


(k)For the year ended July 31, 2009, includes contribution from Adviser of $.02 Class A, $.02 Class R, $.02 Class K, $.03 Class I. For the year ended
   July 31, 2008, includes contribution from the Adviser of $.01 Class R and $.01 Class I.

(l)Due to timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund's change in net realized and unrealized gain (loss) on investment transactions for the period.

(m)Amount is less than 0.005%.

(n)Amount is less than $0.005.

APPENDIX A
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York State Attorney General requires the Funds to include the following supplemental hypothetical investment information, which provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees and Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.

AllianceBernstein Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  164.85    $10,335.15
   2             10,335.15      516.76    10,851.91     170.37     10,681.54
   3             10,681.54      534.08    11,215.62     176.09     11,039.53
   4             11,039.53      551.98    11,591.51     181.99     11,409.52
   5             11,409.52      570.48    11,980.00     188.09     11,791.91
   6             11,791.91      589.60    12,381.51     194.39     12,187.12
   7             12,187.12      609.36    12,796.48     200.90     12,595.58
   8             12,595.58      629.78    13,225.36     207.64     13,017.72
   9             13,017.72      650.89    13,668.61     214.60     13,454.01
   10            13,454.01      672.70    14,126.71     221.79     13,904.92
   --------------------------------------------------------------------------
   Cumulative                $5,825.63               $1,920.71


AllianceBernstein Large Cap Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  160.65    $10,339.35
   2             10,339.35      516.97    10,856.32     166.10     10,690.22
   3             10,690.22      534.51    11,224.73     171.74     11,052.99
   4             11,052.99      552.65    11,605.64     177.57     11,428.07
   5             11,428.07      571.40    11,999.47     183.59     11,815.88
   6             11,815.88      590.79    12,406.67     189.82     12,216.85
   7             12,216.85      610.84    12,827.69     196.26     12,631.43
   8             12,631.43      631.57    13,263.00     202.92     13,060.08
   9             13,060.08      653.00    13,713.08     209.81     13,503.27
   10            13,503.27      675.16    14,178.43     216.93     13,961.50
   --------------------------------------------------------------------------
   Cumulative                $5,836.89               $1,875.39


AllianceBernstein Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  144.90    $10,355.10
   2             10,355.10      517.76    10,872.86     150.05     10,722.81
   3             10,722.81      536.14    11,258.95     155.37     11,103.58
   4             11,103.58      555.18    11,658.76     160.89     11,497.87
   5             11,497.87      574.89    12,072.76     166.60     11,906.16
   6             11,906.16      595.31    12,501.47     172.52     12,328.95
   7             12,328.95      616.45    12,945.40     178.65     12,766.75
   8             12,766.75      638.34    13,405.09     184.99     13,220.10
   9             13,220.10      661.01    13,881.11     191.56     13,689.55
   10            13,689.55      684.48    14,374.03     198.36     14,175.67
   --------------------------------------------------------------------------
   Cumulative                $5,879.56               $1,703.89

AllianceBernstein Small Cap Growth Portfolio
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  172.20    $10,327.80
   2             10,327.80      516.39    10,844.19     177.84     10,666.35
   3             10,666.35      533.32    11,199.67     183.67     11,016.00
   4             11,016.00      550.80    11,566.80     189.70     11,377.10
   5             11,377.10      568.86    11,945.96     195.91     11,750.05
   6             11,750.05      587.50    12,337.55     202.34     12,135.21
   7             12,135.21      606.78    12,741.97     208.97     12,533.00
   8             12,533.00      626.65    13,159.65     215.82     12,943.83
   9             12,943.83      647.19    13,591.02     222.89     13,368.13
   10            13,368.13      668.41    14,036.54     230.20     13,806.34
   --------------------------------------------------------------------------
   Cumulative                $5,805.88               $1,999.54


AllianceBernstein Global Thematic Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  178.50    $10,321.50
   2             10,321.50      516.08    10,837.58     184.24     10,653.34
   3             10,653.34      532.67    11,186.01     190.16     10,995.85
   4             10,995.85      549.79    11,545.64     196.28     11,349.36
   5             11,349.36      567.47    11,916.83     202.59     11,714.24
   6             11,714.24      585.71    12,299.95     209.10     12,090.85
   7             12,090.85      604.54    12,695.39     215.82     12,479.57
   8             12,479.57      623.98    13,103.55     222.76     12,880.79
   9             12,880.79      644.04    13,524.83     229.92     13,294.91
   10            13,294.91      664.75    13,959.66     237.31     13,722.35
   --------------------------------------------------------------------------
   Cumulative                $5,789.03               $2,066.68


AllianceBernstein Global Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns    Expenses*    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  157.50    $10,342.50
   2             10,342.50      517.13    10,859.63     190.04     10,669.59
   3             10,669.59      533.48    11,203.07     196.05     11,007.02
   4             11,007.02      550.35    11,557.37     202.25     11,355.12
   5             11,355.12      567.76    11,922.88     208.65     11,714.23
   6             11,714.23      585.71    12,299.94     215.25     12,084.69
   7             12,084.69      604.23    12,688.92     222.06     12,466.86
   8             12,466.86      623.34    13,090.20     229.08     12,861.12
   9             12,861.12      643.06    13,504.18     236.32     13,267.86
   10            13,267.86      663.39    13,931.25     243.80     13,687.45
   --------------------------------------------------------------------------
   Cumulative                $5,788.45               $2,101.00


AllianceBernstein International Growth Fund
--------------------------------------------------------------------------------


                            Hypothetical Investment              Hypothetical
               Hypothetical Performance    After    Hypothetical    Ending
   Year         Investment    Earnings    Returns     Expenses    Investment
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  140.70    $10,359.30
   2             10,359.30      517.97    10,877.27     145.76     10,731.51
   3             10,731.51      536.58    11,268.09     150.99     11,117.10
   4             11,117.10      555.86    11,672.96     156.42     11,516.54
   5             11,516.54      575.83    12,092.37     162.04     11,930.33
   6             11,930.33      596.52    12,526.85     167.86     12,358.99
   7             12,358.99      617.95    12,976.94     173.89     12,803.05
   8             12,803.05      640.15    13,443.20     180.14     13,263.06
   9             13,263.06      663.15    13,926.21     186.61     13,739.60
   10            13,739.60      686.98    14,426.58     193.32     14,233.26
   --------------------------------------------------------------------------
   Cumulative                $5,890.99               $1,657.73


* Expenses are net of any fee waiver or expense waiver in the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver in the Fee Table.

For more information about the Funds, the following documents are available upon request:


..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.


..  STATEMENT OF ADDITIONAL INFORMATION (SAI)

The Funds have an SAI, which contains more detailed information about the Funds, including their operations and investment policies. The Funds' SAI and the independent registered public accounting firm's report and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:

By Mail:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

By Phone:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.


..  Reports and other information about the Funds are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington DC 20549-1520

On the Internet:  www.sec.gov

You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

          Fund                                           SEC File No.
          -----------------------------------------------------------
          AllianceBernstein Growth Fund                   811-05088
          AllianceBernstein Large Cap Growth Fund         811-06730
          AllianceBernstein Small/Mid Cap Growth Fund     811-00204
          AllianceBernstein Small Cap Growth Portfolio    811-01716
          AllianceBernstein Global Thematic Growth Fund   811-03131
          AllianceBernstein Global Growth Fund            811-21064
          AllianceBernstein International Growth Fund     811-08426

                                                             PRO-RTMT-0101-1109

                                    [GRAPHIC]

                                              THE ALLIANCEBERNSTEIN GROWTH FUNDS
[LOGO]                                             AllianceBernstein Growth Fund
                                         AllianceBernstein Large Cap Growth Fund
                                     AllianceBernstein Small/Mid Cap Growth Fund
                                    AllianceBernstein Small Cap Growth Portfolio
                                   AllianceBernstein Global Thematic Growth Fund
                                            AllianceBernstein Global Growth Fund
                                     AllianceBernstein International Growth Fund
                                        AllianceBernstein Greater China '97 Fund

--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                November 2, 2009

--------------------------------------------------------------------------------

          This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated November 2, 2009 that offers Class A, Class B, Class C and Advisor Class shares for the AllianceBernstein(R) Growth Fund ("Growth Fund") of The AllianceBernstein Portfolios, the AllianceBernstein Large Cap Growth Fund ("Large Cap Growth"), the AllianceBernstein Small/Mid Cap Growth Fund ("Small/Mid Cap Growth"), the AllianceBernstein Small Cap Growth Portfolio ("Small Cap Growth") of AllianceBernstein Cap Fund, Inc., the AllianceBernstein Global Thematic Growth Fund ("Global Thematic Growth"), the AllianceBernstein Global Growth Fund ("Global Growth"), the AllianceBernstein International Growth Fund ("International Growth"), and the AllianceBernstein Greater China '97 Fund ("Greater China") and the current prospectus dated November 2, 2009 that offers Class A, Class R, Class K and Class I shares of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth and International Growth (each a "Prospectus" and together, the "Prospectuses"). Each of the funds listed above is hereinafter referred to as the Fund, and collectively the Funds. Financial statements for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China for the year ended July 31, 2009 and financial statements for Global Growth and International Growth for the year ended June 30, 2009, are included in each Fund's annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectuses and each Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                -----------------
                                                                            Page
                                                                            ----

Information About the Funds and Their Investments..............................1
Management of the Funds.......................................................29
Expenses of the Funds.........................................................77
Purchase of Shares............................................................94
Redemption and Repurchase of Shares..........................................118
Shareholder Services.........................................................121
Net Asset Value..............................................................123
Dividends, Distributions and Taxes...........................................126
Fund Transactions............................................................133
General Information..........................................................139
Financial Statements and Report of Independent
   Registered Public Accounting Firm.........................................171
Appendix A:  Additional Information About China, Hong Kong and Taiwan........A-1
Appendix B:  Debt Securities Ratings.........................................B-1
Appendix C:  Statement of Policies and Procedures for Proxy Voting...........C-1

----------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS

--------------------------------------------------------------------------------

Introduction to the Funds
-------------------------

          Except as otherwise noted, the Funds' investment objective and policies described below are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Board of Directors or Board of Trustees of each Fund (each a "Board" and together, the "Boards") without shareholder approval. However, no Fund will change its investment objective without at least 60 days' prior written notice to shareholders. Greater China's investment objective is fundamental and may not be changed without shareholder approval. There is no guarantee that a Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of a Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of a Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Additional Investment Policies and Practices
--------------------------------------------

          The following information about the Funds' investment policies and practices supplements the information set forth in the Prospectuses.

Asset-Backed Securities
-----------------------

          A Fund may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, a Fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

          Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Convertible Securities
----------------------

          Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P, or Fitch and comparable unrated securities as determined by AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), may share some or all of the risk of non-convertible debt securities with those ratings.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts
-------------------

          A Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives
-----------

          A Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by a Fund are described below. From the four principal types of derivative instruments, virtually any type of derivative transaction may be created.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a "call") or sell (a "put") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Fund's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, a Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

          Use of Options, Futures, Forwards and Swaps by a Fund.
          -----------------------------------------------------

          --Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          A Fund may, for example, enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may purchase or sell forward currency exchange contracts for hedging purposes similar to those described below in connection with its transactions in foreign currency futures contracts. A Fund may also purchase or sell forward currency exchange contracts for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions."

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          A Fund may also use forward currency exchange contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, a Fund may enter into a foreign currency exchange contract to purchase a currency if the Adviser expects the currency to increase in value. The Fund would recognize a gain if the market value of the currency is more than the contract value of the currency at the time of settlement of the contract. Similarly, a Fund may enter into a foreign currency exchange contract to sell a currency if the Adviser expects the currency to decrease in value. The Fund would recognize a gain if the market value of the currency is less than the contract value of the currency at the time of settlement of the contract.

          The cost of engaging in forward currency exchange contracts varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currencies are usually conducted on a principal basis, no fees or commissions are involved. A Fund will segregate and mark to market liquid assets in an amount at least equal to the Fund's obligations under any forward currency exchange contracts.

          --Options on Securities. A Fund may write and purchase call and put options on securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. A Fund may write covered options or uncovered options. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written. Uncovered options or "naked options" are riskier than covered options. For example, if a Fund wrote a naked call option and the price of the underlying security increased, the Fund would have to purchase the underlying security for delivery to the call buyer and sustain a loss equal to the difference between the option price and the market price of the security.


          A Fund may also, as an example, write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. A Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Fund may also purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

          A Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. A Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          --Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          A Fund may write (sell) call and put options and purchase call and put options on securities indices. If a Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

          The purchase of call options on securities indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

          --Options on Foreign Currencies. A Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          A Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

          In addition to using options for the hedging purposes described above, a Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies. A Fund may use options on currency to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. For example, the Fund may purchase call options in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise, the Fund would realize no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of a currency that the Fund does not own. A Fund would normally realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, the Fund would realize no gain or loss on the purchase of the put option. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Special Risks Associated with Options on Currency. An exchange-traded options position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although a Fund will generally purchase or sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of the underlying currency.

          --Futures Contracts and Options on Futures Contracts. Futures contracts that a Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities. A Fund may, for example, purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          A Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, a Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          A Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. Dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the U.S. Dollar.

          A Fund may also use foreign currency futures contracts and options on such contracts for non-hedging purposes. Similar to options on currencies described above, a Fund may use foreign currency futures contracts and options on such contracts to seek to increase total return when the Adviser anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. The risks associated with foreign currency futures contracts and options on futures are similar to those associated with options on foreign currencies, as described above. For additional information on the use of options on foreign currencies for non-hedging purposes, see "Currency Transactions" below.

          Purchases or sales of stock or bond index futures contracts may be used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          Each Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. exchanges.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities that the Fund intends to purchase may be less expensive.

          --Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          --Currency Swaps. A Fund may enter into currency swaps for hedging purposes to protect against adverse changes in exchange rates between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions." Currency swaps involve the exchange by the Fund with another party of a series of payments in specified currencies. Actual principal amounts of currencies may be exchanged by the counterparties at the initiation and again upon termination of the transaction. Since currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its currency swaps positions. Therefore the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each currency swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value ("NAV") at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transactions.

          --Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          --Currency Transactions. A Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or un-hedged basis. The Adviser may actively manage the Fund's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Funds may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling securities).

          --Interest Rate Transactions. A Fund may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. A Fund also may invest in interest rate transaction futures. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties deemed creditworthy by the Adviser.

          Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. A Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one nationally recognized statistical rating organization ("NRSRO") or counterparties with guarantors with debt securities having such a rating.

          --Synthetic Foreign Equity Securities. A Fund may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Fund. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.


          Other types of synthetic foreign equity securities in which a Fund may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrant usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which they can obtain the securities. The cash payment is calculated according to a predetermined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.


          The Fund will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          A Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Forward Commitments and When-Issued and Delayed Delivery Securities
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          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund assumes the rights and risks of ownership of the security, and a Fund does not pay for the securities until they are received. If a Fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio is this manner may increase the Fund's volatility of returns. The Fund will segregate permissible liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's purchase commitments.

          The use of forward commitments enables a Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, a Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

          At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          Purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, a Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, a Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if a Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment. In addition, in the event the other party to the transaction files for bankruptcy, becomes insolvent, or defaults on its obligation, a Fund may be adversely affected.

Illiquid Securities
-------------------

          A Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in a Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission ("Commission") interpretation or position with respect to such type of securities.

Investments in Other Investment Companies
-----------------------------------------

          A Fund may invest in securities of other investment companies to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemption order under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Fund Securities
--------------------------

          A Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. A Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice.

          While securities are on loan, the borrower will pay a Fund any income from the securities. A Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

          A Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. A Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          A Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock
---------------

          A Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Real Estate Investment Trusts
-----------------------------

          Real Estate Investment Trusts ("REITs") are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

          Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

          Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

          REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Repurchase Agreements and Buy/Sell Back Transactions
----------------------------------------------------

          A repurchase agreement is an agreement by which a Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The purchase and repurchase obligations are transacted under one document. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities or cash equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits a Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. A Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          A Fund may enter into repurchase agreements pertaining to U.S. Government securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on a Fund's ability to enter into repurchase agreements. Currently, each Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

          A Fund may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, a Fund enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike, a repurchase agreement, however, the buy/sell transaction, though done simultaneously, is two separate legal agreements. A buy/sell transaction also differs from a repurchase agreement in that the seller is not required to provide margin payments if the value of the securities falls below the repurchase price because the transaction is two separate transactions. The Fund has the risk of changes in the value of the purchased security during the term of the buy/sell agreement although these agreements typically provide for the repricing of the original transaction at a new market price if the value of the security changes by a specific amount.

Reverse Repurchase Agreements
-----------------------------

          Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, a Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

          Reverse repurchase agreements are considered to be a loan to a Fund by the counterparty, collateralized by the assets subject to repurchase because the incidents of ownership are retained by the Fund. By entering into reverse repurchase agreements, a Fund obtains additional cash to invest on other securities. A Fund may use reverse repurchase agreements for borrowing purposes if it believes that the cost of this form of borrowing will be lower than the cost of bank borrowing. Reverse repurchase agreements create leverage and are speculative transactions because they allow a Fund to achieve a return on a larger capital base relative to its NAV. The use of leverage creates the opportunity for increased income for a Fund's shareholders when the Fund achieves a higher rate of return on the investment of the reverse repurchase agreement proceeds than it pays in interest on the reverse repurchase transactions. However, there is the risk that returns could be reduced if the rates of interest on the investment proceeds do not exceed the interest paid by a Fund on the reverse repurchase transactions. Borrowings through reverse repurchase agreements are not subject to the requirement applicable to bank borrowings under Section 18(f)(1) of the 1940 Act to maintain an asset coverage of at least 300% but are subject to an equivalent requirement to maintain asset coverage by segregating assets in a segregated account equal in value to proceeds received in the reverse repurchase agreement.

          Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants
-------------------

          A Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in a Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Securities Ratings
------------------

          Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:

     o    investment grade or

     o    below investment grade ("high yield securities" or "junk bonds").

          For a further description of credit ratings, see "Appendix B - Bond Ratings." As noted in Appendix B, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" in the case of Dominion. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

          Greater China will not invest in fixed-income securities other than investment grade securities. Should a fixed-income security in which the Fund is invested be downgraded below investment grade or be determined by the Adviser, to have undergone a similar credit quality deterioration, the Fund will dispose of that security.

Short Sales
-----------

          A short sale is effected by selling a security that a Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that a Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by a Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. However, if a Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. See "Dividends, Distributions and Taxes - United States Federal Income Taxation of the Fund - Tax Straddles," below.

Special Situations
------------------

          A Fund may invest in special situations from time to time. A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations or mergers, material litigation, technological breakthroughs and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.

Standby Commitment Agreements
-----------------------------

          A Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement a Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The fee is payable whether or not the security is ultimately issued. A Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. A Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of a Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Zero-Coupon and Payment-in-Kind Bonds
-------------------------------------

          A Fund may at times invest in so-called "zero-coupon" bonds and "payment-in-kind" bonds. Zero-coupon bonds are issued at a significant discount from their principal amount in lieu of paying interest periodically. Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because zero-coupon bonds do not pay current interest, their value is generally subject to greater fluctuation in response to changes in market interest rates than bonds which pay interest currently. Both zero-coupon and payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently. Even though such bonds do not pay current interest in cash, the Fund is nonetheless required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required to liquidate other investments in order to satisfy its dividend requirements at times when the Adviser would not otherwise deem it advisable to do so.

Certain Risk Considerations
---------------------------

          The value of the Funds' shares will be influenced by the factors that generally affect securities, such as the economic and political outlook, earnings, dividends and the supply and demand for various classes of securities. There can be, of course, no assurance that a Fund's investment objectives will be achieved.

          Risks of Investments in Foreign Securities. Foreign issuers are subject to accounting and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which the Fund may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

          Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments, such as military coups, have occurred in the past in countries in which the Fund may invest and could adversely affect the Fund's assets should these conditions or events recur.

          Foreign investment in certain foreign securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain foreign securities and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

          Certain countries other than those on which the Fund may focus its investments may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

          Income from certain investments held by the Fund could be reduced by foreign income taxes, including withholding taxes. It is impossible to determine the effective rate of foreign tax in advance. A Fund's NAV may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser generally will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the tax treatment of investments held by the Fund will not be subject to change.

          Risks of Forward Currency Exchange Contracts, Foreign Currency Futures Contracts and Options thereon, Options on Foreign Currencies and Over-the-Counter Options on Securities. The Funds are operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and, therefore, who is not subject to registration or regulation as a pool operator under such Act. Transactions in forward currency exchange contracts, as well as futures and options on foreign currencies, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. In addition, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

          Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading decisions will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, twenty-four hour market, events could occur on that market but will not be reflected in the forward, futures or options markets until the following day, thereby preventing a Fund from responding to such events in a timely manner.

          Settlements of exercises of over-the-counter forward currency exchange contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships and fees, taxes or other charges.

          Unlike transactions entered into by a Fund in futures contracts and exchange-traded options, options on foreign currencies, forward currency exchange contracts and over-the-counter options on securities and securities indexes are not traded on contract markets regulated by the Commodity Futures Trading Commission or (with the exception of certain foreign currency options) the Commission. Such instruments are instead traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, that are subject to Commission regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer could lose amounts substantially in excess of the initial investment due to the margin and collateral requirements associated with such positions.

          In addition, over-the-counter transactions can be entered into only with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with the Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or forward currency exchange contracts entered into, until exercise, expiration or maturity. This in turn could limit the Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

          Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found to be satisfactory by the Adviser.

          Transactions in over-the-counter options on foreign currencies are subject to a number of conditions regarding the commercial purpose of the purchaser of such option. A Fund is not able to determine at this time whether or to what extent additional restrictions on the trading of over-the-counter options on foreign currencies may be imposed at some point in the future, or the effect that any such restrictions may have on the hedging strategies to be implemented by the Fund.

          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, the margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, if the OCC determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, the OCC may impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          Foreign Currency Transactions. A Fund may invest, sometimes substantially, in securities denominated in foreign currencies and a corresponding portion of the Fund's revenues will be received in such currencies. In addition, a Fund may conduct foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies as described above. The dollar equivalent of a Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. Such changes will also affect a Fund's income. A Fund will, however, have the ability to attempt to protect itself against adverse changes in the values of foreign currencies by engaging in certain of the investment practices listed above. While a Fund has this ability, there is no certainty as to whether and to what extent the Fund will engage in these practices.

          Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a Fund's NAV to fluctuate. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. To the extent that a substantial portion of a Fund's total assets adjusted to reflect the Fund's net position after giving effect to currency transactions is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

          A Fund will incur costs in connection with conversions between various currencies. A Fund may hold foreign currency received in connection with investments when, in the judgment of the Adviser, it would be beneficial to convert such currency into U.S. Dollars at a later date, based on anticipated changes in the relevant exchange rate. If the value of the foreign currencies in which a Fund receives its income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet distribution requirements. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred.

          If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks.

Fundamental Investment Policies
-------------------------------

          The following investment restrictions may not be changed without approval by the vote of a majority of a Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund, whichever is less.

          As a matter of fundamental policy, a Fund may not:

               (a) concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

               (b) issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

               (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

               (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

               (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

               (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policies
-----------------------------------

          The following are descriptions of operating policies that the Funds have adopted but that are not fundamental and are subject to change without shareholder approval.

          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUNDS

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of each of the Funds under the supervision of each Fund's Board (see "Management of the Funds" in the Prospectuses). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.

          The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2009, totaling approximately $447 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          As of June 30, 2009, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.6% of the issued and outstanding assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the New York Stock Exchange under the ticker symbol "AB".

          As of June 30, 2009, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:

               AXA and its subsidiaries         63.6%
               Holding                          34.4
               Unaffiliated holders             2.0
                                           --------------
                                               100.0%
                                           ==============

          AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 64.2% economic interest in the Adviser as of June 30, 2009.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Growth Fund's Advisory Agreement, the Adviser serves as investment manager and adviser of the Fund, continuously furnishes an investment program for the Fund and manages, supervises and conducts the affairs of the Fund, subject to the supervision of the Fund's Board.


          Under the Advisory Agreement for Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth and Greater China, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board to act as officers of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.



          The Adviser is, under each Fund's Advisory Agreement, responsible for certain expenses incurred by a Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Advisory Agreements are terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Directors on 60 days' written notice or by the Adviser on 60 days' written notice, and will automatically terminate in the event of assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Funds, other than the Growth Fund, have, under their Advisory Agreements, assumed the obligation for payment of all of their other expenses. As to the obtaining of services other than those specifically provided to the Funds by the Adviser, each Fund may employ its own personnel. For such services, it may also utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Funds at cost and the payments therefore must be specifically approved by each Fund's Board. During the fiscal year ended July 31, 2009 for the Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth the amounts paid to the Adviser amounted to a total of $98,419, $100,692, $94,181, $117,229,
$97,668, $100,592 and $99,760, respectively.


          Growth Fund is a series of The AllianceBernstein Portfolios (the "Trust"), a Massachusetts business trust. For the Growth Fund, the Adviser will furnish or pay the expenses of the Trust for office space, equipment, bookkeeping and clerical services, and fees and expenses of officers and trustees of the Trust who are affiliated with the Adviser.

ALLIANCEBERNSTEIN GROWTH FUND

          For services rendered by the Adviser pursuant to the Advisory Agreement, the Fund paid the Adviser a fee, effective September 7, 2004, of 0.75% of the first $2.5 billion of the Fund's average daily net assets, 0.65% of the excess over $2.5 billion up to $5 billion of such assets, and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser received under the Advisory Agreement the amount of $4,764,288, $8,618,151 and $10,679,287, respectively, in management fees from the Fund.

          The Advisory Agreement became effective on September 17, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party) at a meeting called for that purpose held on July 21, 1992, and by the initial holder of Class A shares and Class B shares of the Fund on August 6, 1992.

          The Advisory Agreement continues in effect provided that its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities of the Fund or by the Fund's Board including, in either case, by vote of a majority of the Board who are not parties to the Advisory Agreement or interested persons of any such party. Most recently, continuance of the Advisory Agreement for an additional annual term was approved by a vote, cast in person, of the Board, including a majority of the Board who are not interested persons of any such party, at their meetings held on May 5-7, 2009.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

          Effective September 7, 2004, under the terms of the Advisory Agreement, the Fund paid the Adviser at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years of the Fund ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser received from the Fund advisory fees of $11,308,972, $16,554,346 and $20,243,848, respectively.

          The Advisory Agreement became effective on September 17, 1992, having been approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party) at a meeting called for that purpose held on July 21, 1992, and by the initial holder of Class A shares and Class B shares of the Fund on August 6, 1992.

          The Advisory Agreement remains in effect from year to year provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 5 - 7, 2009.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND


          The Management Agreement became effective on April 20, 1993. For its services under the Management Agreement, the Manager receives a monthly fee at an annualized rate of .75% of the first $500 million of the Fund's average daily net assets, .65% of the excess over $500 million of such net assets up to $1 billion and .55% of the excess over $1 billion of such net assets. During the fiscal years of the Fund ended July 31, 2009, July 31, 2008 and July 31, 2007 the Fund paid the Manager total management fees of $2,758,743, $4,989,559 and $5,656,636, respectively.

          The Management Agreement continues in force from year to year provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Management Agreement or "interested persons" as defined in the 1940 Act of any such party. Most recently, continuance of the Management Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party, at meetings called for that purpose and held on May 5 - 7, 2009.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          Effective September 7, 2004, under the terms of the Advisory Agreement, the Portfolio paid the Adviser a quarterly Advisory fee equal to 1/4 of 0.75% of the first $2.5 billion, 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion and 1/4 of 0.60% of the excess over $5 billion as a percentage of the Portfolio's net assets at the end of the preceding quarter. The advisory fees for the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007 amounted to $2,237,036, $2,611,785 and $2,833,553, respectively.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party, at a meeting called for that purpose and held on October 17, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Portfolio approved the Advisory Agreement.

          The Advisory Agreement continues in effect from year to year, provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Portfolio, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at meetings held on May 5 - 7, 2009.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

          Effective as of September 7, 2004, the Fund has contractually agreed to pay a quarterly fee to the Adviser equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: 1/4 of 0.75% of the first $2.5 billion, 1/4 of 0.65% of the excess over $2.5 billion up to $5 billion and 1/4 of 0.60% of the excess over $5 billion.


          For the fiscal years of the Fund ended July 31, 2009, 2008 and 2007, the Adviser received from the Fund advisory fees of $6,941,783, $11,395,787, and $12,830,936, respectively.

          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on October 22, 1991. At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

          The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Directors of the Fund or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party. Most recently, the Advisory Agreement was approved for another annual term by a vote, cast in person, of the Board of Directors, including a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party, at their meetings held on May 5 - 7, 2009.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

          Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee of .75% of the first $2.5 billion, .65% of the excess over $2.5 billion up to $5 billion and .60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Adviser received from the Fund, advisory fees in the amount of $181,001 (net of $342,347, which was waived by the Adviser pursuant to the expense limitation agreement), $1,203,111 (net of $1,580, which was waived by the Adviser due to the expense limitation agreement) and $987,940 (net of $62,885, which was waived by the Adviser due to the expense limitation agreement), respectively. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.50%, 2.20%, 2.20%, 1.70%, 1.45%, 1.20% and 1.20% of average daily net assets, respectively, for Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.

          The Advisory Agreement became effective on July 10, 2002. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined in the 1940 Act, of any such party at a meeting called for the purpose and held on July 9, 2002.

          The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement, or interested persons, as defined in the 1940 Act, of any such party, at a meeting in person called for the purpose of voting on such matter. Most recently continuance of the Advisory Agreement for an additional annual term was approved by vote, cast in person, by the Board, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 5 - 7, 2009.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

          Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the Adviser received from the Fund advisory fees of $15,631,601, $22,819,672, and $13,985,124, respectively.
Effective May 16, 2005, the Adviser has contractually agreed through the Fund's fiscal year ended June 30, 2006 to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 1.65%, 2.35%, 2.35%, 1.35%, 1.85%, 1.60% and 1.35% of aggregate average daily net assets, respectively, for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Thereafter, this contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.

          The Advisory Agreement became effective on April 22, 1994 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on April 19, 1994, and by the Fund's initial shareholder on April 19, 1994.

          The Advisory Agreement continues in effect from year to year provided that its continuance is approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act, of any such party at a meeting in person called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Board, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meetings held on May 5 - 7, 2009.

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

          Effective as of September 7, 2004, the Fund has contractually agreed to pay the Adviser a fee at the annual rate of 0.75% of the first $2.5 billion, 0.65% of the excess over $2.5 billion up to $5 billion and 0.60% of the excess over $5 billion as a percentage of the Fund's average daily net assets. The fee is accrued daily and paid monthly. For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Adviser received from the Fund $500,690, $1,006,771 and $735,789, respectively. The Adviser has contractually agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis 2.50%, 3.20%, 3.20% and 2.20% of aggregate average daily net assets, respectively, for Class A, Class B, Class C and Advisor Class shares. This contractual agreement automatically extends each year unless the Adviser provides notice 60 days prior to the Fund's fiscal year end.

          The Advisory Agreement became effective on July 29, 1997 having been approved by the unanimous vote, cast in person, of the Fund's Directors, including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party, at a meeting called for that purpose and held on July 29, 1997, and by the Fund's initial shareholder on July 30, 1997.

          The Advisory Agreement remains in effect from year to year provided that its continuance is approved annually by a vote of the majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case, approved by a majority of the Directors who are not parties to the agreement, or "interested persons," as defined by the 1940 Act, of any such party, at a meeting called for the purpose of voting on such matter. Most recently, continuance of the Advisory Agreement was approved for another annual term by the Directors of the Fund, including a majority who are not "interested persons," as defined in the 1940 Act, at their regular meetings held on May 5 - 7, 2009.

ALL FUNDS

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

ALLIANCEBERNSTEIN GROWTH FUND

          The management of, and investment decisions for, the Fund's portfolio are made by the senior sector analysts in consultation with the Adviser's U.S. Growth Team. Frank V. Caruso, William D. Baird, Lisa A. Shalett, and Vadim Zlotnikov are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

----------
(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2009 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(2)

                    William D. Baird           $100,001-$500,000
                    Frank V. Caruso                  None
                    Lisa A. Shalett                  None
                    Vadim Zlotnikov            $10,001-$50,000(3)

----------

(2) The dollar range of equity securities in the Fund includes vested shares awarded under the Adviser's Partners Compensation Plan (the "Plan").

(3) For information presented as of the fiscal year ended July 31, 2009, with respect to Mr. Zlotnikov, if unvested shares awarded for calendar year 2009 and previous years under the Plan were included, the range would be $50,001-$100,000.


          As of July 31, 2009, employees of the Adviser had approximately $6,932,571 invested in shares of the Fund and approximately $518,842,560 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
William D. Baird       3            $349,000,000       None           None
--------------------------------------------------------------------------------
Frank V. Caruso        2            $328,000,000       None           None
--------------------------------------------------------------------------------
Lisa A. Shalett        19        $10,115,000,000        2        $2,676,000,000
--------------------------------------------------------------------------------
Vadim Zlotnikov        3            $349,000,000       None           None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
William D. Baird        2            $6,000,000     None             None
--------------------------------------------------------------------------------
Frank V. Caruso         2            $6,000,000     None             None
--------------------------------------------------------------------------------
Lisa A. Shalett        36        $6,753,000,000     None         $297,000,000
--------------------------------------------------------------------------------
Vadim Zlotnikov         2            $6,000,000     None             None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
Portfolio Manager  Accounts      Accounts         Performance-   Performance-
                   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
William D. Baird        7         $1,692,000,000       1         $1,027,000,000
--------------------------------------------------------------------------------
Frank V. Caruso         6         $1,440,000,000       1         $1,027,000,000
--------------------------------------------------------------------------------
Lisa A. Shalett      34,304      $37,867,000,000      47         $3,014,000,000
--------------------------------------------------------------------------------
Vadim Zlotnikov         7         $1,692,000,000       1         $1,027,000,000
--------------------------------------------------------------------------------


ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
---------------------------------------

          The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Large Cap Growth Portfolio Oversight Group. James G. Reilly, Michael J. Reilly and Patrick Scott Wallace are the investment professionals(4) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

----------
(4) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2009 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(5)

                   James G. Reilly                  None
                   Michael J. Reilly                None
                   Patrick Scott Wallace            None

----------

(5) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.


          As of July 31, 2009, employees of the Adviser had approximately $13,041,132 invested in shares of the Fund and approximately $518,842,560 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
James G. Reilly        10        $6,932,000,000        2         $2,676,000,000
--------------------------------------------------------------------------------
Michael J. Reilly       7        $5,977,000,000        2         $2,676,000,000
--------------------------------------------------------------------------------
Patrick Scott           9        $6,838,000,000        2         $2,676,000,000
      Wallace
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
James G. Reilly        13        $736,000,000       None             None
--------------------------------------------------------------------------------
Michael J. Reilly      11        $730,000,000       None             None
--------------------------------------------------------------------------------
Patrick Scott          11        $730,000,000       None             None
     Wallace
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
Portfolio Manager  Accounts      Accounts         Performance-   Performance-
                   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
James G. Reilly      34,010      $21,178,000,000       7         $1,664,000,000
--------------------------------------------------------------------------------
Michael J. Reilly    34,004      $19,738,000,000       6           $637,000,000
--------------------------------------------------------------------------------
Patrick Scott        34,005      $20,765,000,000       7         $1,664,000,000
     Wallace
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
-------------------------------------------

          The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Small/Mid Cap Growth Portfolio Oversight Group. Bruce
K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals(6) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.

----------
(6) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2009 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(7)

                   Bruce K. Aronow                  None(8)
                   N. Kumar Kirpalani            $1-$10,000(9)
                   Samantha S. Lau                  None
                   Wen-Tse Tseng                    None

----------

(7) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

(8) For information presented as of the fiscal year ended July 31, 2009, with respect to Mr. Aronow, if unvested shares awarded for calendar year 2009 and previous years under the Plan were included, the range would be $100,001-$500,000.

(9) For information presented as of the fiscal year ended July 31, 2009, with respect to Mr. Kirpalani, if unvested shares awarded for calendar year 2009 and previous years under the Plan were included, the range would be $50,001-$100,000.


          As of July 31, 2009, employees of the Adviser had approximately $3,946,676 invested in shares of the Fund and approximately $518,842,560 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow         8        $2,399,000,000      None            None
--------------------------------------------------------------------------------
N. Kumar Kirpalani      5        $1,659,000,000      None            None
--------------------------------------------------------------------------------
Samantha S. Lau         5        $1,659,000,000      None            None
--------------------------------------------------------------------------------
Wen-Tse Tseng           5        $1,659,000,000      None            None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow         3        $70,000,000        None              None
--------------------------------------------------------------------------------
N. Kumar Kirpalani      1        $65,000,000        None              None
--------------------------------------------------------------------------------
Samantha S. Lau         1        $65,000,000        None              None
--------------------------------------------------------------------------------
Wen-Tse Tseng           1        $65,000,000        None              None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
                   Accounts      Accounts         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow        32        $1,875,000,000        3           $272,000,000
--------------------------------------------------------------------------------
N. Kumar Kirpalani     26        $1,210,000,000        3           $272,000,000
--------------------------------------------------------------------------------
Samantha S. Lau        26        $1,210,000,000        3           $272,000,000
--------------------------------------------------------------------------------
Wen-Tse Tseng          26        $1,210,000,000        3           $272,000,000
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
--------------------------------------------

          The management of, and investment decisions for, the Portfolio's portfolio are made by the Adviser's Small Cap Growth Portfolio Oversight Group. Bruce K. Aronow, N. Kumar Kirpalani, Samantha S. Lau and Wen-Tse Tseng are the investment professionals(10) with the most significant responsibility for the day-to-day management of the Portfolio's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


----------
(10) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2009 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(11)

                   Bruce K. Aronow           $100,001 - $500,000
                   N. Kumar Kirpalani               None
                   Samantha S. Lau                  None
                   Wen-Tse Tseng                    None


----------

(11) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.


          As of July 31, 2009, employees of the Adviser had approximately $5,902,538 invested in shares of the Fund and approximately $518,842,560 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow         8        $2,420,000,000      None             None
--------------------------------------------------------------------------------
N. Kumar Kirpalani      5        $1,680,000,000      None             None
--------------------------------------------------------------------------------
Samantha S. Lau         5        $1,680,000,000      None             None
--------------------------------------------------------------------------------
Wen-Tse Tseng           5        $1,680,000,000      None             None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow         3        $70,000,000        None             None
--------------------------------------------------------------------------------
N. Kumar Kirpalani      1        $65,000,000        None             None
--------------------------------------------------------------------------------
Samantha S. Lau         1        $65,000,000        None             None
--------------------------------------------------------------------------------
Wen-Tse Tseng           1        $65,000,000        None             None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
Portfolio Manager  Accounts      Accounts         Performance-   Performance-
                   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Bruce K. Aronow        32        $1,875,000,000        3          $272,000,000
--------------------------------------------------------------------------------
N. Kumar Kirpalani     26        $1,210,000,000        3          $272,000,000
--------------------------------------------------------------------------------
Samantha S. Lau        26        $1,210,000,000        3          $272,000,000
--------------------------------------------------------------------------------
Wen-Tse Tseng          26        $1,210,000,000        3          $272,000,000
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
---------------------------------------------

          The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Thematic Growth Portfolio Oversight Group. Joseph G. Carson, Amy P. Raskin, Andrew Reiss, Robert W. Scheetz, Lisa A. Shalett, Catherine D. Wood and Vadim Zlotnikov are the investment professionals(12) primarily responsible for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


----------
(12) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2009 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(13)

                   Joseph G. Carson                 None
                   Amy P. Raskin                    None
                   Andrew Reiss                     None(14)
                   Robert W. Scheetz(15)            None(16)
                   Lisa A. Shalett                  None
                   Catherine D. Wood           Over $1,000,000
                   Vadim Zlotnikov            $100,001-$500,000


----------

(13) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

(14) Andrew Reiss became a portfolio manager to the Fund effective as of November 2, 2009. As of July 31, 2009, Mr. Reiss owned no equity securities of the Fund.

(15) For information presented as of the fiscal year ended July 31, 2009, with respect to Mr. Scheetz, if unvested shares awarded for calendar year 2009 and previous years under the Plan were included, the range would be $100,001-$500,000.

(16) Robert Scheetz became a portfolio manager to the Fund effective as of November 2, 2009.


          As of July 31, 2009, employees of the Adviser had approximately $12,604,864 invested in shares of the Fund and approximately $518,842,560 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson        2            $3,000,000      None             None
--------------------------------------------------------------------------------
Amy P. Raskin           3           $59,000,000      None             None
--------------------------------------------------------------------------------
Andrew Reiss            2        $1,112,000,000      None             None
--------------------------------------------------------------------------------
Robert W. Scheetz       2        $1,112,000,000      None             None
--------------------------------------------------------------------------------
Lisa A. Shalett        19        $9,632,000,000        2         $2,676,000,000
--------------------------------------------------------------------------------
Catherine D. Wood       5          $743,000,000      None             None
--------------------------------------------------------------------------------
Vadim Zlotnikov         4          $975,000,000      None             None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson       27        $3,174,000,000      None             None
--------------------------------------------------------------------------------
Amy P. Raskin          27        $3,174,000,000      None             None
--------------------------------------------------------------------------------
Andrew Reiss           27        $3,174,000,000      None             None
--------------------------------------------------------------------------------
Robert W. Scheetz      27        $3,174,000,000      None             None
--------------------------------------------------------------------------------
Lisa A. Shalett        36        $6,753,000,000      None         $297,000,000
--------------------------------------------------------------------------------
Catherine D. Wood      29        $3,179,000,000      None             None
--------------------------------------------------------------------------------
Vadim Zlotnikov         2            $6,000,000      None             None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
Portfolio Manager  Accounts      Accounts         Performance-   Performance-
                   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Joseph G. Carson      166           $808,000,000    None             None
--------------------------------------------------------------------------------
Amy P. Raskin         166           $808,000,000    None             None
--------------------------------------------------------------------------------
Andrew Reiss          166           $808,000,000    None             None
--------------------------------------------------------------------------------
Robert W. Schettz     166           $808,000,000    None             None
--------------------------------------------------------------------------------
Lisa A. Shalett      34,304      $37,867,000,000      47         $3,014,000,000
--------------------------------------------------------------------------------
Catherine D. Wood     172         $1,473,000,000    None             None
--------------------------------------------------------------------------------
Vadim Zlotnikov        7          $1,692,000,000       1         $1,027,000,000
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
------------------------------------

          The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Global Growth senior sector analysts, with oversight by the Adviser's Global Growth Oversight Group. Steven Nussbaum, David G. Robinson, William A. Johnston, Jane E. Schneirov, Paul Vogel and Janet A. Walsh are the investment professionals(17) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


----------
(17) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2009 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(18)

                   William A. Johnston              None
                   Steven Nussbaum            $100,001-$500,000
                   David G. Robinson                None
                   Jane E. Schneirov                None
                   Paul Vogel(19)                   None
                   Janet A. Walsh(20)         $10,001 - $50,000


----------

(18) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

(19) For information presented as of the fiscal year ended June 30, 2009, with respect to Mr. Vogel, if unvested shares awarded for calendar year 2009 and previous years under the Plan were included, the range would be $50,001-$100,000.

(20) For information presented as of the fiscal year ended June 30, 2009, with respect to Ms. Walsh, if unvested shares awarded for calendar year 2009 and previous years under the Plan were included, the range would be $50,001-$100,000.


          As of June 30, 2009, employees of the Adviser had approximately $16,621,358 invested in shares of the Fund and approximately $496,905,646 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
William A.              11       $3,866,000,000      None             None
     Johnston
--------------------------------------------------------------------------------
Steven Nussbaum          5       $1,827,000,000      None             None
--------------------------------------------------------------------------------
David G. Robinson        5       $1,827,000,000      None             None
--------------------------------------------------------------------------------
Jane E. Schneirov        5       $1,827,000,000      None             None
--------------------------------------------------------------------------------
Paul Vogel               5       $1,827,000,000      None             None
--------------------------------------------------------------------------------
Janet A. Walsh           5       $1,827,000,000      None             None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
William A.              29       $6,053,000,000        3          $293,000,000
     Johnston
--------------------------------------------------------------------------------
Steven Nussbaum         19       $5,618,000,000        2          $285,000,000
--------------------------------------------------------------------------------
David Robinson          19       $5,618,000,000        2          $285,000,000
--------------------------------------------------------------------------------
Jane E. Schneirov       19       $5,618,000,000        2          $285,000,000
--------------------------------------------------------------------------------
Paul Vogel              19       $5,618,000,000        2          $285,000,000
--------------------------------------------------------------------------------
Janet A. Walsh          19       $5,618,000,000        2          $285,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
Portfolio Manager  Accounts      Accounts         Performance-   Performance-
                   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
William A.              325      $17,376,000,000      48         $1,653,000,000
     Johnston
--------------------------------------------------------------------------------
Steven Nussbaum         297      $15,229,000,000      42         $1,224,000,000
--------------------------------------------------------------------------------
David Robinson          297      $15,229,000,000      42         $1,224,000,000
--------------------------------------------------------------------------------
Jane E. Schneirov       297      $15,229,000,000      42         $1,224,000,000
--------------------------------------------------------------------------------
Paul Vogel              297      $15,229,000,000      42         $1,224,000,000
--------------------------------------------------------------------------------
Janet A. Walsh          297      $15,229,000,000      42         $1,224,000,000
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND
-------------------------------------------

          The management of, and investment decisions for, the Fund's portfolio are made by the senior sector analysts in consultation with the Adviser's International Growth Portfolio Oversight Group. Gregory D. Eckersley, Robert W. Scheetz and Christopher M. Toub, are the investment professionals(21) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Funds - Portfolio Managers" in the Fund's prospectuses.


----------
(21) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of June 30, 2009 are set forth below.

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(22)

                   Gregory D. Eckersley    $50,001 - $100,000
                   Robert W. Scheetz      $100,001 - $500,000
                   Christopher M. Toub    $100,001 - $500,000(23)


----------

(22) The dollar range of equity securities in the Fund includes vested shares awarded under the Plan.

(23) For information presented as of the fiscal year ended June 30, 2009, with respect to Mr. Toub, if unvested shares awarded for the calendar year 2009 and previous years under the Plan were included, the range would be $500,001 - $1,000,000.


          As of June 30, 2009, employees of the Adviser had approximately $15,631,857 invested in shares of the Fund and approximately $496,905,646 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of June 30, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Gregory D.              16       $6,669,000,000       None            None
    Eckersley
--------------------------------------------------------------------------------
Robert W. Scheetz       16       $6,669,000,000       None            None
--------------------------------------------------------------------------------
Christopher M.          16       $6,669,000,000       None            None
       Toub
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Gregory D.              16       $6,669,000,000      None             None
    Eckersley
--------------------------------------------------------------------------------
Robert W. Scheetz       16       $6,669,000,000      None             None
--------------------------------------------------------------------------------
Christopher M.          46       $8,009,000,000        2          $285,000,000
       Toub
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
Portfolio Manager  Accounts      Accounts         Performance-   Performance-
                   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Gregory D.              43       $7,933,000,000        2          $285,000,000
    Eckersley
--------------------------------------------------------------------------------
Robert W. Scheetz       43       $7,933,000,000        2          $285,000,000
--------------------------------------------------------------------------------
Christopher M.          46       $8,009,000,000        2          $285,000,000
       Toub
--------------------------------------------------------------------------------

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
----------------------------------------

          The management of, and investment decisions for, the Fund's portfolio are made by the Hong Kong Growth/Greater China Growth Portfolio Oversight Group. Stephen Beinhacker, Richard Chow and Vernon Yu are the investment professionals(24) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.


----------
(24) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers as of July 31, 2009 are set forth below:

                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

                   Stephen Beinhacker                None
                   Richard Chow                      None
                   Vernon Yu                         None


          As of July 31, 2009, employees of the Adviser had approximately $518,842,560 invested in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of July 31, 2009.

--------------------------------------------------------------------------------
                         REGISTERED INVESTMENT COMPANIES

                              (excluding the Fund)
--------------------------------------------------------------------------------

                                                                 Total Assets of
                                                  Number of      Registered
                   Total         Total            Registered     Investment
                   Number of     Assets of        Investment     Companies
                   Registered    Registered       Companies      Managed
                   Investment    Investment       Managed with   with
                   Companies     Companies        Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Stephen Beinhacker      13       $6,343,000,000      None             None
--------------------------------------------------------------------------------
Richard Chow             5       $1,329,000,000      None             None
--------------------------------------------------------------------------------
Vernon Yu              None           None           None             None
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                        OTHER POOLED INVESTMENT VEHICLES
--------------------------------------------------------------------------------

                                                  Number of      Total Assets of
                   Total Number  Total            Pooled         Pooled
                   of            Assets of        Investment     Investment
                   Pooled        Pooled           Vehicles       Vehicles
                   Investment    Investment       Managed with   Managed with
                   Vehicles      Vehicles         Performance-   Performance-
Portfolio Manager  Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Stephen Beinhacker      30       $4,687,000,000        1          $154,000,000
--------------------------------------------------------------------------------
Richard Chow            13       $2,527,000,000        1          $154,000,000
--------------------------------------------------------------------------------
Vernon Yu                1         $154,000,000        1          $154,000,000
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 OTHER ACCOUNTS
--------------------------------------------------------------------------------

                                                  Number of
                   Total Number  Total            Other          Total Assets of
                   of            Assets of        Accounts       Other
                   Other         Other            Managed with   Accounts with
Portfolio Manager  Accounts      Accounts         Performance-   Performance-
                   Managed       Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Stephen Beinhacker      82       $9,803,000,000        8         $2,316,000,000
--------------------------------------------------------------------------------
Richard Chow            17       $2,841,000,000        4         $1,106,000,000
--------------------------------------------------------------------------------
Vernon Yu                3         $370,000,000        1           $298,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Fund holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Fund Manager Compensation
-------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. In 2009, the Adviser expects that all deferred awards will be in the form of the Adviser's publicly traded equity securities.(25)

----------
(25) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

          (v) Compensation under the Adviser's Special Option Program: Under this program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

Consultant to the Adviser
-------------------------

          With respect to Greater China, AllianceBernstein Hong Kong Limited (formerly New Alliance Asset Management (Asia Limited), a wholly-owned subsidiary of the Adviser), will provide the Adviser with ongoing current and comprehensive information and analysis of conditions and developments in Greater China countries consisting of, but not limited to, statistical and factual research and assistance with respect to economic, financial, political, technological and social conditions and trends in Greater China countries, including information on markets and industries. In addition to its own staff of professionals, AllianceBernstein Hong Kong Limited has access to the expertise and personnel of SHKP, one of Hong Kong's preeminent property and business groups.

Board of Directors Information
------------------------------

          The business and affairs of each Fund are managed under the direction of the Boards, which are comprised of the same Directors/Trustees ("Directors") for all Funds except for Greater China. Certain information concerning the Directors of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth and International Growth is set forth below.

                                                                PORTFOLIOS
                                                                IN FUND       OTHER
                                                                COMPLEX       DIRECTORSHIPS
NAME, ADDRESS,*                    PRINCIPAL                    OVERSEEN      HELD
AGE                                OCCUPATION(S)                BY TRUSTEE    BY TRUSTEE OR
AND (YEAR ELECTED**)               DURING PAST 5 YEARS          OR DIRECTOR   DIRECTOR
--------------------               -------------------          -----------   ---------

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr., #+          Investment Adviser and an         86       None
77                                 Independent Consultant.
(1992 - Large Cap Growth,          Previously, he was Senior
Small/Mid Cap Growth, Small        Manager of Barrett
Cap Growth, Global Thematic        Associates, Inc., a
Growth)                            registered investment
(1994 - International Growth)      adviser, with which he
(1998 - Growth Fund)               had been associated since
(2002 - Global Growth)             prior to 2004. He was
                                   formerly Deputy
                                   Comptroller and Chief
                                   Investment Officer of the
                                   State of New York and,
                                   prior thereto, Chief
                                   Investment Officer of the
                                   New York Bank for
                                   Savings.

John H. Dobkin, #                  Consultant. Formerly,             84       None
67                                 President of Save Venice,
(1992 - Large Cap Growth,          Inc. (preservation
Small/Mid Cap Growth)              organization) from
(1994 - Small Cap Growth,          2001-2002, Senior Advisor
International Growth)              from June 1999-June 2000
(1999 - Growth Fund)               and President of Historic
(2002 - Global Growth)             Hudson Valley (historic
(2005 - Global Thematic Growth)    preservation) from
                                   December 1989-May 1999.
                                   Previously, Director of
                                   the National Academy of
                                   Design.

Michael J. Downey, #               Private Investor since            84       Asia Pacific Fund,
65                                 January 2004. Formerly,                    Inc., The Merger
(2005 - All Funds)                 managing partner of                        Fund and Prospect
                                   Lexington Capital, LLC                     Acquisition Corp.
                                   (investment advisory                       (financial services)
                                   firm) from December 1997
                                   until December 2003. From
                                   1987 until 1993, Chairman
                                   and CEO of Prudential
                                   Mutual Fund Management.

D. James Guzy, #                   Chairman of the Board of          84       Cirrus Logic
73                                 PLX Technology                             Corporation (semi-
(1982 - Global Thematic Growth)    (semi-conductors) and of                   conductors)
(2005 - Growth Fund, Large Cap     SRC Computers Inc., with
Growth, Small/Mid Cap Growth,      which he has been
Small Cap Growth, Global Growth,   associated since prior to
International Growth)              2004. He was formerly a
                                   director of the Intel
                                   Corporation
                                   (semi-conductors) until
                                   May 2008.

Nancy P. Jacklin, #++              Professorial Lecturer at          84       None
61                                 the Johns Hopkins School
(2006 - All Funds)                 of Advanced International
                                   Studies in the 2009-2010
                                   academic year. Formerly,
                                   U.S. Executive Director
                                   of the International
                                   Monetary Fund (December
                                   2002-May 2006); Partner,
                                   Clifford Chance
                                   (1992-2002); Sector
                                   Counsel, International
                                   Banking and Finance, and
                                   Associate General
                                   Counsel, Citicorp
                                   (1985-1992); Assistant
                                   General Counsel
                                   (International), Federal
                                   Reserve Board of
                                   Governors (1982-1985);
                                   and Attorney Advisor,
                                   U.S. Department of the
                                   Treasury (1973-1982).
                                   Member of the Bar of the
                                   District of Columbia and
                                   of New York; and member
                                   of the Council on Foreign
                                   Relations.

Garry L. Moody, #                  Formerly, Partner,                83       None
57                                 Deloitte & Touche LLP,
(2008 - All Funds)                 Vice Chairman, and U.S.
                                   and Global Managing
                                   Partner, Investment
                                   Management Services Group
                                   1995-2008.

Marshall C. Turner, Jr., #         Interim CEO of MEMC               84       Xilinx, Inc.
68                                 Electronic Materials,                      (programmable logic
(1992 - Global Thematic Growth)    Inc. (semi-conductor and                   semi-conductors) and
(2005 - Growth Fund, Large Cap     solar cell substrates)                     MEMC Electronic
Growth, Small/Mid Cap Growth,      since November 2008 until                  Materials, Inc.
Small Cap Growth, Global Growth,   March 2, 2009. He was
International Growth)              Chairman and CEO of
                                   Dupont Photomasks, Inc.
                                   (components of
                                   semi-conductor
                                   manufacturing),
                                   2003-2005, and President
                                   and CEO, 2005-2006, after
                                   the company was renamed
                                   Toppan Photomasks, Inc.

Earl D. Weiner, #                  Of Counsel, and Partner           84       None
70                                 prior to January 2007, of
(2007 - All Funds)                 the law firm Sullivan &
                                   Cromwell LLP; member of
                                   ABA Federal Regulation of
                                   Securities Committee Task
                                   Force on Fund Director's
                                   Guidebook.

Certain information concerning the Directors of Greater China is set forth below.

                                                        PORTFOLIOS   OTHER
                                                        IN FUND      DIRECTOR-
                                                        COMPLEX      SHIPS
NAME, ADDRESS,*             PRINCIPAL                   OVERSEEN     HELD
AGE                         OCCUPATION(S)               BY TRUSTEE   BY TRUSTEE
AND (YEAR ELECTED**)        DURING PAST 5 YEARS         OR DIRECTOR  OR DIRECTOR
--------------------        -------------------         -----------  ---------

DISINTERESTED DIRECTORS

Chairman of the Board
William H. Foulk, Jr., #+   See above.                        86     None
77
(1998)


David H. Dievler, #         Independent Consultant.            1     None
80                          Until December 1994,
(1997)                      Senior Vice President of
                            AllianceBernstein
                            Corporation ("AB Corp."),
                            (formerly, Alliance
                            Capital Management
                            Corporation) responsible
                            for mutual fund
                            administration. Prior to
                            joining AB Corp. in 1984,
                            he was Chief Financial
                            Officer of Eberstadt
                            Asset Management since
                            1968. Prior to that, he
                            was a Senior Manager at
                            Price Waterhouse & Co.
                            Member of American
                            Institute of Certified
                            Public Accountants since
                            1953.

Garry L. Moody, #           See above.                        83     None
57
(2008)


----------
*    The address for each of the Fund's Directors is c/o AllianceBernstein L.P.,
     Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Funds' Directors.
+    Member of the Fair Value Pricing Committee.
++ Member of the Fair Value Pricing Committee for the AllianceBernstein Growth Fund only.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          Each Fund's Board has four standing committees -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Boards in their oversight of the Funds' financial reporting process. The Audit Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth and Greater China each met twice during the Funds' most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Boards. The Governance and Nominating Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth and Greater China each met four times during the Funds' most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a trustee submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Funds not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Funds did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Funds begin to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of a Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Funds (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Funds to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Funds; (v) the class or series and number of all shares of a fund of the Funds owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Funds' record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Funds, the candidate's ability to qualify as a disinterested Director or Trustee and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Funds made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Funds' NAV by more than $0.01 per share. The Fair Value Pricing Committee of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth and Greater China did not meet during the Funds' most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee of Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, International Growth, and Greater China each met six times during the Funds' most recently completed fiscal year.

          The dollar range of each Fund's securities owned by each Director or Trustee and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

ALLIANCEBERNSTEIN GROWTH FUND
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

                          DOLLAR RANGE         DOLLAR RANGE        DOLLAR RANGE        DOLLAR RANGE
                          OF EQUITY            OF EQUITY           OF EQUITY           OF EQUITY
                          SECURITIES IN        SECURITIES IN       SECURITIES IN       SECURITIES IN
                          THE GROWTH           LARGE CAP           SMALL/MID CAP       SMALL CAP
                          FUND AS OF           GROWTH AS OF        GROWTH AS OF        GROWTH AS OF
                          DECEMBER 31, 2008    DECEMBER 31, 2008   DECEMBER 31, 2008   DECEMBER 31, 2008
                          -----------------    -----------------   -----------------   -----------------

John H. Dobkin                     None        Over $100,000        $10,001-$50,000     $10,001-$50,000
Michael J. Downey                  None             None            $10,001-$50,000          None
William H. Foulk, Jr.       $1 - $10,000       $10,001 - $50,000       $1-$10,000       $10,001-$50,000
D. James Guzy                      None             None                  None               None
Nancy P. Jacklin                   None             None                  None               None
Garry L. Moody                     None        $10,001 - $50,000       $1-$10,000            None
Marshall C. Turner, Jr.            None             None            $10,001-$50,000          None
Earl D. Weiner                     None         $1 - $10,000           $1-$10,000            None

                          DOLLAR RANGE         DOLLAR RANGE         DOLLAR RANGE       AGGREGATE DOLLAR
                          OF EQUITY            OF EQUITY            OF EQUITY          RANGE OF EQUITY
                          SECURITIES IN        SECURITIES IN        SECURITIES IN      SECURITIES IN THE
                          GLOBAL THEMATIC      GLOBAL               INTERNATIONAL      ALLIANCEBERNSTEIN
                          GROWTH AS OF         GROWTH AS OF         GROWTH AS OF       FUND COMPLEX AS OF
                          DECEMBER 31, 2008    DECEMBER 31, 2008    DECEMBER 31, 2008  DECEMBER 31, 2008
                          -----------------    -----------------    -----------------  -----------------

John H. Dobkin               $10,001-$50,000          None         $10,001 - $50,000   Over $100,000
Michael J. Downey                 None                None              None           Over $100,000
William H. Foulk, Jr.        $10,001-$50,000          None         $10,001 - $50,000   Over $100,000
D. James Guzy                $10,001-$50,000          None              None           $10,001 - $50,000
Nancy P. Jacklin                  None                None         $10,001-$50,000     Over $100,000
Garry L. Moody                    None                None              None           Over $100,000
Marshall C. Turner, Jr.     $50,001-$100,000          None         $10,001 - $50,000   Over $100,000
Earl D. Weiner                    None                None         $10,001 - $50,000   Over $100,000

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                               AGGREGATE DOLLAR
                          DOLLAR RANGE         RANGE OF EQUITY
                          OF EQUITY            SECURITIES IN THE
                          SECURITIES IN        ALLIANCEBERNSTEIN
                          THE FUND AS OF       FUND COMPLEX AS OF
                          DECEMBER 31, 2008    DECEMBER 31, 2008
                          -----------------    -----------------

William H. Foulk, Jr.            None                Over $100,000
David H. Dievler                 None                Over $100,000
Garry L. Moody                   None                Over $100,000

Officer Information
-------------------

          Certain information concerning each Fund's officers is set forth below.

NAME, ADDRESS,*             POSITION(S)            PRINCIPAL OCCUPATION
AND AGE                     HELD WITH FUND         DURING PAST 5 YEARS
--------                    --------------         -------------------

All Funds
---------
Robert M. Keith,**          President and Chief    Executive Vice President of
49                          Executive Officer      the Adviser*** since July
                                                   2008; Director of
                                                   AllianceBernstein
                                                   Investments, Inc. ("ABI")***
                                                   and the head of ABI since
                                                   July 2008. Prior to joining
                                                   ABI in 2006, Executive
                                                   Managing Director of
                                                   Bernstein Global Wealth
                                                   Management, and prior
                                                   thereto, Senior Managing
                                                   Director and Global Head of
                                                   Client Service and Sales of
                                                   the Adviser's institutional
                                                   investment management
                                                   business since 2004. Prior
                                                   thereto, he was a Managing
                                                   Director and Head of North
                                                   American Client Service and
                                                   Sales in the Adviser's
                                                   institutional investment
                                                   management business, with
                                                   which he had been associated
                                                   since prior to 2004.

Philip L. Kirstein,         Senior Vice President  Senior Vice President and
64                          and Independent        Independent Compliance
                            Compliance Officer     Officer of the
                                                   AllianceBernstein Funds,
                                                   with which he has been
                                                   associated since October
                                                   2004.  Prior thereto, he was
                                                   Of Counsel to Kirkpatrick &
                                                   Lockhart, LLP from October
                                                   2003 to October 2004, and
                                                   General Counsel of Merrill
                                                   Lynch Investment Managers,
                                                   L.P. since prior to 2004.

Emilie D. Wrapp,            Secretary              Senior Vice President,
53                                                 Assistant General Counsel
                                                   and Assistant Secretary of
                                                   ABI,*** with which she has
                                                   been associated since prior
                                                   to 2004.

Joseph J. Mantineo,         Treasurer and Chief    Senior Vice President of
50                          Financial Officer      ABIS,*** with which he has
                                                   been associated since prior
                                                   to 2004.

Other Officers
--------------

Growth Fund
-----------

William D. Baird,           Vice President         Senior Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Maxwell Burns,              Vice President         Vice President of the
45                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Frank V. Caruso,            Vice President         Senior Vice President of the
53                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

John Fogarty,               Vice President         Senior Vice President of the
39                                                 Adviser*** since 2006.
                                                   Prior thereto he was a hedge
                                                   fund manager at Dialectic
                                                   Capital and Vardon Partners
                                                   since prior to 2004.

Komal Misra,                Vice President         Senior Vice President of the
42                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Matthew Rothschild,         Vice President         Vice President of the
37                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Lisa A. Shalett,            Vice President         Partner and Executive Vice
46                                                 President of the Adviser,***
                                                   with which she has been
                                                   associated since prior to
                                                   2004.

Pamela Tublin-Cook,         Vice President         Vice President of the
37                                                 Adviser*** since 2005.
                                                   Prior thereto, she was a
                                                   Director in the large
                                                   capitalization biotechnology
                                                   group at UBS since prior to
                                                   2004.

David Wheeler,              Vice President         Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Vadim Zlotnikov,            Vice President         Partner and Executive Vice
47                                                 President of the Adviser,***
                                                   with which he has been
                                                   associated since prior to
                                                   2004.

Phyllis J. Clarke,          Controller             Vice President of ABIS,***
48                                                 with which she has been
                                                   associated since prior to
                                                   2004.

Large Cap Growth
----------------

James G. Reilly,            Vice President         Executive Vice President of
48                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Michael J. Reilly,          Vice President         Senior Vice President of the
45                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Patrick Scott Wallace,      Vice President         Senior Vice President of the
45                                                 Adviser,*** with which he has
                                                   been associated since prior
                                                   to 2004.

Phyllis J. Clarke,          Controller             See above.
48

Small/Mid Cap Growth
--------------------

Bruce K. Aronow,            Vice President         Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

N. Kumar Kirpalani,         Vice President         Senior Vice President of the
55                                                 Adviser,*** with which he has
                                                   been associated since prior
                                                   to 2004.

Samantha S. Lau,            Vice President         Senior Vice President of the
37                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Wen-Tse Tseng,              Vice President         Vice President of the
43                                                 Adviser,***  with which he
                                                   has been associated since
                                                   March 2006. Prior thereto, he
                                                   was the healthcare-sector
                                                   portfolio manager for the
                                                   small-cap growth team at
                                                   William D. Witter since prior
                                                   to 2004.

Stephen Woetzel,            Controller             Vice President of ABIS,***
37                                                 with which he has been
                                                   associated since prior to
                                                   2004.

Small Cap Growth
----------------

Bruce K. Aronow,            Senior Vice President  See above.
43

N. Kumar Kirpalani,         Vice President         See above.
55

Samantha S. Lau,            Vice President         See above.
37

Wen-Tse Tseng,              Vice President         See above.
43

Phyllis J. Clarke,          Controller             See above.
48

Global Thematic Growth
----------------------

Joseph G. Carson,           Vice President         Senior Vice President of the
57                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Amy P. Raskin,              Vice President         Senior Vice President of the
38                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Andrew Reiss,               Vice President         Senior Vice President of the
40                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Robert W. Scheetz,          Vice President         Senior Vice President of the
43                                                 Adviser,*** with which he
                                                   has been associated with
                                                   since prior to 2004.

Lisa A. Shalett,            Vice President         See above.
46

Catherine D. Wood,          Vice President         Senior Vice President of the
53                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Vadim Zlotnikov,            Vice President         See above.
47

Phyllis J. Clarke,          Controller             See above.
48

Global Growth
-------------

William A. Johnston,        Vice President         Senior Vice President of
48                                                 AllianceBernstein Limited
                                                   ("ABL")*** and Vice President
                                                   of the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Steven Nussbaum,            Senior Vice President  Senior Vice President of the
45                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

David G. Robinson,          Vice President         Senior Vice President of ABL
38                                                 and Senior Vice President of
                                                   the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

James Ross,                 Vice President         Senior Vice President of
49                                                 ABL,*** with which he has
                                                   been associated since prior
                                                   to 2004.

Robert W. Scheetz,          Vice President         See above.
43

Jane E. Schneirov,          Vice President         Senior Vice President of the
39                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Lisa A. Shalett,            Senior Vice President  See above.
46

Christopher M. Toub,        Vice President         Executive Vice President of
50                                                 the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Paul J. Vogel,              Senior Vice President  Senior Vice President of the
36                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Janet A. Walsh,             Vice President         Senior Vice President of the
47                                                 Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Stephen Woetzel,            Controller             See above.
37

International Growth
--------------------

Hiromitsu Agata,            Vice President         Senior Vice President of
46                                                 AllianceBernstein Japan
                                                   Limited*** and Vice President
                                                   of the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Olalekan Akinyanmi,         Vice President         Vice President of the
38                                                 Adviser,*** with which he
                                                   has been associated since May
                                                   2006. Prior thereto, he was
                                                   an Associate Director at UBS
                                                   Investment Research, covering
                                                   the oil services industry
                                                   since prior to 2004.

Isabel Buccellati,          Vice President         Vice President of ABL*** and
40                                                 Vice President of the
                                                   Adviser,*** with which she
                                                   has been associated since
                                                   prior to 2004.

Gregory D. Eckersley,       Vice President         Senior Vice President of the
45                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

William A. Johnston,        Vice President         See above.
48

Ian Kirwan,                 Vice President         Vice President of the
34                                                 Adviser,*** with which he
                                                   has been associated with
                                                   since prior to 2004.

Michele Patri,              Vice President         Senior Vice President of
46                                                 ABL*** and Vice President of
                                                   the Adviser,*** with which
                                                   he has been associated since
                                                   prior to 2004.

Robert W. Scheetz,          Vice President         See above.
43

Lisa A. Shalett,            Vice President         See above.
46

Tassos Stassopoulos,        Vice President         Vice President of the
41                                                 Adviser,*** with which he
                                                   has been associated since
                                                   November 2007. Prior thereto,
                                                   he was a Managing Director
                                                   since 2005 and a senior
                                                   analyst and sector head for
                                                   Pan European Travel and
                                                   Leisure coverage at Credit
                                                   Suisse since prior to 2004.

Stephen Tong,               Vice President         Senior Vice President of
47                                                 ABL*** and Senior Vice
                                                   President of the Adviser,***
                                                   with which he has been
                                                   associated since prior to
                                                   2004.

Christopher M. Toub,        Vice President         See above.
50

Phyllis J. Clarke,          Controller             See above.
48

Greater China
-------------

Stephen M. Beinhacker,      Vice President         Senior Vice President of the
45                                                 Adviser,*** with which he
                                                   has been associated since
                                                   prior to 2004.

Richard Chow,               Vice President         Senior Vice President of
38                                                 AllianceBernstein Limited
                                                   Shanghai*** and Vice
                                                   President of the Adviser,***
                                                   with which he has been
                                                   associated since prior to
                                                   2004.

Vernon Yu,                  Vice President         Vice President of the
40                                                 Adviser*** and Research
                                                   Analyst of AllianceBernstein
                                                   Hong Kong Limited*** since
                                                   January 2005. Prior thereto,
                                                   he was a Senior Investment
                                                   Manager with HSBC Asset
                                                   Management since prior to
                                                   2004.

Stephen Woetzel,            Controller             See above.
37

----------
* The address for each of the Funds' Officers is 1345 Avenue of the Americas, New York, NY 10105.
** Mr. Keith was elected as President and Chief Executive Officer of the Funds as of September 23, 2008.

*** AllianceBernstein Japan Limited, the Adviser, ABI, ABIS, ABL, AllianceBernstein Hong Kong Limited and AllianceBernstein Limited Shanghai are affiliates of the Funds.

          The Funds do not pay any fees to, or reimburse expenses of, their Directors who are considered an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Funds. The aggregate compensation paid to each of the Directors by each Fund for the fiscal year ended June 30, 2009 or July 31, 2009, as applicable, the aggregate compensation paid to each of the Directors during calendar year 2008 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within the companies) in the AllianceBernstein Fund Complex with respect to which each of the Trustees or Directors serves as a director or trustee, are set forth below. Neither the Funds nor any other registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Trustees or Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

ALLIANCEBERNSTEIN GROWTH FUND
ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND
ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO
ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND
ALLIANCEBERNSTEIN GLOBAL GROWTH FUND
ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

                          Aggregate         Aggregate     Aggregate       Aggregate
                          Compensation      Compensation  Compensation    Compensation
Name of Trustee or        from the Growth   from Large    from Small/     from Small
Director                  Fund              Cap Growth    Mid Cap Growth  Cap Growth
------------------        ---------------   ------------  --------------  ------------

John H. Dobkin             $5,460            $5,460         $5,460          $5,460
Michael J. Downey          $5,460            $5,460         $5,460          $5,460
William H. Foulk, Jr.     $10,282           $10,282        $10,282         $10,282
D. James Guzy              $5,460            $5,460         $5,460          $5,460
Nancy P. Jacklin           $5,460            $5,460         $5,460          $5,460
Garry L. Moody             $6,247            $6,247         $6,247          $6,247
Marshall C. Turner, Jr.    $5,460            $5,460         $5,460          $5,460
Earl D. Weiner             $5,874            $5,874         $5,874          $5,874

                                                                             Total
                                                                             Compensation
                         Aggregate                                           from the
                         Compensation    Aggregate      Aggregate            AllianceBernstein
                         from Global     Compensation   Compensation         Fund Complex,
Name of Trustee or       Thematic        from Global    from International   Including the
Director                 Growth          Growth         Growth               Funds
------------------       ------------    ------------   ------------------   -----------------

John H. Dobkin                 $5,460          $5,460         $5,460             $245,470
Michael J. Downey              $5,460          $5,460         $5,460             $243,300
William H. Foulk, Jr.         $10,282         $10,282        $10,282             $486,700
D. James Guzy                  $5,460          $5,460         $5,460             $243,300
Nancy P. Jacklin               $5,460          $5,460         $5,460             $244,500
Garry L. Moody                 $6,247          $6,247         $6,247             $269,230
Marshall C. Turner, Jr.        $5,460          $5,460         $5,460             $243,300
Earl D. Weiner                 $5,874          $5,874         $5,874             $261,300

                                              Total Number
                          Total Number        of Investment
                          of Investment       Portfolios within
                          Companies in the    the Alliance-
                          AllianceBernstein   Bernstein Fund
                          Fund Complex,       Complex,
                          Including the       Including the
                          Fund, as to which   Fund, as to which
                          the Trustees or     the Trustees or
                          Director is a       Director is a
Name of Trustee or        Director or         Director or
Director                  Trustee             Trustee
------------------        -----------------   -----------------

John H. Dobkin                       32              84
Michael J. Downey                    32              84
William H. Foulk, Jr.                34              86
D. James Guzy                        32              84
Nancy P. Jacklin                     32              84
Garry L. Moody                       31              83
Marshall C. Turner, Jr.              32              84
Earl D. Weiner                       32              84


          As of October 2, 2009, the Directors and officers of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, and International Growth as a group owned less than 1% of the shares of the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Global Growth, and International Growth, respectively.

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                                                 Total Number
                                                             Total Number        of Investment
                                                             of Investment       Portfolios within
                                                             Companies in the    the Alliance-
                                                             AllianceBernstein   Bernstein Fund
                                        Total                Fund Complex,       Complex,
                                        Compensation         Including the       Including the
                         Aggregate      from the             Fund, as to which   Fund, as to which
                         Compensation   AllianceBernstein    the Director is a   the Director is a
                         from           Fund Complex,        Director or         Director or
Name of Director         Greater China  Including the Fund   Trustee             Trustee
----------------------   -------------  ------------------   -----------------   -----------------

William H. Foulk, Jr.      $10,282       $486,700                       34                  86
David H. Dievler            $4,000       $123,100                        1                   1
Garry L. Moody              $6,247       $269,230                       31                  83


          As of October 2, 2009, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUNDS

--------------------------------------------------------------------------------

          In addition to the payments to the Adviser under the Advisory Agreement described above, the Funds pays certain other costs including (a) brokerage and commission expenses, (b) federal, state and local taxes, including issue and transfer taxes incurred by or levied on the Fund, (c) interest charges on borrowing, (d) fees and expenses of registering the shares of the Fund under the appropriate federal securities laws and of qualifying shares of the Fund under applicable state securities laws including expenses attendant upon renewing and increasing such registrations and qualifications, (e) expenses of printing and distributing the Fund's prospectuses and other reports to shareholders, (f) costs of proxy solicitations, (g) transfer agency fees described below, (h) charges and expenses of the Fund's custodian, (i) compensation of the Fund's officers, Directors and employees who do not devote any part of their time to the affairs of the Adviser or its affiliates, (j) costs of stationery and supplies and (k) such promotional expenses as may be contemplated by the Distribution Services Agreement described below.

Distribution Services Arrangements
----------------------------------

          Each Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with distribution of its Class A shares, Class B shares, Class C shares, and for all Funds except for Greater China, its Class R shares and Class K shares, in accordance with a plan of distribution that is included in the Agreement and that has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


          During the fiscal year ended July 31, 2009 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth Fund with respect to Class A shares, the distribution services fees for expenditures payable to ABI amounted to $1,465,873, $2,550,377, $709,866, $373,907, $2,093,202, $116,156, $38,532 and $3,840,701,
respectively, which constituted 0.30%, 0.30%, 0.23%, 0.27%, 0.30%, 0.30%, 0.30%
and 0.30%, annually, of the respective Fund's aggregate average daily net assets attributable to Class A shares during the fiscal year. The Adviser made payments from its own resources aggregating $123,400, $148,215, $229,924, $22,065,
$392,021, $163,367, $125,571 and $0, respectively.

          For the fiscal year ended July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class A shares were as follows:

                                                                          Global
Category of                          Large Cap   Small/Mid  Small Cap   Thematic
Expense                Growth Fund      Growth         Cap     Growth     Growth
-------                -----------      ------         ---     ------     ------

Advertising/
Marketing                      $0          $0          $0          $0         $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders               $9,623     $22,709      $1,697      $3,660     $8,960

Compensation to
Underwriters              $98,908    $107,839    $690,524     $14,852   $187,070

Compensation to
Dealers                $1,328,825  $2,398,804     $95,717    $354,383 $2,001,496

Compensation to
Sales Personnel                $0     $17,019        $942          $0     $3,539

Interest,
Carrying or
Other Financing
Charges                        $0          $0          $0          $0         $0

Other (Includes
Personnel costs of
those home office
employees involved
in the distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel conducting
seminars)                $151,918    $152,221    $150,910     $23,077   $284,158

Totals                 $1,589,274  $2,698,592    $939,790    $395,972 $2,485,223


Category of
Expense             Greater China   Global Growth   International Growth
-------             -------------   -------------   --------------------

Advertising/
Marketing                      $0          $0                     $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders               $1,039        $373                 $7,086

Compensation to
Underwriters              $47,880     $14,667               $205,134

Compensation to
Dealers                  $159,237    $119,011             $2,972,383

Compensation to
Sales Personnel            $7,585      $1,468                $21,145

Interest,
Carrying or
Other Financing
Charges                        $0          $0                     $0

Other (Includes
Personnel costs of
those home office
employees
involved in the
distribution effort
and the travel-
related expenses
incurred by the
marketing
personnel
conducting
seminars)                 $63,782     $28,584               $342,440

Totals                   $279,523    $164,103             $3,548,188


          During the fiscal year ended July 31, 2009 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth Fund with respect to Class B shares, the distribution services fees for expenditures payable to ABI amounted to $668,256, $1,792,643, $122,187, $142,548, $1,141,210, $104,733, $10,708 and $738,752, respectively, which constituted 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00% and 1.00%,
annually, of the respective Fund's aggregate average daily net assets attributable to Class B shares during the fiscal year. The Adviser made payments from its own resources aggregating $0, $0, $0, $0, $0, $0, $0 and $0, respectively. For Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth, Greater China, Global Growth and International Growth, $30,497, $1,152,612, $71,802, $89,298, $113,867, $57,162, $5,153 and
$288,456, respectively, may be used to offset the distribution services fees paid in futures years.

          For the fiscal year ended July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class B shares were as follows:

                                                                          Global
Category of                         Large Cap   Small/Mid   Small Cap   Thematic
Expense               Growth Fund      Growth         Cap      Growth     Growth
-------               -----------      ------         ---      ------     ------

Advertising/
Marketing                      $0          $0          $0          $0         $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders               $1,998      $6,484        $384        $672     $2,764

Compensation to
Underwriters              $30,128     $10,770     $39,849        $657    $16,562

Compensation to
Dealers                  $279,178    $603,990      $3,887     $50,729   $981,510

Compensation to
Sales Personnel                $0        $844          $0        $121       $862

Interest,
Carrying or
Other Financing
Charges                        $0          $0          $0          $0         $0

Other (Includes
Personnel costs of
those home office
employees
involved in the
distribution effort
and the travel-
related expenses
incurred by the
marketing
personnel
conducting
seminars)                 $46,455     $17,943      $6,265      $1,071    $25,645

Totals                   $357,759    $640,031     $50,385     $53,250 $1,027,343


Category of
Expense             Greater China    Global Growth       International Growth
-------             -------------    -------------       --------------------

Advertising/
Marketing                      $0          $0                      $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders                 $386        $127                  $1,455

Compensation to
Underwriters               $6,624        $630                  $2,341

Compensation to
Dealers                   $28,212      $3,527                $441,546

Compensation to
Sales Personnel              $687         $17                    $812

Interest,
Carrying or
Other Financing
Charges                        $0          $0                      $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                 $11,661      $1,254                  $4,142

Totals                    $47,571      $5,555                $450,296


          During the fiscal year ended July 31, 2009 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth Fund with respect to Class C shares, the distribution services fees for expenditures payable to ABI amounted to $639,137, $1,878,727, $92,202, $132,043, $1,009,849, $136,210, $17,833 and $3,015,303, respectively, which constituted 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00%, 1.00% and 1.00%,
annually, of the respective Fund's aggregate average daily net assets attributable to Class C shares during the fiscal year. The Adviser made payments from its own resources aggregating $26,384, $0, $21,004, $2,109, $26,410,
$47,406, $0 and $0, respectively. For Large Cap Growth, Global Growth and International Growth, $9,847, $658 and $665,427, respectively, may be used to offset the distribution services fees paid in future years.

          For the fiscal year ended July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class C shares were as follows:

                                                                          Global
Category of                         Large Cap   Small/Mid   Small Cap   Thematic
Expense               Growth Fund      Growth         Cap      Growth     Growth
-------               -----------      ------         ---      ------     ------

Advertising/
Marketing                      $0          $0          $0          $0         $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders               $1,284      $5,995        $185        $474     $1,990

Compensation to
Underwriters              $11,272      $5,771     $97,495        $707     $7,889

Compensation to
Dealers                  $635,461  $1,847,511      $6,284    $131,578 $1,013,114

Compensation to
Sales Personnel                $0         $10          $5        $205     $1,411

Interest,
Carrying or
Other Financing
Charges                        $0          $0          $0          $0         $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                 $17,504      $9,593      $9,237      $1,179    $11,855

Totals                   $665,521  $1,868,880    $113,206    $134,152 $1,036,259


Category of
Expense             Greater China    Global Growth       International Growth
-------             -------------    -------------       --------------------

Advertising/
Marketing                      $0          $0                      $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders                 $193        $132                  $2,856

Compensation to
Underwriters              $14,460     $16,218                 $20,141

Compensation to
Dealers                  $144,019        $281              $2,278,205

Compensation to
Sales Personnel            $1,572         $29                 $10,846

Interest,
Carrying or
Other Financing
Charges                        $0          $0                      $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                 $23,372        $515                 $37,828

Totals                   $183,616     $17,175              $2,349,876


          During the fiscal year ended July 31, 2009 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2009 for Global Growth and International Growth Fund with respect to Class R shares, the distribution services fees for expenditures payable to ABI amounted to $4,249, $5,289, $9,552, $10,824, $18,860, $46 and $214,565, respectively, which constituted
0.50%, 0.50%, 0.50%, 0.50%, 0.50%, 0.50% and 0.50%, annually, of the respective
Fund's aggregate average daily net assets attributable to Class R shares during the fiscal year. The Adviser made payments from its own resources aggregating $10,077, $2,358, $23,697, $5,002, $17,231, $10 and $0, respectively. For
International Growth, $1,648 may be used to offset the distribution services fees paid in future years.


          For the fiscal year ended July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2009 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class R shares were as follows:

                                                                          Global
Category of                         Large Cap   Small/Mid   Small Cap   Thematic
Expense               Growth Fund      Growth         Cap      Growth     Growth
-------               -----------      ------         ---      ------     ------

Advertising/
Marketing                      $0          $0          $0          $0         $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders                   $0          $0          $0         $13         $0

Compensation to
Underwriters               $2,751        $613     $17,050      $1,447     $4,923

Compensation to
Dealers                    $7,339      $5,544      $6,401     $12,542    $23,914

Compensation to
Sales Personnel                $0        $504          $0          $0       $400

Interest,
Carrying or
Other Financing
Charges                        $0          $0          $0          $0         $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                  $4,236        $986      $9,798      $1,824     $6,854

Totals                    $14,326      $7,659     $33,249     $15,826    $36,091


Category of
Expense             Global Growth       International Growth
-------             -------------       --------------------

Advertising/
Marketing                      $0                      $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders                   $1                      $0

Compensation to
Underwriters                   $7                 $13,176

Compensation to
Dealers                       $39                $177,808

Compensation to
Sales Personnel                $0                  $2,616

Interest,
Carrying or
Other Financing
Charges                        $0                      $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                      $9                 $19,317

Totals                        $56                $212,917


          During the fiscal year ended July 31, 2009 for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2009 for Global Growth and International Growth Fund with respect to Class K shares, the distribution services fees for expenditures payable to ABI amounted to $2,386, $71,675, $1,261, $9,204, $6,658, $1,277 and $25,718, respectively, which constituted
0.25%, 0.25%, 0.25%, 0.25%, 0.25%, 0.25% and 0.25%, annually, of the respective
Fund's aggregate average daily net assets attributable to Class K shares during the fiscal year. The Adviser made payments from its own resources aggregating $29,903, $9,784, $7,529, $3,208, $8,311, $8,961 and $3,130, respectively.

          For the fiscal year ended July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth and during the fiscal year ended June 30, 2009 for Global Growth and International Growth, expenses incurred by each Fund and costs allocated to each Fund in connection with activities primarily intended to result in the sale of Class K shares were as follows:

                                                                          Global
Category of                         Large Cap   Small/Mid   Small Cap   Thematic
Expense               Growth Fund      Growth         Cap      Growth     Growth
-------               -----------      ------         ---      ------     ------

Advertising/
Marketing                      $0          $0          $0          $0         $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders                   $0          $0         $20          $0         $0

Compensation to
Underwriters               $7,238     $10,549      $3,770      $1,767     $3,024

Compensation to
Dealers                   $11,056     $51,963      $2,312      $7,085     $6,914

Compensation to
Sales Personnel              $246          $0          $0        $744       $141

Interest,
Carrying or
Other Financing
Charges                        $0          $0          $0          $0         $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                 $13,659     $81,459      $2,688      $2,816     $4,890

Totals                    $32,289     $71,675      $8,790     $12,412    $14,969


Category of
Expense             Global Growth       International Growth
-------             -------------       --------------------

Advertising/
Marketing                      $0                      $0

Printing and
Mailing of
Prospectuses
and Semi-Annual
and Annual
Reports to
Other than
Current
Shareholders                   $0                      $3

Compensation to
Underwriters               $2,100                   $2,234

Compensation to
Dealers                    $3,425                 $22,585

Compensation to
Sales Personnel              $608                    $456

Interest,
Carrying or
Other Financing
Charges                        $0                      $0

Other (Includes
Personnel costs
of those home
office employees
involved in the
distribution
effort and the
travel-related
expenses incurred
by the marketing
personnel
conducting
seminars)                  $4,105                  $3,570

Totals                    $10,238                 $28,848

          Distribution services fees are accrued daily and paid monthly and charged as expenses of each Fund as accrued. The distribution services fees attributable to the Class B, Class C, Class R and Class K shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard the purpose and function of the combined contingent deferred sales charge ("CDSC") and respective distribution services fee on the Class B shares and Class C shares and distribution services fees on the Class R shares and the Class K shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and/or distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

          With respect to Class A shares of each Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B, Class C, Class R and Class K shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B, Class C, Class R and Class K shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

          For the fiscal year ended July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and during the fiscal year ended June 30, 2009 for Global Growth and International Growth, unreimbursed distribution expenses incurred and carried over of reimbursement in future years in respect of the Class B, Class C, Class R (except for Greater China) and Class K (except for Greater China) shares of each Fund were as follows:


                                       Large Cap       Small/Mid      Small Cap
Class                 Growth Fund         Growth      Cap Growth         Growth
-----                 -----------         ------      ----------         ------

Class B                        $0   $180,070,150      $6,009,911    $20,511,225
  (% of the net
  assets of Class
  B)                           0%         122.46%          57.28%        164.47%

Class C                        $0    $17,015,005      $2,395,918      $2,352,094
  (% of the net
  assets of Class
  C)                           0%           8.50%          24.90%         17.75%

Class R                        $0        $37,717        $168,815         $58,413
  (% of the net
  assets of Class
  R)                           0%           2.09%           8.61%          1.98%

Class K                        $0        $93,528         $91,712         $24,375
  (% of the net
  assets of Class
  K)                           0%           0.24%           9.98%          0.46%


                  Global Thematic      Global   International
Class                      Growth      Growth          Growth    Greater China
-----                      ------      ------          ------    -------------

Class B               $66,084,192        $28,884      $6,481,552      $2,242,418
  (% of the net
  assets of Class
  B)                       63.10%           3.87%         11.61%          18.69%

Class C                $7,596,161        $77,708       $3,785,197     $1,423,983
  (% of the net
  assets of Class
  C)                        6.47%           5.14%         1.66%            8.78%

Class R                  $122,090         $1,654        $383,575             N/A
  (% of the net
  assets of Class
  R)                        2.35%          16.03%           0.93%            N/A

Class K                   $16,927        $10,692         $85,039             N/A
  (% of the net
  assets of Class
  K)                        0.39%          1.76%            0.74%            N/A

          The Rule 12b-1 Plan is in compliance with rules of the Financial Industry Regulatory Authority ("FINRA"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of each Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Funds and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

          The Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Directors of the Funds or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Funds who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement for an additional annual term at their meetings held on May 5 - 7, 2009.

          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph, and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.

          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A, Class B, Class C, Class R or Class K shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, receives a transfer agency fee per account holder of each of the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares of the Funds plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A, Class R, Class K, Class I and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China and for the fiscal year ended June 30, 2009 for Global Growth and International Growth, the Fund paid ABIS $1,868,424, $3,927,628, $691,069, $531,730, $3,074,449, $105,579, $36,093 and $1,697,663,
respectively, for transfer agency services.

          ABIS acts as the transfer agent for each Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Funds often do not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. Each Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.25% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Funds, the Adviser and ABI have each adopted Codes of Ethics pursuant to Rule 17j-1 of the Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Funds have adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix C.

          Information regarding how each Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2009 for Global Growth and International Growth and July 31, 2009 for Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth, Global Thematic Growth and Greater China is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

          Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchase of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

General
-------

          Shares of the Funds are offered on a continuous basis at a price equal to its NAV plus an initial sales charge at the time of purchase (the "Class A shares"), with a contingent deferred sales charge ("CDSC") (the "Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), to group retirement plans, as defined below, eligible to purchase Class R shares, without any initial sales charge or CDSC ("Class R shares"), to group retirement plans eligible to purchase Class K shares without any initial sales charge or CDSC ("Class K shares"), to group retirement plans and certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates eligible to purchase Class I shares, without any initial sales charge or CDSC ("Class I shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. All classes of shares of the Funds, except Class I and Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Funds that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents"), and (iii) ABI. Greater China does not offer Class R shares, Class K shares or Class I shares.

          Investors may purchase shares of the Funds either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of financial intermediaries distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, a Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          Each Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. There is no guarantee that the Funds will be able to detect excessive or short-term trading and to identify shareholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Shareholders should be aware that application of these policies may have adverse consequences, as described below, and avoid frequent trading in Fund shares through purchases, sales and exchanges of shares. Each Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-Term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management and cause a Fund to sell shares at inopportune times to accommodate redemptions relating to short-term trading. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, a Fund may incur increased administrative and other expenses due to excessive or short-term trading, including increased brokerage costs and realization of taxable capital gains.

          Funds that may invest significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). All Funds may be adversely affected by price arbitrage.

          Policy Regarding Short-Term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Funds will seek to prevent patterns of excessive purchases and sales of Fund shares to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

o Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

o Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. As a result, unless the shareholder redeems his or her shares, which may have consequences if the shares have declined in value, a CDSC is applicable or adverse tax consequences may result, the shareholder may be "locked" into an unsuitable investment. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds apply their surveillance procedures to these omnibus account arrangements. As required by Commission rules, the Funds have entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Funds, upon the request of the Funds or their agents, with individual account level information about their transactions. If the Funds detect excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, the financial intermediaries will also execute instructions from the Funds to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail).

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-Term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          A Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of a Fund is its NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the total assets attributable to a class, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of a Fund are expected to be substantially the same. However, the NAVs of the Class B, Class C and Class R shares will generally be slightly lower than the NAVs of the Class A, Class K, Class I and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          A Fund will accept unconditional orders for its shares to be executed at the public offering price equal to its NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Mutual Fund Application or an "Autobuy" application, both of which may be obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of the Funds represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B shares and Class C shares bear the expense of the CDSC, (ii) Class B shares, Class C shares and Class R shares each bear the expense of a higher distribution services fee than that borne by Class A shares and Class K shares, and Class I shares and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A, Class R, Class K, Class I and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B, Class C, Class R and Class K shares has exclusive voting rights with respect to provisions of the Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances, and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Funds have determined that currently no conflict of interest exists between or among the classes of shares of the Funds. On an ongoing basis, the Directors of the Funds, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. See "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a four-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the four-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of the Growth Fund were $141,897, $259,173 and $323,616, respectively. Of those amounts, ABI retained $6,279, $11,504 and $13,722, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, ABI received CDSCs of $7,449, $10,444 and $18,271, respectively, on Class A shares, $56,927, $90,794 and $217,156, respectively, on Class B shares, and $3,114, $6,970 and $19,163, respectively, on Class C shares.


          During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of the Large Cap Growth were $501,686, $501,074 and $578,692, respectively. Of those amounts, ABI retained $12,576, $21,544 and $23,419, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, ABI received CDSCs of $39,780, $27,125 and $33,578, respectively, on Class A shares, $114,896,
$204,709 and $454,978, respectively, on Class B shares, and $9,744, $16,361 and $34,461, respectively, on Class C shares.


          During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of Small/Mid Cap Growth were $64,359, $145,693 and $204,305, respectively. Of those amounts, ABI retained $2,465, $6,158 and $7,394, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, ABI received CDSCs of $2,076, $15,148 and $39,545, respectively, on Class A shares, $8,973, $19,881 and $45,060, respectively, on Class B shares, and $848, $1,551 and $9,559, respectively, on Class C shares.


          During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of Small Cap Growth were $84,859, $132,583 and $128,211, respectively. Of those amounts, ABI retained $2,610, $4,414 and $4,492, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, ABI received CDSCs of $2,947, $4,809 and $13,865, respectively, on Class A shares, $12,336, $19,359 and $36,058, respectively, on Class B shares, and $1,354, $942 and $2,270, respectively, on Class C shares.


          During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of Global Thematic Growth were $300,907, $483,572 and $459,149, respectively. Of those amounts, ABI retained $11,751, $20,749 and $14,489, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, ABI received CDSCs of $9,260, $21,202 and $31,381, respectively, on Class A shares, $80,607,
$128,446 and $280,508, respectively, on Class B shares, and $4,780, $9,925 and $11,780, respectively, on Class C shares.


          During the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of Global Growth were $8,510, $12,507 and $33,018, respectively. Of those amounts, ABI retained $474, $1,774 and $2,174, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended June 30, 2009, July 30, 2008 and July 30, 2007, ABI received CDSCs of $139, $233 and $49, respectively, on Class A shares, $2,420, $2,441 and $2,836, respectively, on Class B shares, and $671, $1,510 and $4,429, respectively, on Class C shares.


          During the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of International Growth were $664,271, $2,503,970 and $3,061,013, respectively. Of those amounts, ABI retained $22,006, $127,365 and $164,851, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended June 30, 2009, July 30, 2008 and July 30, 2007, ABI received CDSCs of $23,638, $26,977 and $33,943, respectively, on Class A shares, $145,379,
$133,097 and $96,366, respectively, on Class B shares, and $130,386, $110,723 and $72,416, respectively, on Class C shares.


          During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the aggregate amounts of underwriting commissions payable with respect to shares of Greater China were $60,678, $304,537 and $475,811, respectively. Of those amounts, ABI retained $3,930, $20,672 and $31,522, respectively, representing that portion of the sales charges paid on Class A shares which was not reallocated to selected dealers. During the Fund's fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, ABI received CDSCs of $102, $397 and $303, respectively, on Class A shares, $31,127, $60,865 and $32,625, respectively, on Class B shares, and $5,006, $20,936 and $14,312, respectively, on Class C shares.

          Class A Shares. The public offering price of Class A shares is the NAV plus a sales charge, as set forth below:

                                  Sales Charge
                                  ------------
                                                               Discount or
                                                   As %        Commission
                                       As %       of the     to Dealers or
                                      of Net      Public    Agents of up to
                                      Amount    Offering     % of Offering
Amount of Purchase                   Invested     Price          Price
------------------                   --------     -----          -----

Up to $100,000..................         4.44%     4.25%          4.00%
$100,000 up to $250,000.........         3.36      3.25           3.00
$250,000 up to $500,000.........         2.30      2.25           2.00
$500,000 up to $1,000,000*......         1.78      1.75           1.50

----------
* There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "-- Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "Class B Shares - Conversion Feature" and " - Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown in the Prospectus less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. A Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

               (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management Division;

               (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse or domestic partner, sibling, direct ancestor or direct descendant (collectively, "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;

              (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;

               (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services; and

               (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans and Tax-Deferred Accounts."

          Class B Shares.
          ---------------

          Effective January 31, 2009, sales of Class B shares of the Funds to new investors were suspended. Class B shares are only issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund's Automatic Investment Program for accounts that established the Program prior to January 31, 2009, and
(iv) for purchases of additional Class B shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009.

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Eight years after the end of the calendar month in which the shareholder's purchase order was accepted Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A shares, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period, which may extend beyond the period ending eight years after the end of the calendar month in which the shareholder's purchase order was accepted.

          Class C Shares. Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge, so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within four years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1%, as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred Accounts" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 3.0% (the applicable rate in the second year after purchase as set forth below).

          For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                           Contingent Deferred Sales
                                         Charge for the Fund as a % of
              Year Since Purchase        Dollar Amount Subject to Charge
              -------------------        -------------------------------

              First                                   4.00%
              Second                                  3.00%
              Third                                   2.00%
              Fourth                                  1.00%
              Fifth and Thereafter                     None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or Class C shares, as applicable, or purchase of CollegeBoundfund units.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of the Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.

          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the United States Internal Revenue Code of 1986, as amended, (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70 1/2,
(iii) that had been purchased by present or former Directors of the Funds, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Programs--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan,
(vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares that are not subject to a CDSC, where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.

          Class R Shares. Class R shares are offered only to group retirement plans that have plan assets of up to $10 million. Class R shares are not available to retail non-retirement accounts, traditional or Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and to AllianceBernstein sponsored retirement products. Class R shares incur a ..50% distribution services fee and thus have a higher expense ratio than Class A shares, Class K shares and Class I shares and pay correspondingly lower dividends than Class A shares, Class K shares and Class I shares.

          Class K Shares. Class K shares are available at NAV to group retirement plans that have plan assets of at least $1 million. Class K shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class K shares do not have an initial sales charge or CDSC but incur a .25% distribution services fee and thus (i) have a lower expense ratio than Class R shares and pay correspondingly higher dividends than Class R shares and (ii) have a higher expense ratio than Class I shares and pay correspondingly lower dividends than Class I shares.

          Class I Shares. Class I shares are available at NAV to all group retirement plans that have plan assets in excess of $10 million and to certain investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates. Class I shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and AllianceBernstein sponsored retirement products. Class I shares do not incur any distribution services fees and will thus have a lower expense ratio and pay correspondingly higher dividends than Class R and Class K shares.

          Advisor Class Shares. Advisor Class shares may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary, or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A Shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, Class C, Class R or Class K shares.

Alternative Purchase Arrangements - Group Retirement Plans and Tax-Deferred
---------------------------------------------------------------------------
Accounts
--------

          A Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A and Class B CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. A Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption. Class A shares are also available at NAV to group retirement plans with plan assets in excess of $10 million. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's distribution service plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Class R Shares. Class R shares are available to certain group retirement plans with plan assets of up to $10 million. Class R shares are not subject to front-end sales charge or CDSC, but are subject to a .50% distribution fee.

          Class K Shares. Class K shares are available to certain group retirement plans with plan assets of at least $1 million. Class K shares are not subject to a front-end sales charge or CDSC, but are subject to a .25% distribution fee.

          Class I Shares. Class I shares are available to certain group retirement plans with plan assets of at least $10 million and certain institutional clients of the Adviser who invest at least $2 million in a Fund. Class I shares are not subject to a front-end sales charge, CDSC or a distribution fee.

          Choosing a Class of Shares for Group Retirement Plans. Plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest.

          It is expected that the Funds will eventually offer only Class R, Class K and Class I shares to group retirement plans. Currently, the Funds also make their Class A shares available at NAV to group retirement plans with plan assets in excess of $10 million. Unless waived under the circumstances described above, a 1%, 1-year CDSC applies to the sale of Class A shares by a plan. Because Class K shares have no CDSC and lower 12b-1 distribution fees and Class I shares have no CDSC and Rule 12b-1 distribution fees, plans should consider purchasing Class K or Class I shares, if eligible, rather than Class A shares.

          In selecting among the Class A, Class K and Class R shares, plans purchasing shares through a financial intermediary that is not willing to waive advance commission payments (and therefore are not eligible for the waiver of the 1%, 1-year CDSC applicable to Class A shares) should weigh the following:

     o the lower Rule 12b-1 distribution fees (0.30%) and the 1%, 1-year CDSC with respect to Class A shares;

     o the higher Rule 12b-1 distribution fees (0.50%) and the absence of a CDSC with respect to Class R shares; and

     o the lower Rule 12b-1 distribution fees (0.25%) and the absence of a CDSC with respect to Class K shares.

          Because Class A and Class K shares have lower Rule 12b-1 distribution fees than Class R shares, plans should consider purchasing Class A or Class K shares, if eligible, rather than Class R shares.

          As described above, effective January 31, 2009, sales of Class B shares to new investors were suspended. While Class B shares were generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plans should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A, Class R, Class K and Class I shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of a Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by (i) an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -AllianceBernstein 2050 Retirement Strategy
  -AllianceBernstein 2055 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Intermediate Bond Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Diversified Yield Fund, Inc.
AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
AllianceBernstein Global Growth Fund, Inc.
AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Income Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Small/Mid Cap Growth Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of a Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

          For example, if an investor owned shares of an AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of a Fund worth an additional $100,000, the initial sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Letter of Intent, which expresses the investor's intention to invest at least $100,000 in Class A shares of a Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent. At the investor's option, a Letter of Intent may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs the Letter of Intent, in which case the 13-month period during which the Letter of Intent is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Letter of Intent is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent. For example, if at the time an investor signs a Letter of Intent to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Letter of Intent in conjunction with their initial investment in Class A shares of a Fund can obtain a form of Letter of Intent by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.

          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinvestment of such shares. The reinstatement privilege for Class B Shares is not available after January 31, 2009. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.

          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Mutual Fund Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of a Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70 1/2 who wishes to establish a systematic withdrawal plan to help satisfy a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of a Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not end automatically when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of a Fund should complete the appropriate portion of the Mutual Fund Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A Shares, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of a Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

          In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.

          In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.

          In the case of Class R and Class K shares up to 100% of the Rule 12b-1 fee applicable to Class R and Class K shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class R and Class K shares.

          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.

          Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

     o    upfront sales commissions;

     o    Rule 12b-1 fees;

     o    additional distribution support;

     o    defrayal of costs for educational seminars and training; and

     o payments related to providing shareholder record-keeping and/or transfer agency services.

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2009, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $15.5 million. In 2008, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          Each Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      Ameriprise Financial Services
      AXA Advisors
      Bank of America
      Cadaret, Grant & Co.
      CCO Investment Services Corp.
      Chase Investment Services
      Citigroup Global Markets
      Commonwealth Financial Network
      Donegal Securities
      ING Advisors Network
      LPL Financial Corporation
      Merrill Lynch
      Morgan Stanley & Co. Incorporated
      Northwestern Mutual Investment Services
      Raymond James
      RBC Capital Markets Corporation
      Robert W. Baird
      SagePoint Financial, Inc.
      UBS AG
      UBS Financial Services
      Wachovia Securities
      Wells Fargo Investments

          Although a Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

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                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, each Fund will redeem the shares tendered to them, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash but may be made, at the option of the Fund, in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds from Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of a Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of a Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the relevant Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no share certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Mutual Fund Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Mutual Fund Application.

          Telephone Redemptions-General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through ABI or financial intermediaries. The repurchase price will be the NAV next determined after the ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of the close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and that financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the relevant Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

--------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES

--------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of a Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the financial intermediary designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Mutual Fund Application. As of January 31, 2009, the Automatic Investment Program is available for purchase of Class B shares only if a shareholder was enrolled in the Program prior to January 31, 2009. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $50 monthly minimum.

Exchange Privilege
------------------

          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the other AllianceBernstein Mutual Funds in which you wish to invest offer shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present directors or trustees of any AllianceBernstein Mutual Fund, (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates and (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee for service in the nature of investment advisory or administrative services may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the AllianceBernstein Mutual Fund into which you are exchanging before submitting the request. Call ABIS at
(800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Mutual Fund Application. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on the Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on the Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Funds being acquired may legally be sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Funds' independent registered public accounting firm, KPMG LLP or Ernst & Young LLP, as applicable, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

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                                 NET ASSET VALUE

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          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value as determined in good faith by the Board. The Board has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (k) credit default swaps may be valued on the basis of a mid price. A broker-dealer will provide a bid and offer spread, where a mean is calculated and thereafter used to calculate a mid price; and

          (l) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Each Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Boards' oversight, each Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          Each Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board.

          The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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          Dividends paid by the Funds, if any, with respect to Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares will be calculated in the same manner at the same time on the same day and will be in the same amount, except that the higher distribution services fee applicable to Class B and C shares, and any incremental transfer agency costs relating to Class B and Class C shares, will be borne exclusively by the class to which they relate.

          The following summary addresses only the principal United States federal income tax considerations pertinent to the Funds and to shareholders of the Funds. This summary does not address the United States federal income tax consequences of owning shares to all categories of investors, some of which may be subject to special rules. Following the summary of federal income tax matters is a summary of principal Greater China country tax matters pertinent to the Fund and its shareholders. The summaries for the United States and the Greater China countries are based upon the advice of counsel for the Fund with respect to the country involved and upon current law and interpretations thereof. No confirmation has been obtained from the relevant tax authorities. There is no assurance that the applicable laws and interpretations will not change.

          In view of the individual nature of tax consequences, each shareholder is advised to consult the shareholder's own tax adviser with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local, foreign and other tax laws and the effects of changes therein.

United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

          Each Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, a Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met:
(a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in (i) securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies),
(ii) securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or (iii) securities of one or more qualified publicly traded partnerships.

          If a Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          Each Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year or later, if the Fund is permitted to so elect and so elects, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by a Fund and assume that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in a Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

Dividends and Distributions
---------------------------

          Each Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          Some or all of the distributions from the Fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at a maximum rate of 15% (5% for individuals, trusts and estates in lower tax brackets) if paid on or before December 31, 2010. A distribution from the Fund will be treated as qualified dividend income to the extent that it is comprised of dividend income received by the Fund from taxable domestic corporations and certain qualified foreign corporations, and provided that the Fund meets certain holding period and other requirements with respect to the security with respect to which the dividend is paid. In addition, the shareholder must meet certain holding period requirements with respect to the shares of the Fund in order to take advantage of this preferential tax rate. To the extent distributions from the Fund are attributable to other sources, such as taxable interest or short-term capital gains, dividends paid by the Fund will not be eligible for the lower rates. The Fund will notify shareholders as to how much of the Fund's distributions, if any, would qualify for the reduced tax rate, assuming that the shareholder also satisfies the holding period requirements.

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Funds. Any dividend or distribution received by a shareholder on shares of a Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Fund.

          After the end of the calendar year, a Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if a Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of a Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss is disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of a Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's U.S. federal income tax liability or refunded by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          The backup withholding tax rate will be 28% for amounts paid through December 31, 2010. The backup withholding rate will be 31% for amounts paid after December 31, 2010.

          Foreign Income Taxes. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to such election, shareholders would be required: (i) to include in gross income (in addition to taxable dividends actually received), their respective pro-rata shares of foreign taxes paid by the Fund; (ii) treat their pro rata share of such foreign taxes as having been paid by them; and (iii) either to deduct their pro rata share of foreign taxes in computing their taxable income, or to use it as a foreign tax credit against federal income taxes (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by a Fund. A shareholder's foreign tax credit with respect to a dividend received from a Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date.

          Each shareholder will be notified within 60 days after the close of each taxable year of a Fund whether the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such "pass through" of foreign taxes.

          The federal income tax status of each year's distributions by a Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Funds
--------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to a Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that a Fund will be taxed as a regulated investment company for each of its taxable years.

          Passive Foreign Investment Companies. If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" (a "PFIC") for federal income tax purposes and the Fund does not elect or is unable to elect to either treat such foreign corporation as a "qualified electing fund" within the meaning of the Code or "mark-to-market" the stock of such foreign corporation, the Fund may be subject to United States federal income taxation on a portion of any "excess distribution" it receives from the PFIC or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. A Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a PFIC will not give rise to a deduction or credit to the Fund or to any shareholder. A foreign corporation will be treated as a PFIC if, for the taxable year involved, either (i) such foreign corporation derives at least 75% of its gross income from "passive income" (including, but not limited to, interest, dividends, royalties, rents and annuities), or (ii) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets held by the corporation produce or are held for the production of "passive income." In some cases, a Fund may be able to elect to "mark-to-market" stock in a PFIC. If a Fund makes such an election, the Fund would include in its taxable income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund's adjusted basis in the PFIC stock. A Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over the fair market value of the PFIC stock as of the close of the taxable year, but only to the extent of any net mark-to-market gains included in the Fund's taxable income for prior taxable years. A Fund's adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. A Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made. If the Fund purchases shares in a PFIC and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of such foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the 90% and calendar year distribution requirements described above.

          Options, Futures Contracts, and Forward Foreign Currency Contracts. Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by a Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by a Fund on section 1256 contracts other than forward foreign currency contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by a Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

          Gain or loss realized by a Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if a Fund exercises such an option on a foreign currency, or if such an option that a Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract or other position entered into or held by a Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- "Section 988" Gains or Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of a Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends a Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxes
-----------

          The Funds may be subject to other state and local taxes.

Taxation of Foreign Stockholders
--------------------------------

          Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

          If the income from a Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of a Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2010 will not be subject to this withholding tax.

          A foreign shareholder generally would be exempt from Federal income tax on distributions of a Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

          If the income from a Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

          The tax rules of other countries with respect to an investment in a Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

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                                FUND TRANSACTIONS

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          Subject to the general oversight of the Directors, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions of the Funds. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as "best execution"). In connection with seeking best price and execution, a Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such consideration.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if it is determined in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage, research and statistical services provided by the executing broker.

          Neither the Funds nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Funds, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Funds. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by a Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund place portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in servicing the Fund.

          A Fund may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. They may also purchase listed securities through the third market, (i.e., from a dealer) that is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, a Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, they will utilize the services of others. In all cases, a Fund will attempt to negotiate best execution.

          Investment decisions for a Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          A Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining the best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Funds), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, the Growth Fund paid aggregate brokerage commissions amounting in the aggregate to $1,614,314, $1,342,096 and $1,418,952, respectively. During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, brokerage commissions amounting in the aggregate to $9,117, $4,995 and $7,248, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2009, the brokerage commissions paid to SCB & Co. constituted 0.56% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2009, 1.5% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2009, transactions in the portfolio securities of the Fund aggregated $2,554,313,328. Brokerage commissions of approximately $510,517 (31.62%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, Large Cap Growth paid aggregate brokerage commissions amounting in the aggregate to $2,022,610, $2,118,564 and $3,799,135, respectively. During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, brokerage commissions amounting in the aggregate to $1,560, $740 and $29,044, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2009, the brokerage commissions paid to SCB & Co. constituted 0.08% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2009, 0.06% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2009, transactions in the portfolio securities of the Fund aggregated $3,423,154,837. Brokerage commissions of approximately $913,702 (45.18%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, Small/Mid Cap Growth paid aggregate brokerage commissions amounting in the aggregate to $1,275,403, $1,817,250 and $2,122,404, respectively. During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, brokerage commissions amounting in the aggregate to $121, $11,300 and $10,708, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2009, the brokerage commissions paid to SCB & Co. constituted 0.01% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2009, 0.01% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2009, transactions in the portfolio securities of the Fund aggregated $1,370,647,896. Brokerage commissions of approximately $372,426 (29.20%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, Small Cap Growth paid aggregate brokerage commissions amounting in the aggregate to $962,380, $743,502 and $634,386, respectively. During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, brokerage commissions amounting in the aggregate to $45, $1,100 and $232, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2009, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2009, 0.01% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2009, transactions in the portfolio securities of the Fund aggregated $691,079,876. Brokerage commissions of approximately $356,519 (37.98%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, Global Thematic Growth paid aggregate brokerage commissions amounting in the aggregate to $3,013,381, $3,968,419 and $4,691,749, respectively. During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, brokerage commissions amounting in the aggregate to $11,000, $0 and $5,476, respectively, were paid to SCB & Co. During the fiscal year ended July 31, 2009, the brokerage commissions paid to SCB & Co. constituted 0.36% of the Fund's aggregate brokerage commissions. During the fiscal year ended July 31, 2009, 0% of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, were effected through SCB & Co. During the fiscal year ended July 31, 2009, transactions in the portfolio securities of the Fund aggregated $3,951,382. Brokerage commissions of approximately $937,388 (31.11%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, Global Growth paid aggregate brokerage commissions amounting in the aggregate to $171,489, $245,979 and $250,503, respectively. During the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, no brokerage commissions were paid to SCB & Co. During the fiscal year ended June 30, 2009, transactions in the portfolio securities of the Fund aggregated $217,236,703. Brokerage commissions of approximately $62,678 (36.55%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, International Growth paid aggregate brokerage commissions amounting in the aggregate to $5,025,426, $7,414,214 and $3,971,034, respectively. During the fiscal years ended June 30, 2009, June 30, 2008 and June 30, 2007, brokerage commissions amounting in the aggregate to $0, $4,995 and $7,248, respectively, were paid to SCB & Co. During the fiscal year ended June 30, 2009, transactions in the portfolio securities of the Fund aggregated $4,710,158,682. Brokerage commissions of approximately $1,857,557 (36.5%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.


          For the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, Greater China paid aggregate brokerage commissions amounting in the aggregate to $238,584, $250,084 and $204,939, respectively. During the fiscal years ended July 31, 2009, July 31, 2008 and July 31, 2007, no brokerage commissions were paid to SCB & Co. During the fiscal year ended July 31, 2009, transactions in the portfolio securities of the Fund aggregated $164,103,207. Brokerage commissions of approximately $0 (0%) were allocated to persons or firms supplying research supplies to the Fund or the Adviser.

          The Funds' portfolio transactions in equity securities may occur on foreign stock exchanges. Transactions on stock exchanges involve the payment of brokerage commissions. On many foreign stock exchanges these commissions are fixed. Securities traded in foreign over-the-counter markets (including most fixed-income securities) are purchased from and sold to dealers acting as principal. Over-the-counter transactions generally do not involve the payment of a stated commission, but the price usually includes an undisclosed commission or markup. The prices of underwritten offerings, however, generally include a stated underwriter's discount. The Adviser expects to effect the bulk of its transactions in securities of companies based in foreign countries through brokers, dealers or underwriters located in such countries. U.S. Government or other U.S. securities constituting permissible investments will be purchased and sold through U.S. brokers, dealers or underwriters.

Disclosure of Portfolio Holdings
--------------------------------

          Each Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, each Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

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                               GENERAL INFORMATION

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Capitalization
--------------

ALLIANCEBERNSTEIN GROWTH FUND

          Growth Fund is a series of The AllianceBernstein Portfolios, a Massachusetts business trust (the "Trust"), organized under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated March 26, 1987, a copy of which is on file with the Secretary of State of The Commonwealth of Massachusetts. The Trust is a "series" company as described in Rule 18f-2 under the 1940 Act, having seven separate portfolios, each of which is represented by a separate series of shares. In addition to the Fund, the other portfolios of the Trust are AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Wealth Appreciation Strategy, AllianceBernstein Tax-Managed Wealth Preservation Strategy and AllianceBernstein Tax-Managed Balanced Wealth Strategy. The name of the Trust was changed from The Alliance Portfolios to The AllianceBernstein Portfolios, and the name of the Fund was changed from Alliance Growth Fund to AllianceBernstein Growth Fund on March 31, 2003.

          The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of each series and of each class of shares thereof. The shares of the Fund and each class thereof do not have any preemptive rights. Upon termination of any Fund or any class thereof, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund or that class are entitled to share pro rata in the net assets of that Fund or that class then available for distribution to such shareholders.

          Except as noted below under "Shareholder and Trustee Liability," all shares of the Growth Fund when duly issued will be fully paid and non-assessable.

          The assets received by the Trust for the issue or sale of the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the Fund and all income, earnings, profits, losses and proceeds there from, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the appropriate class of that Fund. The underlying assets of the Fund and each class of shares thereof are segregated and are charged with the expenses with respect to that Fund and that class and with a share of the general expenses of the Trust. While the expenses of the Trust are allocated to the separate books of account of each series and each class of shares thereof, certain expenses may be legally chargeable against the assets of all series or a particular class of shares thereof.

          The Declaration of Trust provides for the perpetual existence of the Trust. The Trust or any Fund, however, may be terminated at any time by vote of at least a majority of the outstanding shares of the Fund affected. The Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders.

ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND

          The Fund is a Maryland corporation organized in 1992. The name of the Fund became "Alliance Premier Growth Fund, Inc." on August 3, 1992, and "AllianceBernstein Premier Growth Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Large Cap Growth Fund, Inc." on December 15, 2004.

          The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A common stock, 6,000,000,000 shares of Class B common stock, 3,000,000,000 shares of Class C common stock, 3,000,000,000 shares of Class R common stock, 3,000,000,000 shares of Class K common stock, 3,000,000,000 shares of Class I common stock and 3,000,000,000 shares of Advisor Class common stock, each having $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable.

ALLIANCEBERNSTEIN SMALL/MID CAP GROWTH FUND

          The Fund was organized as a Maryland corporation in 1979 under the name "Chemical Fund, Inc." and is the successor to a Delaware corporation of the same name organized in 1938. The name of the Fund became "The Alliance Fund, Inc." on March 13, 1987, "Alliance Mid-Cap Growth Fund, Inc." on February 1, 2002, "AllianceBernstein Mid-Cap Growth Fund, Inc." on March 31, 2003 and "AllianceBernstein Small/Mid Cap Growth Fund, Inc." on November 3, 2008.

          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Fund, when issued, are fully paid and non-assessable.

ALLIANCEBERNSTEIN SMALL CAP GROWTH PORTFOLIO

          The Fund was originally organized under the name Quasar Associates, Inc. as a Delaware corporation on August 5, 1968 and, effective April 27, 1989, was reorganized as a corporation under the laws of Maryland under the name "Alliance Quasar Fund, Inc." The name of the Fund was changed to "AllianceBernstein Small Cap Growth Fund, Inc." on November 1, 2003 and to "AllianceBernstein Cap Fund, Inc." on September 8, 2004.

          The authorized capital stock of the Portfolio currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.002 per share. All shares of the Portfolio, when issued, are fully paid and non-assessable.

ALLIANCEBERNSTEIN GLOBAL THEMATIC GROWTH FUND

          The Fund is a Maryland corporation organized in 1980 under the name "Alliance Technology Fund, Inc." The name of the Fund became "AllianceBernstein Technology Fund, Inc." on March 31, 2003. The Fund changed its name to "AllianceBernstein Global Technology Fund, Inc." on December 15, 2004 and changed its name to "AllianceBernstein Global Thematic Growth Fund, Inc." on November 3, 2008.

          The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.01 per share. All shares of the Fund when duly issued will be fully paid and non-assessable.

ALLIANCEBERNSTEIN GLOBAL GROWTH FUND

          The Fund was incorporated under the laws of the State of Maryland on March 22, 2002 under the name "Alliance Global Growth Trends Fund, Inc." The name of the Fund was changed to "AllianceBernstein Global Growth Trends Fund, Inc." on March 31, 2003, to "AllianceBernstein Global Research Growth Fund, Inc." on December 11, 2003 and to "AllianceBernstein Global Growth Fund, Inc." on November 3, 2008.

          The authorized capital stock of the Fund consists of 6,000,000,000 shares of Class A Common Stock, 6,000,000,000 shares of Class B Common Stock, 6,000,000,000 shares of Class C Common Stock, 6,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 6,000,000,000 shares of Advisor Class Common Stock, each having $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable.

ALLIANCEBERNSTEIN INTERNATIONAL GROWTH FUND

          The Fund was organized as a corporation in Maryland in 1994 under the name "Alliance Worldwide Privatization Fund, Inc." The name of the Fund became "AllianceBernstein Worldwide Privatization Fund, Inc." on March 31, 2003. The name of the Fund became "AllianceBernstein International Growth Fund, Inc." on May 13, 2005.

          The Fund's capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock, 3,000,000,000 shares of Class R Common Stock, 3,000,000,000 shares of Class K Common Stock, 3,000,000,000 shares of Class I Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value $.001 per share.

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

          The Fund is a Maryland corporation organized in 1997 under the name "Alliance Greater China '97 Fund, Inc." The name of the Fund became "AllianceBernstein Greater China '97 Fund, Inc." on March 31, 2003.

          The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, 3,000,000,000 shares of Class B Common Stock, 3,000,000,000 shares of Class C Common Stock and 3,000,000,000 shares of Advisor Class Common Stock, each having a par value of $.001 per share. All shares of the Fund, when issued, are fully paid and non-assessable.

ALL FUNDS

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then-current NAV of the Fund represented by the redeemed shares less any applicable CDSC. A Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. Each class of shares of the Fund has the same rights and is identical in all respects, except that each of Class A, Class B, Class C, Class R and Class K shares of the Fund bears its own distribution expenses and Class B shares and Advisor Class shares convert to Class A shares under certain circumstances. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund.

          At the close of business on October 2, 2009, each Fund had the following number of shares of common stock outstanding.

                                                       Number of Outstanding
Fund                        Class                      Shares of Common Stock
----                        -----                      ----------------------

Growth Fund                 Class A                           17,467,529
                            Class B                            2,751,652
                            Class C                            3,259,006
                            Advisor Class                        339,797
                            Class R                               32,982
                            Class K                               46,539
                            Class I                                  306

Large Cap Growth            Class A                           51,175,669
                            Class B                            8,194,770
                            Class C                           11,802,264
                            Advisor Class                     13,736,856
                            Class R                               99,493
                            Class K                            2,053,796
                            Class I                            1,887,956

Small/Mid Cap Growth        Class A                           84,221,392
                            Class B                            3,524,100
                            Class C                            3,292,240
                            Advisor Class                      7,291,752
                            Class R                              559,494
                            Class K                              332,420
                            Class I                            2,354,320

Small Cap Growth            Class A                            6,800,877
                            Class B                              676,995
                            Class C                              751,584
                            Advisor Class                        911,799
                            Class R                              162,174
                            Class K                              266,605
                            Class I                            7,426,151

Global Thematic Growth      Class A                           14,156,369
                            Class B                            1,901,845
                            Class C                            2,264,893
                            Advisor Class                        721,248
                            Class R                               89,180
                            Class K                               74,139
                            Class I                               83,933

Global Growth               Class A                              439,068
                            Class B                               89,008
                            Class C                              178,564
                            Advisor Class                      4,829,412
                            Class R                                1,889
                            Class K                               70,282
                            Class I                                  689

International Growth        Class A                           92,446,470
                            Class B                            4,994,539
                            Class C                           20,507,941
                            Advisor Class                     25,112,603
                            Class R                            3,592,986
                            Class K                              996,909
                            Class I                            2,381,778

Greater China               Class A                            2,857,519
                            Class B                            1,008,739
                            Class C                            1,310,552
                            Advisor Class                        311,386


            To the knowledge of each Fund, the following persons owned of record or beneficiary, 5% or more of the outstanding shares of the Fund as of October 2, 2009:


                                                   Number of
                                                   Shares
Fund                  Name and Address             of Class           % of Class
----                  ----------------             --------           ----------

Class A
-------

Growth Fund           Citigroup Global
                      Markets
                      House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY  10001-2402       1,452,273           8.31%

                      First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive
                      Benefit of Customer
                      2801 Market St
                      Saint Louis, MO  63103-2523    1,385,606           7.93%

                      MLPF&S
                      For the Sole Benefit of
                      its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL
                      3246-6484                      1,397,601           8.00%

Large Cap Growth      Citigroup Global
                      Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY  10001-2402       2,788,225           5.45%

                      First Clearing, LLC
                      Special Custody Acct for
                      the Exclusive Benefit of
                      the Customer
                      2801 Market Street
                      Saint Louis, MO
                      63103-2523                     4,444,868           8.69%

                      MLPF&S for the Sole
                      Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive
                      East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                     7,189,997          14.05%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ
                      07303-2052                     3,098,778           6.06%

Small Cap Growth      MLPF&S for the Sole
                      Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                       513,209           7.55%

                      Morgan Stanley & Co
                      Harborside Financial
                      Center Plaza II 3rd Floor
                      Jersey City, NJ  07311           536,855           7.90%

Global Thematic       Citigroup Global
Growth                Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY  10001-2402         884,175           6.25%

                      First Clearing, LLC
                      A/C 1699-0135
                      Special Custody Acct
                      for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO
                      63103-2523                     1,149,566           8.13%

                      MLPF&S for the Sole
                      Benefit of its Customers
                      Attn Fund Admin
                      4800 Deer Lake Drive
                      East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                     1,121,894           7.93%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ
                      07303-2052                       716,026           5.06%

                      State Street Bank &
                      Trust
                      FBO ADP Daily Valuation
                      401K Prod
                      200 Newport Avenue Ext
                      JQ7
                      North Quincy, MA
                      02171-2145                       743,181           5.25%

Global Growth         Charles Schwab & Co. for
                      the Exclusive Benefit of
                      Customers
                      Mutual Fund Operations
                      101 Montgomery Street
                      San Francisco, CA
                      94104-4151                        23,828           5.43%

                      First Clearing, LLC
                      Special Custody Acct for
                      the Exclusive Benefit of
                      Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523        38,855           8.85%

                      MLPF&S for the Sole
                      Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                        32,910           7.50%

                      Morgan Stanley & Co
                      Harborside Financial
                      Center Plaza II
                      3rd Floor
                      Jersey City, NJ  07311            25,741           5.87%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ
                      07303-2052                        38,522           8.78%

International Growth  Charles Schwab & Co. for
                      the Exclusive Benefit of
                      Customers
                      Mutual Fund Operations
                      101 Montgomery Street
                      San Francisco, CA
                      94104-4151                     6,215,334           6.73%

                      MLPF&S for the Sole
                      Benefit of its Customer
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, Fl  3246-6484    7,659,209           8.29%

                      Morgan Stanley & Co
                      Harborside Financial Center
                      Plaza II 3rd Floor
                      Jersey City, NJ  07311         6,431,890           6.96%

                      First Clearing, LLC
                      Special Custody Acct
                      For The Exclusive Benefit
                      of Customer
                      2801 Market Street
                      Saint Louis, MO
                      63103-2523                       261,256           9.20%

                      Pershing LLC
                      PO Box 2052
                      Jersey City, NJ
                      07303-2052                       285,099          10.04%

Class B
-------

Large Cap Growth      First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive Benefit
                      of Customer
                      2801 Market Street
                      Saint Louis, MO  63103-2523      429,542           5.24%

                      MLPF&S for the Sole Benefit
                      of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL  32246-6484     972,774          11.87%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ  07303-2052      477,319           5.82%

Small/Mid Cap Growth  First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive Benefit
                      of Customer
                      2801 Market Street
                      Saint Louis, MO  63103-2523      193,614           5.49%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ  07303-2052      333,920           9.48%

Global Thematic       First Clearing, LLC
Growth                A/C 1699-0135
                      Special Custody Account for
                      the Exclusive Benefit of
                      Customer
                      2801 Market Street
                      Saint Louis, MO  63103-2523      113,715           5.99%

                      MLPF&S
                      For the Sole Benefit of its
                      Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL  32246-6484     149,074           7.85%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ  07303-2052      110,679           5.83%

Global Growth         First Clearing, LLC
                      Special Custody Account for
                      the Exclusive Benefit of
                      Customer
                      2801 Market Street                 7,407           8.32%
                      Saint Louis, MO  63103-2523

                      MLPF&S for the Sole Benefit
                      of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL  32246-6484      10,783          12.11%

                      Morgan Stanley & Co
                      Harborside Financial Center
                      Plaza II
                      3rd Floor
                      Jersey City, NJ  07311             4,986           5.60%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ  07303-2052        7,091           7.97%

International Growth  Citigroup Global Markets
                      House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street Floor 3
                      New York, NY  10001-2402         640,327          12.83%

                      First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive Benefit
                      of Customer
                      2801 Market Street
                      Saint Louis, MO  63103-2523      494,558           9.91%

                      MLPF&S for the Sole Benefit
                      of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL 32246-6484      804,187          16.11%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ  07303-2052      348,781           6.99%

Greater China         First Clearing, LLC
                      Special Custody Acct
                      For The Exclusive Benefit
                      of Customer
                      2801 Market Street
                      Saint Louis, MO  63103-2523      136,414          13.58%

                      MLPF&S
                      For the Sole Benefit of Its
                      Customers
                      Attn:  Fund Admin
                      4899 Deer Lake Dr. East
                      2nd Fl.
                      Jacksonville, FL 32246-6484       68,372           6.81%

                      Pershing LLC
                      PO Box 2052
                      Jersey City, NJ  07303-2052      113,003          11.25%

Class C
-------

Growth Fund           Citigroup Global Markets
                      House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY  10001-2402         361,383          11.09%

                      First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO
                      63103-2523                       281,500           8.64%

                      MLPF&S
                      For the Sole Benefit of
                      its Customers
                      4800 Deer Lake Drive
                      East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                       719,731          22.08%

                      Morgan Stanley & Co
                      Harborside Financial
                      Center
                      Plaza II 3rd Floor
                      Jersey City, NJ  07311           202,291           6.21%

Large Cap Growth      Citigroup Global
                      Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Floor 3
                      New York, NY  10001-2402       1,031,349           8.74%

                      First Clearing, LLC
                      Special Custody Account
                      for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523     1,403,706          11.89%

                      MLPF&S
                      For the Sole Benefit of
                      its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive
                      East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                     3,166,475          26.83%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ
                      07303-2052                       640,653           5.43%

Small/Mid Cap Growth  Citigroup Global
                      Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY  10001-2402         225,247           6.84%

                      First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO
                      63103-2523                       168,212           5.11%

                      MLPF&S
                      For the Sole Benefit of
                      its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive
                      East 2nd Floor
                      Jacksonville, FL
                      32246-6484                       564,943          17.16%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ
                      07303-2052                       192,071           5.84%

Small Cap Growth      Citigroup Global
                      Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY  10001-2402          71,682           9.45%

                      First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523        53,400           7.04%

                      MLPF&S for the Sole
                      Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive
                      East 2nd Floor
                      Jacksonville, FL 32246-6484      168,528          22.23%

                      Morgan Stanley & Co
                      Harborside Financial
                      Center Plaza II 3rd Floor
                      Jersey City, NJ  07311            42,943           5.66%

Global Thematic       Citigroup Global
Growth                Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY  10001-2402         309,402          13.66%

                      First Clearing, LLC
                      Special Custody Account
                      for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523       239,094          10.56%

                      MLPF&S
                      For the Sole Benefit of
                      its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive
                      East 2nd Floor
                      Jacksonville, FL 32246-6484      374,915          16.56%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052       139,631           6.17%

Global Growth         First Clearing, LLC
                      Special Custody Acct for
                      the Exclusive Benefit of
                      Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523         8,983           5.03%

                      MLPF&S
                      For the Sole Benefit of
                      its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, Fl 32246-6484       51,318          28.74%

                      Morgan Stanley & Co
                      Harborside Financial Center
                      Plaza II 3rd Floor
                      Jersey City, NJ  07311            12,527           7.02%

                      Pershing LLC
                      P.O. Box 2052
                      Jersey City, NJ 07303-2052        25,012          14.01%

International Growth  Citigroup Global
                      Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY 10001-2402        3,747,996          18.30%

                      First Clearing, LLC
                      Special Custody Acct
                      for the Exclusive
                      Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523     1,513,698           7.39%

                      MLPF&S
                      For the Sole Benefit of
                      its Customers
                      Attn: Fund Admin
                      9970 Deer Lake Drive
                      East 2nd Floor
                      Jacksonville, FL 32246         5,571,796          27.20%

                      Morgan Stanley & Co
                      Harborside Financial
                      Center Plaza II 3rd
                      Floor
                      Jersey City, NJ  07311         1,161,001           5.67%

Greater China         First Clearing, LLC
                      Special Custody Acct For The
                      Exclusive Benefit of Customer
                      2801 Market Street
                      Saint Louis, MO 63103-2523       104,313           7.99%

                      MLPF&S
                      For the Sole Benefit of Its
                      Customers
                      Attn: Fund Admin
                      4899 Deer Lake Dr. East 2nd Fl.
                      Jacksonville, FL 32246-6484      270,705          20.73%

                      Pershing LLC
                      PO Box 2052
                      Jersey City, NJ 07303-2052        79,554           6.09%

                      Morgan Stanley & Co.
                      Harborside Financial Center
                      Plaza II 3rd Floor
                      Jersey City, NJ  07311           101,993           7.81%

Advisor Class
-------------

Growth Fund           Merrill Lynch
                      Mutual Fund Admin
                      4800 Deer Lake Drive
                      East
                      2nd Floor
                      Jacksonville, FL  32246-6484      32,817           9.66%

                      PIMS/Prudential
                      Retirement as Nominee for
                      the TTEE/CUST
                      AllianceBernstein L.P.
                      1345 Avenue of the
                      Americas
                      11th Floor
                      New York, NY  10105-0302         234,635          69.05%

Large Cap Growth      Citigroup Global Markets
                      333 West 34th Street
                      3rd Floor
                      New York, NY  10001-2402       1,073,028           7.81%

                      Collegebound Fund
                      CBF-Premier Growth
                      Customized Allocation 529
                      Plan
                      1345 Avenue of the
                      Americas
                      New York, NY  10105-0302       1,886,953          13.74%

Small/Mid Cap Growth  Collegebound Fund
                      CBF-Small/Mid-Cap Growth
                      Customized Portfolio 529
                      Plan
                      1345 Avenue of the
                      Americas
                      New York, NY  10105-0302       5,018,383          68.87%

                      PIMS/Prudential
                      Retirement as Nominee for
                      the TTEE/CUST PL 007
                      AllianceBernstein L.P.
                      1345 Avenue of the
                      Americas
                      11th Floor
                      New York, NY  10105-0302       1,021,860          14.02%

Small Cap Growth      Citigroup Global Markets
                      333 West 34th Street
                      3rd Floor
                      New York, NY 10001-2402          593,379          65.14%

                      Merill Lynch
                      Mutual Fund Admin
                      4800 Deer Lake Drive
                      East 2nd Floor
                      Jacksonville, FL
                      32246-6484                        63,968           7.02%

Global Thematic       Collegebound Fund
Growth                CBF-Global Thematic Growth
                      Customized Allocation
                      1345 Avenue of the Americas
                      New York, NY  10105-0302         187,731          25.87%

                      Frontier Trust Company
                      Cust FBO Catherine D Wood
                      IRA Rollover Account
                      104 Olmstead Hill Road
                      Wilton, CT  06897-1730            46,358           6.39%

                      LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      P.O. Box 509046
                      San Diego, CA  92150-9046         38,489           5.30%

                      Merrill Lynch
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL  32246-6484      92,401          12.74%

                      PIMS/Prudential Retirement
                      As Nominee for the
                      TTEE/CUST Pl 007
                      AllianceBernstein L.P.
                      1345 Avenue of the Americas
                      11th Floor
                      New York, NY  10105-0302         202,131          27.86%

Global Growth         PIMS/Prudential Retirement
                      As Nominee for the
                      TTEE/CUST Pl 007
                      AllianceBernstein L.P.
                      1345 Avenue of the Americas
                      11th Floor
                      New York, NY  10105-0302       1,898,085          39.31%

                      Vanguard Fid Trust Co FBO
                      Kaiser Perm Supp Re Pl (Pl
                      B) P.O. Box 2600
                      Valley Forge, PA 19482-2600      404,991           8.39%

                      Vanguard Fid Trust Co FBO
                      Kaiser Perm Tax Shel Ann
                      Pl (TSA)
                      P.O. Box 2600
                      Valley Forge, PA 19482-2600      887,133          18.37%

                      Vanguard Fiduciary Trust
                      Co FBO
                      Kaiser Permanente 401K Ret
                      Pl
                      P.O. Box 2600
                      Valley Forge, PA 19482-2600    1,233,904          25.55%

International Growth  Citigroup Global
                      Markets House Account
                      Attn: Cindy Tempesta
                      333 West 34th Street
                      Floor 3
                      New York, NY 10001-2402        1,831,333           7.40%

                      Charles Schwab & Co.
                      for the Exclusive
                      Benefit of Customers
                      Mutual Fund Operations
                      101 Montgomery Street
                      San Francisco, CA
                      94104-4151                     7,295,135          29.49%

                      Massmutual Financial
                      Group Cust FBO
                      Massachusetts Mutual
                      Insurance Company
                      1295 State Street #C105
                      Springfield, MA
                      01111-0001                     1,704,383           6.89%

                      Merrill Lynch
                      Mutual Fund Admin
                      4800 Deer Lake Drive
                      East 2nd Floor
                      Jacksonville, FL
                      32246-6484                     3,940,077          15.93%

                      PIMS/Prudential
                      Retirement as Nominee for
                      the TTEE/CUST PL 007
                      AllianceBernstein L.P.
                      1345 Avenue of the Americas
                      11th Floor
                      New York, NY  10105-0302       1,311,727           5.30%

                      Taynik & Co. 401K Plan
                      c/o State Street Bank
                      200 Clarendon Street
                      Boston, MA 02116-5021          1,394,830           5.64%

Greater China         LPL Financial
                      FBO Customer Accounts
                      Attn: Mutual Fund Operations
                      PO Box 509046
                      San Diego, CA 92150-9046          19,506           6.26%

                      Pershing LLC
                      PO Box 2052
                      Jersey City, NJ                   27,351           8.78%
                      07303-2052

                      Merrill Lynch
                      Attn: Fund Admin
                      4899 Deer Lake Dr. East 2nd Fl.
                      Jacksonville, FL 32246-6484       39,894          12.81%

                      MG Trust Company FBO
                      Greenbrook IMA
                      700 17th St., Ste 300
                      Denver, CO  80202-3531            42,896          13.77%

Class R
-------

Growth Fund           Hartford Life Insurance
                      Company Separate Account
                      401
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT  06104-2999          31,609          95.84%

Large Cap Growth      Emjayco FBO
                      Keppler Assoc Inc 401k
                      8515 East Orchard Road
                      #2T2
                      Greenwood Village, CO
                      80111-5002                        12,611          12.68%

                      Jimmy R Adkins FBO
                      Jackson Howell &
                      Associates 401k
                      PSP & Trust
                      7240 Goodlett Farms
                      Parkway
                      Suit 101
                      Cordova, TN  38016-4925            9,510           9.56%

                      Merrill Lynch
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                        35,019          35.20%

                      MG Trust Company Cust FBO
                      Nicolet Hardwoods
                      Corporation 401k
                      700 17th Street Suite 300
                      Denver, CO  80202-3531             7,393           7.43%

Small/Mid Cap Growth  American United Life Cust
                      FBO Aul American Group
                      Retirement Annuity
                      One American Square
                      P.O. Box 1995
                      Indianapolis, IN  46205-9102      32,014           5.79%

                      American United Life Cust
                      FBO American United Trust
                      One American Square
                      P.O. Box 1995
                      Indianapolis, IN  46206-9102      74,608          13.49%

                      GPC as Agent for Reliance
                      Trust Company FBO
                      Wach. Emergency Phys. Pc
                      Ret Plan P.O. Box 79377
                      Atlanta, GA  30357-7377           41,830           7.56%

                      GPC Securities Inc
                      Agent for Reliance Trust
                      Company FBO
                      Dan's Farm Supply PSP
                      P.O. Box 79377
                      Atlanta, GA  30357-7377           27,915           5.05%

                      GPC Securities Inc Agent for
                      Reliance Trust Company FBO
                      L&L Painting Employees PS Plan
                      P.O. Box 79377
                      Atlanta, GA  30357-7377           29,909           5.41%

                      GPC Agent for Reliance Trust
                      Co FBO Tri-state Trailer
                      Sales Inc 401K
                      P.O. Box 79377
                      Atlanta, GA  30357-7377           53,179           9.61%

                      Hartford Life Insurance
                      Company Separate Account
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT  06104-2999         139,526          25.22%

Small Cap Growth      American United Life Cust
                      FBO American United Trust
                      One American Square
                      P.O. Box 1995
                      Indianapolis, IN  46206-9102      20,328          12.53%

                      American United Life Cust
                      FBO Aul American Group
                      Retirement Annuity
                      One American Square
                      P.O. Box 1995
                      Indianapolis, IN  46206-9102      10,928           6.74%

                      Counsel Trust DBA MATC FBO
                      Independent Pipe & Supply
                      Corp 401 K Plan
                      1251 Waterfront Pl Suite 525
                      Pittsburgh, PA  15222-4228        11,928           7.35%

                      ING
                      Enhanced K-Choice
                      Trustee: Reliance Trust
                      Company
                      400 Atrium Drive
                      Somerset, NJ  08873-4162          11,173           6.89%

                      Select Sales Inc TTEE FBO
                      Select Sales Inc & Assoc Cos
                      EES PS
                      C/O Fascore LLC
                      8515 East Orchard Road 2T2
                      Greenwood Village, Co
                      80111-5002                        14,052           8.66%

                      Tri-City Family
                      235 Saint Charles Way Suite
                      100
                      York, PA  17402-4693              10,151           6.26%

Global Thematic       GPC Securities Inc
Growth                Agent for Reliance
                      Trust Company FBO Shoe
                      Show, Inc. Ret. Savings
                      Plan
                      P.O. Box 79377
                      Atlanta, GA  30357-7377           18,250          20.45%

                      GPC Securities Inc
                      Agent for Reliance
                      Trust Company FBO
                      Signet Electronics
                      Systems Inc 401K
                      P.O. Box 79377
                      Atlanta, GA  30357-7377            6,547           7.33%

                      ING
                      Enhanced K-Choice
                      Trustee: Reliance Trust
                      Company
                      400 Atrium Drive
                      Somerset, NJ  08873-4162          13,533          15.16%

                      Merill Lynch
                      Attn: Fund Admin
                      4800 Deer Lake Drive
                      East 2nd Floor
                      Jacksonville, FL
                      32246-6484                         5,541           6.21%

Global Growth         Alliance Capital Management
                      LP
                      Attn: Raymond Cardosi-Seed
                      Acct
                      1 North Lexington Avenue
                      White Plains, NY  10601-1712         393          20.81%

                      Christ Weddle FBO
                      Weddle Industries 401K PSP &
                      Trust
                      7200 Hollister Avenue
                      Suite C
                      Goleta, CA  93117-2884               622          32.91%

                      Dunbar & Brawn Construction
                      FBO Alan Brawn
                      401K Suite 600
                      805 South Wheatley
                      Ridgeland, MS  39157                 869          46.00%

International Growth  American United Life
                      Cust
                      FBO AUL American Group
                      Retirement Annuity
                      One American Square
                      P.O. Box 1995
                      Indianapolis, IN 46206-9102      193,800           5.40%

                      Hartford Life Insurance
                      Company Separate
                      Account 401
                      Attn: UIT Operations
                      P.O. Box 2999
                      Hartford, CT  06104-2999         670,635          18.69%

                      ING
                      Enhanced K-Choice
                      Trustee: Reliance Trust
                      Company
                      400 Atrium Drive
                      Somerset, NJ  08873-4162         207,639           5.79%

                      Merrill Lynch
                      Attn: Fund Admin
                      4800 Deer Lake Drive
                      East
                      2nd Floor
                      Jacksonville, FL
                      32246-6484                       412,738          11.50%

Class K
-------

Growth Fund           Bucks County
                      Gastroenterology
                      Associates PC 401(k)
                      Sharing Plan
                      1080 Drew Drive
                      Yardley, PA  19067-4058           13,873          29.81%

                      Joseph R Burlin 401(k)
                      Profit Sharing Plan
                      1805 North Carolina
                      Street
                      Suite 405
                      Stockton, CA  95204                2,798           6.01%

                      Ford Marrin Esposito
                      Witmeyer & Gleason LLP PSP
                      Wall Street Plaza 23rd Floor
                      New York, NY  10005                8,527          18.32%

                      Frontier Trust Co FBO
                      First National Bank &
                      Trust Co OF V
                      P.O. Box 10758
                      Fargo, ND  58106-0758              3,976           8.54%

                      Orchard Trust Company LLC
                      TTEE Cust
                      Palm Beach Heart Assoc PA
                      PSP
                      8515 East Orchard Road 2T2
                      Greenwood Village, Co
                      80111-5002                         9,325          20.04%

Large Cap Growth      Kauff McClain & McGuire
                      401K
                      950 3rd Avenue Floor 15
                      New York, NY  10022-2729         173,821           8.46%

Small/Mid Cap Growth  Orchard Trust Company LLC
                      TTEE CUST
                      Palm Beach Heart Assoc PA PSP
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                        56,241          16.92%

                      Orchard Trust Co LLC TTEE
                      FBO IAI North America 401(k)
                      Plan
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                        41,298          12.42%

                      Orchard Trust Co LLC TTEE
                      FBO CPR PLCC 401K
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                        30,704           9.24%

                      Orchard Trust Co LLC TTEE
                      CUST
                      FBO Mahoney Ulbrich
                      Christiansen & Russ PA PSP &
                      Trust
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                        86,336          25.97%

Small Cap Growth      Capital Bank & Trust
                      Company TTEE F
                      Collins Electrical Co Inc
                      401K PSP
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                        16,780           6.29%

                      Medical Consultants PC 401K
                      Plan
                      Attn: Gary Wangler
                      Personal and Confidential
                      2525 West University Avenue
                      Suite 300
                      Muncie, IN  47303-3400            14,013           5.26%

                      Orchard Trust Co LLC TTEE
                      FBO Fragomen Del Ray
                      Bernsen & Loewy LLP
                      8515 East Orchard Road #2T2
                      Greenwood Village, CO
                      80111-5002                        55,338          20.75%

Global Thematic       Medical Consultants PC
Growth                401K Plan
                      Attn: Gary Wangler
                      Personal and
                      Confidential
                      2525 West University
                      Avenue Suite 300
                      Muncie, IN 47303-3400              5,111           6.89%

                      Orchard Trust Co LLC
                      TTEE FBO
                      Fragomen Del Ray
                      Bernsen & Loewy LLP
                      8515 East Orchard Road
                      #2T2
                      Greenwood Village, CO
                      80111-5002                        17,923          24.17%

                      Stanley Creations Inc
                      PSP
                      1414 Willow Avenue
                      Melrose Park, PA
                      19027-3197                         9,754          13.15%

Global Growth         Bank of Texas FBO
                      Caltrol 401k Plan
                      P.O. Box 2180
                      Tulsa, OK  74101-2180             5,407            7.67%

                      NFS LLC FEBO
                      City National Bank
                      FBO Irell & Manella
                      Pooled ACC
                      225 Broadway Floor 5
                      San Diego, CA
                      92101-5005                        13,414          19.03%

                      Orchard Trust Company LLC
                      TTEE Cust
                      Eichstaedt & Devereaux
                      401(k)
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                         4,765           6.76%

                      Orchard Trust Co LLC TTEE
                      FBO New England
                      Dermatology PC
                      401(k) Plan and Trust
                      8515 East Orchard Road 2T2
                      Greenwood Village, Co
                      80111-5002                        18,966          26.91%

                      Sanford Bernstein & Co LLC
                      1 North Lexington Avenue
                      White Plains, NY
                      10601-1712                        27,457          38.95%

International Growth  Amvescap National Co.
                      Agent
                      P.O. Box 105779
                      Atlanta, GA  30348-5779           81,022           8.19%

                      AIG Retirement
                      Services Company
                      FBO Morristown-Hamblen
                      Hospital
                      401K Plan
                      2929 Allen Parkway
                      A6-20
                      Houston, TX  77019-2155           92,930           9.39%

                      Nationwide Trust Company
                      FSB
                      c/o IPO Portfolio
                      Accounting
                      P.O. Box 182029
                      Columbus, OH  43218-2029         345,468          34.91%

                      NFS LLC FEBO
                      State Street Bank Trust Co.
                      TTEE Various Retirement
                      Plans
                      4 Manhattanville Road
                      Purchase, NY  10577-2139          56,609           5.72%

                      Orchard Trust Co. LLC
                      Trust/Cust
                      FBO Retirement Plans
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                        50,627           5.12%

                      Wilmington Trust Co.
                      Custodian FBO
                      Littleton Regional Hosp
                      Tax Shelter
                      c/o Mutual Funds
                      P.O. Box 8880
                      Wilmington, DE  19899-8880        55,125           5.57%

Class I
-------

Growth Fund           Alliance Capital
                      Management LP
                      Attn: Raymond Cardosi-Seed
                      Acct
                      1 North Lexington Avenue
                      White Plains, NY
                      10601-1712                           304          99.27%

Large Cap Growth      NFS LLC FEBO
                      State Street Bank Trust Co
                      TTEE Various Retirement Plans
                      4 Manhattanville Road
                      Purchase, NY  10577-2139         592,195          31.37%

                      Orchard Trust Company LLC
                      TTEE Cust
                      Associated Radiologist PA
                      401K PSP
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                       134,739           7.14%

                      Orchard Trust Company LLC
                      TTEE Cust
                      George Little Mgmt LLC 401k
                      PSP
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                       122,807           6.50%

                      PIMS/Prudential Retirement
                      as Nominee for the TTEE/Cust
                      Pl
                      AllianceBernstein L.P.
                      1345 Avenue of the Americas
                      11th Floor
                      New York, NY  10105-0302         666,603          35.31%

Small/Mid Cap Growth  Orchard Trust Company LLC
                      TTEE CUST
                      Webcor Builders 401K PSP
                      P.O. Box 85484
                      San Diego, CA  92186-5484        176,957           7.52%

                      Sanford Bernstein & Co LLC
                      1 North Lexington Avenue
                      White Plains, NY  10601-1712     735,000          31.22%

                      Strafe & Co
                      CMU Pooled Cash MF
                      P.O. Box 160
                      Westerville, OH  43086-0160      561,512          23.85%

                      Strafe & Co
                      CMU Endowment MF
                      P.O. Box 160
                      Westerville, OH  43086-0160      839,448          35.66%

Small Cap Growth      FIIOC as Agent for Certain
                      Employ Benefit Plans
                      100 Magellan Way
                      Covington, KY  41015-1987       1,824,482         24.56%

                      JPMorgan Chase as Trustee
                      for the Cust FBO Coca-Cola
                      Enterprises Inc
                      Matched Employee Savings and
                      Investment Plan
                      9300 Ward Parkway
                      Kansas City, MO  64114-3317      852,544          11.48%

                      MLPF&S for the Sole Benefit
                      of its Customers
                      Attn: Fund Admin
                      4800 Deer Lake Drive East
                      Floor 2
                      Jacksonville, FL  32246-6484     898,902          12.10%

                      PIMS/Prudential Retirement
                      As Nominee for the TTEE/CUST
                      Pl 008
                      Greenville Hospital System
                      Reti
                      701 Grove Road
                      Greenville, SC  29605-5611       611,030           8.23%

                      Vanguard Fiduciary Trust Co
                      HSBC
                      P.O. Box 2600
                      Valley Forge, PA  19496        2,184,762          29.42%

Global Thematic       MLPF&S for the Sole
Growth                Benefit of its Customers
                      Attn: Fund Admin
                      4800 Deer lake Drive
                      East
                      Floor 2
                      Jacksonville, FL
                      32246-6484                        22,556          26.86%

                      PIMS/Prudential
                      Retirement as Nominee
                      for the TTEE/CUST Pl 005
                      Robert Wood Johnson
                      Hospital
                      181 Somerset Street
                      Suite 1
                      New Brunswick, NJ
                      08901-2061                        36,904          43.95%

                      Wachovia Bank FBO
                      TCS America 401K Plan
                      1525 West Wt Harris
                      Boulevard
                      Charlotte, NC  28288              22,005        26.20%

Global Growth         Alliance Capital Management
                      LP
                      Attn: Raymond Cardosi-Seed
                      Acct
                      1 North Lexington Avenue
                      White Plains, NY  10601-1712         689          99.98%

International Growth  APS Foundation Inc.
                      400 North 5th Street
                      Phoenix, AZ  85004-3902          159,423           6.69%

                      DCGT Trustee & OR Custodian
                      FBO Principal Financial
                      Group Qualified Prin Advtg
                      Omnibus
                      Attn: NPIO Trade Desk
                      711 High Street
                      Des Moines, IA  50309-2732       340,126          14.28%

                      Sanford Bernstein & Co. LLC
                      One North Lexington Avenue
                      White Plains, NY  10601-1712     346,244          14.54%

                      Sanford Bernstein & Co. LLC
                      One North Lexington Avenue
                      White Plains, NY  10601-1712     601,751          25.26%

                      Patterson & Co. FBO
                      The Good Samaritan Hospital
                      DB Pension Plan
                      1525 West Wt Harris Boulevard
                      Charlotte, NC  28288             188,989           7.93%

                      Wells Fargo Bank NA Custodian
                      FBO Penn St Milton S Hersey
                      Med Cn
                      c/o Fascore LLC
                      8515 East Orchard Road 2T2
                      Greenwood Village, CO
                      80111-5002                       410,581          17.24%

AllianceBernstein Growth Fund - Shareholder and Trustee Liability
-----------------------------------------------------------------

          Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Growth Fund's property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund of which he or she was a shareholder would be unable to meet its obligations.

Custodian and Accounting Agent
------------------------------

          State Street Bank and Trust Company ("State Street"), One Lincoln Street, Boston, MA, 02111 acts as the custodian for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Small Cap Growth and Global Thematic Growth, but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of each Fund's Directors, State Street may enter into subcustodial agreements for the holding of the Fund's securities outside of the United States.

          Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as the custodian for the assets of Global Growth, Greater China and International Growth but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Funds. Under the Distribution Services Agreement, the Funds have agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          KPMG LLP, 345 Park Avenue, New York, New York 10154, has been appointed as the independent registered public accounting firm for the Growth Fund, Large Cap Growth, Small/Mid Cap Growth, Global Growth and International Growth.


          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for Small Cap Growth, Global Thematic Growth and Greater China.

Additional Information
----------------------

          Shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone numbers shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Funds with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                       FINANCIAL STATEMENTS AND REPORT
               OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

The financial statements of each of the Growth Fund, Large Cap Growth and Small/Mid Cap Growth for the fiscal year ended July 31, 2009 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the Commission on October 2, 2009. These reports are available without charge upon request by calling ABIS at (800) 227-4618.


The financial statements of each of Global Growth and International Growth for the fiscal year ended June 30, 2009 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the Commission on September 1, 2009. These reports are available without charge upon request by calling ABIS at (800) 227-4618.


The financial statements of each of Small Cap Growth, Global Thematic Growth and Greater China for the fiscal year ended July 31, 2009 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds' annual reports. The annual reports were filed on Form N-CSR with the Commission on October 2, 2009. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                        ADDITIONAL INFORMATION CONCERNING
                           CHINA, HONG KONG AND TAIWAN

--------------------------------------------------------------------------------

          The information in this Appendix is based on material obtained by Greater China from various governmental and other sources, which is believed to be accurate but all of which has not been independently verified by Greater China or the Adviser. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

CHINA
-----

          With a population of 1.3 billion according to year-end 2007 official estimates, the People's Republic of China is home to approximately 21% of the world's population. It is the world's third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 16 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert and tropical areas in the southeast. Politically, China is divided into 22 provinces, five autonomous regions and four municipalities.

History and Politics
--------------------

          China claims to be the oldest continuous civilization, first unified as a nation in 221 B.C. In the 20th century, China's political system moved from its first republic (1911-1949) to a one-party communist state, after a civil war that ended in 1949 with the victory of the communist revolutionaries led by Mao Zedong. Under his rule, the Chinese Communist Party (the "CCP") established China's present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the CCP. After his death in 1976, China's economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend, as described below, toward capitalism, private ownership and an easing of restrictions on foreign investment.

Government
----------

          China is officially designated as a "people's republic," defined by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP, which as of year-end 2007 had
74.2 million members, or approximately 5% of the total population. The highest ranking legislative body in the state hierarchy is the National People's Congress ("NPC"), composed of approximately 3,000 members indirectly elected from lower-level people's congresses held every five years. The NPC, which meets in plenary session once a year for two or three weeks, is empowered to amend the Chinese Constitution, enact and amend laws, and examine and approve national economic and social plans. When not in session, the powers of the NPC are vested in a Central Committee, composed of approximately 200 members. Historically, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies; however, in recent years, the NPC and its Central Committee have taken a more active role. The highest organ of state administration is the State Council, whose members are elected by the NPC, acting on recommendations from the CCP and presided over by an executive board made up of approximately 15 members.

          The CCP structure parallels the governmental structure and often the two systems overlap, with little distinction between government and party positions. The CCP is governed by a 198-member Central Committee, elected by the National Congress, which is held every five years. The 17th National Congress convened on October 15, 2007. The Central Committee normally convenes twice a year. When the Central Committee is not in session, the Politburo is vested with the Central Committee's power. The power of the Politburo, which currently consists of 24 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Standing Committee currently consists of nine members, including Hu Jintao, who holds the positions of President, Party General Secretary and Chairman of the Central Military Commission, and Wen Jiabao, the Premier of the State Council. The current leadership of China represents the fourth generation of leadership since the People's Republic of China was founded in 1949.

Economy
-------

          China's economy is centrally planned by the government through the use of a series of economic and social development plans, which set overall targets for different sectors of the economy. China is now in its Eleventh Five-Year Plan (2006-2010), which establishes official economic targets through the year 2010. Since market-oriented reforms were initiated under Deng, China's economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation. Between 1981 and 2007, China's economy grew by almost 10% each year on average, the highest growth rate in the world. China's real GDP growth rates in 2004, 2005, 2006, and 2007 were 10.1%, 10.4%, 11.6% and
13.0%, respectively. The growth in China's GDP during that period has been attributed to the government's three-pronged approach of lowering interest rates, increasing government spending and supporting exports by reducing export taxes and granting rebates. A round of policy tightening and weakening demand for China's exports that have accompanied the 2008-2009 global economic downturn have contributed to a slowing of China's real GDP growth to 9.0% in 2008. In the first quarter of 2009, China's GDP growth rate slowed to 6.3%, the lowest it has been for almost 20 years. The government has targeted an annual GDP growth rate of 8.0% for 2009, but other projections have been lower.


          Until recently, China's economy was dominated by state-owned enterprises ("SOEs"). Increasingly, China's economy is being transformed, in accordance with the government's economic plans, from a state-controlled system to a system of private ownership. With more than half of China's SOEs reporting losses by the late 1990s, a major economic challenge for China has been to reform inefficient SOEs without creating an unacceptable level of unemployment. The government's approach has been to close or merge some SOEs, reduce government ownership by selling shares on domestic and international stock markets, and allowing SOEs to shed redundant labor. The number of the largest SOEs (revenue over RMB5 million) dropped from 78,646 in 2001 to 29,985 in 2007; and the profits of the largest SOEs increased from approximately RMB179.9 billion in 2004 to an estimated RMB357.3 billion in 2007. The massive lay-offs that occurred between 1998 and 2004 (more than 30 million employees) have subsided, but unemployment remains a problem. The official unemployment rate stood at 9.2% at year-end 2007. China has been trying to establish a national "social public pension fund" and to reform its social security system to compensate for the loss of SOEs, which historically have provided not only employment, but social benefits as well. China has also attempted to establish a health insurance system. Progress in education has been more successful; a system to provide free tuition for all children in compulsory education was extended nationally in 2007. Another problem that has faced China is the widening income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior.


          After decades of double digit inflation, by the late 1990s, China was in a deflationary period. Over the past several years, China has experienced low inflation, with the consumer price index increasing by 3.8%, 1.8% and 1.7% in 2004, 2005 and 2006, respectively. In 2007, the consumer price index rose to 6.7%. While inflation was still on the rise in the first quarter of 2008 (8.1%), thereafter it began to fall and by July 2009 it was -1.8%. The fall in the consumer price index has been attributed to a fall in food prices, as well as a fall in demand, which has led companies to cut prices in order to sell unsold goods.

          The collective and private sectors have played an increasingly important role in China's economic development. The collective sector includes township and village enterprises often combined with some measure of foreign investment or privately owned enterprises. Although the largest companies are still state-owned, in 2007, companies that were state-owned, collectively owned, and jointly-owned accounted for only 13% of gross industrial output value.

          Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. During 2002, foreign direct investment rose by 12.5% to US$52.7 billion, not only surpassing the US$50 billion threshold for the first time, but also overtaking the United States to become the largest recipient of foreign investment in the world. During 2003, foreign direct investment fell to US$47.1 billion, but rose to US$54.9 billion during 2004 and US$79.1 billion in 2005. Foreign direct investment dropped slightly to US$78.1 billion and US$74.8 billion in 2006 and 2007, respectively, and rose to US$92.4 billion in 2008. In the first seven months of 2009, foreign direct investment was down 20.3% over the same period in 2008 to US$48.3 billion. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China's low wages and large pool of comparatively cheap labor.


          Another aspect of China's continued plan of economic development is the government's continued investment in infrastructure development programs, which are seen as necessary to sustain China's current level of economic performance. One of China's largest projects has been the construction of the Three Gorges Dam, the biggest single generating facility in the world. Hydro-power accounted for 7.7% of electricity generated in China in 2003, which has been significantly boosted by the Three Gorges Dam, which became fully operational in October 2008 at an estimated cost of US$30 billion. China is also increasing its nuclear power production capacity, which accounted for 2.3% of electricity generated in 2008. It is hoped by the government that by 2020, nuclear power will account for 5% of all power output.


          Other infrastructure projects include road building, low cost housing, rural power and urban facilities projects. A railway line into Tibet was completed in 2005 at an estimated cost of US$3.3 billion. As of early 2008, there were 16 high-speed rail projects under construction in an effort to expand China's high-speed rail network. One of these projects is a 1,318-km line expected to be completed in 2010 that will halve the travel time between Beijing and Shanghai to 5 hours. China is also planning to reform its state-run railway system by separating ownership and management. The railways are expected to be partially privatized and open to foreign investment. By 2007, China had a network of 53,900 km of expressways, compared to virtually none a few years earlier. In 2007, there were 32 million passenger vehicles in China, compared to 12 million in 2002. Port facilities and air transport have also improved over recent years.


          The large-scale burning of coal, which provided 76.6% of the energy produced in China in 2007, and the rapid rate of economic growth experienced by China in recent years has taken its toll on the environment. Air pollution and the loss of water resources are serious problems. In 1999, only 33% of 338 cities for which data were available met China's own residential ambient air quality criteria. A recent World Health Organization report on air quality concluded that seven of the world's ten most polluted cities were in China. The government has addressed environmental concerns by establishing the State Environmental Protection Administration and increasing investment in environmental projects. China is committed to shifting the balance of electricity production from fossil fuels, which currently accounts for over 80% of production. In this regard China has embarked on the construction of a large-scale liquefied natural gas import complex. In mid-2000, verified geological reserves of 10.21 million tons of oil and 1.098 billion cubic meters of natural gas were found by the North China oilfield. Additionally, China has participated in a program of bilateral environmental cooperation with the United States since the 1990s and is a member of a regional partnership committed to reducing pollution.


          China's foreign trade has more than tripled since 2000, from US$474.3 billion to an estimated US$2508.5 in 2008. Currently, China is the third largest trading nation after the United States and Germany. In 2004, China's exports were valued at US$593.3 billion and its imports at US$561.2 billion, leaving a surplus of US$32.1 billion. In 2005, China's exports were valued at US$762.5 billion and its imports at US$628.3 billion, leaving a surplus of US$134.2 billion. In 2006, China's exports were valued at US$969.0 billion and its imports at US$791.5 billion, leaving a surplus of US$177.5 billion. In 2007, China's exports were valued at US$1220.0 billion and its imports at US$904.6 billion, leaving a surplus of US$315.4 billion. In 2008, China's exports were valued at an estimated US$1434.6 billion and its imports at an estimated US$1073.9 billion, leaving a surplus of US$360.7 billion.

          Following more than ten years of negotiation, China was formally admitted to the World Trade Organization ("WTO") on December 1, 2001, effective January 1, 2002. China's admission to the WTO signalled the transformation of China's semi-closed economic system, an ongoing process that requires China to undertake a series of difficult economic reforms. While there had been longstanding efforts to reform China's domestic economy, China's accession to the WTO added impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement. Although there have been complaints about the progress of China's compliance with these commitments, since 2002 China has enacted or revised 1,000 laws or regulations to ensure that its legal system complies with WTO rules. Further, China has met, or in some cases exceeded, all of the market-opening requirements mandated by the WTO. In addition to the restructuring of China's economy, membership in the WTO has provided China with access to its key export markets and has increased foreign investment.

Banking and Finance
-------------------

          Banking in China is controlled by the wholly state-owned People's Bank of China ("PBC"), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. China's commercial banking sector has long been dominated by the "Big Four" state-owned banks -- the Bank of China, the China Construction Bank, the Agricultural Bank of China and the Industrial and Commercial Bank of China -- accounting for approximately 53% of total banking assets at year-end 2007. Since 2005, all four have listed their shares publicly, the most recent being the Agricultural Bank of China in January 2009.


          As a state owned unit, the PBC has been instrumental in the implementation of China's planned economy, particularly through lending in furtherance of government policies. In the past, the government has mandated that more than half of the PBC's lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. The result was a build-up of bad loans in the banking sector. In 1998, the government injected US$32 billion in the "Big Four" in an effort to bolster their balance sheets. In 2002, the government announced that bad loans accounted for approximately 25% of all loans. Independent analysts, however, estimated an even higher figure. In September 2004, the government announced that it would not provide any further assistance to help reduce the level of bad debt in the banking system. The level of bad loans for all of China's commercial banks as of March 31, 2009 was reported by the government to be 2.04% of all loans. It is anticipated that the level of bad loans will increase in light of the 2008-2009 global economic downturn.

          China has taken other measures to reduce the amount of non-performing loans in the banking system, including allowing Chinese banks to list abroad. In October 2005, China Construction Bank became the first of China's state-owned banks to list overseas, raising US$8 billion from foreign investors for 12% of its shares, then China's largest ever initial public offering. In May 2006, Bank of China raised US$9.7 billion in an initial public offering. In October 2006, the Industrial & Commercial Bank of China Ltd., China's largest bank, became the world's largest ever initial public offering, raising US$21.9 billion. In September 2007, China Construction Bank raised US$7.7 billion in an initial public offering, the largest mainland China public offering to date.

          In April 2003, a new regulatory body, the China Banking Regulatory Commission ("CBRC") was established to take over the bank regulatory functions of the PBC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China's banks to deal with financial risk.

          China reported budget deficits of RMB209.0 billion (US$25.3 billion), or 1.3% of GDP, in 2004, RMB228.1 billion (US$28.3 billion), or 1.2% of GDP, in 2005, and RMB166 billion (US$21.3 billion), or .8% of GDP, in 2006. In 2007, China reported a budget surplus of RMB174 billion (US$23.9 billion), or .7% of GDP. In 2008, China reported a budget deficit of RMB111 billion (US$16.3 billion), or .4% of GDP. It has been projected that in 2009 China's budget deficit will reach 4.0% of GDP, largely the result of a large stimulus package announced in November 2008 (RMB4 trillion (US$586 billion), equivalent to approximately 14% of China's 2008 GDP). Actual deficit numbers may be much larger than those officially reported, however, as non-performing loans to SOEs are not reflected in the official numbers. Nevertheless, China's external payment position is believed by observers to be sound as China boasts the world's largest foreign exchange reserves. China's foreign exchange reserves reached US$1968.0 billion as of December 31, 2008.


          Deposits at all of China's financial institutions at the end of December 2008 increased by 12.0% and lending was up 10.8%, year-on-year. The M2 (broad money supply) grew 16.0%,16.7%, and 17.8%, year-on-year, at year-end 2006, 2007 and 2008, respectively; while the M1 (narrow money supply) increased 17.9%, 21.0%, and 9.0% for the same periods. The M0 (cash in circulation) rose 12.7%, 12.1%, and 12.8% during the same periods. The monetary unit of China is the Renminbi, and the rate of exchange has averaged 8.3 RMB per U.S. dollar since 1995. During 2008, the exchange rate averaged 6.95 RMB per U.S. dollar. In 1986, to help solve the foreign exchange problems of foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as "swap centers," in various cities. These centers provide an official forum where foreign invested enterprises ("FIEs") may, under the supervision and control of the State Administration of Foreign Exchange ("SAFE"), engage in mutual adjustment of their foreign exchange surpluses and shortfalls. Renminbi are not yet fully convertible, however, as only "current account" items, as described below, may be converted freely. Under the rules implemented by SAFE, Greater China, as a FIE, has to establish a "current account" and a "capital account" with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of "current account items." However, prior approval from SAFE is needed if "capital account items" are to be converted into foreign currencies. "Current account items" include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center. In August 2007, the SAFE approved a pilot program for direct foreign portfolio investment by domestic individuals.

          Since 1994, trading of Renminbi and foreign currencies has been conducted at a rate within a range set daily by the Chinese government determined by reference to supply and demand. Such market exchange rates can be highly volatile and are subject to sharp fluctuations depending on market conditions. The initial effect of the abolition of the government's official exchange rate was a 50% devaluation of the Renminbi against the U.S. dollar by January 1994. Since then, however, the Renminbi has remained relatively stable against the dollar. Late in 2005, the government implemented several reforms designed to develop domestic markets for currency and interest derivatives. In addition, early in 2006 the government permitted over-the-counter Renminbi trading. These and other measures to improve the infrastructure of the foreign exchange trading system have helped to facilitate a faster rate of appreciation of the Renminbi.

Securities Markets
------------------

          China has two officially recognized securities exchanges, the Shanghai Stock Exchange opened in December 1990 and the Shenzhen Stock Exchange opened in July 1991 (the "Exchanges"), which developed out of securities exchanges set up to trade state treasury bonds. Trading on the Exchanges has been very volatile and prone to wide fluctuations since their inception, although measures have been taken during the last several years to stabilize the market. In order to ensure stability and protect investors' interests, the Shanghai Stock Exchange is demanding greater financial disclosure from listed companies. The exchange issued new guidelines regulating annual reports of listed companies in January 1998. Additionally, both Exchanges have issued new rules pertaining to listed companies. The rules give the Exchanges the right to suspend trading if a company reports a loss for two consecutive years, a company's net asset value falls below par value, or if there is any unusual and potential misleading trading.

          In addition, the new Securities Law, which took effect in July 1999, has established more stringent reporting requirements for listed companies and minimum capital requirements for securities firms. Further, the State Economic and Trade Commission issued a notice recently confirming the independence of Chinese companies listed overseas from their mainland parents, which is designed to prevent subsidiaries from being used to fund mainland parents in difficulty. Also, China's Eleventh Five-Year Plan (2006-2010) emphasizes regulation of the capital markets and includes proposals to establish an investigative department to target criminal activities in the securities market. In April 2001, the China Securities Regulatory Commission (the "CSRC") announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC has also adopted a series of measures to promote the protection of investors' interests and the development of the securities market, including a market oriented public offering review and approval system, more rigorous corporate governance initiatives for listed companies, reforms of domestic accounting standards and information disclosure to enhance market transparency, and investor education programs. In addition, the CSRC has enhanced its information exchange and regulatory cooperation with overseas regulatory authorities. As of June 2009, the CSRC had signed 43 bilateral memoranda of understanding ("MOUs") with regulatory authorities from 39 jurisdictions, including Hong Kong and the United States. In August 2002, the CSRC for the first time closed down a brokerage firm for undisclosed "irregularities." Subsequently, several other firms have been closed down by regulators following investigations of illegal practices.


          The Exchanges allow for the trading of only two types of shares: "A" shares, which may only be held and traded in Renminbi by mainland Chinese investors; and "B" shares, until recently, open only to foreign investors, also denominated in Renminbi, but traded in U.S. and Hong Kong dollars. In February 2001, the CSRC announced that domestic investors would be permitted to invest in the hard currency "B" shares. While Chinese investors were already responsible for about 80% of "B" share transactions, using regulatory loopholes, the new policy is designed to boost confidence in the market and has been viewed as a precursor to unifying the "A" share and "B" share markets. As of April 2008, there were 1,625 companies listed on the Exchanges: 1,419 issuing "A" shares, 23 issuing "B" shares, 86 issuing "A" and "B" shares, and 48 issuing "A" and "H" shares. From a base of near US$0 in 1990, China's total stock market capitalization swelled to approximately RMB16.65 trillion, accounting for about 40% of China's GDP in 2008. While full merger of "A" and "B" share markets is not likely in the near future, joint ventures comprised of foreign financial houses and mainland Chinese investors are allowed to purchase "A" shares and, as noted above, Chinese investors have been given official access to the "B" market. The Chinese government has also allowed certain Chinese companies to list shares on the Hong Kong Stock Exchange, such shares designated as "H" shares, and permitted certain companies to list on other foreign exchanges. As of year-end 2008, 153 domestic companies had been listed in overseas markets, raising US$112.157 billion. Of the 153 companies, 110 were listed on the Hong Kong Exchange main board (including ten cross-listed in New York, four in London, and one in New York and London), 40 on the Hong Kong Exchange Growth Enterprise Market and three in Singapore. As of year-end 2008, a total of 57 H-share companies had also listed A-shares on the Chinese mainland. Traditionally, "H" shares have been unavailable to individual mainland Chinese investors. On August 20, 2007, the CSRC announced plans to open up the "H" share market to domestic investors. See "--Hong Kong--Securities Markets" for additional information on "H" shares.


          In December 2002, China launched the Qualified Foreign Institutional Investor ("QFII") scheme, which opened up China's "A" share market to overseas investors. As of year-end 2008, China had granted QFII licenses to 76 foreign institutions, with approved investment quotas totaling US$13.405 billion and 13 banks were licensed to provide QFII custody services. The maximum aggregate investment by QFII licensees was raised from US$10 billion to US$30 billion in December 2007 in ancitipation of the 18th U.S.-China Joint Commission on Commerce and Trade. In September 2009, the maximum individual QFII quota was increased from US$800 million to US$1 billion.


          The key index for the Shanghai Stock Exchange, the Composite Index of Shanghai, closed at 2675.47, 5261.56 and 1820.81 at the end of 2006, 2007 and 2008, respectively. The key index of the Shenzhen Stock Exchange, the Composite Index of Shenzhen, closed at 550.59, 1447.02 and 550.30 at the end of 2006, 2007 and 2008, respectively.


          China also has an active bond market, as the government issues Treasury bonds to help fund consistent budget deficits. Record amounts of government bonds have been issued every year for the past ten years. The outstanding balance of China's bond market reached RMB15.11 trillion at the end of 2008, up 22.55% from 2007. Central bank bills, Treasury bonds and bonds issued by policy-oriented banks account for over 90% of the total bond issuance. In recent years, bond products have expanded from Treasury bonds to a variety of fixed income instruments, including commercial paper, financial bonds, corporate bonds, convertible bonds and asset-backed securities. China's sovereign foreign currency debt is currently rated investment grade by both S&P and Moody's. The current S&P rating for China's sovereign foreign currency long-term debt is A+, with a stable outlook. The Moody's corresponding rating is A1, with a stable outlook.


          China also allows commodity futures trading, although the government is wary of the speculation futures markets can foster. In 1999, the government reduced the number of commodities exchanges from fourteen to three as part of its attempt to overhaul the industry and reduce risk and volatility in the markets. The number of different commodities traded was also sharply reduced, from twenty-five to twelve. By the end of 2008, 17 commodity futures products had been launched. In 2008, turnover reached 1.364 lots by volume and RMB71.92 trillion in value, representing a growth of 87.2% and 75.5%, respectively, from 2007.


          China's mutual fund industry has grown steadily over the past decade. The first five closed-end funds were launched in 1998 and the first open-end fund was launched in 2001. By the end of 2008, the net assets of China's 439 mutual funds managed by 61 fund management companies totaled RMB1.9 trillion, compared to RMB3.17 trillion at the end of 2007. Currently, China limits foreign ownership of asset management firms to a minority interest. In July 2009, the CSRC launched a website for fund information disclosure.

HONG KONG
---------

          Hong Kong, officially called the Hong Kong Special Administrative Region of the People's Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 240 square miles and a population estimated at 7.0 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics
--------------------

          Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99 year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration, which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region ("SAR") of China and retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a "Basic Law", essentially a constitution, which guarantees the SAR its own legislature, legal and judicial system, and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

Government
----------

          Until July 1, 1997, Hong Kong was a colony of the British crown, with Queen Elizabeth II as the Head of State and an appointed governor as her representative. The Hong Kong Legislative Council (the Legco), had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the Exco), was appointed by the governor. They advised the governor concerning legislation to be debated in the Legco.

          Hong Kong is now headed by a chief executive, who reports directly to Beijing. The chief executive is appointed for a five-year term by the central government of China after being selected by the Election Committee, which is nominated by corporate bodies. Currently, the chief executive is Donald Tsang, who was selected to finish the second term of Tung Chee-hwa, who resigned in May 2005. Mr. Tsang was re-elected for a five-year term on March 25, 2007. The policy making and executive powers of the chief executive are checked by both the central government of China above and the Legco below. The fourteen member Exco advises the chief executive. The next chief executive election will be in March 2012.

          On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council ("PLC"), which had been appointed by the Election Committee. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998 election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2008 Legco elections, the Democratic Party won 19 of the 30 seats selected by universal suffrage, up from 18 in the 2004 elections. Pro-Beijing candidates took the other 11, down from 12 in the 2004 elections. The remaining 30 seats in the Legco are elected by functional constituencies. While the Basic Law stipulates that universal suffrage is the "ultimate aim" of constitutional development in Hong Kong, its progress has been dictated by China. The next Legco election is required by law to occur in 2012.

          The Legco is presided over by a president who is elected by the members. The current president is Jasper Tsang.

Economy
-------

          Hong Kong's economy is highly cyclical and, compared to the U.S. economy, quite volatile, as the government does not normally endeavor to restrain economic fluctuations. As Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade. Hong Kong's economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong's most important export industry) and electronics. As Hong Kong's standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Official statistics show that the number of foreign companies operating in Hong Kong has been rising steadily. As of June 2008, Hong Kong was host to an all-time high of 6,612 overseas, China and Taiwan companies representing parent companies located outside of Hong Kong. Of these, 3.882 served as regional headquarters or regional offices.


          Hong Kong's GDP grew by 8.5% in 2004, 7.1% in 2005, 7.0% in 2006, 6.4%
in 2007 and 2.4% in 2008. The consumer price index averaged -0.4% in 2004, 0.9% in 2005, 2.0% in 2006, 2.0% in 2007and 4.3% in 2008. Unemployment (not
seasonally adjusted) averaged 6.8%, 5.6%, 4.8%, 4.0% and 3.6% in 2004, 2005,
2006, 2007 and 2008, respectively.


          With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong's industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong's continued industrial growth is tied to China. China has long been Hong Kong's largest trading partner, accounting for 48% of Hong Kong's total trade value and 90% of its re-export trade in 2008. Between 1996 and 2006, exports in goods produced in Hong Kong fell by 36.6%, compared to a 96.2% growth in re-exports during the same period. In 2004, domestic exports grew by 3.5% and re-exports grew by 16.8%. In 2005, domestic exports grew by 8.0% and re-exports grew by 11.7%. In 2006, domestic exports fell by 1.1% and re-exports grew by 10.0%. In 2007, domestic exports fell by 18.9% and re-exports grew by 10.8%. In 2008, domestic exports fell by 16.8% and re-exports grew by 6.0%.


          Hong Kong's role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Transshipments do not show up in Hong Kong's trade statistics; however, in 1996 it was estimated that transshipments were worth approximately 70% of Hong Kong's re-exports. Hong Kong boasts the world's largest container port. After several years of double-digit growth, Hong Kong's container throughput grew by only 1.4% in 1998, a record low in growth rate since 1978. Container throughput has rebounded since then, however, experiencing a 7.5% growth rate in 2004, a 2.8% growth rate in 2005, a 4.1% growth rate in 2006 and a 2.0% growth rate in each of 2007 and 2008. Despite the growth in container throughput in recent years, however, Hong Kong's preeminence is no longer secure as it faces growing competition from China and elsewhere in Asia, particularly the Port of Singapore, and Shanghai and Shenzhen in China. In line with Hong Kong's strength as an exporter and re-exporter, its foreign exchange reserves are the eighth largest in the world, behind China, Japan, Russia, Taiwan, India, South Korea and Brazil. At the end of 2008, Hong Kong's foreign exchange reserves were estimated at US$182.5 billion.


          On June 29, 2003, Hong Kong and mainland China signed the Close Economic Partnership Arrangement ("CEPA"), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong's economy. The CEPA became operational in January 2004. The CEPA initially qualified 374 classes of goods for zero import tariffs, liberalized access for Hong Kong companies providing 18 classes of commercial services on the mainland, and permitted Hong Kong banks to offer products and services based on the Chinese Renminbi. The CEPA provides a mechanism for further liberalization measures. Accordingly, additional classes of goods and services have become subject to zero tariffs and preferential treatment pursuant to several CEPA extensions, the most recent of which, known as CEPA VI, became effective in May 2009. CEPA VI contains 29 new liberalization measures, covering 20 service sectors, two of which are new (research and development, and rail transportation).


          Property prices in Hong Kong dropped precipitously, falling by approximately 50% between October 1997 and the end of 1998. The Hong Kong property market remained depressed until late in 2003. The fall in property prices affected not only companies and persons involved in the property market. The government derives a significant portion of its revenue from land sales, which fell from HK$54.8 billion in 1996-1997 to HK$29.5 billion in 2001-2002. Furthermore, Hong Kong has experienced three recessions since 1997, and public spending has increased. As a result, Hong Kong has experienced rising budget deficits. Although Hong Kong's fiscal condition improved between 2004 and 2007, as the result of spending cuts, it has fallen back into deficit as the government has undertaken a number of stimulus measures to address a contracting economy. The government has estimated a deficit equivalent to 0.3% of GDP in fiscal year 2008-2009.

          S&P's ratings of Hong Kong's local and foreign sovereign debt are currently both AA+/Stable. Moody's ratings of Hong Kong's local and foreign sovereign debt are currently both Aa2/Stable.

Banking and Finance
-------------------

          Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate, insurance and business services, the financial sector accounted for approximately 29.1% of Hong Kong's GDP in 2007, compared to 16.9% in 1997. Unlike many Asian economies, Hong Kong does not actively attract or dissuade foreign investment.


          While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority ("HKMA") was established to assume certain central bank type responsibilities, including monetary management and supervision of the banking industry. Hong Kong had 200 authorized banking institutions (including 145 licensed banks, 27 restricted-license banks and 28 "deposit-taking companies") at the end of 2008. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks ("HKAB"), which supervises banking standards. Until recently, licensed banks did not have the power to set interest rates freely. Instead, interest rates were set by the HKBA for deposits of less than HK$500,000 and with a maturity of less than 15 months. The last interest rate rules were eliminated in July 2001. Since 1983, the Hong Kong dollar has been linked to the U.S. dollar at a rate of HK$7.80:$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75:$1.00. Normally Hong Kong interest rates closely follow U.S. rates because of the tie between the U.S. dollar and the Hong Kong dollar. This has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which has contributed to periodic surges of money into the stock and property markets. According to the Basic Law, for 50 years from July 1, 1997 the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital.

Securities Markets
------------------

          Foreign investment into Hong Kong is restricted only in a few regulated sectors that are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (SEHK) is completely open to foreign investors with minimal regulations.

          Prior to 2002, the regulatory powers of Hong Kong's Securities and Futures Commission ("SFC") were limited to either a verbal reprimand or an outright ban on trading with little power in between and did not include the power to levy fines. In June of 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance that would make purchasers disclose their holdings when they reach 5% of the total issued shares, rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong's securities and futures markets, which had been a patchwork of ten ordinances written over the preceding 25 years. The primary purpose of the legislation, known as the "Securities and Futures Ordinance 2002," which was enacted on March 13, 2002, is to create a regulatory framework that promotes market confidence, secures appropriate investor protection, reduces market malpractice and financial crime, and facilitates innovation and competition. The major features of the Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies. In the past several years, electronic trading services have been enhanced, a new Investor Compensation Fund has been established, the first real estate investment trust and the first bond index-tracking exchange traded fund have been authorized for listing, and enforcement activity has increased.


          In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 310 listed companies with a market capitalization of HK$805 billion in 1991 to 701 listed companies with a market capitalization of HK$4.7 trillion as of December 31, 1999. At the end of 2008, the SEHK was the largest stock market in Asia, outside of the Tokyo Stock Exchange and the Shanghai Stock Exchange, with 1,261 listed companies and a market capitalization of HK$10.3 trillion (including both the Main Board and the Growth Enterprise Market ("GEM")), down 50% from a year earlier, and ranked seventh worldwide in terms of market capitalization. The Hang Seng Index, which tracks 33 blue chip companies listed on the SEHK, rose from 4,297 in 1991 to 15,196 as of June 27, 1997, the last day the SEHK was open prior to the transfer of sovereignty to China. After hitting a low of 6,660 on August 13, 1998, the Hang Seng Index, whose constituent stocks account for 70% of the total market capitalization of the SEHK, rebounded to 10,049 on December 31, 1998 after the government intervened by spending HK$118.1 billion on stock to support prices. The Hang Seng Index closed at 14,230.14 at the end of 2004, 14,876.43 at the end of 2005, 19,964.72 at the end of 2006, 27,812.65 at the end of 2007 and
14,387.48 at the end of 2008, down 48.3% from a year earlier. Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, valued at approximately US$4.3 billion, was at that time the largest Asian initial public offering, excluding Japan, and contributed to the stock market's robust performance in 1999. As of June 30, 2009, the Tracker Fund had assets of approximately HK$34.7 billion.


          The growth of the Hong Kong securities market can be attributed to the absence of restrictions on foreign shares and the influx of mainland China issuers. Listings of China-incorporated companies are known as "H" shares. Chinese state enterprises incorporated in Hong Kong are also listed and these are known as "Red Chips." At the end of 2008, there were 465 Mainland enterprises (including 150 H-share companies, 93 "Red Chips" and 225 private enterprises) listed on the SEHK, accounting for 37% of the total number of listed companies and 60% of the total market capitalization. The performance of the Hang Seng China Enterprises Index, comprising the "H" shares listed on the SEHK, rose 22% in the second half of 1996 to close the year at 980. As of June 27, 1997, this index stood at 1,015, but it fell to 398 by December 31, 1998. On December 31, 2008 this index closed at 7891.80, down 51.1% from a year earlier. The Hang Seng China-Affiliated Corporations Index, an index which tracks the "Red-Chip" companies, including companies incorporated in Hong Kong at least 35% of whose assets are owned by Mainland China entities, rose 7.28% on June 16, 1997, the first day securities on the index were measured, to close at 2,867. This index fell from 3,469 on June 27, 1997 to 914 on December 31, 1998. On December 31, 2008 this index closed at 3292.40, down 46.1% from a year earlier.


          In November 1999, the SEHK launched the GEM, a new market to provide capital to emerging companies to facilitate their development and/or expansion. Due to the increased investment risks of the GEM, it is open only to sophisticated investors. By the end of 2008, there were 174 companies listed on the GEM with a total market capitalization of HK$45.2 billion, down 72.0% from a year earlier.


          While Hong Kong has not needed to issue debt to raise funds, as until recently it has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. By August 9, 2009, the HKMA had HK$391.0 billion of outstanding Exchange Fund bills and notes, up from HK$7.5 billion at the end of 1990. An Exchange Fund debt investment is one that evidences the deposit of money in Hong Kong dollars with the HKMA and is a direct obligation of the Hong Kong government. Beginning in 1996, the HKMA began issuing Exchange Fund debt with a maturity of seven years, up from the previous maximum of five years and in October 1996 began issuing ten year notes. The Exchange Fund recorded investment losses of HK$81.9 billion in 2008, which represented approximately 5.0% of the fund's total assets. This was the fund's first loss since 2001. Total assets of the Exchange Fund at year-end 2008 were HK$1,616.3 billion.

          The Hong Kong Futures Exchange ("HKFE") operates both futures and options markets on the Hang Seng Index, interest rate and foreign exchange products, as well as a limited number of commodities and a stock futures market. On July 30, 1999 the SEHK and the HKFE announced the successful conclusion of merger negotiations; the merger became effective on March 6, 2000 and resulted in the SEHK, the HKFE and the Hong Kong Securities Clearing Company Limited becoming wholly-owned subsidiaries of HKEx, a newly formed holding company. The SEHK also has a successful stock options market.

          Since 1994 the HKMA has implemented a number of reforms to Hong Kong's payment and settlement systems. The most recent development occurred in March 2000 when the new U.S. Dollar clearing system was launched. The U.S. Dollar clearing system, which became fully operational at the end of 2000, enables a wide range of financial transactions in U.S. Dollars to be settled in Hong Kong. Given the extensive holding of U.S. Dollars in Hong Kong and the considerable trade in U.S. Dollar-denominated assets, there has been great demand for a U.S. Dollar clearing system. Furthermore, the new clearing system has provided Hong Kong with an even greater range of opportunities to further develop its markets and bolster its position as an international financial center. At the end of 2008, the system had 76 direct and 150 indirect participants, including 123 indirect participants from outside Hong Kong. On average, the system handled on average more than 9,900 transactions per day in 2008, with a total value of US$10 billion. In 2004, the HKMA was empowered by the Clearing and Settlement Systems Ordinance (CSSO) to designate and oversee clearing and settlement systems that are material to the monetary or financial stability of Hong Kong, or to the functioning of Hong Kong as an international financial center. The purpose of the CSSO is to promote the general safety and efficiency of the designated systems. In 2008, the HKMA continued with its cooperative effort with other central banks in the oversight of links between payment and settlement systems in Hong Kong and those in other countries.

TAIWAN
------

          Taiwan, officially called the Republic of China ("ROC"), is an island located off the southeastern coast of China with a land mass of approximately 14,000 square miles and a population estimated at 23.0 million at the end of 2007, of which 98% are ethnic Chinese. Politically, Taiwan is subdivided into 16 counties and seven municipalities. Half of the island is covered by forests and the terrain is mountainous, especially inland.

History and Politics
--------------------

          Formerly a province of China, Taiwan became independent from mainland China in 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan and set up a provisional government that was declared by the provisional government to be the official government of mainland China. The initial focus of the Nationalist or Kuomintang Party ("KMT") was to assume control of mainland China rather than concentrating on Taiwan. This stance became untenable by 1979, when the United States, and successively other countries, changed its diplomatic recognition from Taiwan to mainland China, or the People's Republic of China ("PROC"). The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and the formation of opposition parties were allowed. The trend toward democracy has continued since 1987. In 1996 Taiwan elected its President by direct popular vote for the first time. Opposition parties have been allowed to participate in the political process and currently there are approximately 80 political parties, three of which are considered to be major. In the legislative elections of 1995, the once-dominant KMT party failed to attain a majority of the vote, although it still held a majority in the legislature, which it retained in the December 1998 election. In the most recent legislative elections (January 2008), the KMT won 51% of the popular vote, securing 81 of the 113 seats in the Legislative Yuan. In the most recent presidential elections (March
2008), the KMT's candidate, Ma Jing-jeou, won the presidency in a landslide victory, giving the KMT a solid majority in the two most important political institutions in Taiwan.


Political Relations with China
------------------------------


          China's official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan's official position remains the same as in 1949, that its government is the rightful government of mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China, while only 23 nations maintain formal diplomatic ties with the government of Taiwan. In the late 1990s, China offered to resume political talks with Taiwan and proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC or the ROC but a new China built together. A trip by China's chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan's chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan's president, that Cross-Strait talks henceforth would be on a "state-to-state" basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government's sovereign status. While Mr. Lee's remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China's ire toward Taiwan. These include the endorsement by the United States of the One China formula and the displeasure the United States voiced with respect to Mr. Lee's remarks. Furthermore, Chen Shui-bian, who served as Taiwan's President from 2000 to 2008, introduced a new variation of the One China formula - "One China with differing interpretations." Since taking office in March 2008 as Taiwan's new President, Ma Ying-jeou has moved quickly to improve relations and economic links with China. In June 2008, China and Taiwan held their first formal round of talks since 1999. While the KMT has historically favored eventual unification with China, under certain conditions, there is considerable political sentiment against it. In November 2008, Mr. Ma signed agreements with representatives of China that established direct flights, shipping links and mail service. By mid-2009, China and Taiwan were negotiating the terms of a comprehensive economic cooperation agreement. Mr. Ma has also announced that issues of sovereignty would be put off to the future.


Government
----------

          Taiwan continues in the process of moving from a mostly one party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party ("DPP") and the NP, which favors reunification. Taiwan's national level of government consists of the Presidency, the National Assembly, and five governing branches, or Yuans. The President and the Vice President are now directly elected by the people and the offices are currently held by Ma Ying-jeou and Vincent Siew. The legislative arm of the government is the Legislative Yuan, which is currently under the control of the KMT. Prior to 2006, there was also the National Assembly, whose powers and responsibilities were gradually transferred to the Legislative Yuan as Taiwan progressed to a democratic form of government. In addition to the Legislative Yuan, there are four additional Yuans: the Executive Yuan, the Judicial Yuan, the Examination Yuan and the Control Yuan. Of the five Yuans, only the 225-member Legislative Yuan, Taiwan's highest legislative body, is popularly elected. No less than one-half of the elected members of each party are required to be female. The next elections are scheduled to occur in January 2012 (Legislative Yuan) and March 2012 (Presidential).

Economy
-------

          Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan's manufacturing base has moved towards the production of high-end consumer goods, particularly into the chemical and computer sectors. Taiwan's GDP has risen at a steady rate over recent years. In 2004, 2005, 2006, 2007 and 2008, Taiwan's real GDP growth rates were 6.2%, 4.2%
4.9%, 5.7% and 0.1%, respectively. Taiwan's GDP contracted by an unprecedented 8.4% in the fourth quarter of 2008, compared to the fourth quarter of 2007. The depth of the economic downturn, the result of the global economic downturn in 2008-2009, demonstrates how dependent Taiwan is on external demand. Taiwan's consumer price index for 2004, 2005, 2006, 2007 and 2008 was 1.6%, 2.3%, 0.6%,
1.8% and 3.5%, respectively.


          In the late 1980's, Taiwan's manufacturing industries began to relocate their operations overseas, mostly to other countries in southeast Asia. As a consequence, the industrial sector's share of GDP has fallen from a peak of 44.8% in 1986 to 25.04% in 2008. The services sector accounted for 73.27% of Taiwan's GDP in 2008. Taiwan's exports are predominantly manufactured goods. Industrial goods accounted for almost 99% of exports in 2008. Processed agricultural products accounted for most of the balance.


          Foreign trade has been the engine of Taiwan's rapid growth during the past 40 years. The total value of trade increased five-fold in the 1960s, nearly ten-fold in the 1970s, and doubled again in the 1980s. The 1990s saw a more modest, less than two-fold, growth. The composition of Taiwan's exports has changed from agricultural commodities to industrial goods. The electronics sector is Taiwan's most important industrial export sector. Taiwan is the world's largest supplier of computer monitors and is a leading personal computer manufacturer. Imports are dominated by raw materials and capital goods, which account for more than 90% of the total. Most of Taiwan's exports to China are transshipped through Hong Kong, per an agreement allowing Taiwan continued access to China's markets. In 2005, China (including Hong Kong) accounted for 21.6% of Taiwan's exports and 11.0% of its imports, compared to 15.1% and 11.6%, respectively, for the United States. In 2006, China (including Hong Kong) accounted for 24.3% of Taiwan's exports and 12.3% of its imports, compared to 15.2% and 11.2%, respectively, for the United States. In 2007, China (including Hong Kong) accounted for 40.7% of Taiwan's exports and 13.6% of its imports, compared to 13.0% and 12.1%, respectively, for the United States. In 2008, China (including Hong Kong) accounted for 39.0% of Taiwan's exports and 13.7% of its imports, compared to 12.0% and 10.9%, respectively, for the United States. Taiwan's foreign exchange reserves have remained relatively steady and totaled US$296.4 billion on December 31, 2008.


          Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in large government budget deficits in recent years, averaging 4% of GDP between 1990-1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it hit a high of 6.7% in 2001 due to efforts to stimulate the economy through additional public spending and deteriorating revenues, due in part to the President's promise not to raise taxes. A modest budget surplus was recorded in 2007. Since then, Taiwan's fiscal condition has deteriorated, largely due to a NT$149 billion stimulus package adopted to address the effects of the 2008-2009 global economic downturn. It has been estimated that general government debt will reach 4.7% of GDP in 2009.

Economic Relations with China
-----------------------------

          Taiwan and China, while separated geographically and politically, are coming closer together economically despite Taiwanese government warnings in the 1990s that Taiwan was becoming overly dependent on China, while at the same time losing its manufacturing base to the mainland. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. Taiwan is the second largest source of foreign investment in China. According to the Ministry of Economic Affairs, government-approved investment in mainland China totaled US$37.7 billion between 1994 and 2004, compared with direct investment in all other countries of US$34.8 billion over the same period. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at US$50 million. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. Restrictions on investment in China, which were based on the concern that China would use Taiwan's investment on the mainland as a lever to force political unification, have had minimal effect because the reasons for investment in China (proximity, lower costs, cultural affinity) are overwhelming. Recognizing this reality, President Chen adopted a different approach and succeeded in relaxing the investment restrictions. President Ma has taken further steps to relax the restrictions on China-bound investment. These include (i) raising the cap on China-bound investment by a Taiwanese business (with net worth of at least NT$5 billion) from 40% to 60% of its net worth (the cap is lower for higher net worth businesses); (ii) relaxing the limits on funds raised domestically or overseas for China-bound investment; and (iii) simplifying the review process for capital flow to China.

          As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the government's policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues to grow. The largest investors in Taiwan are Japan and the United States.

Banking and Finance
-------------------

          Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China ("CBC"). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches, which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan's restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.

          Taiwan's currency is the New Taiwan dollar ("NT$"). The currency was allowed to float on October 17, 1997. Taiwan's currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, but this drop was minor when compared to that of other Asian currencies. Since 1998, the currency has continued to trade above the NT$30:US$1 level. The exchange rate averaged NT$33.43:US$1 during 2004, NT$32.18:US$1 during 2005, NT$32.53:US$1 during 2006, NT$32.85:US$1 during 2007 and NT$31.52:US$1 during 2008. Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. In 2008, foreign investment reached US$5.4 billion, compared to US$7.4 billion and US$7.8 billion in 2006 and 2007, respectively. Nonetheless, Taiwan has been a net investor abroad. Direct investment abroad between 1996 and 2002 totaled US$34.4 billion, whereas foreign direct investment in Taiwan during that period totaled US$17.8 billion. In 2005, 2006, 2007 and 2008, US$6 billion, US$7.4 billion, US$11.1 billion and US$10.3 billion, respectively, was invested abroad. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan's two largest cities, Taipei and Kaosiung.


          Taiwan's banking sector has been liberalized in recent years, but certain inefficiencies in the system contributed to the deterioration of its health during the second half of the 1990s. By March of 2002, the official non-performing loan ("NPL") ratio had reached 8.8%, compared to 3% at the end of 1995. In June 2001, a package of legislative proposals was approved by the Legislative Yuan that were intended to make the financial sector more efficient. Among other things, these measures permitted the establishment of financial holding companies, eased the restrictions on the scope of insurance company activities, and established a government-run resolution trust fund to close ailing financial institutions and remove deposit insurance restrictions with respect to these institutions. These measures have achieved some success, as the official NPL ratio at the end of March 2005 was 3.2%, according to government data. Private estimates indicate a higher ratio. In July 2005, a new NPL definition was adopted (loans 90 days overdue, instead of 180 days), consistent with international standards, after which the NPL ratio was reported to be 2.8%. At the end of 2008, the official NPL ratio was 1.7%.

Securities Markets
------------------

          The Taiwan Stock Exchange ("TSE"), Taiwan's primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the United States, the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile, but in recent years the market has been less erratic. In 2007, the TAIEX closed at 8,506.3, up 8.7% from 2006. In 2008, the TAIEX closed at 4591.2, down 46.0% from 2007. The TAIEX is based on most of the component stocks from the TSE's listed companies (718 as of December 31, 2008), and covers all stocks accept for preferred stocks, full-delivery stocks, and stocks that have been listed for less than one month. The ROC Over-the-Counter Securities Exchange (now named the TAISDAQ), which is set up similarly to the NASDAQ system in the United States, has grown rapidly since its inception in 1994.

          Since 1983, Taiwan has been in the process of opening up its financial markets to foreign investors. Until early 2001, there were limits on total foreign investment in an exchange listed security. With the exception of certain industries (e.g., telecommunications, power generation, power distribution and mass media companies) there are no longer any limits. After a series of incremental liberalization measures, the Qualified Foreign Institutional Investor ("QFII") system, which established restrictions on foreign portfolio investment in order to prevent rapid flows of capital in and out of Taiwan, was finally abolished in October 2003. The abolishment of the QFII system is intended to attract more foreign investors into Taiwan's securities market and to extend its integration with international markets. Current regulations classify foreign investors into two groups, foreign institutional investors ("FINI") and foreign individual investors ("FIDI"). FINIs are exempted from investment caps and have no quota restrictions. FIDIs continue to be bound by a US$5 million cap. Both FINIs and FIDIs are required to register with the TSE for investment identification. Foreign investors are currently permitted to invest in the following securities: (i) TSE-listed stock, private placements of shares, certificates of entitlement to new shares from convertible bonds, and Taiwan depositary receipts; (ii) beneficiary certificates of securities investment trust funds; (iii) government bonds, financial debentures, corporate bonds, convertible bonds and corporate bonds with warrants; (iv) public placements or private placements of beneficiary certificates issued by trustee companies; (v) warrants; and (vi) other securities approved by regulatory authorities.

          The Taiwanese bond market has been expanding rapidly in recent years. At the end of December 2008, the outstanding amount of Taiwan's bond market was NT$5,769.1 billion, NT$3,765.2 billion of which represented government bonds. The government's first 20-year bond was issued during the 1998-99 fiscal year. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. Since then, foreign investors have become increasingly active in the local bond market as rating information has become available for Taiwanese firms issuing corporate debt. This local rating agency does not rate government-issued debt. S&P and Moody's rate Taiwanese sovereign government foreign currency, long-term debt at AA-/Negative/A-1+ and Aa3/Stable, respectively.

          Margin trading in common stocks and beneficiary certificates of companies that do not have a concentrated ownership or overly volatile activity and have been listed for more than six months is permitted for individuals who meet certain qualifications. Maintenance ratios are regulated by the CBC and the Competent Authority and margin account customers must buy and sell securities based on the margin requirements. Both securities bought on margin and the value received for short sales are held as collateral which is marked to market everyday. All accounts must remain above the maintenance ratio and margin calls are issued for accounts which dip below the ratio.

          Taiwan's futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and has demonstrated impressive growth in terms of trading volume, institutional investor participation and overall market scale. TAIFEX currently offers 18 products, including futures and options on major Taiwan stock indices, government bond futures, 30-day commercial paper interest rate futures, equity options and gold futures. In order to expand the market, TAIFEX has taken steps to facilitate internationalization and to boost foreign participation.

          On July 1, 2004, the Financial Supervisory Commission ("FSC") was established as the umbrella regulator of the banking, securities and insurance industries. The FSC replaces a system of sectoral regulation and is designed to implement the government's determination to exercise more efficient financial supervision and push for a broad range of financial reforms in order to promote Taiwan as a regional financial services center. The FSC has actively sought to raise the international profile of Taiwan's financial markets. It has established a representative office in New York City, its first overseas location, and in London. In addition, the FSC has been an active participant in international organizations and activities.

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                                   APPENDIX B:

                             DEBT SECURITIES RATINGS

--------------------------------------------------------------------------------

          The ratings of securities by S&P, Moody's and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          Securities rated Aaa by Moody's and AAA by S&P and Fitch are considered to be of the highest quality; capacity to pay interest and repay principal is extremely strong. Securities rated Aa by Moody's and AA by S&P and Fitch are considered to be high quality; capacity to repay principal is considered very strong, although elements may exist that make risks appear somewhat larger than exist with securities rated Aaa or AAA. Securities rated A are considered by Moody's to possess adequate factors giving security to principal and interest. S&P and Fitch consider such securities to have a strong capacity to pay interest and repay principal. Such securities are more susceptible to adverse changes in economic conditions and circumstances than higher-rated securities.

          Securities rated Baa by Moody's and BBB by S&P and Fitch are considered to have an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. Securities rated Ba by Moody's and BB by S&P and Fitch are considered to have speculative characteristics with respect to capacity to pay interest and repay principal over time; their future cannot be considered as well-assured. Securities rated B by Moody's, S&P and Fitch are considered to have highly speculative characteristics with respect to capacity to pay interest and repay principal. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Securities rated Caa by Moody's and CCC by S&P and Fitch are of poor standing and there is a present danger with respect to payment of principal or interest. Securities rated Ca by Moody's and CC by S&P and Fitch are minimally protected, and default in payment of principal or interest is probable. Securities rated C by Moody's, S&P and Fitch are in imminent default in payment of principal or interest and have extremely poor prospects of ever attaining any real investment standing. Securities rated D by S&P and Fitch are in default.

Dominion Bond Rating Service Limited
------------------------------------

Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA

Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA

Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A

Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

BBB

Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB

Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B

Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C

Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D

A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

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                                   APPENDIX C:

                            STATEMENT OF POLICIES AND
                           PROCEDURES FOR PROXY VOTING

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to shareholders. We favor proposals promoting transparency and accountability within a company. We support the appointment of a majority of independent directors on key committees and generally support separating the positions of chairman and chief executive officer, except in cases where a company has sufficient counter-balancing governance in place. Because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we generally will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast. Furthermore, we have written to the SEC in support of shareholder access to corporate proxy statements under specified conditions with the goal of serving the best interests of all shareholders.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. Therefore, we may withhold votes for directors (or vote against directors in non-U.S. markets) who fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. (We may vote against directors under these circumstances if the company has adopted a majority voting policy because, if a company has adopted such a policy, withholding votes from directors is not possible.) In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse, and we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement. Also, we will generally not withhold votes for directors who meet the definition of independence promulgated by the primary exchange on which the company's shares are traded or set forth in the code we determine to be best practice in the country where the subject company is domiciled. Finally, because we believe that cumulative voting in a single shareholder class structures provide a disproportionately large voice to minority shareholders in the affairs of a company, we will generally vote against such proposals and vote for management proposals seeking to eliminate cumulative voting. However, in dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we will generally vote in favor of cumulative voting.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company is in the best position to choose its auditors, so we will generally support management's recommendation. However, we recognize that there are inherent conflicts when a company's independent auditor performs substantial non-audit services for the company. The Sarbanes-Oxley Act of 2002 prohibits certain categories of services by auditors to U.S. issuers, making this issue less prevalent in the U.S. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees and whether there are other reasons for us to question the independence or performance of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with management's recommendations on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option plan or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions (such as takeovers) or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. Therefore, we will generally oppose proposals, regardless of whether they are advanced by management or shareholders, when their purpose or effect is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefits offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that allow stock options to be granted with below market value exercise prices on the date of issuance or permit re-pricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. In markets where remuneration reports are not required for all companies (for instance, in the U.S. such reports are required only for companies that receive funds from the Troubled Asset Relief Program ("TARP") but not other companies), we will generally support shareholder proposals asking the board to adopt a policy (i.e., "say on pay") that the company's shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee's report. Although "say on pay" votes are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that the important common objective of management and shareholders is met, which is maximizing the value of the company. In markets where votes to approve remuneration reports are required, we review the reports on a case-by-case basis. With respect to companies that receive governmental assistance through government programs such as TARP, we will generally oppose shareholder proposals that seek to impose greater executive compensation restrictions on subject companies than are required under the applicable program because such restrictions could create a competitive disadvantage for the subject company. We believe the U.S. Securities and Exchange Commission ("SEC") took appropriate steps to ensure more complete and transparent disclosure of executive compensation when it issued its modified executive compensation disclosure rules in 2006. Therefore, while we will consider them on a case-by-case basis, we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules. Finally, we will support requiring a shareholder vote on management proposals to provide severance packages that exceed
          2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control. Finally, we will support shareholder proposals requiring a company to expense compensatory employee stock options (to the extent the jurisdiction in which the company operates does not already require it) because we view this form of compensation as a significant corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company with no discernable benefits to shareholders. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage or administer, who distributes AllianceBernstein-sponsored mutual funds, or with whom we have, or one of our employees has, a business or personal relationship that may affect (or may be reasonably viewed as affecting) how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted based solely on our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees taking reasonable steps to evaluate (A) the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and (B) any client that has sponsored or has a material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that he or she is aware of (including personal relationships) and any contact that he or she has had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is, in fact, independent taking into account all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally choose not to vote those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          Clients may obtain information about how we voted proxies on their behalf by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request for proxy voting information to: Mark R. Manley, Senior Vice President & Chief Compliance Officer, AllianceBernstein L.P., 1345 Avenue of the Americas, New York, NY 10105.


          [ALTERNATIVE LANGUAGE FOR U.S. MUTUAL FUNDS]


          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.


SK 00250 0157 1025667 v2

                                     PART C
                                OTHER INFORMATION


ITEM 23.  Exhibits:

     (a)  Declaration of Trust.

          (1) Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (2) Amendment No. 1 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (3) Amendment No. 2 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on January 30, 1998).

          (4) Amendment No. 3 to Agreement and Declaration of Trust (previously filed with Post-Effective Amendment No. 48 to the Registrant's Registration Statement on June 6, 2003).

     (b) (1) By-Laws (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

          (2) Amendment to By-Laws dated October 16, 1991 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

          (3) Amendment to By-Laws dated July 14, 2004 (previously filed with Post-Effective Amendment No. 56 to the Registrant's Registration Statement on September 1, 2004).

     (c) Portions of the Registrant's Agreement and Declaration of Trust and By-Laws pertaining to shareholders' rights (previously filed with Post-Effective Amendment No. 11 to the Registrant's Registration Statement on June 28, 1993).

     (d) Form of Amended and Restated Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. - (previously filed with the Post-Effective Amendment No. 65 to the Registrant's Registration Statement on October 25, 2006).

     (e) (1) Form of Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc., effective September 2, 2003 (previously filed with Post-Effective Amendment No. 51 to the Registrant's Registration Statement on August 22, 2003).

          (2) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26,
               2003).

          (3) Form of Amendment to Amended and Restated Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (previously filed with Post-Effective Amendment No. 59 of the Registrant's Registration Statement on December 30,
               2004).

          (4) Form of Amendment to Distribution Services Agreement - (previously filed with the Post-Effective Amendment No. 64 to the Registrant's Registration Statement on August 30, 2006).

          (5) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit (e)(6) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009.

          (6) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly Alliance Fund Distributors, Inc.) and selected agents making available shares of the Registrant (previously filed with Post-Effective Amendment No. 60 to the Registrant's Registration Statement on February 28, 2005).

          (7) Selected Dealer Agreement between AllianceBernstein Investments, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated making available shares of the Registrant effective April 30, 2009 - Incorporated by reference to Exhibit (e)(8) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009.


          (8) Load Fund Operating Agreement between AllianceBernstein Investments, Inc. and Charles Schwab & Co., Inc. making available shares of the Registrant, dated as of June 1, 2007 - Incorporated by reference to Exhibit (e)(9) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009.


          (9) Cooperation Agreement between AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Research Management, Inc.) and UBS AG, dated November 1, 2005 - Incorporated by reference to Exhibit (e)(10) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009.

     (f)  Not applicable.

     (g) (1) Custodian Agreement between the Registrant and State Street Bank and Trust Company, dated July 25, 1988, as amended through July 17, 1996 (previously filed with Post-Effective Amendment No. 21 to the Registrant's Registration Statement on September 1, 1996).


          (2) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company, dated as of June 1, 1999 - Filed herewith.


          (3) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company, dated as of February 1, 2001 - Filed herewith.


          (4) Amendment to Custodian Contract between the Registrant and State Street Bank and Trust Company, dated January 31, 2007 - Filed herewith.

     (h) (1) Transfer Agent Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly Alliance Fund Services, Inc.) (previously filed with Post-Effective Amendment No. 17 to the Registrant's Registration Statement on August 30,
               1995).

          (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. - (previously filed with the Post-Effective Amendment No. 65 to the Registrant's Registration Statement on October 25, 2006).

          (3) Accounting Agreement between Equitable Capital Management Corporation and State Street Bank and Trust Company (previously filed with Post-Effective Amendment No. 28 to the Registrant's Registration Statement on October 31, 1997).

          (4) Expense Limitation Undertaking by AllianceBernstein L.P. (previously filed with Post-Effective Amendment No. 38 to the Registrant's Registration Statement on October 29, 1999).

          (5) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy, AllianceBernstein Tax-Managed Balanced Wealth Preservation Strategy and AllianceBernstein Tax-Managed Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (6) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy and AllianceBernstein Tax-Managed Wealth Appreciation Strategy (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (7) Form of Expense Limitation Undertaking by AllianceBernstein L.P. with respect to AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy and AllianceBernstein Wealth Preservation Strategy (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).


     (i) Opinion and Consent of Seward & Kissel LLP relating solely to the Class A, Class B, Class C, Class R, Class K, Class I and Advisor Class shares of the AllianceBernstein Growth Fund - Filed herewith.


     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l) Investment Letter of The Equitable Life Assurance Society of the United States dated October 19, 1987 (previously filed with Post-Effective Amendment No. 26 to the Registrant's Registration Statement on August 28, 1997).

     (m) (1) Amended and Restated Distribution and Servicing Plan for Class A Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (2) Amended and Restated Distribution and Servicing Plan for Class B Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (3) Distribution and Servicing Plan for Class C Shares adopted by the Trust on August 2, 1993 (previously filed with Post-Effective Amendment No. 35 to the Registrant's Registration Statement on July 1, 1999).

          (4) Distribution and Servicing Plan for Class R Shares adopted by the Trust on November 11, 2003 (previously filed with Post-Effective Amendment No. 54 to the Registrant's Registration Statement on November 26, 2003).

          (5) Form of Distribution and Servicing Plan for Class K Shares (previously filed with Post-Effective Amendment No. 59 to the Registrant's Registration Statement on December 30, 2004).

     (n) (1) Amended and Restated Rule 18f-3 Plan, dated February 5, 2009 - Filed herewith.


          (2) Form of Amended and Restated 18f-3 Plan, dated June 10, 2009 - Filed herewith.

     (o)  Not applicable

     (p) (1) Code of Ethics of the Registrant (previously filed with Post-Effective Amendment No. 42 to the Registrant's Registration Statement on August 31, 2001).

          (2) Code of Ethics of AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 39 of the Registration Statement on Form N-1A of AllianceBernstein Large Cap Growth Fund, Inc. (File Nos. 33-49530 and 811-6730), filed with the Securities and Exchange Commission on October 14, 2009.

Other Exhibits:

          Powers of Attorney for: John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Garry L. Moody, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 72 of Registrant's Registration Statement on Form N-1A (File Nos. 33 12988 and 811-05088), filed with the Securities and Exchange Commision on August 14, 2009.

ITEM 24.  Persons Controlled by or Under Common Control with the Registrant.

          None.

ITEM 25.  INDEMNIFICATION.

          Paragraph (n) of Section 3, Article IV of the Registrant's Agreement and Declaration of Trust provides in relevant part that the Trustees of the Trust have the power:

               "(n) To purchase and pay for entirely out of Trust property such insurance as they may deem necessary or appropriate for the conduct of the business, including without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring the Shareholders, Trustees, officers, employees, agents, investment advisers or managers, principal underwriters, or independent contractors of the Trust individually against all claims and liabilities of every nature arising by reason of holding, being or having held any such office or position, or by reason of any action alleged to have been taken or omitted by any such person as Shareholder, Trustee, officer, employee, agent, investment adviser or manager, principal underwriter, or independent contractor, including any action taken or omitted that may be determined to constitute negligence, whether or not the Trust would have the power to indemnify such person against such liability;"

     Section 2 of Article VII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "Limitation of Liability

          Section 2. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, manager or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, but nothing herein contained shall protect any Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office."

     Article VIII of the Registrant's Agreement and Declaration of Trust provides in relevant part:

                                  ARTICLE VIII
                                 Indemnification

          "Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered Person") against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either
          (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

          "Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a Court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

          Section 3. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term "Covered Person" shall include such person's heirs, executors and administrators and a "disinterested Trustee" is a Trustee who is not an "interested person" of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (or who has been exempted from being an "interested person" by any rule, regulation or order of the Commission) and against whom none of such actions, suits or other proceedings or another action, suit or proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

          Section 2 of Article IX of the Registrant's Agreement and Declaration of Trust provides in relevant part:

          "TRUSTEE'S GOOD FAITH ACTION, EXPERT ADVICE, NO BOND OR SURETY

          Section 2. The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration of Trust, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required."

               The Investment Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, AllianceBernstein L.P. against any liability to the Registrant or its shareholders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason or reckless disregard of its obligations or duties thereunder.

               The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon, any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading, provided that nothing therein shall be so construed as to protect ABI against any liability to Registrant or its security holders to which it would otherwise be subject by reason or willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

               The foregoing summaries are qualified by the entire text of Registrant's Agreement and Declaration of Trust, the Advisory Agreement between the Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between the Registrant and ABI.

               The Registrant participates in a joint directors and officers liability policy for the benefit of its Trustees and officers.

               Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, Officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, Officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF ADVISER.

               The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectuses and in the Statements of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

               The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P's Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters.

          (a) ABI, the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:

               AllianceBernstein Balanced Shares, Inc.
               AllianceBernstein Blended Style Series, Inc.
               AllianceBernstein Bond Fund, Inc.
               AllianceBernstein Cap Fund, Inc.
               AllianceBernstein Corporate Shares
               AllianceBernstein Diversified Yield Fund, Inc.
               AllianceBernstein Exchange Reserves
               AllianceBernstein Fixed-Income Shares, Inc.
               AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Bond Fund, Inc.
               AllianceBernstein Global Growth Fund, Inc.
               AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc. AllianceBernstein Greater China'97 Fund, Inc.
               AllianceBernstein Growth and Income Fund, Inc.
               AllianceBernstein High Income Fund, Inc.
               AllianceBernstein Institutional Funds, Inc.
               AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
               AllianceBernstein International Growth Fund, Inc.
               AllianceBernstein Large Cap Growth Fund, Inc.
               AllianceBernstein Municipal Income Fund, Inc.
               AllianceBernstein Municipal Income Fund II
               AllianceBernstein Short Duration Portfolio(1)
               AllianceBernstein Small/Mid Cap Growth Fund, Inc.
               AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
               AllianceBernstein Utility Income Fund, Inc.
               AllianceBernstein Variable Products Series Fund, Inc.
               Sanford C. Bernstein Fund II, Inc.
               The AllianceBernstein Pooling Portfolios

----------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

          (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                              POSITIONS AND               POSITIONS AND OFFICES
NAME                          OFFICES WITH UNDERWRITER    WITH REGISTRANT
----                          ------------------------    ----------------------

Directors
---------

Mark R. Manley                Director

Robert M. Keith               Director

Officers
--------

Robert M. Keith               Executive Managing          President and
                              Director                    Chief Executive
                                                          Officer

Gerald M. Lieberman           President and Chief
                              Operating Officer

Richard A. Davies             Executive Vice
                              President

Frank Speno                   Executive Vice
                              President

Andrew L. Gangolf             Senior Vice President       Assistant Clerk
                              and Assistant General
                              Counsel

Emilie D. Wrapp               Senior Vice President,      Clerk
                              Assistant General Counsel
                              and Assistant Secretary

Daniel A. Notto               Senior Vice
                              President, Counsel
                              and Assistant
                              Secretary

Christopher S. Alpaugh        Senior Vice President

Audie G. Apple                Senior Vice President

Steven R. Barr                Senior Vice
                              President and
                              Assistant Secretary

Amy I. Belew                  Senior Vice President

Peter G. Callahan             Senior Vice President

Russell R. Corby              Senior Vice President

John W. Cronin                Senior Vice President

Robert J. Cruz                Senior Vice President

Jennifer M. DeLong            Senior Vice President

John C. Endahl                Senior Vice President

Adam E. Engelhardt            Senior Vice President

John Edward English           Senior Vice President

Edward J. Farrell             Senior Vice President and
                              Controller

Kenneth L. Haman              Senior Vice President

Joseph P. Healy               Senior Vice President

Mary V. Kralis Hoppe          Senior Vice President

Scott Hutton                  Senior Vice President

Robert H. Joseph, Jr.         Senior Vice President
                              and Assistant Treasurer

Eric L. Levinson              Senior Vice President

Matthew P. Mintzer            Senior Vice President

Thomas F. Monnerat            Senior Vice President

Joanna D. Murray              Senior Vice President

Jeffrey A. Nye                Senior Vice President

John J. O'Connor              Senior Vice President

Catherine N. Peterson         Senior Vice President

Mark A. Pletts                Senior Vice President

Stephen C. Scanlon            Senior Vice President

John P. Schmidt               Senior Vice President

Gregory K. Shannahan          Senior Vice President

Peter J. Szabo                Senior Vice President

Joseph T. Tocyloski           Senior Vice President

Craig E. Welch                Senior Vice President

Patrick E. Ryan               Vice President and
                              Chief Financial Officer

Albert J. Angelus             Vice President

Kenneth F. Barkoff            Vice President

Peter J. Barron               Vice President

William G. Beagle             Vice President

Christopher M. Berenbroick    Vice President

Chris Boeker                  Vice President

Brandon W. Born               Vice President

Richard A. Brink              Vice President

Shaun D. Bromley              Vice President

Brian Buehring                Vice President

Kevin T. Cannon               Vice President

Daniel W. Carey               Vice President

Tobin W. Chakeen              Vice President

Alice L. Chan                 Vice President

Laura A. Channell             Vice President

Emily A. Chien                Vice President

Flora Chuang                  Vice President

Peter T. Collins              Vice President

Joseph D. Connell, Jr.        Vice President

Michael C. Conrath            Vice President

Dwight P. Cornell             Vice President

Robert A. Craft               Vice President

John D. Curry                 Vice President

Walter F. Czaicki             Vice President

John M. D'Agostino            Vice President

Brett E. Dearing              Vice President

Christine M. Dehil            Vice President

Darren K. DeSimone            Vice President

Ronald G. Dietrich            Vice President

Carmela Di Meo                Vice President

Joseph T. Dominguez           Vice President

Bradford P. Doninger          Vice President

Bernard J. Eng                Vice President

Daniel Ennis                  Vice President

Michael J. Eustic             Vice President

Hollie G. Fagan               Vice President

Matthew G. Fetchko            Vice President

Michael F. Foy                Vice President

Kevin T. Gang                 Vice President

Mark A. Gessner               Vice President

Mark C. Glatley               Vice President

Kimberly A. Collins Gorab     Vice President

Joseph T. Haag                Vice President

Brian P. Hanna                Vice President

John G. Hansen                Vice President

Shannon R. Harkins            Vice President

Terry L. Harris               Vice President

Michael S. Hart               Vice President

Daniel R. Hemberger           Vice President

Anthony D. Ialeggio           Vice President

Eric S. Indovina              Vice President

Oscar J. Isoba                Vice President

Kumar Jagdeo II               Vice President

Matthew L. Joki               Vice President

Jung M. Kim                   Vice President

Joseph B. Kolman              Vice President

Scott M. Krauthamer           Vice President

Jeffrey J. Lamb               Vice President

Christopher J. Larkin         Vice President

Laurel E. Lindner             Vice President

James M. Liptrot              Vice President and
                              Assistant Controller

Colleen S. Lorence            Vice President

Edward R. Lupo                Vice President

Jennifer L. Magill            Vice President

Silvia Manz                   Vice President

Osama Mari                    Vice President

Jay G. McAndrew               Vice President

Joseph R. McLean              Vice President

Craig S. McKenna              Vice President

Bart D. Miller                Vice President

Troy E. Mosconi               Vice President

Paul S. Moyer                 Vice President

Juan Mujica                   Vice President

John F. Multhauf              Vice President

Robert D. Nelms               Vice President

Jamie A. Nieradka             Vice President

Suzanne E. Norman             Vice President

Alexandria N. Novak           Vice President

John J. Onofrio               Vice President and
                              Assistant Treasurer

Ian J. O'Brien-Rupert         Vice President

Alex E. Pady                  Vice President

David D. Paich                Vice President

Kimchu Perrington             Vice President

Leo J. Peters IV              Vice President

Thomas C. Pfeifer             Vice President

Joseph J. Proscia             Vice President

John D. Prosperi              Vice President

Carol H. Rappa                Vice President

Jessie A. Reich               Vice President

Heidi A. Richardson           Vice President

James A. Rie                  Vice President

Lauryn A. Rivello             Vice President

Patricia A. Roberts           Vice President

Miguel A. Rozensztroch        Vice President

Kristin M. Seabold            Vice President

William D. Shockley           Vice President

John F. Skahan                Vice President

Praveen K. Singh              Vice President

Karen Sirett                  Vice President

Elizabeth M. Smith            Vice President

Laurie L. Snively             Vice President

Daniel L. Stack               Vice President

Ben H. Stairs                 Vice President

Jason P. Stevens              Vice President

Brian D. Stokes               Vice President

Kelly P. Sudafer              Vice President

Scott M. Tatum                Vice President

Asher B. Teigman              Vice President

Nancy D. Testa                Vice President

Jay D. Tini                   Vice President

Keri-Ann S. Toritto           Vice President

Laura L. Tocchet              Vice President

Louis L. Tousignant           Vice President

James R. Van Deventer         Vice President

Christian G. Wilson           Vice President

Stephen M. Woetzel            Vice President

Joanna Wong                   Vice President

Tao T. Wu                     Vice President

Joseph Abate                  Assistant Vice
                              President

Constantin L. Andreae         Assistant Vice
                              President

Steven D. Barbesh             Assistant Vice
                              President

DeAnna D. Beedy               Assistant Vice
                              President

Roy C. Bentzen                Assistant Vice
                              President

Michael A. Bosi               Assistant Vice
                              President

James M. Broderick            Assistant Vice
                              President

Scott A. Brown                Assistant Vice
                              President

Judith A. Chin                Assistant Vice
                              President

Christine M. Crowley          Assistant Vice
                              President

Jamila Dalia                  Assistant Vice
                              President

Daniel A. Dean                Assistant Vice
                              President

Ralph A. DiMeglio             Assistant Vice
                              President

Kilie A. Donahue              Assistant Vice
                              President

Michael J. Ferraro            Assistant Vice
                              President

Robert A. Fiorentino          Assistant Vice
                              President

Jose R. Garcia                Assistant Vice
                              President

Michele J. Giangrande         Assistant Vice
                              President

Cecilia N. Gomes              Assistant Vice
                              President

Stefanie M. Gonzalez          Assistant Vice
                              President

Heath Grossman                Assistant Vice
                              President

Friederike Grote              Assistant Vice
                              President

John J. Gulino                Assistant Vice
                              President

Kelly P. Guter-Sudafer        Assistant Vice
                              President

Junko Hisamatsu (Cox)         Assistant Vice
                              President

Lia A. Horii                  Assistant Vice
                              President

Julie E. (Gerstmayer) Kelly   Assistant Vice
                              President

Aaron S. Kravitz              Assistant Vice
                              President

Junko Kimura                  Assistant Vice
                              President

Stephen J. Laffey             Assistant Vice              Assistant Clerk
                              President and Counsel

Jayson W. Leisenring          Assistant Vice
                              President

Jonathan M. Liang             Assistant Vice
                              President

Mark J. Maier                 Assistant Vice
                              President

Matthew J. Malvey             Assistant Vice
                              President

Francesco Martello            Assistant Vice
                              President

Russell B. Martin             Assistant Vice
                              President

David G. Mitchell             Assistant Vice
                              President

Jennifer A. Mulhall           Assistant Vice
                              President

Brian W. Paulson              Assistant Vice
                              President

Steven Pavlovic               Assistant Vice
                              President

Jared M. Piche                Assistant Vice
                              President

Vinod B. Pittampalli          Assistant Vice
                              President

Cameron V. Polek              Assistant Vice
                              President

Damien J. Porras              Assistant Vice
                              President

Mark A. Quarno                Assistant Vice
                              President

Marc S. Reed                  Assistant Vice
                              President

Jennifer R. Rolf              Assistant Vice
                              President

Kristin M. Sammon             Assistant Vice
                              President

Matthew M. Stebner            Assistant Vice
                              President

Christopher R. Thabet         Assistant Vice
                              President

William Tohme                 Assistant Vice
                              President

Damaris Torres                Assistant Vice
                              President

Laurence Vandecasteele        Assistant Vice
                              President

Kellie L. Weil                Assistant Vice
                              President

Martin J. Zayac               Assistant Vice
                              President

Mark R. Manley                Secretary

Colin T. Burke                Assistant Secretary

          (c) Not applicable.

ITEM 28.  Location of Accounts and Records.

          The accounts, books and other documents required to be maintained by
          Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29.  MANAGEMENT SERVICES.

          Not applicable.

ITEM 30.  UNDERTAKINGS.

          Not applicable.

                              ********************

                                     NOTICE


     A copy of the Agreement and Declaration of Trust of The AllianceBernstein Portfolios (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 14th day of October, 2009.

                                         THE ALLIANCEBERNSTEIN PORTFOLIOS

                                         By: Robert M. Keith*
                                             ---------------------
                                             Robert M. Keith
                                             President

     Pursuant to the requirements of the Securities Act of l933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                           Title                Date
     ---------                           -----                ----

1)   Principal Executive Officer

     Robert M. Keith*                    President and        October 14, 2009
     -------------------                 Chief Executive
     Robert M. Keith                     Officer

2)   Principal Financial and
     Accounting Officer

     /s/ Joseph J. Mantineo              Treasurer and        October 14, 2009
     ----------------------              Chief Financial
     Joseph J. Mantineo                  Officer

3)   The Trustees:

     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Garry L. Moody*
     Marshall C. Turner, Jr.*
     Earl D. Weiner*

    *By: /s/ Andrew L. Gangolf                                October 14, 2009
        ----------------------
             Andrew L. Gangolf
             (Attorney-in-fact)

                                Index to Exhibits
                                -----------------


Exhibit No.    Description of Exhibits
-----------    -----------------------

(g)(2)         Amendment to Custodian Contract

(g)(3)         Amendment to Custodian Contract

(g)(4)         Amendment to Custodian Contract

(i)            Opinion and Consent of Seward & Kissel LLP

(j)            Consent of Independent Registered Public Accounting Firm

(n)(1)         Amended and Restated Rule 18f-3 Plan

(n)(2)         Amended and Restated Rule 18f-3 Plan








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